                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                CFX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [X] Fee paid previously with preliminary materials. $32,842.60 was paid on April 17, 1997.

     [X] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
            $30,305

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:
            333-29229 and 333-29243

--------------------------------------------------------------------------------

     (3) Filing party:
            CFX Corporation

--------------------------------------------------------------------------------

     (4) Date filed:
            June 13, 1997

--------------------------------------------------------------------------------

CFX Letter Head

                                 June 18, 1997

Dear Shareholder:

     We are pleased to enclose your Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Shareholders of CFX Corporation ("CFX") to be held on Wednesday, July 30, 1997, at 10:00 a.m., local time, at the Best Western Sovereign Hotel, located at 401 Winchester Street, Keene, New Hampshire 03431.

     At the Annual Meeting, you will be asked to elect five directors of CFX to serve terms expiring in 2000. You also will be asked to consider and approve two acquisitions: (i) the proposed acquisition of Portsmouth Bank Shares, Inc. ("Portsmouth"), whose wholly-owned subsidiary, Portsmouth Savings Bank ("Portsmouth Bank"), has approximately $263 million in total assets and three banking offices in Rockingham County, New Hampshire and (ii) the proposed acquisition of Community Bankshares, Inc. ("Community"), whose wholly-owned subsidiaries, Concord Savings Bank ("Concord Bank") and Centerpoint Bank have approximately $581 million in total assets and 11 banking offices in south central New Hampshire. Upon completion of the acquisitions, Portsmouth Bank, Concord Bank and Centerpoint Bank will be merged into CFX Bank, thereby expanding CFX Bank's geographic markets and offering significant opportunities for revenue enhancement and cost savings. Together, the acquisitions involve the issuance of up to 12,800,000 shares of CFX common stock, par value $0.66 2/3 per share, which must be approved by shareholders under applicable American Stock Exchange policies. Each acquisition will be independently voted upon and the failure to approve one of the acquisitions will not affect the consummation of the other acquisition.

     The Board of Directors of CFX believes that the Portsmouth and Community acquisitions represent an attractive opportunity for CFX to expand its franchise and to add value for the shareholders of CFX. Accordingly, the Board unanimously urges you to read carefully the attached Proxy Statement and vote "FOR" the acquisitions.

     At the meeting, you also will be asked to approve an increase in the authorized shares of CFX common stock, to approve the 1997 Long-Term Incentive Plan, to approve an amended Employee Stock Purchase Plan and to ratify the appointment of CFX's independent auditors for 1997.

     In order to make sure that your vote is represented at the Annual Meeting, indicate your vote on the enclosed proxy form, date and sign it, and return it in the enclosed envelope. If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person. The Board of Directors of CFX hopes that you will be able to attend the Annual Meeting.

                                          Sincerely,

                                          Peter J. Baxter Signature

                                          Peter J. Baxter
                                          President and Chief Executive Officer

                                CFX CORPORATION
                                102 MAIN STREET
                           KEENE, NEW HAMPSHIRE 03431
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 30, 1997
                            ------------------------

To The Shareholders of CFX Corporation:

     Notice is hereby given that the Annual Meeting of Shareholders of CFX Corporation ("CFX") will be held at the Best Western Sovereign Hotel, located at 401 Winchester Street, Keene, New Hampshire 03431, on Wednesday, July 30, 1997 at 10:00 a.m. local time, for the following purposes:

     1. To elect five directors of CFX for terms expiring in 2000;

     2. To consider and vote upon the approval of the Agreement and Plan of Reorganization and related Plan of Share Exchange between CFX and Portsmouth Bank Shares, Inc. ("Portsmouth"), a New Hampshire corporation, pursuant to which: (i) CFX will exchange up to 6,400,000 shares of CFX common stock, par value $0.66 2/3 per share, for issued and outstanding shares of Portsmouth common stock, par value $0.10 per share, including any shareholders' rights attached thereto; (ii) Portsmouth will be merged with and into CFX; and (iii) Portsmouth Savings Bank, a wholly-owned New Hampshire state-chartered savings bank subsidiary of Portsmouth will be merged with and into CFX Bank;

     3. To consider and vote upon the approval of the Agreement and Plan of Reorganization and related Plan of Share Exchange, between CFX and Community Bankshares, Inc. ("Community"), a New Hampshire corporation, pursuant to which:
(i) CFX will exchange up to 6,400,000 shares of CFX common stock, for issued and outstanding shares of Community common stock, par value $1.00 per share, including any shareholders' rights attached thereto; (ii) Community will be merged with and into CFX; and (iii) both Concord Savings Bank, a wholly-owned New Hampshire state-chartered savings bank subsidiary of Community, and Centerpoint Bank, a wholly-owned New Hampshire state-chartered commercial bank subsidiary of Community, will be merged with and into CFX Bank;

     4. To consider and vote upon the approval of an amendment to the CFX Articles of Incorporation to increase the number of authorized shares of CFX common stock from 22,500,000 to 50,000,000;

     5. To consider and vote upon the approval of a new stock option plan, the 1997 Long-Term Incentive Plan (the "1997 Plan");

     6. To consider and vote upon the approval of an amended stock purchase plan, the Amended and Restated 1992 Employee Stock Purchase Plan (the "Purchase Plan");

     7. To ratify the appointment of Wolf & Company, P.C. as independent auditors of CFX for calendar year 1997; and

     8. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on June 12, 1997 are entitled to notice of and to vote at such meeting or any adjournment thereof.

                                          By Order of the Board of
                                          Directors and President

                                          /s/ Christopher V. Bean

                                          Christopher V. Bean
                                          Secretary

Keene, New Hampshire
June 18, 1997

                                   IMPORTANT

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN, TO APPROVE THE PORTSMOUTH ACQUISITION, TO APPROVE THE COMMUNITY ACQUISITION, TO APPROVE THE AMENDMENT TO THE CFX ARTICLES OF INCORPORATION, TO APPROVE THE 1997 PLAN, TO APPROVE THE AMENDED EMPLOYEE STOCK PURCHASE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF CFX'S INDEPENDENT AUDITORS.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
INTRODUCTION..........................................................................   1
MEETING INFORMATION...................................................................   2
  Date, Place and Time................................................................   2
  Record Date; Voting Rights..........................................................   2
  Voting and Revocation of Proxies....................................................   3
  Solicitation of Proxies.............................................................   3
PROPOSAL I -- ELECTION OF DIRECTORS...................................................   3
  General Information.................................................................   3
  Meetings and Committees of the Board................................................   6
  Executive Compensation and Other Information........................................   6
PROPOSALS II & III -- PROPOSED PORTSMOUTH AND COMMUNITY ACQUISITIONS..................  12
  Background of and Reasons for the Acquisitions......................................  12
  Terms of the Acquisitions...........................................................  17
  Opinions of the Financial Advisor...................................................  18
  Representations and Warranties......................................................  25
  Conditions to the Consummation of the Acquisitions..................................  25
  Waiver and Amendment................................................................  25
  Regulatory and Other Approvals......................................................  26
  Business Pending Consummation of the Acquisitions...................................  27
  Effective Date......................................................................  27
  Termination.........................................................................  27
  Management and Operations After the Acquisitions....................................  28
  Certain Federal Income Tax Consequences.............................................  30
  Accounting Treatment................................................................  30
  Stock Option Agreements.............................................................  30
  Markets and Market Prices...........................................................  30
  Comparative Per Share Data..........................................................  32
  Selected Financial Data.............................................................  35
PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)..............................  44
PROPOSAL IV -- APPROVAL OF THE CHARTER AMENDMENT......................................  51
  General Information.................................................................  51
  Description of the Charter Amendment................................................  51
  Background and Reasons..............................................................  51
  The Potential Effect................................................................  51
PROPOSAL V -- APPROVAL OF THE 1997 LONG-TERM INCENTIVE PLAN...........................  52
  General Information.................................................................  52
  Description of the 1997 Plan........................................................  52
  Summary of Certain Federal Income Tax Consequences..................................  53
  Accounting Treatment................................................................  54
  Certain Other Information...........................................................  54
PROPOSAL VI -- APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN...........................  55
  General Information.................................................................  55
  Reasons for the Proposal............................................................  55
  Description of the Purchase Plan as Proposed to be Amended..........................  55
  Shares Subject to Sale and Eligibility..............................................  55
  Administration......................................................................  56

                                                                                        PAGE
                                                                                        ----
  Offerings under the Purchase Plan...................................................  56
  Accounting Treatment................................................................  56
  Certain Federal Income Tax Consequences.............................................  57
  Shareholder Approval Required.......................................................  57
PROPOSAL VII -- RATIFICATION OF INDEPENDENT AUDITORS..................................  57
SHAREHOLDER PROPOSALS.................................................................  58
AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE............................  58
OTHER MATTERS.........................................................................  60
APPENDIX A -- PORTSMOUTH AGREEMENT AND PLAN OF REORGANIZATION WITH RELATED PLAN OF
  SHARE EXCHANGE
APPENDIX B -- COMMUNITY AGREEMENT AND PLAN OF REORGANIZATION WITH RELATED PLAN OF
  SHARE EXCHANGE
APPENDIX C -- OPINION OF ALEX. BROWN & SONS INCORPORATED WITH RESPECT TO THE
  PORTSMOUTH ACQUISITION
APPENDIX D -- OPINION OF ALEX. BROWN & SONS INCORPORATED WITH RESPECT TO THE COMMUNITY
  ACQUISITION
APPENDIX E -- THE 1997 LONG-TERM INCENTIVE PLAN
APPENDIX F -- THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

                                CFX CORPORATION

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 30, 1997

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished to shareholders of CFX Corporation ("CFX") in connection with the solicitation of proxies by the Board of Directors of CFX to be used at the Annual Meeting of Shareholders, and any adjournment thereof, to be held at the time and place set forth in the accompanying notice ("Annual Meeting"). It is anticipated that the mailing of this Proxy Statement and the enclosed proxy card will commence on or about June 18, 1997.

     At the Annual Meeting, shareholders of CFX will be asked to elect five directors of CFX for terms expiring in 2000, approve two acquisitions, approve an amendment to CFX's Articles of Incorporation to increase the authorized shares of CFX common stock, approve a new stock option plan, approve an amended employee stock purchase plan and to ratify the appointment of CFX's independent auditors, Wolf & Company, P.C. for 1997.

     CFX's proposed acquisitions of Portsmouth Bank Shares, Inc. ("Portsmouth") and Community Bankshares, Inc. ("Community") will each involve the issuance of up to 6,400,000 shares of CFX common stock, par value $0.66 2/3 per share ("CFX Common Stock"). Both Portsmouth and Community are New Hampshire bank holding companies with wholly-owned New Hampshire state-chartered bank subsidiaries, Portsmouth Savings Bank ("Portsmouth Bank"), in the case of Portsmouth, and Concord Savings Bank ("Concord Bank") and Centerpoint Bank (collectively, "the Community Banks"), in the case of Community. CFX's proposed acquisitions of Portsmouth and Community each will involve a share exchange, a holding company merger and a bank merger. While the steps involved in each acquisition are similar, each acquisition is an independent transaction. In the initial step, CFX will acquire all the outstanding shares of capital stock of Portsmouth, par value $0.10 per share ("Portsmouth Common Stock"), and Community, par value $1.00 per share ("Community Common Stock"), including any respective shareholders' rights attached thereto, through an exchange of shares of CFX Common Stock for issued and outstanding shares of Portsmouth Common Stock and Community Common Stock (the "Portsmouth Share Exchange" and the "Community Share Exchange," respectively, and collectively the "Share Exchanges") pursuant to a Plan of Share Exchange (the "Portsmouth Plan of Exchange" and the "Community Plan of Exchange," respectively, and collectively the "Plans of Exchange"). Immediately following the Share Exchanges, Portsmouth and Community will be merged (the "Portsmouth Holding Company Merger" and the "Community Holding Company Merger," respectively, and collectively the "Holding Company Mergers") with and into CFX and immediately thereafter, Portsmouth Bank and the Community Banks will be merged (the "Portsmouth Bank Merger" and the "Community Bank Mergers," respectively, and collectively the "Bank Mergers") with and into CFX Bank (the Share Exchanges, the Holding Company Mergers and the Bank Mergers being referred to as the "Portsmouth Acquisition" and the "Community Acquisition," respectively, and collectively the "Acquisitions").

     Each one of the Acquisitions will be independently voted upon and failure to approve one of the Acquisitions will not affect the consummation of the other approved Acquisition. For a more complete description of the Acquisitions, see "PROPOSALS II & III -- PROPOSED PORTSMOUTH AND COMMUNITY ACQUISITIONS -- Terms of the Acquisitions." The Portsmouth Agreement and Plan of Reorganization (the "Portsmouth Reorganization Agreement"), including the related Portsmouth Plan of Exchange (collectively, the "Portsmouth Acquisition Documents") and the Community Agreement and Plan of Reorganization (the "Community Reorganization Agreement"), including the related Community Plan of

Exchange (collectively, the "Community Acquisition Documents"), are attached hereto as Appendix A and Appendix B, respectively.

     As of March 31, 1997, Portsmouth had total consolidated assets of $263 million and total shareholders' equity of $66 million. Portsmouth Bank has three full-service offices located in Rockingham County, New Hampshire. The principal executive offices of Portsmouth are located at 333 State Street, Portsmouth, New Hampshire 03801. Its telephone number is (603) 436-6630. As of March 31, 1997, Community had total consolidated assets of $581 million and total shareholders' equity of $41 million. Concord Bank has seven full-service offices located in south central New Hampshire, and Centerpoint Bank has four full-service offices also located in south central New Hampshire. The principal executive offices of Community are located at 43 North Main Street, Concord, New Hampshire 03301. Its telephone number is (603) 224-1100. For additional information concerning the business of Portsmouth and Community, see the documents regarding these companies incorporated herein by reference.

     In connection with the Acquisitions, CFX is seeking shareholder approval of an amendment to the CFX Articles of Incorporation (the "CFX Articles") to increase the number of authorized shares of CFX Common Stock from 22,500,000 to 50,000,000 (the "Charter Amendment").

                              MEETING INFORMATION

DATE, PLACE AND TIME

     The Annual Meeting of Shareholders of CFX will be held on Wednesday, July 30, 1997 at 10:00 a.m., local time, at the Best Western Sovereign Hotel, Keene, New Hampshire.

RECORD DATE; VOTING RIGHTS

     Only shares of CFX Common Stock can be voted at the Annual Meeting. Each share entitles its owner to one vote on all matters. The election of directors will be decided by the vote of holders of a plurality of the shares of CFX Common Stock voted at a meeting at which a quorum is present. The Acquisitions, the 1997 Plan and the amended Employee Stock Purchase Plan must be approved by the affirmative vote of holders of a majority of the shares of CFX Common Stock present in person or represented by proxy at a meeting at which a quorum is present. The Charter Amendment must be approved by the affirmative vote of holders of at least two thirds of all the shares of CFX Common Stock entitled to vote for the election of directors.

     The close of business on June 12, 1997 (the "Record Date") has been fixed as the record date for the determination of shareholders entitled to vote at the Annual Meeting. There were approximately 4,437 record holders of CFX Common Stock and 13,005,793 shares of CFX Common Stock outstanding as of the Record Date. Record holders of CFX Common Stock possess neither cumulative voting rights nor dissenters' right of appraisal with respect to any of the matters to be presented at the Annual Meeting. The presence, in person or by proxy, of at least one-half of the outstanding shares of CFX Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. CFX intends to count the shares of CFX Common Stock present in person at the Annual Meeting but not voting, and shares of CFX Common Stock for which it has received proxies, but with respect to which holders of shares have abstained on any matter, as present at the CFX Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business.

     Nonvoting shares and abstentions will not be counted as votes cast for purposes of determining whether a majority, or plurality in the case of the election of the directors, has been attained and therefore will have no effect on the vote with respect to any of the matters to be presented at the Annual Meeting (collectively, the "Proposals"), other than the Charter Amendment and will have the same effect as a vote against the Charter Amendment. In addition, under the rules of the New York Stock Exchange, brokers who hold shares in street name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote shares held for such customers in favor of the approval of the Proposals without specific instruction from such customers. Accordingly, the failure of such customers to provide instructions with respect to their shares of

CFX Common Stock to their brokers will have the effect of such shares not being voted and therefore will have no effect on the vote to approve the Proposals, other than the Charter Amendment and will have the same effect as a vote against the Charter Amendment. Such instances, if any, are referred to as broker non-votes.

VOTING AND REVOCATION OF PROXIES

     If the enclosed form of proxy is properly executed and returned to CFX in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted "FOR" the nominees proposed by the Board of Directors and "FOR" the other Proposals presented in the attached Notice of Annual Meeting of Shareholders. Proxies marked "FOR" the Acquisition proposals and executed but unmarked proxies will be voted in the discretion of the persons named in the accompanying proxy as to any proposed adjournment of the meeting. Proxies marked "AGAINST" the Acquisition proposals will not be voted by such named persons as to any proposed adjournment of the meeting. Except for procedural matters incident to the conduct of the Annual Meeting, CFX does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by the proxies on such matters as determined by a majority of the Board of Directors.

     The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of CFX a written notice of revocation, by delivering to CFX a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Written notices of revoked proxies may be directed to: Christopher V. Bean, Secretary, CFX Corporation, 102 Main Street, Keene, N.H. 03431.

     Directors and officers of CFX and affiliates of such persons had sole or shared voting power with respect to 450,928 shares of CFX Common Stock, representing 3.47% of the CFX Common Stock outstanding as of the Record Date. Such directors and officers have advised CFX that they intend to vote all shares of CFX Common Stock that they are entitled to vote in favor of the Acquisition Documents and the Acquisitions.

SOLICITATION OF PROXIES

     The cost of soliciting proxies in the form enclosed herewith will be borne by CFX. In addition to the solicitation of proxies by mail, CFX, through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telegraph without additional compensation. CFX will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so. CFX has engaged the services of Chase Mellon Shareholder Services for the purpose of assisting in the solicitation of proxies at a cost of $5,500 plus the reimbursement of certain expenses.

                      PROPOSAL I -- ELECTION OF DIRECTORS

GENERAL INFORMATION

     The Board of Directors of CFX presently consists of 15 persons. Directors are elected for staggered terms of three years and hold office until their successors are elected and qualified. The directors are currently divided into three classes of five directors each.

     Upon consummation of the Acquisitions, three persons selected by Portsmouth and three persons selected by Community will be appointed directors to an expanded CFX Board. See "PROPOSALS II & III -- PROPOSED PORTSMOUTH AND COMMUNITY ACQUISITIONS -- Management and Operations After the Acquisitions."

     At the Annual Meeting, five directors will be elected for three-year terms. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the five nominees listed below. The persons receiving a plurality of the votes cast will be elected as directors. Although it is anticipated that each nominee will be available to serve as a director, should any nominee be unavailable to serve, proxies will be voted by the proxy holders in their discretion for another person designated by the Board of Directors.

     The following table sets forth certain information regarding the nominees for election to the Board of Directors, whose terms will expire in 2000, the directors who will continue in office for the remainder of their terms and the non-director executive officers of CFX:

                                      PRINCIPAL OCCUPATION            DIRECTOR      SHARES OF CFX OWNED
       NAME AND AGE                  DURING THE LAST 5 YEARS          SINCE(1)     ON THE RECORD DATE(2)
---------------------------    -----------------------------------    --------     ----------------------
NOMINEES FOR ELECTION FOR A
TERM TO EXPIRE IN 2000
Peter J. Baxter                Director; President and Chief            1988               128,129
  Age 45                       Executive Officer, CFX Corporation
                               since 1989 and CFX Bank since 1992
Christopher W. Bramley         Director; President and Chief            1996                60,379
  Age 55                       Executive Officer, Safety Fund
                               National Bank (since 1994);
                               Executive Vice President, Shawmut
                               Bank, N.A. (1986-1994)
Calvin L. Frink                Director; Retired                        1972                27,618
  Age 74
Douglas S. Hatfield, Jr.       Director; President and Treasurer,       1990                47,982
  Age 61                       Hatfield, Moran & Barry, P.A.
                               (attorneys)
Philip A. Mason                Director; Partner, Mason & Martin,       1988                15,336
  Age 54                       LLP (attorneys)
DIRECTORS WHOSE TERMS
CONTINUE TO 1998
William E. Aubuchon, III       Director; Chairman of the Board and      1996                24,334
  Age 52                       Chief Executive Officer, W.E.
                               Aubuchon Company
Richard B. Baybutt             Director; Chairman of the Board,         1977                89,980
  Age 68                       Baybutt Construction Corp.
Christopher V. Bean            Director and Secretary, CFX              1988                35,099
  Age 47                       Corporation; Attorney, Bean Law
                               Offices
Elizabeth Sears Hager(3)       Director; Executive Director,            1994                15,065
  Age 52                       United Way of Merrimack County
                               (since 1996); New Hampshire State
                               Representative
L. William Slanetz             Director; Owner, Cheshire Realty         1968                32,244
  Age 68
DIRECTORS WHOSE TERMS
CONTINUE TO 1999
Richard F. Astrella            Director; President, Orange Savings      1995                69,107
  Age 54                       Bank (since 1989)
P. Kevin Condron               Director; President, Central Supply      1996                35,725
  Age 51                       Company, Inc. (wholesale plumbing
                               and heating)
Eugene E. Gaffey               Director and Chairman of the Board,      1972                57,733
  Age 72                       CFX Corporation and CFX Bank;
                               Retired Justice, Hinsdale Municipal
                               Court

                                      PRINCIPAL OCCUPATION            DIRECTOR      SHARES OF CFX OWNED
       NAME AND AGE                  DURING THE LAST 5 YEARS          SINCE(1)     ON THE RECORD DATE(2)
---------------------------    -----------------------------------    --------     ----------------------
David R. Grenon                Director; Chairman of Advisory           1996                61,588
  Age 57                       Board and Assistant Clerk, the
                               Protector Group Insurance Agency,
                               Inc.; Director, Commerce Group,
                               Inc., Commerce Holdings, Inc., and
                               Commerce Insurance Company of
                               Webster, MA
Walter R. Peterson             Director; President Emeritus,            1988                87,229
  Age 74                       Franklin Pierce College; Trustee,
                               University of New Hampshire
NON-DIRECTOR EXECUTIVE
  OFFICERS(4)
Mark A. Gavin                  Executive Vice President and Chief       1992                77,194
  Age 35                       Operating Officer, CFX Corporation
Stephen R. Shirley             Senior Vice President and Trust          1996                18,769
  Age 50                       Officer, Safety Fund National Bank
                               (since 1994); Senior Vice President
                               and Senior Trust Officer, CFX
                               Corporation (since 1996)
Gregg R. Tewksbury             Chief Financial Officer, CFX             1996                10,253
  Age 32                       Corporation

All directors and executive officers as a group (18 persons)     893,764 (6.87%)
---------------

(1) Year that individual first became a director of CFX, trustee of CFX Bank or a non-director executive officer of CFX or a CFX subsidiary.

(2) Shares of CFX beneficially owned (the percentage of outstanding stock is noted in parenthesis if over 1%). The number of shares shown includes, but is not limited to, shares of CFX Common Stock that could be acquired within 60 days pursuant to the exercise of stock options, the power to revoke a trust or similar arrangement: for Mr. Baybutt, 29,172 shares held by Baybutt Construction Corp. and 16,408 shares owned by the Baybutt Construction Corp. Profit Sharing Trust; for Mr. Hatfield, 14,429 shares held by the Douglas S. Hatfield Trust, 1,000 shares held by the Douglas and Judith Hatfield Charitable Unitrust and shares held by an Individual Retirement Account ("IRA"); for Messrs. Aubuchon, Condron, Peterson and Slanetz, 936 shares, 1,452 shares, 1,100 shares and 7,656 shares, respectively, held by close relatives, that such individuals have neither investment power nor voting power and with respect to which they disclaim beneficial ownership; for Messrs. Astrella, Aubuchon, Baxter, Baybutt, Bean, Bramley, Condron, Frink, Gaffey, Gavin, Grenon and Ms. Hager and Messrs. Hatfield, Mason, Peterson, Shirley, Slanetz and Tewksbury, 48,337 shares, 3,150 shares, 110,057 shares, 14,883 shares, 14,883 shares, 29,362 shares, 3,150 shares, 16,187 shares,
    33,117 shares, 69,439 shares, 3,150 shares, 14,883 shares, 14,883 shares,
    14,883 shares, 16,687 shares, 11,151 shares, 14,883 shares, and 9,751 shares, respectively, subject to stock options granted under CFX (or predecessor company) stock option plans, and to which such individuals disclaim beneficial ownership. Includes shares as to which voting or investment power is shared with the individual's spouse.

(3) Ms. Hager is a director of Chubb America Fund, Inc. and Chubb Investment Funds, Inc., both subsidiaries of Chubb Corp.

(4) Messrs. Baxter, Bramley and Astrella also are executive officers of CFX.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED HEREIN.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors held twelve meetings in 1996. In 1996, each director attended at least 75% of all meetings of CFX's Board of Directors and meetings of any Committee of which he or she was a member held during his or her period in office, except Messrs. Aubuchon, Bramley, Condron and Grenon, all of whom joined the Board after July 1, 1996 following the merger with Safety Fund.

     The Board of Directors of CFX has, among other committees, an Audit Committee, a Human Resources/Compensation Committee (the "Compensation Committee") and a Corporate Governance Committee. The Audit Committee's responsibilities include reviewing any audit reports and reporting to the full Board of Directors. The Audit Committee met four times in 1996. The Audit Committee members were Messrs. Baybutt, Bean, Gaffey (ex officio), Grenon, Hatfield, Slanetz and Ms. Hager. The responsibilities of the Compensation Committee include reviewing CFX's salary and benefit policy and reporting its conclusions to the full Board of Directors and taking the other actions described in the Compensation Committee's report set forth below. The Compensation Committee met six times in 1996. The Compensation Committee members were Messrs. Aubuchon, Baxter, Bean, Frink, Gaffey (ex officio), Hatfield and Ms. Hager. The Stock Option Committee, which is a subcommittee of the Compensation Committee, met three times in 1996. The Stock Option Committee's members were Messrs. Bean, Frink, Gaffey, Hatfield and Ms. Hager. The Stock Option Committee recommends to the Board of Directors the persons to whom options will be granted and the number of shares, types and other terms and conditions of the options. CFX's Corporate Governance Committee performs the functions of a nominating committee by recommending individuals to the Board for the positions of directors and officers. The Corporate Governance Committee met five times in 1996. The Corporate Governance Committee members were Messrs. Baxter, Condron, Gaffey, Hatfield, Mason and Peterson. The Corporate Governance Committee will consider nominees recommended by CFX shareholders. See "SHAREHOLDER PROPOSALS."

EXECUTIVE COMPENSATION AND OTHER INFORMATION

     SUMMARY COMPENSATION TABLE. The following table sets forth cash compensation during the last three fiscal years for CFX's chief executive officer and other executive officers of CFX whose total compensation exceeded $100,000 for services rendered in all capacities to CFX and its subsidiaries in 1996 (the "Named Executive Officers"):

                                                                                    LONG TERM
                                                                                  COMPENSATION
                                            ANNUAL COMPENSATION(2)         ---------------------------
                                        ------------------------------     OPTIONS        ALL OTHER
     NAME AND PRINCIPAL POSITION        YEAR      SALARY      BONUS(1)      SARS       COMPENSATION(3)
--------------------------------------  -----    --------     --------     -------     ---------------
PETER J. BAXTER                          1996    $256,298     $64,075        7,350         $ 9,166
President and Chief Executive            1995     231,808      22,195       30,870           8,999
Officer, CFX Corporation                 1994     193,000          --       22,903           9,079
PAUL D. SPIESS(4)                        1996     159,610      40,000        4,725           9,166
Executive Vice President,                1995     156,704      19,630       22,050           9,017
CFX Corporation                          1994     145,600      11,486       28,793           8,734
MARK A. GAVIN(5)                         1996     129,471      32,500        4,725           7,768
Executive Vice President and             1995     106,202      13,325       22,050           6,591
Chief Operating Officer, CFX
  Corporation                            1994      90,000       7,100       21,875           4,499
CHRISTOPHER W. BRAMLEY(6)                1996     117,593      58,402        4,725           4,750
President and Chief Executive Officer,
Safety Fund National Bank

---------------

(1) Includes bonus awards earned for performance in the fiscal year noted even though such amounts may be paid in subsequent years.

(2) None of the named executive officers received perquisites and other personal benefits, securities, or property which, in the aggregate, cost CFX the lesser of $50,000 or 10% of the named executive officer's salary and bonus in the fiscal year noted, with the exception of Mr. Bramley. Mr. Bramley received other annual compensation in the amount of $33,256, of which $15,000 was paid to a rabbi trust on his behalf.

(3) Includes contributions by CFX to the 401(k) savings plan, where CFX makes a matching contribution of between one-third and one-half of the amount contributed by each participating employee, up to 6% of the employee's yearly salary. The 401(k) savings plan also allows for supplementary profit sharing by CFX in its discretion for the benefit of participating employees.

(4) Mr. Spiess served as Executive Vice President and Chief Operating Officer until February 14, 1997.

(5) Mr. Gavin has served as Executive Vice President and Chief Operating Officer since February 17, 1997 and previously served as Chief Financial Officer from March 2, 1992 until February 17, 1997.

(6) CFX acquired Safety Fund National Bank on July 1, 1996. The table includes compensation paid from the date of acquisition.

     The following table sets forth certain information concerning options granted to the Named Executive Officers during 1996:

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                 INDIVIDUAL GRANTS                                         ANNUAL RATES OF
------------------------------------------------------------------------------------         STOCK PRICE
                             NUMBER OF        % OF TOTAL      EXERCISE                     APPRECIATION FOR
                            SECURITIES      OPTIONS GRANTED    OR BASE                       OPTION TERM
                            UNDERLYING       EMPLOYEES IN       PRICE     EXPIRATION     --------------------
          NAME            OPTIONS GRANTED     FISCAL YEAR     ($/SHARE)      DATE         5%($)       10%($)
------------------------  ---------------   ---------------   ---------   ----------     -------     --------
Peter J. Baxter                7,350              9.37%        $ 14.29      11/04/06     $66,054     $167,393
Paul D. Spiess                 4,725              6.02%          14.29      11/04/06      42,463      107,610
Mark A. Gavin                  4,725              6.02%          14.29      11/04/06      42,463      107,610
Christopher Bramley            4,725              6.02%          14.29      11/04/06      42,463      107,610

     The following table sets forth certain information with respect to stock options exercised during 1996 and outstanding stock options held by the Named Executive Officers as of December 31, 1996:

                                                                                               VALUE OF
                                                                                              UNEXERCISED
                                                                                             IN-THE-MONEY
                                SHARES                                                        OPTIONS AT
                               ACQUIRED                   NUMBER OF UNEXERCISED OPTIONS     FISCAL YEAR-END
                                  ON          VALUE            AT FISCAL YEAR-END            EXERCISABLE/
            NAME               EXERCISE      REALIZED       EXERCISABLE/UNEXERCISABLE        UNEXERCISABLE
-----------------------------  ---------     --------     -----------------------------     ---------------
Peter J. Baxter                   5,250      $ 27,101            109,706/351                $554,037/$425
Paul D. Spiess                       --            --             60,882/0                  253,497/0
Mark A. Gavin                        --            --             69,439/0                  313,556/0
Christopher Bramley              26,775       250,748             18,112/0                  37,044/0

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.The members of the Compensation Committee and other directors, trustees and executive officers of CFX and its subsidiaries are at present, as in the past, customers of CFX's subsidiaries and have transactions with CFX's subsidiaries in the ordinary course of business. In addition, such persons are at present also owners or officers of corporations and business trusts, or are members of partnerships that are customers of CFX's subsidiaries and which have transactions, including loans, with CFX's subsidiaries in the ordinary course of business. Such loans and transactions are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and do not involve more than the normal risk of collectability or present other unfavorable features. CFX's subsidiaries expect, in the future, to have banking transactions in the ordinary course of business with executive officers, trustees and directors of CFX and its subsidiaries and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with unaffiliated persons. All the foregoing transactions with management were on substantially the same terms as would have been negotiated with unaffiliated parties.

     Messrs. Aubuchon, Bean, Frink, Gaffey (ex officio) and Hatfield and Ms. Hager served on the Compensation Committee of the Board for the past fiscal year. Mr. Baxter served as a member of the Compensation Committee until January 1996. Each December, CFX's Board of Directors as a whole determines the amount in which CFX's Profit Sharing/Bonus Plan ("Incentive Compensation Plan") should be funded for the just concluded fiscal year. However, the Compensation Committee alone exercises discretion in allocating the Incentive Compensation Plan among CFX's officers.

     CFX and its subsidiaries obtained legal services during 1996 from the Bean Law Offices with which Christopher V. Bean, a director of CFX, is associated. Direct payments of $18,146 were made to the Bean Law Offices for legal services and expenses in 1996. In addition, CFX Bank and CFX Mortgage, Inc. together collected $47,143 from its customers that was paid to the Bean Law Offices for legal work performed in connection with real estate mortgage and collection matters and as reimbursement for transaction costs such as recording fees, filing fees and other miscellaneous expenses. CFX and its subsidiaries expect to obtain legal services from the Bean Law Offices in the future. Prior to establishing Bean Law Offices on March 1, 1996, Mr. Bean was associated with the law firm of Tower, Bean & Crocker. From January 1, 1996 through March 1, 1996, CFX Bank and CFX Mortgage paid $26,008 to Tower, Bean & Crocker.

     Richard B. Baybutt, a director of CFX and a trustee of CFX Bank, is the Chairman of Baybutt Construction Corp. In 1996, Baybutt Construction Corp. performed construction improvement projects on a number of the properties owned or leased by CFX Bank and Orange Savings Bank. The total cost of the work performed was $734,264.

     BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Decisions on compensation of CFX's executives generally are made by the Compensation Committee of the Board. All decisions by the Compensation Committee relating to the compensation of CFX's executive officers are reviewed by the full Board. Pursuant to rules of the Securities and Exchange Commission ("SEC"), set forth below is a report prepared by the Board's Compensation Committee addressing CFX's compensation policies for 1996 as they affected Mr. Baxter, CFX's chief executive officer, and the other executive officers. The general policy of the Compensation Committee is that all compensation paid to CFX's executive officers has been and will continue to be tax deductible.

     Compensation Policies Toward Executive Officers. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with CFX's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements and assist CFX in attracting and retaining qualified executives, while also tying the interests of executive officers to those of CFX shareholders. The committee reviews executive compensation in three parts: base salary, incentive bonuses and stock-based incentives.

     BASE SALARY. Base salary is arrived at by reviewing the executive officer position's complexity and level of responsibility, his or her importance to CFX in relation to other executive positions and the competitiveness of an executive's total compensation. Based upon these criteria, a salary range is developed approximating the salary practices of similar banking institutions of like size and complexity. The comparisons are derived from survey data published by independent, nationally recognized compensation consulting firms. Using the survey data, CFX attempts to maintain its base salary structure at the middle of the appropriate competitive marketplace. In instances where the executive's current salary falls below the mid-range, a plan is designed to bring the salary up to the mid-range over a reasonable period of time, usually not exceeding five years. In addition to base salary adjustments made to bring the salary level in line with the comparable marketplace, adjustments are also made on an annual basis in conjunction with the executive officer's annual performance evaluation. Individual performance evaluations are closely tied to the achievement of short-as well as long-term goals and objectives, individual initiative and above average performance. Achievement of targeted versus actual return on average common shareholders' equity is a principal annual goal.

     INCENTIVE COMPENSATION PLAN. In addition to base salary, CFX has the Incentive Compensation Plan to reward executive officers (and all other employees) for accomplishing annual financial objectives and meeting individual performance initiatives. Specifically, the Incentive Compensation Plan is based on achieving budgetary expectations and the total distribution amount is dependent on the return on average common shareholders' equity. Discretionary adjustments are possible should unforeseen events occur.

     STOCK-BASED INCENTIVES. The Compensation Committee also endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning manage-ment's and shareholders' interests in the enhancement of shareholder value. The Committee incorporates this element in designing the compensation packages of CFX's executive officers through CFX's 1995 Stock Option Plan ("1995 Plan"). The 1995 Plan is administered by a separate Stock Option Committee. See "-- Meetings and Committees of the Board." The 1995 Plan does not specify criteria to be used in determining the number of options to be issued. Thus, the number of options granted is at the discretion of the Stock Option Committee. At the Annual Meeting, CFX shareholders also are being asked to approve a new stock option plan, the 1997 Plan. See "PROPOSAL V -- Approval of the 1997 Long-Term Incentive Plan."

     Mr. Baxter's 1996 Compensation. The Compensation Committee's general approach in setting Mr. Baxter's target annual compensation is to seek to be competitive with other similarly sized organizations (as previously discussed under "-- Base Salary" above) in CFX's industry and to have his compensation based upon objective long-term performance criteria. The Committee believes that its objective provides the appropriate incentive for achieving CFX's long-term goals, while acknowledging the importance to Mr. Baxter of his having some certainty in the level of his compensation through elements not directly related to performance.

     The compensation of the President is based on a plan approved by the Compensation Committee of the Board of Directors in 1996. This plan recognizes that the compensation of the President of CFX is currently below the industry average in similarly sized organizations. The Compensation Committee's review of the performance of the President included a detailed examination of the President's reports for each quarter and a general discussion of the accomplishments of CFX under the President's leadership. The successful acquisition of The Safety Fund Corporation and Milford Co-operative Bank highlighted CFX's fiscal year. The increased responsibilities of a $1.5 billion bank, as of December 31, 1996, and related operations significantly changed the responsibilities of the President. Accordingly, the compensation of the President is to be brought to reasonable comparability over a five-year period, assuming acceptable corporate performance. The base salary of Mr. Baxter increased 11% over 1995, reflecting a move towards the industry average.

     In addition, Mr. Baxter received a bonus under the Incentive Compensation Plan for 1996 totaling $64,075. Mr. Baxter participates in the Incentive Compensation Plan at the discretion of the Compensation Committee, which considers such factors as return on average common shareholders' equity. Mr. Baxter was also awarded 7,350 stock options during 1996. See "-- Summary Compensation Table."

                                          Respectfully submitted by:

                                          William E. Aubuchon
                                          Christopher V. Bean
                                          Calvin L. Frink
                                          Eugene E. Gaffey
                                          Elizabeth Sears Hager
                                          Douglas S. Hatfield

     The Compensation Committee of the Board of Directors of CFX.

     PERFORMANCE GRAPH. The following line-graph compares cumulative five-year shareholder returns on CFX Common Stock on an indexed basis with the S&P 500 Stock Index and the Keefe Bruyette & Woods New England Bank Index, based on an initial investment on December 31, 1991 of $100:
                                     graph

     RETIREMENT PLAN. Employees of CFX and its subsidiaries (other than Orange Savings Bank) are entitled to participate in the CFX Corporation Retirement Plan (the "Retirement Plan") after attaining the age of twenty-one and completing one year of service. Under the Retirement Plan, CFX makes periodic contributions computed on an actuarial basis for the benefit of eligible employees.

     The Retirement Plan provides for monthly benefits to, or on behalf of, each covered employee upon retirement following 100% vesting, which occurs on the earlier of the employee's sixty-fifth birthday or completion of five years of employment with a minimum of 1,000 hours worked in each year. The Retirement Plan includes provisions for, among other things, disability benefits, death benefits, early retirement benefits and deferred retirement benefits. The amount of an employee's benefit is derived from a formula based on years of service and regular salary.

     The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit (10 Year Certain and Continuous), assuming various specified levels of plan compensation and various specified years of credited service:
                                YEARS OF SERVICE

   FINAL
COMPENSATION          10               15               20               25               30
------------     ------------     ------------     ------------     ------------     ------------
  $ 60,000         $    7,500       $   11,300       $   15,100       $   18,800       $   22,600
    80,000             10,600           15,800           21,100           26,300           31,600
   100,000             13,500           20,300           27,100           33,800           40,600
   120,000             16,500           24,800           33,100           41,300           49,600
   140,000             19,500           29,300           39,100           48,800           58,600
   160,000             22,500           33,800           45,100           56,300           67,600

     The various amounts shown above were calculated for an employee attaining age 65 and retiring on January 1, 1997. Salary increases were assumed to have been 5.0% annually. Benefits are shown in the form of a life annuity. Messrs. Baxter, Spiess, Gavin and Bramley have nine, three, seven and three years of service under the Retirement Plan, respectively.

     DIRECTOR COMPENSATION. During 1996, each of CFX's non-employee directors received an annual retainer of $10,000 ($15,000 for the chairman) and received $500 per Board meeting attended and $400 per Committee meeting attended. Messrs. Astrella, Baxter and Bramley were not compensated separately as directors of CFX. Directors who are also directors, trustees or other non-officer directors of CFX's subsidiaries were additionally compensated by such subsidiaries and received $400 per subsidiary Board meeting and $300 per subsidiary committee meeting. For 1997, CFX increased its Board and committee fees as follows:
$11,000 annual retainer ($16,500 for the chairman), $600 per CFX Board meeting, $500 per Committee meeting, $500 per subsidiary Board meeting and $400 per subsidiary committee meeting.

     EMPLOYMENT ARRANGEMENTS. CFX has entered into an employment agreement with Mr. Baxter. The term of the agreement is for three years and is extended for an additional year each year unless either party elects to limit the agreement to its then existing term. During the term of the agreement, Mr. Baxter is to be employed as President of CFX. The agreement provides for a base salary of not less than $135,000, provided that, in the event such base salary is increased, the base salary will not be decreased thereafter during the term of the agreement. Under the agreement, Mr. Baxter will be entitled to participate in compensation and employee benefit plans adopted for executive employees generally. The agreement also contains a prohibition against competition with CFX or its subsidiary in New Hampshire for a period of two years upon termination. In the event of a change of control followed by either a termination of employment or a change in authority, the agreement provides for lump sum or periodic payments to Mr. Baxter equal to an amount such that the present value of all such payments equals 2.99 times the average annual compensation received during the five-year period prior to the change in control and change in authority. At December 31, 1996, this equates to an aggregate total payment of $655,210. CFX also entered into change of control agreements with Messrs. Spiess and Gavin. Mr. Spiess resigned from CFX effective February 14, 1997. Mr. Gavin's change of control agreement is 1.5 times the average annual compensation of the past five years. At December 31, 1996, this equates to an aggregate total payment of $158,223.

     CFX assumed two employment agreements in connection with its acquisition of The Safety Fund Corporation ("Safety Fund") and its subsidiary bank, Safety Fund National Bank ("SFNB"). Effective February 1 and June 1, 1994, Safety Fund entered into employment agreements with Messrs. Bramley and Shirley, respectively. The term of Mr. Bramley's agreement is for one year and is automatically extended one day for each day that he remains employed by Safety Fund. During the term of the agreement, Mr. Bramley is to be employed as President and Chief Executive Officer of Safety Fund. The agreement provides for a base salary of not less than $200,000, provided that, in the event such base salary is increased, the base salary will not be decreased thereafter during the term of the agreement (other than concurrent reductions based on Safety Fund's performance affecting all senior management). Under the agreement, Mr. Bramley will be entitled to participate in compensation or employee benefit plans adopted for executive employees generally, including the grant of stock options.
See -- "Executive Compensation and Other Information." In the event of termination, due to a material breach of his agreement by Safety Fund, termination without cause or failure of the Safety Fund Board to re-elect Mr. Bramley to his present positions, Mr. Bramley will receive an amount equal to his annual salary for one year and upon termination due to a change in control a lump sum in the amount of $400,000. Mr. Shirley's agreement entitles him to annual base salary of $95,000. In the event of a change in control, Safety Fund will pay an amount equal to Mr. Shirley's annual base salary, in effect at the time, for a period of one year. The Acquisitions will not result in an event of change in control under either agreement at the time they are consummated.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires CFX's officers and directors to file reports of ownership and changes in ownership with the SEC and with the American Stock Exchange. Officers and directors are required by SEC regulation to furnish CFX with copies of all Section 16(a) forms they file. Based on review of the copies of such forms furnished to CFX and written representations that no additional forms were required, CFX believes all of its officers and directors complied with the Section 16(a) filing requirements applicable to them in 1996.

      PROPOSALS II & III -- PROPOSED PORTSMOUTH AND COMMUNITY ACQUISITIONS

     This section of the Proxy Statement describes material aspects of the Acquisitions. The following description does not purport to be complete and is qualified in its entirety by reference to the Portsmouth Acquisition Documents and the Community Acquisition Documents (collectively, the "Acquisition Documents"). The Portsmouth Reorganization Agreement, including the related Portsmouth Plan of Exchange, the Community Reorganization Agreement, including the related Community Plan of Exchange, are included as Appendix A and Appendix B to this Proxy Statement and incorporated by reference herein. All shareholders are urged to read the Acquisition Documents carefully and in their entirety.

BACKGROUND OF AND REASONS FOR THE ACQUISITIONS

     In recent years, CFX has consummated several bank acquisitions. In early 1995, CFX acquired Orange Savings Bank ("Orange"), a Massachusetts state-chartered savings bank based in Orange, Massachusetts. In mid-1996, CFX acquired SFNB, a national banking association based in Fitchburg, Massachusetts, through a merger of Safety Fund, SFNB's parent holding company, with and into CFX. Last year, CFX also acquired Milford Co-operative Bank, a New Hampshire state chartered co-operative bank based in Milford, New Hampshire ("Milford"), through a merger of Milford with and into CFX Bank.

     The Orange, Safety Fund and Milford acquisitions reflect, in part, CFX's plans to expand its presence and market share in south central New Hampshire and north central Massachusetts banking markets through acquisitions and the establishment of de novo branches. The CFX Board has concluded that further geographic expansion of the CFX franchise in these market areas would create more value for CFX shareholders by allowing CFX to diversify and enlarge its customer base, enter new markets not currently served by CFX, and offer new and existing customers a broader array of financial products and services on a more cost-effective basis. This strategy is consistent with CFX's long history of providing community banking services in the markets it serves and CFX's commitment to providing an alternative to larger regional and "super-regional" financial institutions.

     The environment for independent community banks in New England in general, and specifically in the southern and central New Hampshire and northern Massachusetts areas in which CFX is currently concentrated, has become increasingly more competitive. Independent community banking institutions focusing on serving those New Hampshire and Massachusetts markets have faced rising cost structures, increasing competition from larger banking institutions and non-banking and thrift organizations, continued consolidation in the banking industry, high costs of technology needed to compete with much larger organizations, general economic concerns affecting the health of major employers in the market and concentration of credit risks in a relatively small area. In recent years, CFX's Board of Directors and management have concluded that CFX must grow and diversify in the current environment to enhance shareholder value. CFX's Board believes that a greater market capitalization is necessary to attract an institutional following and to achieve greater liquidity for CFX shares. CFX has evaluated a number of strategic alternatives, including possible acquisitions of or affiliations with other institutions, and has concluded that CFX should pursue acquisitions in order to meet the challenges that face CFX's business by substantially expanding its operations throughout and beyond southwestern New Hampshire. CFX's conclusion was based on, among other factors, an examination of its current and adjacent market areas, an analysis of its business plan, the identification of smaller financial institutions within CFX's current and adjacent market areas which represent potential acquisition targets, the belief that CFX could grow its customer base by capitalizing on potential customer dissatisfaction resulting from other large transactions among financial institutions within its current and adjacent market areas and the expectation that CFX, given its size and diverse product offerings, would be able to cross-sell different products to the customers of the smaller institutions that it might acquire. Additionally, CFX believed that the acquisition of an institution with lines of businesses that would complement CFX's existing business lines would enable CFX to offer such products to its large customer base. Several of the factors considered would enable CFX to increase its profitability, broaden its customer base, diversify its asset base and expand its product offerings. Accordingly, CFX has adopted a strategy, which it believes to be in the best interests of its shareholders, to build its franchise through acquisitions of institutions with appropriate size, market, earnings, products and opportunities for cost savings, in order to provide a strong community banking alternative in central New England. CFX has undertaken a comprehensive review of candidates for strategic acquisitions and Portsmouth and Community were among the institutions it identified as meeting CFX's needs and strategy for building its franchise and benefitting CFX shareholders.

     In connection with this review, CFX management considered the need and desirability of entering into certain complementary markets in New Hampshire, such as Rockingham and Merrimack Counties, which are adjacent to CFX's current market areas. In recent years, CFX management identified Portsmouth as a potential acquisition candidate that could address CFX's needs for geographic expansion and contacted Portsmouth's management to indicate CFX's interest in discussing a potential acquisition of Portsmouth by CFX. After a series of preliminary and informal discussions over a number of months, including discussions with and involving CFX's and Portsmouth's respective financial advisors, CFX and Portsmouth agreed to explore a possible transaction. Thereafter, CFX's management submitted an indication of interest in Portsmouth and the parties subsequently commenced the negotiations and due diligence that culminated in the approval of the Portsmouth Acquisition Documents that was announced on February 13, 1997.

     In reaching its decision to approve the Portsmouth Acquisition Documents, the CFX Board considered that the Portsmouth Acquisition would enhance and increase the competitiveness of its community banking franchise and that CFX shareholders should realize the benefits of such an acquisition. Such benefits include, but are not limited to, CFX's ability to leverage Portsmouth's excess capital, the future prospects of CFX combined with Portsmouth, and the addition of Portsmouth's community banking culture and established business operations, deposit base and community banking experience which would enable CFX to provide the full range of community banking services necessary to competitively serve the needs of the small towns and semi-rural communities that comprise CFX's markets; the ability to broaden CFX's market area in southeast New Hampshire and expand its branch office network; the cost savings potential resulting from the consolidation of certain back office functions; and the strength of the Portsmouth management team and the proposed arrangements with respect to the Board of Directors of CFX, the Board of Trustees of CFX Bank, and the role of Portsmouth management following the consummation of the Portsmouth Acquisition. In addition, the Portsmouth Acquisition would enable CFX to establish a market presence in Rockingham County, an area which CFX had not penetrated to date.

     In 1996, CFX's management also identified Community as a potential acquisition candidate that could bolster its commercial and consumer lending capabilities and contacted Community's management to indicate CFX's interest in discussing a potential acquisition of Community by CFX. After a series of preliminary and informal discussions over a number of months, CFX and Community and their respective financial advisors discussed the possibility of CFX acquiring Community. Thereafter, CFX's management submitted an indication of interest in Community and the parties subsequently commenced the negotiations and due diligence that culminated in the approval of the Community Acquisition Documents on March 24, 1997.

     In reaching its decision to approve the Community Acquisition Documents, the CFX Board considered that the transaction would enhance and increase the competitiveness of CFX's community banking franchise and benefit CFX shareholders. The benefits CFX and its shareholders should realize include, but are not limited to, the future prospects of CFX Bank combined with the Community Banks; the enhancement of CFX's market position in populous central New Hampshire through the addition of Concord Bank's offices; the further enhancement of CFX's market position in populous south central New Hampshire through the addition of Centerpoint Bank's offices; the enhancement of CFX's market position in New Hampshire generally through a transaction that compliments CFX's strong market position in southern New Hampshire; and the opportunities for administrative and operational savings.

     In reaching the conclusion to approve the Portsmouth Acquisition and the Community Acquisition, the CFX Board also consulted with CFX management, as well as its financial and legal advisors (Alex. Brown & Sons Incorporated ("Alex. Brown") and Arnold & Porter, respectively), and considered the factors described above and the following additional factors, which together constitute all material factors considered by the CFX Board in approving each of the Acquisition Documents:

          (i) CFX's business, operations, financial condition, earnings, and acquisition strategy, including the desirability of achieving a significant position in southeast and central New Hampshire;

          (ii) the current and prospective economic, regulatory and competitive climate facing community banking institutions, including without limitation the consolidation currently underway in the banking industry, competition from larger institutions and from nonbank providers of financial services;

          (iii) the presentations by CFX management and Alex. Brown as to (a) the business, operations, asset quality, earnings and financial condition of Portsmouth and Community, (b) the historical price performance of Portsmouth and Community, (c) the competitive positions of Portsmouth and Community and (d) the effects on CFX and CFX Bank's respective risk-based and leverage capital ratios of the proposed Acquisitions;

          (iv) the anticipated cost savings and revenue enhancements available to the combined institution from the Portsmouth Acquisition, which are estimated to be 25% of historical Portsmouth non-interest expenses, and from the Community Acquisition, which are estimated to be 30% of historical Community non-interest expenses, resulting from back office efficiencies and other cost savings;

          (v) the common and compatible philosophies and cultures of CFX and Portsmouth and of CFX and Community, particularly with respect to customer satisfaction, efficiency and credit quality and serving the banking needs of small towns and semi-rural communities;

          (vi) the Exchange Ratios in the Acquisitions from a number of valuation perspectives, as presented by Alex. Brown with respect to the Portsmouth Plan of Exchange and the Community Plan of Exchange, the February 11, 1997 opinion of Alex. Brown that the Portsmouth Exchange Ratio is fair to CFX from a financial point of view, and the March 24, 1997 opinion of Alex. Brown that the Community Exchange Ratio is fair to CFX from a financial point of view (see "-- Opinions of the Financial Advisor");

          (vii) the terms of the Acquisition Documents, including their price protection mechanisms for CFX, and the Stock Option Agreements (as defined below); the regulatory and shareholder approval processes; the treatment of the Portsmouth and the Community Acquisitions as poolings-of-interests for financial accounting purposes, and the nature of the Acquisitions as tax-free reorganizations for federal income tax purposes (see "-- Certain Federal Income Tax Consequences" and "-- Accounting Treatment");

          (viii) the resultant capital of CFX after each of the Portsmouth and Community Acquisitions individually and the implications of each Acquisition on CFX's ongoing business strategy, including its acquisition and expansion strategies; and

          (ix) the restructuring charges of approximately $2.9 million and $4.8 million, respectively, that CFX will take in connection with the Portsmouth Acquisition and the Community Acquisition, the impact of these charges on CFX earnings, and the fact that the Portsmouth and Community Acquisitions are expected to be accretive to CFX's earnings during the first full year of operations.

     The foregoing discussion of the information and factors considered by the CFX Board is not intended to be exhaustive but includes all material factors considered by the CFX Board. In reaching its determination to approve and recommend the Portsmouth Acquisition Documents and the Community Acquisition Documents, the CFX Board did not assign relative or specific weights to the foregoing factors, and individual directors may have given differing weights to different factors. After deliberating with respect to the Portsmouth Acquisition and the Community Acquisition, considering, among other things, the matters discussed above and opinions of Alex. Brown referred to above, the Board approved the Portsmouth Acquisition Documents, the Community Acquisition Documents and the Option Agreements as being in the best interests of CFX and its shareholders and directed that each of the Acquisition Documents be submitted to the holders of CFX Common Stock to vote at the Annual Meeting.

     Based on the foregoing, the CFX Board concluded that the proposed Portsmouth Acquisition and the proposed Community Acquisition would be in the best interests of CFX's shareholders, customers and communities served. ACCORDINGLY, THE CFX BOARD VOTED TO RECOMMEND THAT THE CFX SHAREHOLDERS VOTE "FOR" PROPOSAL II, THE PORTSMOUTH ACQUISITION DOCUMENTS, THE PORTSMOUTH ACQUISITION AND THE ISSUANCE OF CFX COMMON STOCK IN CONNECTION WITH THE PORTSMOUTH ACQUISITION, AND VOTED TO RECOMMEND THAT THE CFX SHAREHOLDERS VOTE "FOR" PROPOSAL III, THE COMMUNITY ACQUISITION DOCUMENTS, THE COMMUNITY ACQUISITION AND THE ISSUANCE OF CFX COMMON STOCK IN CONNECTION WITH THE COMMUNITY ACQUISITION.

        CFX CORPORATION
            MARKET PRESENCE FOR CFX, PORTSMOUTH AND COMMUNITY

TERMS OF THE ACQUISITIONS

     In accordance with the terms of the Acquisition Documents, each share of Portsmouth Common Stock issued and outstanding immediately prior to the Effective Date (as defined in the respective Acquisition Documents), including any shareholders' rights attached thereto, will be exchanged for an amount of CFX Common Stock equal to: (i) in the case of Portsmouth Common Stock, one share multiplied by the Portsmouth Exchange Ratio (as defined in the Portsmouth Plan of Exchange and described below), (ii) in the case of Community Common Stock, an amount of CFX Common Stock equal to one share multiplied by the Community Exchange Ratio (as defined in the Community Plan of Exchange and described below), and (iii) in both cases, cash in lieu of any fractional share of CFX Common Stock. The Portsmouth Exchange Ratio is based on the average closing price of CFX Common Stock on the American Stock Exchange, Inc. (the "AMEX") for the ten consecutive trading days preceding the last regulatory approval required for consummation of the Portsmouth Acquisition (the "CFX-Portsmouth Price") and the Community Exchange Ratio is based on the average of the averages of high and low prices of CFX Common Stock on the AMEX for each of the 15 consecutive trading days preceding the Effective Date (as defined in the Community Plan of Merger) (the "CFX-Community Price" and, together with the CFX-Portsmouth Price, the "CFX Prices").

     The following tables show the Exchange Ratios at various CFX Prices, together with the value of the CFX Common Stock that would be received in exchange for each share of Portsmouth Common Stock and Community Common Stock in the Share Exchanges based on the CFX Price (the "Per Portsmouth Share Value" and the "Per Community Share Value," respectively, and collectively the "Per Share Values"). The Per Share Values are calculated by multiplying the CFX Price by the applicable individual Exchange Ratio. The market price of CFX Common Stock at the Effective Date could differ from the CFX Price used to determine the Portsmouth and Community Exchange Ratios, and the actual value of the CFX Common Stock issued in the Share Exchanges at the Effective Date could differ from the respective Per Share Values. The CFX Prices upon which the Exchange Ratios will be determined are based on averages determined over periods that will conclude prior to the Effective Date. As a result, it is possible that the CFX Prices may differ from the market price of CFX Common Stock on the Effective Date. If this were the case, then the actual value of the CFX Common Stock issued in the Share Exchanges would differ from respective Per Share Values shown in the following tables because the Per Shares Values would be based on CFX Prices that differ from the market price on the Effective Date. The following tables have been adjusted to give effect to the 2% stock dividend that was paid by Portsmouth on March 15, 1997.


                                  PORTSMOUTH                       PER PORTSMOUTH
CFX PRICE(1)                      EXCHANGE RATIO(2)                SHARE VALUE
--------------------------        --------------------------       --------------------
$17.376 or more                   0.9314                            $16.19 or more
$15.71 - $17.375                  0.9313 - 1.0293                   $16.18
$15.70 or less(3)                 1.0294(3)                         $16.16 or less(3)

                                  COMMUNITY                         PER COMMUNITY
CFX PRICE(4)                      EXCHANGE RATIO(5)                 SHARE VALUE
--------------------------        --------------------------        --------------------------
More than $20.00                  2.0000                            More than $40.00
More than $18.18 but
  not more than $20.00            2.0000 - 2.1990                   $40.00
$18.18 or less (6)                2.2000 (6)                        $39.99 or less(6)

---------------

(1) The Portsmouth Exchange Ratio is based on the average closing price of CFX Common Stock on the AMEX for the 10 consecutive trading days preceding the last regulatory approval required for consummation of the Portsmouth Acquisition.

(2) The Portsmouth Exchange Ratios set forth herein are different from those upon which the Alex. Brown fairness opinion was based. Such differences are solely attributable to the adjustments made to reflect the 2 percent stock dividend paid by Portsmouth to its stockholders on March 15, 1997.

(3) If the CFX-Portsmouth Price is $14.20 (the "Portsmouth Floor Price") or less, Portsmouth may provide written notice to CFX of its intent to terminate the Portsmouth Acquisition Documents. If such notice is given, CFX may increase the Portsmouth Exchange Ratio to the amount (the "Portsmouth Cure Ratio") determined by dividing $14.91 by the CFX Price (resulting in a Per Portsmouth Share Value of $14.91) and the Portsmouth Share Exchange will be consummated on that basis. Alternatively, CFX could do nothing in response to Portsmouth's notice, in which case the Portsmouth Acquisition Documents would terminate.

(4) The Community Exchange Ratio is based on the average of the averages of high and low prices of CFX Common Stock on the AMEX for each of the 15 consecutive trading days preceding the effective date of the Community Acquisition.

(5) In the event that, before the effective date of the Community Acquisition, an announcement is made with respect to a business combination involving the acquisition of CFX or a substantial portion of its assets, the Community Exchange Ratio shall not be less than 2.2.

(6) If the CFX-Community Price is $13.50 (the "Community Floor Price") or less, Community may provide written notice to CFX of its intent to terminate the Community Acquisition Documents. If such notice is given, CFX may increase the Community Exchange Ratio to the amount (the "Community Cure Ratio") determined by dividing $29.70 by the CFX Price (resulting in a Per Community Share Value of $29.70) and the Community Share Exchange will be consummated on that basis. Alternatively, CFX could do nothing in response to Community's notice, in which case the Community Acquisition Documents would terminate.

     Any cash payment in lieu of fractional shares will be in an amount equal to such fraction multiplied by the reported closing sale price of CFX Common Stock on the AMEX as reported in the Wall Street Journal for the trading day immediately preceding the Effective Date.

     In the event that, after the dates of the respective Plan of Exchange, and prior to the Effective Date, the outstanding shares of CFX Common Stock, Portsmouth Common Stock or Community Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, stock split or other like changes in the capitalization of CFX, Portsmouth or Community, or if a stock dividend is declared on CFX Common Stock, Portsmouth Common Stock or Community Common Stock with a record date within such period, then an appropriate and proportionate adjustment will be made in the number and kind of shares of CFX Common Stock to be delivered in the respective Share Exchanges and the dollar amounts associated therewith.

     Immediately following the consummation of the Portsmouth Acquisition and the Community Acquisition, approximately 53% of the issued and outstanding shares of common stock of CFX will be held by the shareholders of CFX immediately prior to the consummation of such mergers.

OPINIONS OF THE FINANCIAL ADVISOR

     GENERAL. CFX retained Alex. Brown on February 3 and February 25, 1997, for the respective Portsmouth and Community Acquisitions, to provide certain investment banking advice and services with respect to the Acquisitions and related matters. Alex. Brown has historically provided, and continues to provide, certain other financial advisory and agency services to CFX. Alex. Brown was selected to act as CFX's financial advisor based upon its qualifications, expertise and reputation, as well as Alex. Brown's familiarity with CFX's business and market area. Alex. Brown also served as CFX's financial advisor in connection with the Safety Fund and Milford acquisitions. Alex. Brown regularly publishes research reports regarding the financial services industry and the businesses and securities of publicly owned companies in that industry.

     On February 11 and March 24, 1997, Alex. Brown made presentations in connection with the respective Portsmouth and Community Acquisitions and delivered written opinions (the "Portsmouth Opinion" and the "Community Opinion," respectively, and collectively the "Opinions") to the CFX Board of Directors that, as of such date, the Portsmouth Exchange Ratio and the Community Exchange Ratio, respectively, was fair, from a financial point of view, to CFX. No limitations were imposed by the CFX Board of Directors upon Alex. Brown with respect to the investigations made or the procedures followed by it in rendering the Opinions.

     The full text of the Portsmouth and Community Opinions, which set forth, among other things, assumptions made, matters considered and limitations on the review undertaken, are attached hereto as Appendix C and Appendix D, respectively, and are incorporated by reference herein. CFX shareholders are urged to read the Opinions in their entirety. The Opinions are directed to the CFX Board of Directors, address only the fairness of the consideration to be paid by CFX pursuant to the respective Acquisition Documents from a financial point of view and do not constitute a recommendation to any CFX shareholder as to how such shareholder should vote. The Opinions were rendered to the CFX Board of Directors for their consideration in determining whether to approve the Acquisition Documents. The following summary of the Opinions is qualified in its entirety by reference to the full text of the Opinions.

     In rendering the Opinions, Alex. Brown reviewed certain publicly available financial information concerning CFX, Portsmouth and Community and certain internal financial analyses and other information furnished to it by CFX, Portsmouth and Community. Alex. Brown also held discussions with members of the senior managements of CFX, Portsmouth and Community regarding the business and prospects of their respective financial institutions. In addition, Alex. Brown
(i) reviewed the reported price and trading activity for CFX Common Stock, Portsmouth Common Stock and Community Common Stock, (ii) compared certain financial and stock market information for CFX, Portsmouth and Community, respectively, with similar information for certain comparable companies whose securities are publicly traded, (iii) reviewed the respective Acquisition Documents, (iv) reviewed the financial terms of certain recent business combinations which it deemed comparable in whole or in part, (v) reviewed the potential pro forma impact of the respective Acquisitions on CFX's financial condition, operating results and per share figures, and (vi) performed such other studies and analyses and considered such other factors as Alex. Brown deemed appropriate.

     In conducting its review and arriving at its Opinions, Alex. Brown assumed and relied upon, without independent verification, the accuracy, completeness and fairness of all the financial and other information reviewed by and discussed with it for purposes of its Opinions. With respect to the financial forecasts reviewed by Alex. Brown in rendering its Opinions, Alex. Brown assumed that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of CFX, Portsmouth and Community, respectively, as to the likely future financial performance of CFX and Portsmouth in rendering the Portsmouth Opinion and CFX, Portsmouth and Community in rendering the Community Opinion. Alex. Brown did not make independent evaluations or appraisals of the assets or liabilities of Portsmouth or Community nor was it furnished with any such appraisals.

     While the summary set forth below describes all analyses and factors that Alex. Brown deemed material in its presentation to the CFX Board of Directors, it does not purport to be a complete description of the analyses and factors considered by Alex. Brown in this regard. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Accordingly, notwithstanding the separate factors discussed below, Alex. Brown believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying the Opinions. No one of the analyses performed by Alex. Brown was assigned a greater significance than any other. The analyses performed by Alex. Brown are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by such analyses. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Additionally, analyses relating to the values of businesses do not purport to be appraisals or to reflect the prices at which the businesses actually may be sold. Alex. Brown's opinions are based on market, economic and other conditions as they existed and could be evaluated as of the date of the Opinions. Furthermore, no opinion is being expressed as to the prices at which shares of CFX Common Stock may trade in any future time.

     PORTSMOUTH.

     Analysis of Selected Publicly Traded Companies. In preparing the Portsmouth Opinion, Alex. Brown, using publicly available information, compared selected financial information, including book value, tangible book value, total assets, latest twelve months ("LTM") earnings, asset quality ratios and loan loss reserve levels, for Portsmouth and a selected group of savings bank organizations.

     The selected group of savings bank organizations comprised New England savings banks with total assets between $200 million and $400 million, of which a total of 9 institutions were included, namely: Central Co-operative Bank (MA), Emerald Isle Bancorp, Inc. (MA), Hingham Institute for Savings (MA), Lawrence Savings Bank (MA), Northeast Bancorp (ME), New Hampshire Thrift Bancshares (NH), NewMil Bancorp, Inc. (CT), Tolland Bank (CT), and Warren Bancorp, Inc. (MA) (the "Selected Savings Banks"). As of February 7, 1997, the relative multiples implied by the market price of Portsmouth Common Stock, and the mean market price of the common stock of the Selected Savings Banks to such selected December 31, 1996 financial data was: to latest twelve months earnings, 15.6x for Portsmouth and 14.3x for the Selected Savings Banks; to stated book value, 134% for Portsmouth and 120% for the Selected Savings Banks; to tangible book value, 134% for Portsmouth and 124% for the Selected Savings Banks; and to total assets, 33.3% for Portsmouth and 10.3% for the Selected Savings Banks. Alex. Brown noted that no company used in the Selected Savings Banks analysis was identical to Portsmouth. From this analysis, Alex. Brown concluded that Portsmouth traded at a slight premium to the average trading level of the Selected Savings Banks.

     Analysis of Selected Acquisition Transactions. In preparing the Portsmouth Opinion, Alex. Brown reviewed the financial terms, to the extent publicly available, of certain selected merger and acquisition transactions for savings banks based upon the acquisition price relative to stated book value, stated tangible book value, latest twelve months earnings, total assets and based upon the premium to core deposits. The analysis included a review and comparison of the mean, maximum and minimum multiples represented by a sample of recently effected or pending savings bank acquisitions nationwide having the selling savings bank's total assets between $200 million and $500 million which were announced since January 1, 1995 (a total of 37 savings bank transactions -- "All Savings Bank Transactions"), as further segmented into: (i) transactions in which the selling savings bank was headquartered in New England, defined as Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont (5 savings bank transactions -- "New England Transactions"); (ii) transactions in which the selling savings bank achieved a return on average assets greater than 1.10% in the year of its announced acquisition (8 savings bank transactions -- "Profitability-Segmented Transactions"); and (iii) transactions in which the selling savings bank possessed equity/assets ratios greater than 10% (15 savings bank transactions -- "Capitalization-Segmented Transactions").

     The relative multiples implied by the merger consideration and each of the selected acquisition transaction segmentations, respectively, are provided in the following table:

                                CFX CORPORATION

                  RECENT SAVINGS BANK ACQUISITION TRANSACTIONS

                                                          PURCHASE PRICE AS A MULTIPLE OF:
                                                       ---------------------------------------    CORE
                                                #       BOOK     TANGIBLE      LTM               DEPOSIT
                                              TRANS.    VALUE   BOOK VALUE   EARNINGS   ASSETS   PREMIUM
                                              ------   -------  ----------   --------   ------   -------
All Savings Bank Transactions          Mean     37      149.0%    151.9%       16.1x     15.4%     7.6%
                                       High             202.0%    202.2%       57.5x     32.3%    17.7%
                                       Low              110.0%    110.0%        8.5x      6.3%     1.5%
New England Transactions               Mean      5      156.5%    163.1%       16.1x     12.0%     6.1%
                                       High             183.4%    183.4%       26.5x     15.2%     8.0%
                                       Low              139.8%    151.3%        8.5x      8.3%     4.5%
Profitability-Segmented                Mean      8      165.3%    169.6%       14.4x     19.1%    11.9%
Transactions                           High             198.3%    198.3%       19.6x     24.7%    17.7%
                                       Low              140.5%    140.5%        8.5x     14.3%     8.0%
Capitalization-Segmented               Mean     15      147.0%    148.5%       20.9x     20.7%     9.6%
Transactions                           High             198.3%    198.3%       44.6x     32.3%    17.7%
                                       Low              110.0%    110.0%       12.1x     13.9%     3.5%
Portsmouth Bank Shares Acquisition                      155.5%    155.5%       17.3x     37.8%       NA

     Alex. Brown concluded from its review of selected acquisition transactions that the relevant multiples (as calculated on a fully diluted basis as of December 31, 1996) implied by the per share merger consideration were within the range of multiples implied by the aforementioned transaction segmentations.

     Discounted Cash Flow Analysis. Using a discounted cash flow analysis, Alex. Brown estimated the present value of the future dividend streams and terminal value that Portsmouth could produce over a five-year period. Base projections for Portsmouth's 1997 balance sheet and income statement were provided by Portsmouth management. In producing a range of Per Portsmouth Share Values, Alex. Brown utilized the following assumptions: discount rates ranged from 11.0% to 14.0%, terminal price/earnings multiples ranged from 16.0x to 22.0x, annual net income growth rates ranged from 0% to 6% and dividend payout ratios ranged from 40% to 70%. The discounted cash flow analysis produced a range of net present values of Portsmouth Common Stock from $13.68 to $19.59. The values reflected in the foregoing range were not intended to represent the price at which 100% of Portsmouth Common Stock could actually be sold. These analyses did not purport to be indicative of actual values or expected values of the shares of Portsmouth. Alex. Brown noted that the discounted cash flow analysis is a widely used valuation methodology, but noted that it relies on numerous assumptions, including discount rates, terminal values, dividend payout ratios and net income growth rates which future values may be significantly more or less than such estimates. The range does not purport to be an appraisal range.

     Pro Forma Merger Analysis. Alex. Brown analyzed certain pro forma effects on CFX from the Portsmouth Acquisition in 1997 assuming the payment of the merger consideration. Based on certain assumptions, including those by CFX management with respect to cost savings, leveraging of Portsmouth's excess equity, and other synergies from the Portsmouth Acquisition, along with the stand-alone earnings projections of CFX and Portsmouth, the analysis showed that the Portsmouth Acquisition would be slightly accretive to earnings per share in 1997 and to book value per share as of December 31, 1996.

     Contribution Analysis. Alex. Brown also determined the contribution by Portsmouth of key historical balance sheet items at December 31, 1996 (including total assets, total equity, total loans and total deposits) and key historical income statement items for the year ending December 31, 1996 (including net interest income and net income) to the resulting pro forma entity, as compared to the implied value contributed by CFX in stock that would be received by Portsmouth stockholders, in the aggregate, as a result of the Portsmouth Acquisition.

     The relative levels of contribution by Portsmouth in these selected areas and the implied value contributed by CFX in stock to be received by Portsmouth stockholders, in the aggregate, are presented in the following table:

                                                                    PORTSMOUTH
                BALANCE SHEET ITEMS                                CONTRIBUTION
                -------------------------------------------------  ------------
                Total Assets.....................................      14.8%
                Total Equity.....................................      33.2%
                Total Loans......................................       7.2%
                Total Deposits...................................      14.6%

                INCOME STATEMENT ITEMS
                -------------------------------------------------
                Net Interest Income..............................      15.0%
                Net Income.......................................      26.8%
                Implied Value Contributed in Stock by CFX........      30.6%

     Compensation of Financial Advisor. Pursuant to the terms of an engagement letter dated February 3, 1997, CFX will pay Alex. Brown an aggregate fee of $200,000, payable upon delivery of the Portsmouth Opinion, for acting as financial advisor in connection with the Portsmouth Acquisition. Whether or not the Portsmouth Acquisition is consummated, CFX also has agreed to reimburse Alex. Brown for its reasonable out-of-pocket expenses incurred in connection with the Portsmouth Acquisition. In connection with CFX's engagement of Alex. Brown to advise it in connection with the Portsmouth Acquisition, CFX has agreed to indemnify and hold harmless Alex. Brown and each of its directors, officers, agents, employees and controlling persons within the meaning of the Securities Act of 1933, as amended (each an "Indemnified Person") against any losses, claims, damages or liabilities, or actions or proceedings in respect thereof, including all legal and other expenses incurred in connection with investigating or defending any of the foregoing (collectively, "Indemnified Losses"), relating to or arising out of Alex. Brown's engagement, except that CFX will not be liable for any Indemnified Losses that a court of competent jurisdiction has found in a final judgment to have arisen primarily from the gross negligence or willful misconduct of the Indemnified Person (unless an Indemnified Loss arises out of the use of information provided by CFX). CFX's indemnification obligations to the Indemnified Persons will survive the termination of CFX's engagement of Alex. Brown and are binding on CFX's successors and assigns.

     COMMUNITY.

     Analysis of Selected Publicly Traded Companies. In preparing the Community Opinion, Alex. Brown, using publicly available information, compared selected financial information, including book value, tangible book value, total assets, latest twelve months ("LTM") earnings, asset quality ratios and loan loss reserve levels, for Community Bankshares and a selected group of savings bank organizations.

     The selected group of savings bank organizations comprised New England savings banks with total assets between $500 million and $1 billion, of which a total of 11 institutions were included, namely: BostonFed Bancorp, Inc. (MA), American Bank of Connecticut (CT), Dime Financial Corp. (CT), First Federal of East Hartford (CT), MASSBANK Corp. (MA), Mechanics Savings Bank (CT), MetroWest Bank (MA), Norwich Financial Corp. (CT), Norwalk Savings Society (CT), People's Bancshares, Inc. (MA) and Somerset Savings Bank (MA) (the "Selected Savings Banks"). As of March 21, 1997, the relative multiples implied by the market price of Community Common Stock, and the mean market price of the common stock of the Selected Savings Banks to such selected December 31, 1996 financial data was: to latest twelve months earnings, 12.4x for Community and 11.6x for the Selected Savings Banks; to stated book value, 149% for Community and 139% for the Selected Savings Banks; to tangible book value, 149% for Community and 146% for the Selected Savings Banks; and to total assets, 11.0% for Community and 11.6% for the Selected Savings Banks. Alex. Brown concluded that Community traded at similar multiples to the average trading level of the Selected Savings Banks.

     Analysis of Selected Acquisition Transactions. In preparing the Community Opinion, Alex. Brown reviewed the financial terms, to the extent publicly available, of certain selected merger and acquisition transactions for both banks and savings banks based upon the acquisition price relative to stated book value, stated tangible book value, latest twelve months earnings, total assets and based upon the premium to core deposits and to market price. The market price premium is measured against the market price of the common stock one month prior to the acquisition announcement of each transaction in an attempt to eliminate any price movements due to information leakage which may have occurred. The analysis included a review and comparison of the mean, maximum and minimum multiples represented by a sample of recently effected or pending bank and savings bank acquisitions nationwide having the selling bank or savings bank's total assets between $200 million and $1 billion which were announced since January 1, 1995 (a total of 101 bank transactions and 60 savings bank transactions -- "All Transactions"), as further segmented into: (i) transactions in which the selling bank or savings bank was headquartered in New England, defined as Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont (7 bank transactions and 10 savings bank transactions -- "New England Transactions"); (ii) transactions in which the selling bank or savings bank achieved a return on average assets between 0.80% and 1.10% in the year of its announced acquisition (26 bank transactions and 17 savings bank transactions -- "Profitability-Segmented Transactions"); and (iii) transactions in which the selling bank or savings bank possessed nonperforming assets between 0.40% and 1.20% of total assets (31 bank transactions and 13 savings bank transactions -- "Asset-Quality Segmented Transactions").

     The relative multiples implied by the merger consideration and each of the selected acquisition transaction segmentations, respectively, are provided in the following table:

                                CFX CORPORATION

             RECENT BANK AND SAVINGS BANK ACQUISITION TRANSACTIONS

                                             PURCHASE PRICE AS A MULTIPLE OF:
                            ------------------------------------------------------------------
                                              TANGIBLE BOOK                                     CORE DEPOSIT   MKT PRICE PREM.
                               BOOK VALUE         VALUE        LTM EARNINGS        ASSETS           PREM.          (1 MO.)
                            ---------------- ---------------- ---------------  --------------- --------------- ----------------
                            SAV BKS   BANKS  SAV BKS   BANKS  SAV BKS  BANKS   SAV BKS  BANKS  SAV BKS  BANKS  SAV BKS   BANKS
                            -------  ------- -------  ------- -------  ------  -------  ------ -------  ------ -------  -------
All Transactions     Mean:  153.0%    210.2% 156.3%    218.8%  15.7x    17.3x   15.3%    18.2%   8.1%    13.0%  28.8%     40.5%
                     High:  248.4%    350.7% 257.4%    418.5%  57.5x    57.8x   39.1%    32.5%  20.6%    25.5%  86.3%    155.4%
                     Low:   110.0%    113.2% 110.0%    113.2%   8.5x     7.2x    6.3%     5.9%   1.5%     1.6%  -3.8%    -11.9%
New England
  Transactions       Mean:  155.5%    224.5% 161.6%    225.5%  15.7x    16.3x   15.1%    17.6%   7.9%    12.9%  34.5%     36.5%
                     High:  183.4%    255.5% 183.4%    255.5%  26.5x    27.0x   39.1%    22.3%  26.4%    20.3%  60.0%     51.5%
                     Low:   140.0%    180.0% 149.8%    182.8%   8.5x     7.2x    8.3%    13.9%   4.5%     9.1%  16.2%      3.8%
Profitability-       Mean:  156.5%    213.6% 158.0%    224.8%  17.3x    16.9x   15.8%    17.6%   8.7%    12.4%  32.4%     48.4%
Segmented            High:  202.0%    284.4% 202.1%    322.4%  32.0x    23.7x   32.3%    25.0%  16.1%    19.5%  86.3%    155.4%
Transactions         Low:   110.5%    117.4% 110.5%    117.4%   8.9x     7.2x    8.1%    13.7%   4.2%     4.8%  13.0%     17.8%
Asset-Quality        Mean:  170.6%    205.1% 171.9%    212.9%  16.6x    17.0x   15.2%    18.0%   9.9%    12.5%  31.3%     39.7%
Segmented            High:  202.0%    282.2% 202.2%    317.7%  26.4x    29.5x   22.1%    32.5%  16.1%    21.8%  86.3%     96.5%
Transactions         Low:   145.0%    117.4% 145.0%    117.4%   9.9x     8.6x    9.8%     9.0%   4.5%     4.7%   4.0%    -11.9%
Community Acquisition             235.5%           235.5%           19.4x            17.5%           15.0%            44.6%

     Alex. Brown concluded from its review of selected acquisition transactions that the relevant multiples (as calculated on a fully diluted basis as of December 31, 1996) implied by the per share merger consideration were within the range of multiples implied in each of the aforementioned transaction segmentations.

     Discounted Cash Flow Analysis. Using a discounted cash flow analysis, Alex. Brown estimated the present value of the future dividend streams and terminal value that Community could produce over a five-year period. Base projections for Community's 1997 balance sheet and income statement were provided by Community and CFX management. In producing a range of Per Community Share Values, Alex. Brown utilized the following assumptions: discount rates ranged from 10.5% to 13.5%, terminal price/earnings multiples ranged from 15.0x to 18.5x, annual net income growth rates ranged from 7% to 14% and dividend payout ratios ranged from 20% to 50%. The discounted cash flow analysis produced a range of net present values of Community Common Stock from $29.52 to $42.50. The values reflected in the foregoing range were not intended to represent the price at which 100% of Community Common Stock could actually be sold. These analyses did not purport to be indicative of actual values or expected values of the shares of Community. Alex. Brown noted that the discounted cash flow analysis is a widely used valuation methodology, but noted that it relies on numerous assumptions, including discount rates, terminal values, dividend payout ratios and net income growth rates which future values may be significantly more or less than such estimates. The range does not purport to be an appraisal range.

     Pro Forma Merger Analysis. Alex. Brown analyzed certain pro forma effects on CFX (assuming consummation of the Portsmouth Acquisition) from the Community Acquisition in 1997 assuming the payment of the merger consideration. Based on certain assumptions, including those by CFX management with respect to cost savings and other synergies from the Community Acquisition, and the stand-alone earnings of CFX (pro forma for the Portsmouth Acquisition) and Community, the analysis showed that the Community Acquisition would be slightly accretive to CFX's earnings per share in 1997 and slightly dilutive to CFX's book value per share as of December 31, 1996.

     Contribution Analysis. Alex. Brown also determined the contribution by Community of key historical balance sheet items at December 31, 1996 (including total assets, total equity, total loans and total deposits) and key historical income statement items for the year ending December 31, 1996 (including net interest income and net income) to the resulting pro forma entity, as compared to the implied value contributed by CFX in stock that would be received by Community stockholders (pro forma for the Portsmouth Acquisition), in the aggregate, as a result of the Community Acquisition.

     The relative levels of contribution by Community in these selected areas and the implied value contributed by CFX in stock to be received by Community stockholders (pro forma for the Portsmouth Acquisition), in the aggregate, are presented in the following table:

                                                                     COMMUNITY
                BALANCE SHEET ITEMS                                CONTRIBUTION
                -----------------------------------------------    -------------
                Total Assets...................................        20.5%
                Total Equity...................................        17.0%
                Total Loans....................................        22.2%
                Total Deposits.................................        22.6%
                INCOME STATEMENT ITEMS
                -----------------------------------------------
                Net Interest Income............................        24.6%
                Net Income.....................................        18.2%
                Implied Value Contributed in Stock by CFX......        23.0%

     Compensation of Financial Advisor. Pursuant to the terms of an engagement letter dated February 25, 1997, CFX will pay Alex. Brown an aggregate fee of $100,000, payable upon delivery of the Community Opinion ("Community Opinion Fee"), and a contingent fee equal to 0.50% of the aggregate consideration paid to Community, net of the Community Opinion Fee, payable upon consummation of the Community Acquisition, for acting as financial advisor in connection with the Community Acquisition. CFX anticipates that the contingent fee will be approximately $500,000 (before offset of the Community Opinion Fee). Whether or not the Community Acquisition is consummated, CFX also has agreed to reimburse Alex. Brown for its reasonable out-of-pocket expenses incurred in connection with the Community Acquisition. In connection with CFX's engagement of Alex. Brown to advise it in connection with the Community Acquisition, CFX has agreed to indemnify and hold harmless Alex. Brown and each of its directors, officers, agents, employees and controlling persons within the meaning of the Securities Act of 1933, as amended (each an "Indemnified Person") against any losses, claims, damages or liabilities, or actions or proceedings in respect thereof, including all legal and other expenses incurred in connection with investigating or defending any of the foregoing (collectively, "Indemnified Losses"), relating to or arising out of Alex. Brown's engagement, except that CFX will not be liable for any Indemnified Losses that a court of competent jurisdiction has found in a final judgment to have arisen primarily from the gross negligence or willful misconduct of the Indemnified Person (unless an Indemnified Loss arises out of the use of information provided by CFX). CFX's indemnification obligations to the Indemnified Persons will survive the termination of CFX's engagement of Alex. Brown and are binding on CFX's successors and assigns.

REPRESENTATIONS AND WARRANTIES

     The Acquisition Documents contain representations and warranties by CFX, CFX Bank, Portsmouth, Portsmouth Bank, Community, and the Community Banks regarding various customary legal, regulatory, financial and business matters. Except as otherwise provided in the Acquisition Documents, these representations and warranties will not survive the consummation of the Acquisitions.

CONDITIONS TO THE CONSUMMATION OF THE ACQUISITIONS

     The obligations of CFX, CFX Bank, Portsmouth, Portsmouth Bank, Community, and the Community Banks, respectively, to consummate each Acquisition are conditioned upon, among other things:

          (i) the approval of the respective Acquisition Documents and the Acquisitions by the shareholders of CFX and each of Portsmouth and Community;

          (ii) the receipt of all necessary regulatory approvals, the expiration of all applicable waiting periods, and the satisfaction of all regulatory conditions to such approvals (CFX may abandon the Portsmouth Acquisition or the Community Acquisition if any regulatory approvals contain any condition or requirement not reasonably foreseen as of the date of the Portsmouth Acquisition Documents or the Community Acquisition Documents, respectively, that, in the reasonable good faith opinion of the CFX Board of Directors, or the Community Board of Directors in the Community Acquisition, materially and adversely affects the anticipated economic and business benefits of the Portsmouth Acquisition or the Community Acquisition to
     CFX);

          (iii) the effectiveness under the Securities Act of 1933, as amended (the "Securities Act"), of a registration statement covering the issuance of the CFX Common Stock in connection with the Portsmouth Share Exchange or the Community Share Exchange, and the absence of any proceeding by the Securities and Exchange Commission (the "SEC") to suspend such effectiveness;

          (iv) the receipt of all necessary state securities or "Blue Sky" permits or other authorizations;

          (v) the receipt of tax opinions satisfactory to CFX and each of Portsmouth and Community, respectively;

          (vi) the receipt of all necessary and material consents and waivers;

          (vii) the absence of any order, decree or injunction of any court or government agency that enjoins or prohibits the consummation of such Acquisition; and

          (viii) the approval for listing on the AMEX, subject to official notice of issuance, of shares of CFX Common Stock to be issued in such Acquisitions.

     In addition, as a condition to the obligations of CFX and CFX Bank to consummate the Acquisitions, no event may occur that would preclude the Acquisitions from being accounted for as a pooling-of-interests. Neither Acquisition is conditioned upon the closing of the other Acquisition.

     Certain of the foregoing conditions may not be waived. See "-- Waiver and Amendment," below.

WAIVER AND AMENDMENT

     Except with respect to any required shareholder or regulatory approval, substantially all the conditions to consummation of the Acquisitions may be waived at any time by the party for whose benefit they operate, and each of the Acquisition Documents individually may be amended or supplemented at any time by written agreement of the parties to the respective Acquisition Documents, except that any such waiver or amendment executed after approval of either of the Acquisition Documents by the respective shareholders of Portsmouth or Community which reduces the amount or form of consideration to be delivered to the shareholders of Portsmouth or Community, requires the further approval of the shareholders of Portsmouth or Community, respectively. However, certain conditions to consummation of the Acquisitions cannot be waived as a matter of law, including the existence of an effective registration statement, the absence of a government order enjoining or prohibiting consummation of the Acquisitions and the receipt of all required "Blue Sky" permits or other authorizations.

REGULATORY AND OTHER APPROVALS

     GENERAL. To the extent that the following information describes statutes and regulations, it is qualified in its entirety by reference to the particular statutes and regulations and the regulations promulgated under such statutes. CFX, Portsmouth and Community are not aware of any governmental approvals or actions that are required for consummation of the Acquisitions other than those described below. Should any such approval or action be required, it is presently contemplated that such approval or action will be sought. There can be no assurance that any such approval or action, if needed, could be obtained, would not delay consummation of the Acquisition to which such approval or action relates, and would not be conditioned in a manner that would cause CFX, or Community in the case of the Community Acquisition, to abandon the Acquisition.

     SHARE EXCHANGES AND HOLDING COMPANY MERGERS. The Board of Governors of the Federal Reserve System (the "Federal Reserve") has waived all prior approval requirements under Section 3 of the Bank Holding Company Act of 1956, as amended (the "BHCA") with respect to the Portsmouth Share Exchange, the Portsmouth Holding Company Merger, the Community Share Exchange and the Community Holding Company Merger (collectively, the "Share Exchanges" and the "Holding Company Mergers").

     Because CFX controls subsidiary banks in Massachusetts, Chapter 167A of the Massachusetts General Laws requires prior approval of the Holding Company Mergers by the Massachusetts Board of Bank Incorporation (the "MBBI"). An application for prior approval of the Holding Company Mergers was filed with the MBBI on May 15, 1997. Approval of this application would be based upon the MBBI's determination that the proposed transaction does not unreasonably affect competition among Massachusetts banking institutions and that it promotes public convenience and advantage. In making such a determination, the MBBI must consider, among other things and to the extent applicable, a showing of net new benefits, including initial capital investment, job creation plans, consumer and business services and commitments to maintain and open branch offices within a bank's statutorily delineated local community.

     BANK MERGERS. The Bank Mergers are subject to the prior approval of the Federal Deposit Insurance Corporation (the "FDIC") under Section 18(c) of the Federal Deposit Insurance Act, as amended (the "Bank Merger Act"). The Bank Merger Act requires the FDIC to take into consideration the financial and managerial resources and future prospects of the existing and proposed institutions and the convenience and needs of the communities to be served. The Bank Merger Act prohibits the FDIC from approving the respective Bank Mergers if they would violate certain antitrust standards, unless it finds that the anticompetitive effect of each Bank Merger is clearly outweighed in the public interest by the probable effect of the transaction in meeting the convenience and needs of the communities to be served. In addition, the FDIC must take into account the parties' record of performance in meeting the credit needs of the entire community, including low- and moderate-income neighborhoods. The FDIC's regulations require publication of notice of the applications for approval of the Bank Mergers and provide an opportunity for the public to comment on the applications in writing and to request a hearing. The Bank Mergers may not be consummated until the 30th day after such approval (or such shorter period as the FDIC may prescribe with the concurrence of the Attorney General, but not less than 15 days), during which time the DOJ may challenge the respective Bank Merger on antitrust grounds.

     The Bank Mergers also require the approval of the New Hampshire Bank Commissioner (the "Bank Commissioner") following a public hearing at which any interested person may appear. The Bank Commissioner's approval is based upon a determination that the public convenience and advantage and the interest of the merging respective institutions and their members, shareholders and depositors will be promoted by the Bank Mergers and the Bank Mergers can be effected without reducing the amount standing to the credit of any depositor and without the necessity of imposing restrictions (other than restrictions already in effect under applicable state and federal laws and regulations) on the withdrawal of funds by depositors. The approval of the Bank Commissioner is also required for CFX Bank to continue to operate the existing branch offices of Portsmouth Bank and the Community Banks as branch offices of CFX Bank following the Bank Mergers.

     CFX and CFX Bank have filed applications with the FDIC and the Bank Commissioner for the foregoing regulatory approvals. The FDIC approved the Portsmouth Bank Merger on May 7, 1997. The Bank Commissioner approved the Portsmouth Bank Merger (and CFX Bank's retention and continued operation of the Portsmouth Bank offices) on April 22, 1997. The FDIC and the Bank Commissioner are continuing to review the applications for approval of the Community Bank Mergers (and CFX Bank's retention and continued operation of the Community Bank offices), which were filed after the applications for the Portsmouth Bank Merger. There can be no assurances that the FDIC or the Bank Commissioner will approve the Community Bank Mergers and, if approved, there can be no assurance as to the date of such approvals, that such approvals will not be conditioned upon matters that would cause the Board of Directors of CFX, CFX Bank, Community or the Community Banks to abandon the Community Acquisition, or that the United States Department of Justice ("DOJ") will refrain from taking any action to challenge the Community Bank Mergers on antitrust grounds.

BUSINESS PENDING CONSUMMATION OF THE ACQUISITIONS

     The parties to the Acquisition Documents are generally prohibited thereunder from taking any action that adversely affects the ability of the parties to consummate the respective Acquisition or that disqualifies the Acquisition as a pooling-of-interests for accounting purposes or as a tax-free reorganization under Section 368 of the of the Internal Revenue Code of 1986, as amended (the "Code").

     Portsmouth, Portsmouth Bank, Community, and the Community Banks are required to use their respective reasonable best efforts to preserve their respective properties, business and relationships with customers, employees and other persons and to carry on their respective businesses in the ordinary course. In addition, without CFX's prior consent or as otherwise provided in the Acquisition Documents, Portsmouth, Portsmouth Bank, Community, and the Community Banks may not declare, set aside, make or pay any dividend or other distribution on capital stock other than pursuant to certain specified limits, increase the compensation or fringe benefits of their respective directors, officers or employees beyond customary limits, or take certain other actions.

     Portsmouth, Portsmouth Bank, Community, and the Community Banks also have agreed, subject to certain exceptions, that they will not authorize or permit any of their officers, directors or agents to solicit or initiate inquiries or proposals with respect to any acquisition or purchase of all or a substantial portion of the assets of, or a substantial equity interest in, Portsmouth, Portsmouth Bank, Community, and the Community Banks or any business combination with them respectively, other than as contemplated by the Acquisition Documents. Portsmouth, Portsmouth Bank, Community, and the Community Banks also have agreed to notify CFX of any such inquiries or proposals received by them.

EFFECTIVE DATE

     CFX anticipates that the Acquisitions will be consummated in the third quarter of 1997. However, consummation of the Acquisitions could be delayed as a result of delays in obtaining the necessary governmental and regulatory approvals or if any other condition to consummation of either Acquisition is not satisfied. There can be no assurances as to if or when such approvals will be obtained or that the respective Acquisition will be consummated.

TERMINATION

     The Acquisition Documents may be terminated at any time prior to their consummation, whether before or after shareholder approvals have been received:
(i) by mutual consent of the parties to the respective Acquisition Documents;
(ii) by either party to the respective Acquisition Documents in the event of a material breach by the other party of any covenant, agreement, representation or warranty contained in the Acquisition Documents after notice and an opportunity to cure; (iii) by any party to the respective Acquisition Documents if any required regulatory approval or consent has been denied or a final non-appealable order has been properly issued by any governmental entity enjoining or prohibiting the Acquisition; (iv) by any party to the respective Acquisition Documents if the other party's shareholders fail to approve the Acquisition; (v) by any party to the Portsmouth Acquisition Documents if the Portsmouth Acquisition is not consummated by February 13, 1998, and by any party to the Community Acquisition Documents if the Community Acquisition is not consummated by March 31, 1998, subject to certain conditions and subject to extension in certain circumstances; and (vi) in the case of the Community Acquisition, by either CFX or Community if the CFX shareholders do not approve the Charter Amendment.

     In addition, if the CFX Price is below the respective Floor Price, each of Portsmouth and Community may terminate its respective Acquisition Documents following notice thereof if CFX elects not to adjust the Exchange Ratio to the respective Cure Ratio as provided for in each of the Acquisition Documents. See "-- Terms of the Acquisitions."

MANAGEMENT AND OPERATIONS AFTER THE ACQUISITIONS

     BOARD OF DIRECTORS. Under the terms of the Acquisition Documents, at the Effective Date of each Acquisition, the Board of Directors of CFX and CFX Bank shall consist of those persons serving as directors or trustees immediately prior thereto, except that, on the respective Effective Dates, three other persons selected by Portsmouth and three other persons selected by Community, and in each case approved by CFX, who were serving on the respective Portsmouth and Community Boards prior to the Acquisitions, will be appointed directors of an expanded CFX Board (one of the directors selected by Portsmouth will serve as a director of CFX for one year only and will not be nominated for re-election). Two other persons selected by Portsmouth and three other persons selected by Community, and approved by CFX and CFX Bank, who were serving on the respective Portsmouth and Community Boards prior to the Acquisitions, will be appointed trustees to an expanded Board of CFX Bank.

     Mr. Robert W. Simpson, Chairman of the Board of Directors of Portsmouth, Mr. Mark E. Simpson, Secretary and Treasurer and a director of Portsmouth, and Mr. Timothy J. Connors, a director of Portsmouth, have been designated by Portsmouth to serve as directors on the CFX Board of Directors following consummation of the Portsmouth Acquisition. In addition, Mr. Mark E. Simpson and Mr. Harry P. Jarvis, who currently serve as directors of Portsmouth Bank, have been designated to serve as trustees on the CFX Bank Board of Trustees.

     Mr. Douglas Crichfield, the President and Chief Executive Officer of Community, Mr. John N. Buxton and Dr. Seth A. Resnicoff have been designated by Community to serve as directors on the CFX Board of Directors following consummation of the Community Acquisition. In addition, Mr. Crichfield, Mr. Robert A. Hill and Ms. Lucia T. Kittredge have been designated to serve as trustees on the CFX Bank Board of Trustees. Messrs. Crichfield, Buxton, Resnicoff and Hill and Ms. Kittredge currently serve as directors of Community.

     Information regarding the current directors of CFX, Portsmouth, and Community is included in documents incorporated herein by reference. See "AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE."

     MANAGEMENT. After the Acquisitions, certain executive officers of Portsmouth and Community will become executive officers of CFX and CFX Bank. Mr. Crichfield, in addition to his appointment to the Board of Directors of CFX and the Board of Trustees of CFX Bank, will become an Executive Vice President of CFX and the President and Chief Executive Officer of CFX Bank. At the Effective Date, Mr. Crichfield will be offered a three-year employment agreement with CFX on terms substantially equivalent to those contracts of other Executive Vice Presidents, but which agreement will be no less favorable in the aggregate than the current employment agreement between CFX and its President and Chief Executive Officer.

     OPERATIONS. On the Effective Date, the separate existence of Portsmouth, Portsmouth Bank, Community and the Community Banks will cease and CFX and CFX Bank, as the surviving entities, will continue unaffected and unimpaired by the Holding Company Mergers and the Bank Mergers, respectively. The branch offices of Portsmouth Bank and the Community Banks will become CFX Bank branch offices. Accordingly, customers of CFX Bank, Portsmouth Bank and the Community Banks will be able to transact business at any CFX Bank branch office. In reaching its decision to approve the Acquisitions, the CFX Board considered that the Acquisitions would enhance CFX Bank's ability to provide a broad range of services to the consumer and commercial customers in the market now served by Portsmouth Bank and the Community Banks. The combination of CFX Bank, Portsmouth Bank and the Community Banks would provide a broader base of services available from all bank offices, new or expanded products services and customers should receive access to substantial commercial and consumer lending facilities. Additionally, through the use of cutting edge technologies, such as check and document imaging, automated work flow, telebanking, debit and smart cards, electronic bulletin board and automated loan underwriting and credit scoring, customers should receive faster and more efficient services at competitive prices. The consolidation of support functions such as accounting, administration, data processing, investments, marketing and mortgage loan servicing should also produce economies of scale that will ultimately be passed on to customers in improved efficiency and service.

     As indicated above in "-- Background of and Reasons for the Acquisitions," CFX estimates cost savings during the first full year after consummation of the Acquisitions through reductions of non-interest expense of approximately $5.0 million in the case of the Community Acquisition (representing approximately 30% of Community's non-interest expense) and $826,000 relating to the Portsmouth Acquisition (representing approximately 25% of Portmouth's non-interest expense).

     CFX also estimates that it will incur expenses and nonrecurring charges on an after-tax basis of approximately $4.8 million in the case of the Community Acquisition and $2.9 million in the case of the Portsmouth Acquisition. The one-time after-tax charges of the transactions pertain to the following areas: data processing, $1.4 million; personnel, $1.4 million and other, $4.9 million. Data processing costs consist primarily of write-offs due to duplication of computer hardware, software, telecommunications equipment, and certain conversion related expenses. Personnel costs consist primarily of charges related to employee severance and employment outplacement assistance. Other costs include investment banking fees, legal and accounting fees, due diligence costs, proxy registration/filing fees and printing and mailing costs. A significant portion of other costs are capitalized for tax purposes and, therefore, are not tax deductible. CFX management continues to review all these costs. There can be no assurance that such costs will not exceed the amounts described above. See "-- Background of and Reasons for the Acquisitions." It is anticipated that substantially all of these charges will be recognized upon consummation of the Acquisitions and will be paid in 1997 or 1998.

     To further illustrate the potential impact of the Acquisitions, CFX has made certain forward looking earnings estimates based on various factors and assumptions, including, among others, additional leveraging of Portsmouth's equity by acquiring $300 million of loans and investments and the estimated reductions in expenses described above. In this regard, when all efficiencies are realized through the integration of Community and Portsmouth into CFX, a total of $5.8 million of pre-tax non-interest expense savings may be realized. These savings, combined with various leverage activities previously described, will positively affect return on average assets, return on average equity and earnings per share.

     CFX's earnings estimates are based on many factors and assumptions, including economic and business conditions as well as management's strategies. These factors are subject to change and many of them are beyond CFX's control. There will be differences between estimates and actual results and these differences could be material. These estimates are necessarily speculative in nature and no assurance can be given that they will be realized. This forward looking information has been presented for illustrative purposes in connection with this Proxy Statement. Accordingly, CFX does not intend to update these estimates. See "AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE."

     EMPLOYEES. On the Effective Date (or as soon thereafter as may be practicable), all employees of Portsmouth, Portsmouth Bank, Community and the Community Banks will be employed by CFX or one or more subsidiaries of CFX, upon terms and conditions which in the aggregate are no less favorable than those generally afforded to other employees of CFX or subsidiaries of CFX holding similar positions, subject to the terms and conditions under which those employee benefits are made available to CFX employees and to certain other provisions of the respective Acquisition Documents. Nothing in the Acquisition Documents will be construed to limit the ability of CFX or subsidiaries of CFX to terminate the employment of any employee or to review employee benefits programs from time to time and to make such changes of general applicability to all CFX employees as CFX deems appropriate.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Acquisitions either will constitute or will be treated as part of a reorganization within the meaning of Section 368(a) of the Code. No gain or loss will be recognized by CFX by reason of the Acquisitions. No gain or loss will be recognized by the shareholders of Portsmouth and Community who exchange all of their Portsmouth Common Stock or Community Common Stock solely for CFX Common Stock pursuant to the Acquisitions (except to the extent that cash is received in lieu of the issuance of fractional shares of CFX Common Stock). Portsmouth and Community shareholders who exercise their state law rights to dissent and, thereby, receive fair value for their Portsmouth Common Stock and Community Common Stock will have a taxable disposition of stock, the treatment of which will turn on the particular circumstances of the shareholder.

ACCOUNTING TREATMENT

     CFX expects to account for the Acquisitions using the pooling-of-interests method of accounting. Under the pooling-of-interests method of accounting, the historical basis of the assets and liabilities of CFX and Portsmouth, and CFX and Community, respectively, will be combined and carried forward at their previously recorded amounts. Revenue and expenses of CFX and Portsmouth, and of CFX and Community, respectively, will be combined at historically recorded amounts. See "Pro Forma Consolidated Financial Information (Unaudited)." It is a condition to the obligations of CFX to the respective Acquisition Documents that the Acquisitions be accounted for as pooling-of-interests transactions.

STOCK OPTION AGREEMENTS

     In connection with the execution of the Acquisition Documents, CFX and each of Portsmouth and Community executed Stock Option Agreements pursuant to which Portsmouth granted CFX an option ("Portsmouth Option") to purchase up to 1,164,840 authorized but unissued shares of Portsmouth Common Stock (constituting approximately 16.7 percent of shares of Portsmouth Common Stock that would be outstanding following the exercise of the option, the foregoing numbers and percentages having been restated to give effect to the 2% stock dividend paid by Portsmouth on March 15, 1997), at a price of $15.435 per share, and Community granted CFX an option ("Community Option") to purchase up to 493,000 authorized but unissued shares of Community Common Stock (constituting approximately 16.7 percent of shares of Community Common Stock that would be outstanding following the exercise of the Community Option) at a price of $28.50 per share, such numbers of shares and exercise prices being subject to adjustment under certain circumstances. The Options are exercisable only upon the occurrence and continuation of certain events that could jeopardize consummation of the Acquisitions pursuant to the terms of their respective Acquisition Documents.

MARKETS AND MARKET PRICES

     CFX Common Stock is listed and traded on the AMEX under the symbol "CFX" and Portsmouth and Community Common Stock are listed and traded on the Nasdaq Stock Market under the symbols "POBS," and "CBNH," respectively. The following table shows the market value per share for each of CFX, Portsmouth and Community and the Portsmouth and Community Equivalent at the dates set forth below, as adjusted for Portsmouth's 2% stock dividend paid on March 15, 1997.

                                                                                       CLOSING
                                CLOSING SALES PRICE                                     SALES
                             --------------------------   PORTSMOUTH    PORTSMOUTH      PRICE       COMMUNITY     COMMUNITY
                                 CFX        PORTSMOUTH    EQUIVALENT    EQUIVALENT    COMMUNITY     EQUIVALENT    EQUIVALENT
                             COMMON STOCK  COMMON STOCK  PER SHARE(3)  PER SHARE(5)  COMMON STOCK  PER SHARE(4)  PER SHARE(6)
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Market value per common
  share:
Portsmouth:
  February 12, 1997(1)......    $18.50        $15.44        $19.04        $17.23
  June 11, 1997(2)..........    $18.25        $16.13        $18.79        $17.00
Community:
  March 21, 1997(1).........    $17.25                                                  $24.75        $37.95        $34.50
  June 11, 1997(2)..........    $18.25                                                  $37.63        $40.15        $36.50

---------------

(1) The business day immediately preceding the public announcement.

(2) The business day immediately preceding the Record Date.

(3) The equivalent market value per share of Portsmouth common stock represents the closing price of CFX common stock on the dates reported multiplied by a maximum Exchange Ratio of 1.0294. The Exchange Ratio would differ if the CFX Trading Price was over $15.70. See "Terms of the Acquisitions."

(4) The equivalent market value per share of Community common stock represents the closing price of CFX common stock on the dates reported multiplied by a maximum Exchange Ratio of 2.2. The Exchange Ratio would differ if the CFX Trading Price was over $18.18. See "Terms of the Acquisitions."

(5) The equivalent market value per share of Portsmouth common stock represents the closing price of CFX common stock on the dates reported multiplied by a minimum Exchange Ratio of .9314. The Exchange Ratio would differ if the CFX Trading Price was less than $17.376. See "Terms of the Acquisitions."

(6) The equivalent market value per share of Community common stock represents the closing price of CFX common stock on the dates reported multiplied by a minimum Exchange Ratio of 2.0. The Exchange Ratio would differ if the CFX Trading Price was less than $20.00. See "Terms of the Acquisition."

     The following table shows the high and low sales per share of CFX Common Stock and Portsmouth and Community Common Stock at the dates set forth below. The table below also sets forth the cash dividends declared for the periods indicated, as adjusted for stock splits and stock dividends including Portsmouth's 2% stock dividend paid on March 15, 1997.

                                                CFX                            PORTSMOUTH                  COMMUNITY
                                  -------------------------------   --------------------------------   ------------------
         QUARTER ENDED             HIGH       LOW       DIVIDENDS    HIGH       LOW        DIVIDENDS    HIGH       LOW
--------------------------------  -------   -------     ---------   -------   --------     ---------   -------   --------
1997
  June 30, 1997 (through June
    11, 1997)...................  $18 3/8   $15 1/2      $ .2200    $16 3/8   $13 7/8       $ .1500    $38 1/2   $30 1/2
  March 31, 1997................   18 1/2    15 1/8        .2200     16        1331/64        .1500     34 1/2    20
1996
  December 31, 1996.............   16 5/8    13 5/8        .2095     14 7/8    12 5/8         .3922     20 3/4    18 1/2
  September 30, 1996............   15 1/4    11 5/8        .1905     13 3/4    12 3/8         .1471     19 3/4    17 3/4
  June 30, 1996.................   14 3/8    12 1/4          (2)     14 1/2    12 3/4         .1471     18 1/4    171/16
  March 31, 1996................   15 3/8    12 7/8        .1714     15 1/4    13 1/2         .1471     19 3/4    17 1/2
1995
  December 31, 1995.............   16 5/8    13 1/4        .3266     14 7/8    13             .3845     19 1/4    16 1/2
  September 30, 1995............   16 1/2    13 1/2        .1451     13 3/4    11 1/8         .1250     17 1/4    15 3/4
  June 30, 1995.................   15 3/8    11            .1451     11 3/4    10 1/2         .1250     17 1/4    15 1/4
  March 31, 1995................   11 3/4     9 1/2        .1391     11 3/4    10 3/4         .1153     16 1/4    12 7/8


         QUARTER ENDED            DIVIDENDS
--------------------------------  ---------
1997
  June 30, 1997 (through June
    11, 1997)...................    $  (1)
  March 31, 1997................      .16
1996
  December 31, 1996.............      .16
  September 30, 1996............      .15
  June 30, 1996.................      .15
  March 31, 1996................      .15
1995
  December 31, 1995.............      .15
  September 30, 1995............      .14
  June 30, 1995.................      .13
  March 31, 1995................      .13

---------------
(1) Community's Board of Directors has not yet held the meeting at which it will consider the declaration of a dividend for the quarter ending June 30, 1997.

(2) The dividend for the second quarter of 1996 was omitted in order for CFX's acquisition of SFNB and its parent company and Milford to be accounted for as pooling-of-interests transactions.

     Generally, the amount of future dividends paid by CFX will be determined in light of CFX's results of operations, financial condition, regulatory constraints, level of core earnings, economic conditions, credit quality, capital needs, growth objectives, the ability of bank and nonbank subsidiaries to upstream dividends to CFX and other relevant factors. CFX engages in no business other than acting as the holding company for its subsidiaries. The only funds available to CFX for the payment of dividends are cash and cash equivalents held at the holding company level, dividends paid to CFX by its subsidiaries and borrowings.

COMPARATIVE PER SHARE DATA

     The following tables set forth at the dates and for the periods indicated
(i) historical consolidated per share data for CFX, Portsmouth and Community Common Stock, (ii) pro forma combined per share data for CFX Common Stock (with Portsmouth only and with Community only), (iii) pro forma combined per share data for CFX Common Stock (with Portsmouth and Community), (iv) equivalent per share data for Portsmouth Common Stock reflecting consummation of the Portsmouth Acquisition and consummation of the Portsmouth Acquisition and the Community Acquisition, and (v) equivalent per share data for Community Common Stock reflecting consummation of the Community Acquisition and consummation of the Portsmouth Acquisition and the Community Acquisition.

     The CFX pro forma combined data (with Portsmouth only) represents the effect of the Portsmouth Acquisition on a share of CFX Common Stock. The Portsmouth equivalent pro forma data represents the CFX pro forma combined data (with Portsmouth only) multiplied by a minimum Exchange Ratio of .9314 and a maximum Exchange Ratio of 1.0294 and thereby reflects the effect of the Portsmouth Acquisition on a share of Portsmouth Common Stock.

     The CFX pro forma combined data (with Community only) represents the effect of the Community Acquisition on a share of CFX Common Stock. The Community equivalent pro forma data represents the CFX pro forma combined data (with Community only) multiplied by a Community minimum Exchange Ratio of 2.0 and a maximum Exchange Ratio of 2.2, and thereby reflects the effect of the Community Acquisition on a share of Community Common Stock.

     The CFX pro forma combined data (with Portsmouth and Community) represents the effect of the Portsmouth Acquisition and the Community Acquisition on a share of CFX Common Stock. The Portsmouth equivalent pro forma data (assuming the Portsmouth Acquisition and Community Acquisition) represents the CFX pro forma combined data (with Portsmouth and Community) multiplied by a minimum Exchange Ratio of .9314 and a maximum Exchange Ratio of 1.0294 and thereby reflects the effect of the Acquisitions on a share of Portsmouth Common Stock. The Community equivalent pro forma data (assuming the Portsmouth Acquisition and Community Acquisition) represents the CFX pro forma combined data (with Portsmouth and Community) multiplied by a minimum Exchange Ratio of 2.0 and a maximum Exchange Ratio of 2.2, and thereby reflects the effect of the Acquisitions on a share of Community Common Stock. Earnings per share data is based on net earnings before cumulative effects of changes in accounting principles for all companies.

     The information is derived from the historical financial statements of CFX, including the related notes thereto, incorporated by reference in this Proxy Statement, and the historical financial statements of Portsmouth and Community, including the related notes thereto, incorporated by reference in this Proxy Statement, and the pro forma combined financial information giving effect to the Acquisitions, appearing elsewhere herein, and should be read in conjunction with such information. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisitions been consummated during the periods or as of the dates for which the pro forma data is presented or which will be attained in the future. The following pro forma income statement data has been presented as if the Portsmouth Acquisition and the Community Acquisition had occurred as of the beginning of the earliest period presented. See "PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)" and "AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE." Furthermore, there can be no assurance that the CFX Trading Price will be such that the Portsmouth Exchange Ratio would be either .9314 or 1.0294, or such that the Community Exchange Ratio would be either 2.0 or 2.2. See "-- Terms of the Acquisitions."

                           COMPARATIVE PER SHARE DATA
 CFX CORPORATION -- PORTSMOUTH BANK SHARES, INC. -- COMMUNITY BANKSHARES, INC.
                             MINIMUM EXCHANGE RATIO

                                                   CFX PRO                                 CFX PRO
                                                    FORMA                                   FORMA
                                                   COMBINED                                COMBINED
                                                     WITH       PORTSMOUTH                   WITH       COMMUNITY
                        CFX        PORTSMOUTH     PORTSMOUTH    EQUIVALENT    COMMUNITY   COMMUNITY     EQUIVALENT
                     HISTORICAL   HISTORICAL(1)    ONLY(2)     PRO FORMA(2)   HISTORICAL   ONLY(4)     PRO FORMA(5)
                     ----------   -------------   ----------   ------------   ---------   ----------   ------------
EARNINGS PER
COMMON SHARE
Quarter Ended
March 31,
1997...............    $ 0.36        $  0.26        $ 0.34        $ 0.32       $  0.53      $ 0.34        $ 0.68
1996...............    $ 0.28        $  0.25        $ 0.28        $ 0.26       $  0.47      $ 0.27        $ 0.54
Year Ended
December 31,
1996...............    $ 0.99        $  0.98        $ 1.01        $ 0.94       $  2.00      $ 0.99        $ 1.98
1995...............    $ 0.89        $  0.99        $ 0.94        $ 0.88       $  1.70      $ 0.88        $ 1.76
1994...............    $ 0.58        $  0.96        $ 0.72        $ 0.67       $  1.49      $ 0.63        $ 1.26
DIVIDENDS DECLARED
PER COMMON SHARE
Quarter Ended
March 31,
1997...............    $ 0.22        $  0.15        $ 0.22        $ 0.20       $  0.16      $ 0.22        $ 0.44
1996...............    $ 0.17        $  0.15        $ 0.17        $ 0.16       $  0.15      $ 0.17        $ 0.34
Year Ended
December 31,
1996...............    $ 0.55        $  0.83        $ 0.55        $ 0.51       $  0.61      $ 0.55        $ 1.10
1995...............    $ 0.50        $  0.76        $ 0.50        $ 0.47       $  0.51      $ 0.50        $ 1.00
1994...............    $ 0.31        $  0.71        $ 0.31        $ 0.29       $  0.24      $ 0.31        $ 0.62
BOOK VALUE PER
COMMON SHARE
March 31, 1997.....    $10.25        $ 11.25        $10.79        $10.05       $ 16.80      $ 9.75        $19.50
December 31,
1997...............    $10.24        $ 11.34        $10.81        $10.07       $ 16.66      $ 9.72        $19.44

                                        PORTSMOUTH
                                        EQUIVALENT      COMMUNITY
                      CFX PRO FORMA     PRO FORMA      EQUIVALENT
                      COMBINED WITH        CFX        PRO FORMA CFX
                     PORTSMOUTH AND     PORTSMOUTH      COMMUNITY
                      COMMUNITY(6)     COMMUNITY(7)   PORTSMOUTH(8)
                     ---------------   ------------   -------------
EARNINGS PER
COMMON SHARE
Quarter Ended
March 31,
1997...............      $  0.32          $ 0.30         $  0.64
1996...............      $  0.27          $ 0.25         $  0.54
Year Ended
December 31,
1996...............      $  1.01          $ 0.94         $  2.02
1995...............      $  0.92          $ 0.86         $  1.84
1994...............      $  0.73          $ 0.68         $  1.46
DIVIDENDS DECLARED
PER COMMON SHARE
Quarter Ended
March 31,
1997...............      $  0.22          $ 0.20         $  0.44
1996...............      $  0.17          $ 0.16         $  0.34
Year Ended
December 31,
1996...............      $  0.55          $ 0.51         $  1.10
1995...............      $  0.50          $ 0.47         $  1.00
1994...............      $  0.31          $ 0.29         $  0.62
BOOK VALUE PER
COMMON SHARE
March 31, 1997.....      $ 10.29          $ 9.58         $ 20.58
December 31,
1997...............      $ 10.29          $ 9.58         $ 20.58

---------------

(1) The historical per share data for Portsmouth has been restated to reflect the 2% stock dividend paid on March 15, 1997.

(2) The pro forma per share data gives effect to the Portsmouth Acquisition but does not reflect anticipated expenses and nonrecurring charges which may result from the Portsmouth Acquisition. The pro forma information presented does not reflect anticipated acquisition and integration costs, nor does it reflect potential savings or revenue enhancements resulting from the Portsmouth Acquisition. CFX pro forma dividends per share represent CFX historical dividends per share.

(3) The equivalent pro forma per share data for Portsmouth represents the pro forma combined data for CFX (CFX and Portsmouth only) multiplied by a Portsmouth Exchange Ratio of .9314.

(4) The pro forma per share data gives effect to the Community Acquisition but does not reflect anticipated expenses and nonrecurring charges which may result from the Community Acquisition. The pro forma information presented does not reflect anticipated acquisition and integration costs, nor does it reflect potential savings or revenue enhancements resulting from the Community Acquisition. CFX pro forma dividends per share represent CFX historical dividends per share.

(5) The equivalent pro forma per share data for Community represents the pro forma combined data for CFX (CFX and Community only) multiplied by a Community Exchange Ratio of 2.0.

(6) The pro forma per share data gives effect to the Acquisitions but does not reflect anticipated expenses and nonrecurring charges which may result from the Acquisitions. The pro forma information presented does not reflect anticipated acquisition and integration costs, nor does it reflect potential savings or revenue enhancements resulting from the Acquisitions. See "PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)." CFX pro forma dividends per share represent CFX historical dividends per share.

(7) The equivalent pro forma per share data for Portsmouth represents the pro forma combined data for CFX (CFX, Portsmouth and Community) multiplied by a Portsmouth Exchange Ratio of .9314.

(8) The equivalent pro forma per share data for Community represents the pro forma combined data for CFX (CFX, Portsmouth and Community) multiplied by a Community Exchange ratio of 2.0.

                           COMPARATIVE PER SHARE DATA

 CFX CORPORATION -- PORTSMOUTH BANK SHARES, INC. -- COMMUNITY BANKSHARES, INC.
                             MAXIMUM EXCHANGE RATIO

                                                     CFX                                     CFX
                                                  PRO FORMA                               PRO FORMA
                                                   COMBINED                                COMBINED
                                                     WITH       PORTSMOUTH                   WITH       COMMUNITY
                        CFX        PORTSMOUTH     PORTSMOUTH    EQUIVALENT    COMMUNITY   COMMUNITY     EQUIVALENT
                     HISTORICAL   HISTORICAL(1)    ONLY(2)     PRO FORMA(3)   HISTORICAL   ONLY(4)     PRO FORMA(5)
                     ----------   -------------   ----------   ------------   ---------   ----------   ------------
EARNINGS PER COMMON
SHARE
Quarter Ended March
31,
1997...............    $ 0.36        $  0.26        $ 0.33        $ 0.34       $  0.53      $ 0.33        $ 0.73
1996...............    $ 0.28        $  0.25        $ 0.27        $ 0.28       $  0.47      $ 0.26        $ 0.57
Year Ended December
31,
1996...............    $ 0.99        $  0.98        $ 0.97        $ 1.00       $  2.00      $ 0.96        $ 2.11
1995...............    $ 0.89        $  0.99        $ 0.91        $ 0.94       $  1.70      $ 0.85        $ 1.87
1994...............    $ 0.58        $  0.96        $ 0.70        $ 0.72       $  1.49      $ 0.61        $ 1.34
DIVIDENDS DECLARED
PER COMMON SHARE
Quarter Ended March
31,
1997...............    $ 0.22        $  0.15        $ 0.22        $ 0.23       $  0.16      $ 0.22        $ 0.48
1996...............    $ 0.17        $  0.15        $ 0.17        $ 0.18       $  0.15      $ 0.17        $ 0.38
Year Ended December
31,
1996...............    $ 0.55        $  0.83        $ 0.55        $ 0.57       $  0.61      $ 0.55        $ 1.21
1995...............    $ 0.50        $  0.76        $ 0.50        $ 0.51       $  0.51      $ 0.50        $ 1.10
1994...............    $ 0.31        $  0.71        $ 0.31        $ 0.32       $  0.24      $ 0.31        $ 0.68
BOOK VALUE PER
COMMON SHARE
March 31, 1997.....    $10.25        $ 11.25        $10.47        $10.78       $ 16.80      $ 9.49        $20.88
December 31, 1996      $10.24        $ 11.34        $10.49        $10.80       $ 16.66      $ 9.46        $20.81

                                        PORTSMOUTH      COMMUNITY
                           CFX          EQUIVALENT     EQUIVALENT
                        PRO FORMA       PRO FORMA       PRO FORMA
                      COMBINED WITH        CFX             CFX
                     PORTSMOUTH AND     PORTSMOUTH      COMMUNITY
                      COMMUNITY(6)     COMMUNITY(7)   PORTSMOUTH(8)
                     ---------------   ------------   -------------
EARNINGS PER COMMON
SHARE
Quarter Ended March
31,
1997...............       $0.31           $ 0.32         $  0.68
1996...............       $0.26           $ 0.26         $  0.56
Year Ended December
31,
1996...............       $0.96           $ 0.99         $  2.11
1995...............       $0.88           $ 0.91         $  1.94
1994...............       $0.69           $ 0.71         $  1.52
DIVIDENDS DECLARED
PER COMMON SHARE
Quarter Ended March
31,
1997...............       $0.22           $ 0.23         $  0.48
1996...............       $0.17           $ 0.18         $  0.38
Year Ended December
31,
1996...............       $0.55           $ 0.57         $  1.21
1995...............       $0.50           $ 0.51         $  1.10
1994...............       $0.31           $ 0.32         $  0.68
BOOK VALUE PER
COMMON SHARE
March 31, 1997.....       $9.84           $10.13         $ 21.65
December 31, 1996         $9.84           $10.13         $ 21.65

---------------

(1) The historical per share data for Portsmouth has been restated to reflect the 2% stock dividend paid on March 15, 1997.

(2) The pro forma per share data gives effect to the Portsmouth Acquisition but does not reflect anticipated expenses and nonrecurring charges which may result from the Portsmouth Acquisition. The pro forma information presented does not reflect anticipated acquisition and integration costs, nor does it reflect potential savings or revenue enhancements resulting from the Portsmouth Acquisition. CFX pro forma dividends per share represent CFX historical dividends per share.

(3) The equivalent pro forma per share data for Portsmouth represents the pro forma combined data for CFX (CFX and Portsmouth only) multiplied by a Portsmouth Exchange Ratio of 1.0294.

(4) The pro forma per share data gives effect to the Community Acquisition but does not reflect anticipated expenses and nonrecurring charges which may result from the Community Acquisition. The pro forma information presented does not reflect anticipated acquisition and integration costs, nor does it reflect potential savings or revenue enhancements resulting from the Community Acquisition. CFX pro forma dividends per share represent CFX historical dividends per share.

(5) The equivalent pro forma per share data for Community represents the pro forma combined data for CFX (CFX and Community only) multiplied by a Community Exchange Ratio of 2.2.

(6) The pro forma per share data gives effect to the Acquisitions but does not reflect anticipated expenses and nonrecurring charges which may result from the Acquisitions. The pro forma information presented does not reflect anticipated acquisition and integration costs, nor does it reflect potential savings or revenue enhancements resulting from the Acquisitions. See "PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)." CFX pro forma dividends per share represent CFX historical dividends per share.

(7) The equivalent pro forma per share data for Portsmouth represents the pro forma combined data for CFX (CFX, Portsmouth and Community) multiplied by a Portsmouth Exchange Ratio of 1.0294.

(8) The equivalent pro forma per share data for Community represents the pro forma combined data for CFX (CFX, Portsmouth and Community) multiplied by a Community Exchange ratio of 2.2.

                                CFX CORPORATION

                       SELECTED HISTORICAL FINANCIAL DATA

     The following selected historical financial data, excluding average balance and net interest margin data, at or for the five years ended December 31, 1996, is derived from the audited consolidated financial statements of CFX. The same data at or for the three-month periods ended March 31 are derived from unaudited consolidated financial statements. The data should be read in conjunction with the consolidated financial statements, related notes and other financial information incorporated by reference in this Proxy Statement. See "AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE."

                                     AT OR FOR THE THREE
                                            MONTHS
                                       ENDED MARCH 31,                       AT OR FOR THE YEARS ENDED DECEMBER 31,
                                   ------------------------    ------------------------------------------------------------------
                                      1997          1996          1996        1995(1)       1994(1)      1993(1)(2)     1992(1)
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
                                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
RESULTS OF OPERATIONS DATA:
 Interest and dividend income....  $   29,503    $   25,740    $  108,425    $   96,389    $   81,637    $   79,076    $   89,770
 Interest expense................      14,499        12,039        51,566        44,363        33,639        32,598        44,361
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------
 Net interest and dividend
   income........................      15,004        13,701        56,859        52,026        47,998        46,478        45,409
 Provision for loan and lease
   losses........................         702           905         2,935         3,037         2,697        11,608         6,728
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------
 Net interest and dividend income
   after provision for loan and
   lease losses..................      14,302        12,796        53,924        48,989        45,301        34,870        38,681
 Other income....................       4,372         3,832        16,827        14,311        11,079        11,672         7,509
 Other expense...................      11,974        11,577        51,370        46,202        44,864        41,715        37,579
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------
 Income before income taxes......       6,700         5,051        19,381        17,098        11,516         4,827         8,611
 Income taxes....................       1,958         1,496         6,740         5,760         4,272           630         3,355
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------
 Net income......................       4,742         3,555        12,641        11,338         7,244         4,197         5,256
 Preferred stock dividends.......          --            --            --            89           268           270           270
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------
 Net income available to common
   stock.........................  $    4,742    $    3,555    $   12,641    $   11,249    $    6,976    $    3,927    $    4,986
                                   ===========   ===========   ===========   ===========   ===========   ===========   ===========
 Weighted average common shares
   outstanding...................      13,014        12,714        12,823        12,701        12,052        11,661        11,909
                                   ===========   ===========   ===========   ===========   ===========   ===========   ===========
ENDING BALANCE SHEET DATA:
 Total assets....................  $1,744,449    $1,415,507    $1,547,092    $1,344,880    $1,267,113    $1,218,394    $1,152,323
 Investments.....................     415,002       360,844       278,191       311,814       308,241       369,297       290,752
 Net loans and leases............   1,134,997       932,011     1,102,424       911,981       828,355       731,738       749,447
 Allowance for loan and lease
   losses........................      15,661        15,322        15,740        15,449        14,401        16,168        12,639
 Foreclosed real estate..........       1,806         1,364         2,223         1,186         2,599         4,110        20,182
 Deposits........................   1,223,530     1,119,270     1,157,207     1,056,824       999,217       974,694     1,006,977
 Borrowed funds..................     343,216       149,130       242,455       146,826       139,496        82,623        20,421
 Total shareholders' equity......     133,819       127,948       132,953       127,032       118,918       117,327       115,627
 Common shares outstanding.......      13,050        12,778        12,981        12,683        12,185        11,661        11,960
PER SHARE DATA AND OTHER SELECTED
 RATIOS:
 Common earnings per share.......  $     0.36    $     0.28    $     0.99    $     0.89    $     0.58    $     0.34    $     0.42
 Dividends declared per common
   share.........................  $     0.22    $     0.17    $     0.55    $     0.50    $     0.31    $     0.27    $     0.25
 Common dividend payout ratio....       61.11%        60.71%        55.56%        56.18%        53.45%        79.41%        59.52%
 Common shareholders' equity per
   share.........................  $    10.25    $    10.01    $    10.24    $    10.02    $     9.74    $     9.77    $     9.38
 Total shareholders' equity to
   assets at period end..........        7.67%         9.04%         8.59%         9.45%         9.38%         9.63%        10.03%
 Average total shareholders'
   equity to average total
   assets........................        8.40%         9.65%         8.94%         9.45%         9.35%        10.22%        10.05%
 Return on average assets........        1.19%         1.03%         0.86%         0.86%         0.56%         0.34%         0.43%
 Return on average common
   shareholders' equity..........       14.14%        10.62%         9.58%         9.17%         6.12%         3.43%         4.53%
 Net interest margin.............        4.15%         4.31%         4.24%         4.36%         4.27%         4.41%         4.27%

---------------
(1) Prior period financial data has been restated to reflect the 1996 pooling-of-interests with The Safety Fund Corporation and Milford Co/operative Bank and CFX's 5% stock dividend declared on December 10, 1996.

(2) On September 1, 1993, CFX acquired the remaining 52.4% of Colonial Mortgage, Inc. ("Colonial") (renamed CFX Mortgage, Inc.). Previously, CFX owned 47.6% of Colonial and, as a result of the purchase, Colonial became a wholly-owned subsidiary. The transaction was accounted for by the purchase method of accounting.

                          PORTSMOUTH BANK SHARES, INC.

                       SELECTED HISTORICAL FINANCIAL DATA

     The following selected historical financial data, excluding average balance and net interest margin data, at or for the five years ended December 31, 1996, is derived from the audited consolidated financial statements of Portsmouth Bank Shares, Inc. The same data at or for the three-month periods ended March 31 are derived from unaudited consolidated financial statements. The data should be read in conjunction with the consolidated financial statements, related notes and other financial information incorporated by reference in this Proxy Statement. See "AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE."

                                                 AT OR FOR THE THREE
                                                  MONTHS ENDED MARCH
                                                         31,                      AT OR FOR THE YEARS ENDED DECEMBER 31,
                                                 --------------------    --------------------------------------------------------
                                                   1997        1996        1996        1995        1994      1993(1)       1992
                                                 --------    --------    --------    --------    --------    --------    --------
                                                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
RESULTS OF OPERATIONS DATA:
 Interest and dividend income..................  $  4,580    $  4,499    $ 18,302    $ 18,546    $ 17,956    $ 19,164    $ 20,509
 Interest expense..............................     1,995       2,008       8,259       7,684       6,247       7,467      10,565
                                                 --------    --------    --------    --------    --------    --------    --------
 Net interest and dividend income..............     2,585       2,491      10,043      10,862      11,709      11,697       9,944
 Provision for loan and lease losses...........        --          --          --          --          --          71         201
                                                 --------    --------    --------    --------    --------    --------    --------
 Net interest and dividend income after
   provision for loan and lease losses.........     2,585       2,491      10,043      10,862      11,709      11,626       9,743
 Other income..................................       242         534       1,888       1,226         503         750         764
 Other expense.................................       888         921       3,527       3,608       4,035       4,208       4,654
                                                 --------    --------    --------    --------    --------    --------    --------
 Income before income taxes and cumulative
   effect of change in accounting principle....     1,939       2,104       8,404       8,480       8,177       8,168       5,853
 Income taxes..................................       431         643       2,447       2,439       2,305       1,952       1,385
                                                 --------    --------    --------    --------    --------    --------    --------
 Net income before cumulative effect of change
   in accounting principle.....................     1,508       1,461       5,957       6,041       5,872       6,216       4,468
 Cumulative effect of change in accounting
   principle...................................        --          --          --          --          --         (77)         --
                                                 --------    --------    --------    --------    --------    --------    --------
 Net income....................................     1,508       1,461       5,957       6,041       5,872       6,139       4,468
 Preferred stock dividends.....................        --          --          --          --          --          --          --
                                                 --------    --------    --------    --------    --------    --------    --------
 Net income available to common stock..........  $  1,508    $  1,461    $  5,957    $  6,041    $  5,872    $  6,139    $  4,468
                                                 ========    ========    ========    ========    ========    ========    ========
 Weighted average common shares
   outstanding(2)..............................     5,843       5,852       6,074       6,082       6,121       5,940       5,803
                                                 ========    ========    ========    ========    ========    ========    ========
ENDING BALANCE SHEET DATA:
 Total assets..................................  $262,921    $267,428    $271,569    $267,272    $261,155    $276,339    $293,956
 Investments...................................   152,954     173,468     159,286     178,892     164,039     183,361     186,605
 Net loans and leases..........................    97,279      82,202     100,042      76,451      78,684      79,291      93,088
 Allowance for loan and lease losses...........       688         687         687         727         767         807         843
 Foreclosed real estate........................       100         236         100         668         948       1,039       1,500
 Deposits......................................   194,090     196,298     198,148     195,570     195,396     210,519     230,890
 Borrowed funds................................        --          --          --          --          --          --          --
 Total shareholders' equity....................    66,066      66,992      66,077      67,776      62,715      62,228      59,656
 Common shares outstanding(2)..................     5,872       5,852       5,825       5,735       5,683       5,733       5,580
PER SHARE DATA AND OTHER SELECTED RATIOS:
 Common earnings per share(2)..................  $   0.26    $   0.25    $   0.98    $    .99    $   0.96    $   1.03    $   0.77
 Dividends declared per common share(2)........  $   0.15    $   0.15    $   0.83    $   0.75    $   0.71    $   0.86    $   0.70
 Common dividend payout ratio..................     57.69%      60.00%      84.69%      75.76%      73.96%      83.50%      90.91%
 Common shareholders' equity per share(2)......  $  11.25    $  11.46    $  11.34    $  11.81    $  11.04    $  10.85    $  10.69
 Total shareholders' equity to assets at period
   end.........................................     25.13%      25.05%      24.33%      25.36%      24.01%      22.52%      20.29%
 Average total shareholders' equity to average
   assets......................................     24.56%      24.55%      24.25%      24.15%      23.03%      21.06%      20.26%
 Return on average assets......................      2.32%       2.25%       2.25%       2.31%       2.18%       2.14%       1.57%
 Return on average common shareholders'
   equity......................................      9.44%       9.15%       9.28%       9.58%       9.21%       9.85%       7.76%
 Net interest margin...........................      4.07%       3.95%       3.93%       4.32%       4.52%       4.28%       3.78%

---------------
(1) Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," was adopted by Portsmouth effective January 1, 1993. The cumulative effect of the change in accounting principle on years prior to 1993 was to increase 1993 net income available to Portsmouth common stock by $77,000, or $.01 per share.

(2) Common share data has been restated to give retroactive effect to the 2% common stock dividend paid on March 15, 1997.

                           COMMUNITY BANKSHARES, INC.

                       SELECTED HISTORICAL FINANCIAL DATA

     The following selected historical financial data, excluding average balance and net interest margin data, at or for the five years ended December 31, 1996 and the six months ended December 31, 1995, is derived from the audited consolidated financial statements of Community Bankshares, Inc. The same data at or for the three month periods ended March 31 and the six month period ended December 31, 1994, are derived from unaudited consolidated financial statements. The data should be read in conjunction with the consolidated financial statements, related notes and other financial information incorporated by reference in this Proxy Statement. See "AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE."

                                                    AT OR FOR
                             AT OR FOR THE THREE     THE YEAR      AT OR FOR THE SIX
                             MONTHS ENDED MARCH       ENDED          MONTHS ENDED
                                     31,           DECEMBER 31,      DECEMBER 31,          AT OR FOR THE YEARS ENDED JUNE 30,
                             -------------------   ------------   -------------------   -----------------------------------------
                               1997       1996         1996       1995(1)(2) 1994(1)    1995(1)    1994(1)    1993(1)    1992(1)
                             --------   --------   ------------   --------   --------   --------   --------   --------   --------
                                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)
RESULTS OF OPERATIONS DATA:
  Interest and dividend
    income.................  $ 10,914   $  9,642     $ 41,578     $ 19,804   $ 15,611   $ 33,873   $ 27,204   $ 27,696   $ 29,333
  Interest expense.........     5,201      4,742       19,757       10,056      6,895     15,818     11,768     12,936     17,184
                             --------   --------     --------     --------   --------   --------   --------   --------   --------
  Net interest and dividend
    income.................     5,713      4,900       21,821        9,748      8,716     18,055     15,436     14,760     12,149
  Provision for loan and
    lease losses...........       240        275        1,350          498        352        777        925      2,351      3,021
                             --------   --------     --------     --------   --------   --------   --------   --------   --------
  Net interest and dividend
    income after provision
    for loan and lease
    losses.................     5,473      4,625       20,471        9,250      8,364     17,278     14,511     12,409      9,128
  Other income.............     1,298      1,087        3,993        1,807      1,028      2,201      2,818      3,031      2,634
  Other expense............     4,670      3,929       16,820        8,019      6,565     13,442     12,811     12,980     11,378
                             --------   --------     --------     --------   --------   --------   --------   --------   --------
  Income before income
    taxes..................     2,101      1,783        7,644        3,038      2,827      6,037      4,518      2,460        384
  Income taxes.............       778        629        2,689        1,264        814      1,862        897         --         85
                             --------   --------     --------     --------   --------   --------   --------   --------   --------
  Net income...............     1,323      1,154        4,955        1,774      2,013      4,175      3,621      2,460        299
  Preferred stock
    dividends..............        --         --           --           --         --         --         19         24         --
                             --------   --------     --------     --------   --------   --------   --------   --------   --------
  Net income available to
    common stock...........  $  1,323   $  1,154     $  4,955     $  1,774   $  2,013   $  4,175   $  3,602   $  2,436   $    299
                             ========   ========     ========     ========   ========   ========   ========   ========   ========
  Weighted average common
    shares outstanding.....     2,518      2,478        2,477        2,434      2,425      2,458      2,424      2,240      2,194
                             ========   ========     ========     ========   ========   ========   ========   ========   ========
ENDING BALANCE SHEET DATA:
  Total assets.............  $580,645   $516,837     $550,596     $498,003   $448,186   $507,024   $407,262   $375,436   $354,968
  Investments..............   136,114    130,481      123,392      131,314    119,737    146,955    113,795     86,243     89,576
  Net loans and leases.....   396,415    338,020      384,579      323,347    294,647    318,409    257,083    241,040    223,861
  Allowance for loan and
    lease losses...........     4,088      3,766        3,905        3,667      3,517      3,524      3,772      4,105      4,105
  Foreclosed real estate...     1,112        349          738          566      1,258      1,134        836      2,568      6,725
  Deposits.................   410,685    390,367      395,787      385,437    363,387    373,184    346,389    332,180    308,268
  Borrowed funds...........   118,366     83,769      108,888       70,936     45,644     93,021     25,986      8,079     12,097
  Total shareholders'
    equity.................    41,417     37,358       40,807       36,768     31,769     34,975     31,218     28,590     24,532
  Common shares
    outstanding............     2,465      2,416        2,449        2,383      2,381      2,380      2,377      2,318      2,186
PER SHARE DATA AND OTHER
  SELECTED RATIOS:
  Common earnings per
    share..................  $   0.53   $   0.47     $   2.00     $   0.73   $   0.83   $   1.70   $   1.49   $   1.09   $   0.14
  Dividends declared per
    common share...........  $   0.16   $   0.15     $   0.61     $   0.29       0.25   $   0.51   $   0.24         --         --
  Common dividend payout
    ratio..................     30.19%     31.92%       30.50%       39.73%     30.12%     30.00%     16.11%        --         --
  Common shareholders'
    equity per share.......  $  16.80   $  15.47     $  16.66     $  15.49      13.34   $  14.70   $  13.13   $  12.33   $  11.22
  Total shareholders'
    equity to assets at
    period end.............      7.13%      7.23%        7.41%        7.38%      7.09%      6.90%      7.67%      7.62%      6.91%
  Average total
    shareholders' equity to
    average assets.........      7.40%      7.60%        7.33%        7.19%      7.55%      7.33%      8.07%      7.60%      7.43%
  Return on average
    assets.................      0.96%      0.93%        0.94%        0.70%      0.94%      0.94%      0.94%      0.69%      0.09%
  Return on average common
    shareholders' equity...     13.00%     12.28%       12.84%        9.75%     12.51%     12.77%     11.59%      9.06%      1.20%
  Net interest margin......      4.42%      4.22%        4.43%        4.13%      4.30%      4.27%      4.25%      4.39%      3.89%

---------------
(1) Prior period financial data has been restated to reflect the 1996 pooling-of-interests with Centerpoint Bank.

(2) Effective December 31, 1995, Community changed its fiscal year-end from June 30 to December 31.

                CFX CORPORATION -- PORTSMOUTH BANK SHARES, INC.

             SELECTED PRO FORMA COMBINED FINANCIAL DATA (UNAUDITED)

     The following table sets forth certain unaudited pro forma combined financial data for CFX after giving effect to the Portsmouth Acquisition and certain pro forma adjustments using a maximum Portsmouth Exchange Ratio of
1.0294 as if the Portsmouth Acquisition had been accounted for as a pooling-of-interests. All pro forma balance sheets have been prepared as if the acquisitions had been consummated as of March 31, 1997, and all pro forma income statements have been prepared as if the acquisitions had been consummated as of the beginning of the earliest period presented. The actual Portsmouth Exchange Ratio will depend on the market price of CFX Common Stock during a valuation period in the ten days preceding the receipt of the last regulatory approval for consummation of the Portsmouth Acquisition. See "PROPOSALS II & III -- PROPOSED PORTSMOUTH AND COMMUNITY ACQUISITIONS -- Terms of the Acquisitions." This information should be read in conjunction with the historical financial statements of CFX and Portsmouth, related notes and other financial information incorporated by reference herein or included elsewhere in this Proxy Statement. The pro forma consolidated financial statements may not be indicative of the financial position or results that actually would have occurred had the Portsmouth Acquisition been consummated on the dates indicated, or which will be attained in the future. See "PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)" and "AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE."

                CFX CORPORATION -- PORTSMOUTH BANK SHARES, INC.

             SELECTED PRO FORMA COMBINED FINANCIAL DATA (UNAUDITED)

                                         AT OR FOR THE THREE      AT OR FOR THE YEARS ENDED DECEMBER
                                       MONTHS ENDED MARCH 31,                    31,
                                       -----------------------   ------------------------------------
                                          1997         1996         1996         1995         1994
                                       ----------   ----------   ----------   ----------   ----------
                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
RESULTS OF OPERATIONS DATA:
  Interest and dividend income.......  $   34,083   $   30,239   $  126,727   $  114,935   $   99,593
  Interest expense...................      16,494       14,047       59,825       52,047       39,886
                                       ----------   ----------   ----------   ----------   ----------
  Net interest and dividend income...      17,589       16,192       66,902       62,888       59,707
  Provision for loan and lease
     losses..........................         702          905        2,935        3,037        2,697
                                       ----------   ----------   ----------   ----------   ----------
  Net interest and dividend income
     after provision for loan and
     lease losses....................      16,887       15,287       63,967       59,851       57,010
  Other income.......................       4,614        4,366       18,715       15,537       11,582
  Other expense......................      12,862       12,498       54,897       49,810       48,899
                                       ----------   ----------   ----------   ----------   ----------
  Income before income taxes.........       8,639        7,155       27,785       25,578       19,693
  Income taxes.......................       2,389        2,139        9,187        8,199        6,577
                                       ----------   ----------   ----------   ----------   ----------
  Net income.........................       6,250        5,016       18,598       17,379       13,116
  Preferred stock dividends..........          --           --           --           89          268
                                       ----------   ----------   ----------   ----------   ----------
  Net income available to common
     stock...........................  $    6,250   $    5,016   $   18,598   $   17,290   $   12,848
                                       ==========   ==========   ==========   ==========   ==========
  Weighted average common shares
     outstanding.....................      19,029       18,738       19,076       18,962       18,353
                                       ==========   ==========   ==========   ==========   ==========
ENDING BALANCE SHEET DATA:
  Total assets.......................  $2,007,370   $1,682,935   $1,818,661   $1,612,152   $1,528,268
  Investments........................     567,956      534,312      437,477      490,706      472,280
  Net loans and leases...............   1,232,276    1,014,213    1,202,466      988,432      907,039
  Allowance for loan and lease
     losses..........................      16,349       16,009       16,427       16,176       15,168
  Foreclosed real estate.............       1,906        1,600        2,323        1,854        3,547
  Deposits...........................   1,417,620    1,315,568    1,355,355    1,252,394    1,194,613
  Borrowed funds.....................     343,216      149,130      242,455      146,826      139,496
  Total shareholders' equity.........     199,885      194,940      199,030      194,808      181,633
  Common shares outstanding..........      19,095       18,802       18,978       18,587       18,036
PER SHARE DATA AND OTHER SELECTED
  RATIOS:
  Common earnings per share..........  $     0.33   $     0.27   $     0.97   $     0.91   $     0.70
  Common shareholders' equity per
     share...........................  $    10.47   $    10.37   $    10.49   $    10.48   $    10.07
  Total shareholders' equity to
     assets at period end............        9.96%       11.58%       10.94%       12.08%       11.88%
  Average total shareholders' equity
     to average total assets.........       10.67%       12.01%       11.27%       13.60%       11.77%
  Return on average assets...........        1.35%        1.22%        1.07%        1.26%        0.84%
  Return on average common
     shareholders' equity............       12.63%       10.15%        9.48%        9.25%        7.15%
  Net interest margin................        4.15%        4.26%        4.19%        4.35%        4.32%

                 CFX CORPORATION -- COMMUNITY BANKSHARES, INC.

             SELECTED PRO FORMA COMBINED FINANCIAL DATA (UNAUDITED)

     The following table sets forth certain unaudited pro forma combined financial data for CFX after giving effect to the Community Acquisition and certain pro forma adjustments using a maximum Community Exchange Ratio of 2.2 as if the Community Acquisition had been accounted for as a pooling-of-interests. All pro forma balance sheets have been prepared as if the acquisitions had been consummated on March 31, 1997, and all pro forma income statements have been prepared as if the acquisitions had been consummated as of the beginning of the earliest period presented. The actual Community Exchange Ratio will depend on the market price of CFX Common Stock during the 15 consecutive trading days preceding the Effective Date of the Community Acquisition. See "PROPOSALS II & III PROPOSED PORTSMOUTH AND COMMUNITY ACQUISITIONS Terms of the Acquisitions." This information should be read in conjunction with the historical financial statements of CFX and Community, related notes and other financial information incorporated by reference herein or included elsewhere in this Proxy Statement. The pro forma consolidated financial statements may not be indicative of the financial position or results that actually would have occurred had the Community Acquisition been consummated on the dates indicated, or which will be attained in the future. See "PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)" and "AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE."

                 CFX CORPORATION -- COMMUNITY BANKSHARES, INC.

             SELECTED PRO FORMA COMBINED FINANCIAL DATA (UNAUDITED)

                                           AT OR FOR THE THREE
                                         MONTHS ENDED MARCH 31,        AT OR FOR THE YEARS ENDED DECEMBER 31,
                                        -------------------------     ----------------------------------------
                                           1997           1996           1996         1995(1)        1994(1)
                                        ----------     ----------     ----------     ----------     ----------
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
RESULTS OF OPERATIONS DATA:
  Interest and dividend income........  $   40,417     $   35,382     $  150,003     $  130,262     $  108,841
  Interest expense....................      19,700         16,781         71,323         60,181         45,407
                                        -----------    -----------    -----------    -----------    -----------
  Net interest and dividend income....      20,717         18,601         78,680         70,081         63,434
  Provision for loan and lease
     losses...........................         942          1,180          4,285          3,814          3,622
                                        -----------    -----------    -----------    -----------    -----------
  Net interest and dividend income
     after provision for possible loan
     and leases losses................      19,775         17,421         74,395         66,267         59,812
  Other income........................       5,670          4,919         20,820         16,512         13,897
  Other expense.......................      16,644         15,506         68,190         59,644         57,675
                                        -----------    -----------    -----------    -----------    -----------
  Income before income taxes..........       8,801          6,834         27,025         23,135         16,034
  Income tax expenses.................       2,736          2,125          9,429          7,622          5,169
                                        -----------    -----------    -----------    -----------    -----------
  Net income..........................       6,065          4,709         17,596         15,513         10,865
  Preferred stock dividend............          --             --             --             89            287
                                        -----------    -----------    -----------    -----------    -----------
  Net income available to common
     stock............................  $    6,065     $    4,709     $   17,596     $   15,424     $   10,578
                                        ===========    ===========    ===========    ===========    ===========
  Weighted average common shares
     outstanding......................      18,554         18,166         18,273         18,109         17,385
                                        ===========    ===========    ===========    ===========    ===========
ENDING BALANCE SHEET DATA:
  Total assets........................  $2,325,094     $1,932,344     $2,097,688     $1,851,904     $1,674,375
  Investments.........................     551,116        491,325        401,583        458,769        422,036
  Net Loans...........................   1,531,412      1,270,031      1,487,003      1,230,390      1,085,438
  Allowance for loan and lease
     losses...........................      19,749         19,088         19,645         18,973         18,173
  Foreclosed real estate..............       2,918          1,713          2,961          2,320          3,435
  Deposits............................   1,634,215      1,509,637      1,552,994      1,430,008      1,345,606
  Borrowed funds......................     461,582        232,899        351,343        239,847        165,482
  Total shareholders' equity..........     175,236        165,306        173,760        162,007        150,136
  Common shares outstanding...........      18,473         18,093         18,368         17,919         17,414
PER SHARE DATA AND OTHER SELECTED
  RATIOS:
  Common earnings per share...........  $     0.33     $     0.26     $     0.96     $     0.85     $     0.61
  Common shareholders' equity per
     share............................  $     9.49     $     9.15     $     9.46     $     9.04     $     8.62
  Total shareholders' equity to assets
     at period end....................        7.54%          8.55%          8.28%          8.75%          8.97%
  Average shareholders' equity to
     average assets...................        8.14%          9.12%          8.52%          8.91%          9.05%
  Return on average assets............        1.13%          1.00%          0.88%          0.88%          0.64%
  Return on average common
     shareholders' equity.............       13.88%         11.00%         10.32%          9.85%          7.11%
  Net interest margin.................        4.22%          4.30%          4.29%          4.33%          4.27%

---------------

(1) Includes financial data for Community at or for the years ended June 30, 1995 and 1994, respectively. Effective December 31, 1995, Community changed its fiscal year end from June 30 to December 31.

 CFX CORPORATION -- PORTSMOUTH BANK SHARES, INC. -- COMMUNITY BANKSHARES, INC.

             SELECTED PRO FORMA COMBINED FINANCIAL DATA (UNAUDITED)

     The following table sets forth certain unaudited pro forma combined financial data for CFX after giving effect to the Portsmouth Acquisition and the Community Acquisition and (i) certain pro forma adjustments using a maximum Portsmouth Exchange Ratio of 1.0294 as if the Portsmouth Acquisition had been accounted for as a pooling-of-interests; and (ii) certain pro forma adjustments using a maximum Community Exchange Ratio of 2.2 as if the Community Acquisition had been accounted for as a pooling-of-interests. All pro forma balance sheets have been prepared as if the acquisitions had been consummated on March 31, 1997, and all pro forma income statements have been prepared as if the acquisitions had been consummated as of the beginning of the earliest period presented. The actual exchange ratios will depend on the market price of CFX Common Stock during valuation periods prior to receipt of the last regulatory approval necessary for consummation of the Portsmouth Acquisition and prior to the business day before the effective date of the Community Acquisition. See "PROPOSALS II & III PROPOSED PORTSMOUTH AND COMMUNITY ACQUISITIONS Terms of the Acquisitions." This information should be read in conjunction with the historical financial statements of CFX, Portsmouth and Community, related notes and other financial information incorporated by reference herein or included elsewhere in this Proxy Statement. The pro forma consolidated financial statements may not be indicative of the financial position or results that actually would have occurred had the Acquisitions been consummated on the dates indicated, or which will be attained in the future. See "PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)" and "AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE."

 CFX CORPORATION -- PORTSMOUTH BANK SHARES, INC. -- COMMUNITY BANKSHARES, INC.

             SELECTED PRO FORMA COMBINED FINANCIAL DATA (UNAUDITED)

                                           AT OR FOR THE THREE
                                                 MONTHS                         AT OR FOR THE YEARS
                                             ENDED MARCH 31,                     ENDED DECEMBER 31,
                                        -------------------------     ----------------------------------------
                                           1997           1996           1996         1995(1)        1994(1)
                                        ----------     ----------     ----------     ----------     ----------
                                                      (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)
RESULTS OF OPERATIONS DATA:
  Interest and dividend income......    $   44,997     $   39,881     $  168,305     $  148,808     $  126,797
  Interest expense..................        21,695         18,789         79,582         67,865         51,654
                                        ----------     ----------     ----------     ----------     ----------
  Net interest and dividend
     income.........................        23,302         21,092         88,723         80,943         75,143
  Provision for loan and lease
     losses.........................           942          1,180          4,285          3,814          3,622
                                        ----------     ----------     ----------     ----------     ----------
  Net interest and dividend income
     after provision for loan and
     lease losses...................        22,360         19,912         84,438         77,129         71,521
  Other income......................         5,912          5,453         22,708         17,738         14,400
  Other expense.....................        17,532         16,427         71,717         63,252         61,710
                                        ----------     ----------     ----------     ----------     ----------
  Income before income taxes........        10,740          8,938         35,429         31,615         24,211
  Income taxes......................         3,167          2,768         11,876         10,061          7,474
                                        ----------     ----------     ----------     ----------     ----------
  Net income........................         7,573          6,170         23,553         21,554         16,737
  Preferred stock dividends.........            --             --             --             89            287
                                        ----------     ----------     ----------     ----------     ----------
  Net income available to common
     stock..........................    $    7,573     $    6,170     $   23,553     $   21,465     $   16,450
                                        ==========     ==========     ==========     ==========     ==========
  Weighted average common shares
     outstanding....................        24,568         24,190         24,526         24,369         23,685
                                        ==========     ==========     ==========     ==========     ==========
ENDING BALANCE SHEET DATA:
  Total assets......................    $2,588,015     $2,199,772     $2,369,257     $2,119,176     $1,935,530
  Investments.......................       704,070        664,793        560,869        637,661        586,075
  Net loans.........................     1,628,691      1,352,233      1,587,045      1,306,841      1,164,122
  Allowance for loan and lease
     losses.........................        20,437         19,775         20,332         19,700         18,940
  Foreclosed real estate............         3,018          1,949          3,061          2,988          4,383
  Deposits..........................     1,828,305      1,705,935      1,751,142      1,625,578      1,541,002
  Borrowed funds....................       461,582        232,899        351,343        239,847        165,482
  Total shareholders' equity........       241,302        232,298        239,837        229,783        212,851
  Common shares outstanding.........        24,518         24,117         24,365         23,823         23,265
PER SHARE DATA AND OTHER SELECTED
  RATIOS:
  Common earnings per shares........    $     0.31     $     0.26     $     0.96     $     0.88     $     0.69
  Common shareholders' equity per
     share..........................    $     9.84     $     9.63     $     9.84     $     9.65     $     9.15
  Total shareholders' equity to
     assets at period end...........         9.32%         10.56%         10.12%         10.84%         11.00%
  Average shareholders' equity to
     average assets.................         9.92%         11.00%         10.36%         10.88%         11.02%
  Return on average assets..........         1.26%          1.15%          1.04%          1.06%          0.86%
  Return on average common
     shareholders' equity...........        12.69%         10.50%         10.03%          9.77%          7.80%
  Net interest margin...............         4.21%          4.25%          4.25%          4.33%          4.30%

---------------

(1) Includes financial data for Community at or for the years ended June 30, 1995 and 1994, respectively. Effective December 31, 1995, Community changed its fiscal year end from June 30 to December 31.

            PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

     The following unaudited pro forma combined condensed financial statements have been prepared to reflect the Acquisitions on a pooling-of-interests basis. The pro forma balance sheet has been prepared as if the acquisition had been consummated on March 31, 1997, and the pro forma income statements have been prepared as if the acquisitions had occurred as of the beginning of the earliest period presented. Under pooling-of-interests accounting treatment for the Acquisitions, the recorded assets and liabilities of CFX, Portsmouth and Community are carried forward to the combined company at their recorded amounts. See "PROPOSALS II & III -- PROPOSED PORTSMOUTH AND COMMUNITY ACQUISITIONS -- Accounting Treatment." The following pro forma financial statements reflect the exchange of Portsmouth Common Stock for CFX Common Stock in connection with the Portsmouth Acquisition at a maximum Portsmouth Exchange Ratio of 1.0294 and reflect the exchange of Community Common Stock for CFX Common Stock at a maximum Community Exchange Ratio of 2.2. The actual Exchange Ratios will depend on the CFX Prices. This unaudited pro forma combined financial information should be read in conjunction with the consolidated historical financial statements of CFX, including notes thereto, incorporated by reference herein, and the consolidated historical financial statements of Portsmouth and Community, including notes thereto, appearing elsewhere herein. See "AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE."

     The unaudited pro forma combined condensed financial statements give effect to the Acquisitions, but do not reflect anticipated expenses and nonrecurring charges which may result from the Acquisitions, estimated expense savings and revenue enhancements anticipated to result from the respective Acquisitions, or leverage strategies anticipated to be employed as a result of the Acquisitions.

     The unaudited pro forma combined financial data is not necessarily indicative of the financial position and results of future operations of the combined entity or the actual financial position and results of operations that would have been achieved had the Acquisitions been consummated at the dates indicated. The unaudited pro forma combined condensed balance sheets reflect preliminary pro forma adjustments made to combine CFX with Portsmouth and CFX with Community, utilizing the pooling-of-interests accounting method.

     The actual adjustments to CFX's accounts will be made as of the Effective Dates of the Acquisitions and may differ from those reflected in the pro forma financial statements.

               CFX CORPORATION -- PORTSMOUTH BANK SHARES, INC. --
                COMMUNITY BANKSHARES, INC. -- POOLING ACCOUNTING

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1997
                                  (UNAUDITED)

                                                                     CFX                                     CFX          CFX
                                                                  PRO FORMA                               PRO FORMA    FULLY PRO
                           CFX        PORTSMOUTH    PRO FORMA    COMBINED W/   COMMUNITY    PRO FORMA    COMBINED W/     FORMA
                       (HISTORICAL)   (HISTORICAL) ADJUSTMENTS   PORTSMOUTH    (HISTORICAL) ADJUSTMENTS   COMMUNITY     COMBINED
                       ------------   ----------   -----------   -----------   ---------   -----------   -----------   ----------
                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
Assets
  Cash and due from
    banks............   $   62,080     $  6,107      $    --     $   68,187    $ 22,709                  $   84,789    $  90,896
  Interest bearing
    deposits with
    other banks......        4,628       44,752                      49,380       4,227                       8,855       53,607
  Securities
    available for
    sale.............      379,423       86,698                     466,121      88,081                     467,504      554,202
  Securities held to
    maturity.........       30,951       21,504                      52,455      43,806                      74,757       96,261
  Mortgage loans held
    for sale.........       21,101           --                      21,101       4,352                      25,453       25,453
  Loans and leases...    1,150,658       97,967                   1,248,625     400,503                   1,551,161    1,649,128
    Less allowance
      for loan and
      lease losses...       15,661          688                      16,349       4,088                      19,749       20,437
                        ----------     --------                  ----------    --------                  ----------    ----------
        Net Loans and
          Leases.....    1,134,997       97,279           --      1,232,276     396,415           --      1,531,412    1,628,691
  Premises and
    equipment........       28,227          890                      29,117       9,923                      38,150       39,040
  Mortgage servicing
    rights...........        6,555           --                       6,555       1,654                       8,209        8,209
  Goodwill and
    deposit base
    intangibles......        9,080           --                       9,080          --                       9,080        9,080
  Foreclosed real
    estate...........        1,806          100                       1,906       1,112                       2,918        3,018
  Bank-owned life
    insurance........       31,376           --                      31,376          --                      31,376       31,376
  Other assets.......       34,225        5,591                      39,816       8,366                      42,591       48,182
                        ----------     --------      -------     ----------    --------      -------     ----------    ----------
                        $1,744,449     $262,921           --     $2,007,370    $580,645           --     $2,325,094    $2,588,015
                        ==========     ========      =======     ==========    ========      =======     ==========    ==========
Liabilities and
  Shareholders'
  Equity
  Deposits:
    Interest
      bearing........   $1,074,879     $190,515                  $1,265,394    $356,492                  $1,431,371    $1,621,886
    Noninterest
      bearing........      148,651        3,575                     152,226      54,193                     202,844      206,419
                        ----------     --------                  ----------    --------                  ----------    ----------
        Total
          Deposits...    1,223,530      194,090                   1,417,620     410,685           --      1,634,215    1,828,305
  Advances from
    FHLBB............      238,681           --                     238,681      83,684                     322,365      322,365
  Other borrowed
    funds............      104,535           --                     104,535      34,682                     139,217      139,217
  Other
    liabilities......       43,884        2,765                      46,649      10,177                      54,061       56,826
                        ----------     --------                  ----------    --------                  ----------    ----------
        Total
       Liabilities...    1,610,630      196,855                   1,807,485     539,228           --      2,149,858    2,346,713
Shareholders' Equity
  Preferred stock....           --           --                          --          --                          --           --
  Common
    stock(1)(2)(3)...        8,718          666        3,365         12,749       2,465        1,152         12,335       16,366
  Paid-in capital....       98,234       35,416       (9,729)       123,921      22,391       (1,152)       119,473      145,160
  Retained
    earnings.........       30,094       35,955                      66,049      16,875                      46,969       82,924
  Net unrealized
    gains (losses) on
    securities
    available for
    sale, after tax
    effects..........       (2,757)         393                      (2,364)       (314)                     (3,071)      (2,678)
  Cost of common
    stock in
    treasury.........         (470)      (6,364)       6,364           (470)         --                        (470)        (470)
                        ----------     --------      -------     ----------    --------      -------     ----------    ----------
        Total
        Shareholders'
          Equity.....      133,819       66,066           --        199,885      41,417           --        175,236      241,302
                        ----------     --------      -------     ----------    --------      -------     ----------    ----------
                        $1,744,449     $262,921           --     $2,007,370    $580,645           --     $2,325,094    $2,588,015
                        ==========     ========      =======     ==========    ========      =======     ==========    ==========
Number of common
  shares
  outstanding(1).....       13,050        5,872                      19,095       2,465                      18,473       24,518
                        ----------     --------                  ----------    --------                  ----------    ----------
Common shareholders'
  equity per
  share(4)...........       $10.25       $11.25                      $10.47      $16.80                       $9.49        $9.84
                        ----------     --------                  ----------    --------                  ----------    ----------

 CFX CORPORATION -- PORTSMOUTH BANK SHARES, INC. -- COMMUNITY BANKSHARES, INC.

                 PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                  FOR THE THREE MONTHS ENDED MARCH 31, 1997(7)
                                  (UNAUDITED)

                                                              CFX PRO FORMA                  CFX PRO FORMA         CFX
                                    CFX         PORTSMOUTH     COMBINED W/     COMMUNITY      COMBINED W/    FULLY PRO FORMA
                                (HISTORICAL)   (HISTORICAL)    PORTSMOUTH     (HISTORICAL)     COMMUNITY        COMBINED
                                ------------   ------------   -------------   ------------   -------------   ---------------
                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income
  Interest on loans and
     leases...................    $ 24,399        $1,965         $26,364         $8,940         $33,339          $35,304
  Interest and dividends on
     securities...............       5,013         1,794           6,807          1,946           6,959            8,753
  Other interest income.......          91           821             912             28             119              940
                                   -------        ------         -------         ------         -------          -------
          Total Interest and
            Dividend Income...      29,503         4,580          34,083         10,914          40,417           44,997
                                   -------        ------         -------         ------         -------          -------
Interest expense
  Interest on deposits........      10,577         1,995          12,572          3,664          14,241           16,236
  Interest on borrowings......       3,922            --           3,922          1,537           5,459            5,459
                                   -------        ------         -------         ------         -------          -------
          Total interest
            expense...........      14,499         1,995          16,494          5,201          19,700           21,695
                                   -------        ------         -------         ------         -------          -------
          Net Interest and
            Dividend Income...      15,004         2,585          17,589          5,713          20,717           23,302
Provision for loan and lease
  losses......................         702            --             702            240             942              942
                                   -------        ------         -------         ------         -------          -------
          Net Interest and
            Dividend Income
            after Provision
            for Loan and Lease
            Losses............      14,302         2,585          16,887          5,473          19,775           22,360
Other income..................       4,372           242           4,614          1,298           5,670            5,912
Other expense.................      11,974           888          12,862          4,670          16,644           17,532
                                   -------        ------         -------         ------         -------          -------
          Income Before Income
            Taxes.............       6,700         1,939           8,639          2,101           8,801           10,740
Income taxes..................       1,958           431           2,389            778           2,736            3,167
                                   -------        ------         -------         ------         -------          -------
          Net Income..........    $  4,742        $1,508         $ 6,250         $1,323         $ 6,065          $ 7,573
                                   =======        ======         =======         ======         =======          =======
Weighted average common shares
  outstanding(5)..............      13,014         5,843          19,029          2,518          18,554           24,568
                                   =======        ======         =======         ======         =======          =======
Earnings per common share.....    $   0.36        $ 0.26         $  0.33         $ 0.53         $  0.33          $  0.31
                                   =======        ======         =======         ======         =======          =======

          POOLING ACCOUNTING FOR PORTSMOUTH AND COMMUNITY ACQUISITIONS

                 PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                    FOR THE YEAR ENDED DECEMBER 31, 1996(7)
                                  (UNAUDITED)

                                                             CFX PRO FORMA               CFX PRO FORMA         CFX
                                      CFX       PORTSMOUTH    COMBINED W/    COMMUNITY    COMBINED W/    FULLY PRO FORMA
                                  (HISTORICAL)  (HISTORICAL)  PORTSMOUTH     (HISTORICAL)   COMMUNITY       COMBINED
                                  -----------   ----------   -------------   ---------   -------------   ---------------
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income
  Interest on loans and
     leases.....................   $  88,416     $  7,141      $  95,557      $32,976      $ 121,392        $ 128,533
  Interest and dividends on
     securities.................      19,386        8,169         27,555        8,287         27,673           35,842
  Other interest income.........         623        2,992          3,615          315            938            3,930
                                    --------      -------        -------       ------        -------          -------
          Total Interest and
            Dividend Income.....     108,425       18,302        126,727       41,578        150,003          168,305
                                    --------      -------        -------       ------        -------          -------
Interest expense
  Interest on deposits..........      40,740        8,055         48,795       14,839         55,579           63,634
  Interest on borrowings........      10,826          204         11,030        4,918         15,744           15,948
                                    --------      -------        -------       ------        -------          -------
          Total interest
            expense.............      51,566        8,259         59,825       19,757         71,323           79,582
                                    --------      -------        -------       ------        -------          -------
          Net Interest and
            Dividend Income.....      56,859       10,043         66,902       21,821         78,680           88,723
Provision for loan and lease
  losses........................       2,935           --          2,935        1,350          4,285            4,285
                                    --------      -------        -------       ------        -------          -------
          Net Interest and
            Dividend Income
            after Provision for
            Loan and Lease
            Losses..............      53,924       10,043         63,967       20,471         74,395           84,438
Other income....................      16,827        1,888         18,715        3,993         20,820           22,708
Other expense...................      51,370        3,527         54,897       16,820         68,190           71,717
                                    --------      -------        -------       ------        -------          -------
          Income Before Income
            Taxes...............      19,381        8,404         27,785        7,644         27,025           35,429
Income taxes....................       6,740        2,447          9,187        2,689          9,429           11,876
                                    --------      -------        -------       ------        -------          -------
          Net Income............   $  12,641     $  5,957      $  18,598      $ 4,955      $  17,596        $  23,553
                                    ========      =======        =======       ======        =======          =======
Weighted average common shares
  outstanding(5)................      12,823        6,074         19,076        2,477         18,273           24,526
                                    ========      =======        =======       ======        =======          =======
Earnings per common share.......   $    0.99     $   0.98      $    0.97      $  2.00      $    0.96        $    0.96
                                    ========      =======        =======       ======        =======          =======

          POOLING ACCOUNTING FOR PORTSMOUTH AND COMMUNITY ACQUISITIONS

                 PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                    FOR THE YEAR ENDED DECEMBER 31, 1995(7)
                                  (UNAUDITED)

                                                               CFX PRO FORMA                     CFX PRO FORMA          CFX
                                     CFX         PORTSMOUTH     COMBINED W/       COMMUNITY       COMBINED W/     FULLY PRO FORMA
                                 (HISTORICAL)   (HISTORICAL)    PORTSMOUTH     (HISTORICAL)(6)     COMMUNITY         COMBINED
                                 ------------   ------------   -------------   ---------------   --------------   ---------------
                                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income
  Interest on loans and
    leases.....................    $ 76,747       $  6,769       $  83,516         $26,086          $102,833         $ 109,602
  Interest and dividends on
    securities.................      18,422         10,007          28,429           7,564            25,986            35,993
  Other interest income........       1,220          1,770           2,990             223             1,443             3,213
                                    -------        -------        --------         -------          --------          --------
         Total Interest and
            Dividend Income....      96,389         18,546         114,935          33,873           130,262           148,808
                                    -------        -------        --------         -------          --------          --------
Interest expense
  Interest on deposits.........      37,279          7,491          44,770          12,904            50,183            57,674
  Interest on borrowings.......       7,084            193           7,277           2,914             9,998            10,191
                                    -------        -------        --------         -------          --------          --------
         Total interest
            expense............      44,363          7,684          52,047          15,818            60,181            67,865
                                    -------        -------        --------         -------          --------          --------
         Net Interest and
            Dividend Income....      52,026         10,862          62,888          18,055            70,081            80,943
Provision for loan and lease
  losses.......................       3,037             --           3,037             777             3,814             3,814
                                    -------        -------        --------         -------          --------          --------
         Net Interest and
            Dividend Income
            after Provision for
            Loan and Lease
            Losses.............      48,989         10,862          59,851          17,278            66,267            77,129
Other income...................      14,311          1,226          15,537           2,201            16,512            17,738
Other expense..................      46,202          3,608          49,810          13,442            59,644            63,252
                                    -------        -------        --------         -------          --------          --------
         Income Before Income
            Taxes..............      17,098          8,480          25,578           6,037            23,135            31,615
Income taxes...................       5,760          2,439           8,199           1,862             7,622            10,061
                                    -------        -------        --------         -------          --------          --------
         Net Income............      11,338          6,041          17,379           4,175            15,513            21,554
Preferred stock dividends......          89             --              89              --                89                89
                                    -------        -------        --------         -------          --------          --------
         Net Income Available
            to Common Stock....    $ 11,249       $  6,041       $  17,290         $ 4,175          $ 15,424         $  21,465
                                    =======        =======        ========         =======          ========          ========
Weighted average common shares
  outstanding(5)...............      12,701          6,082          18,962           2,458            18,109            24,369
                                    -------        -------        --------         -------          --------          --------
Earnings per common share......    $   0.89       $   0.99       $    0.91         $  1.70          $   0.85         $    0.88
                                    =======        =======        ========         =======          ========          ========

          POOLING ACCOUNTING FOR PORTSMOUTH AND COMMUNITY ACQUISITIONS

                 PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                              DECEMBER 31, 1994(7)
                                  (UNAUDITED)

                                                                     CFX PRO                          CFX PRO
                                                                      FORMA                            FORMA      CFX FULLY
                                           CFX        PORTSMOUTH     COMBINED        COMMUNITY       COMBINED     PRO FORMA
                                       (HISTORICAL)   (HISTORICAL) W/PORTSMOUTH   (HISTORICAL)(6)   W/COMMUNITY   COMBINED
                                       ------------   ----------   ------------   ---------------   -----------   ---------
                                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income
  Interest on loans and leases.......    $ 62,546      $  6,716      $ 69,262         $21,489         $84,035      $90,751
  Interest and dividends on
    securities.......................      18,025        10,336        28,361           5,419          23,444       33,780
  Other interest income..............       1,066           904         1,970             296           1,362        2,266
                                         --------      --------      --------        --------        --------     --------
         Total Interest and Dividend
            Income...................      81,637        17,956        99,593          27,204         108,841      126,797
                                         --------      --------      --------        --------        --------     --------
Interest expense
  Interest on deposits...............      28,122         6,051        34,173          11,262          39,384       45,435
  Interest on borrowings.............       5,517           196         5,713             506           6,023        6,219
                                         --------      --------      --------        --------        --------     --------
         Total interest expense......      33,639         6,247        39,886          11,768          45,407       51,654
                                         --------      --------      --------        --------        --------     --------
         Net Interest and Dividend
            Income...................      47,998        11,709        59,707          15,436          63,434       75,143
Provision for loan and lease
  losses.............................       2,697            --         2,697             925           3,622        3,622
                                         --------      --------      --------        --------        --------     --------
         Net Interest and Dividend
            Income after Provision
            for Loan and Lease
            Losses...................      45,301        11,709        57,010          14,511          59,812       71,521
Other income.........................      11,079           503        11,582           2,818          13,897       14,400
Other expense........................      44,864         4,035        48,899          12,811          57,675       61,710
                                         --------      --------      --------        --------        --------     --------
         Income Before Income
            Taxes....................      11,516         8,177        19,693           4,518          16,034       24,211
Income taxes.........................       4,272         2,305         6,577             897           5,169        7,474
                                         --------      --------      --------        --------        --------     --------
         Net Income..................       7,244         5,872        13,116           3,621          10,865       16,737
Preferred stock dividends............         268            --           268              19             287          287
                                         --------      --------      --------        --------        --------     --------
         Net Income Available to
            Common Stock.............    $  6,976      $  5,872      $ 12,848         $ 3,602         $10,578      $16,450
                                         ========      ========      ========        ========        ========     ========
Weighted average common shares
  outstanding(5).....................      12,052         6,121        18,353           2,424          17,385       23,685
                                         ========      ========      ========        ========        ========     ========
Earnings per common share............       $0.58         $0.96         $0.70           $1.49           $0.61        $0.69
                                         ========      ========      ========        ========        ========     ========

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1) Common Stock at March 31, 1997.

    CFX, $0.66 2/3 par value, 22,500,000 authorized shares, of which 13,080,325 shares have been issued and 13,049,961 are outstanding.

    Portsmouth, $0.10 par value, 25,000,000 authorized shares, of which 6,657,184 shares have been issued and 5,872,334 are outstanding.

    Community, $1.00 par value, 4,500,000 authorized shares, of which 2,465,238 shares have been issued and are outstanding.

(2) The pro forma financial statements reflect the exchange of Portsmouth and Community common stock for CFX common stock in connection with the acquisitions at the maximum exchange ratios of 1.0294 and 2.2, respectively.

    In combining the companies, a pro forma adjustment at March 31, 1997 was made to reflect the issuance of 6,044,981 shares of CFX common stock to Portsmouth shareholders and 5,423,524 shares of CFX common stock to Community shareholders in exchange for the outstanding shares of Portsmouth and Community common stock.

(3) The Acquisition Agreements provide that each holder of Portsmouth and Community Common Stock, who would otherwise have been entitled to a fraction of CFX common stock, will receive cash in lieu of such fractional share. Such cash payments have not been reflected in the pro forma information.

(4) Pro forma common shareholders' equity per share was computed by dividing combined historical common shareholders' equity by the sum of the common shares outstanding at period end, adjusted to give effect to one or both of the acquisitions, assuming the maximum exchange ratios of 1.0294 and 2.2, respectively.

(5) Pro forma weighted average common shares outstanding represent the historical weighted average common shares outstanding of CFX during the periods, plus the historical weighted average common shares outstanding of Portsmouth (as restated to reflect the 2% stock dividend paid on March 15, 1997) and Community, adjusted to give effect to one or both of the acquisitions, assuming the maximum exchange ratios of 1.0294 and 2.2, respectively.

(6) The pro forma income statements for the years ended December 31, 1995 and 1994 include the historical amounts of Community for the years ended June 30, 1995 and 1994, respectively. Effective December 31, 1995, Community changed its fiscal year end from June 30 to December 31.

(7) The unaudited pro forma combined condensed income statements do not reflect material nonrecurring charges, totaling approximately $7.7 million in the aggregate, net of related tax effects, attributable to the Portsmouth Acquisition and the Community Acquisition.

                PROPOSAL IV -- APPROVAL OF THE CHARTER AMENDMENT

GENERAL INFORMATION

     The authorized capital stock of CFX consists solely of 22,500,000 shares of CFX Common Stock, and 3,000,000 shares of preferred stock, par value $1.00 per share ("CFX Preferred Stock"). As of December 31, 1996, there were 13,008,787 shares of CFX Common Stock issued, 28,055 shares of CFX Common Stock held in treasury, no shares of CFX Preferred Stock issued and outstanding, and no shares of CFX Preferred Stock held in treasury.

DESCRIPTION OF THE CHARTER AMENDMENT

     If approved by shareholders, the Charter Amendment would cause CFX Common Stock to increase from 22,500,000 shares to 50,000,000 shares, par value
$0.66 2/3. Accordingly, the aggregate number of shares which CFX will have the authority to issue is 53,000,000, consisting of 3,000,000 shares of Preferred Stock and 50,000,000 shares of CFX Common Stock. Holders of CFX Common Stock are entitled to one vote per share on all matters submitted to shareholders, and do not have cumulative voting rights or preemptive rights for the purchase of additional shares of any class of CFX stock. The additional shares of Common Stock for which authorization is sought are identical to the shares of Common Stock of CFX now authorized. Holders of Common Stock do not have preemptive rights to subscribe for additional securities that may be issued by CFX.

BACKGROUND AND REASONS

     In the aggregate, there are approximately 27,469,225 shares of CFX Common Stock outstanding or allocated to a dividend reinvestment plan, stock options, the employee stock purchase plan and the Acquisitions. However, there are only 22,500,000 shares of CFX Common Stock authorized by the CFX Articles. Thus, there is a current estimated shortfall in the authorized shares of CFX Common Stock in the amount of 4,969,225 shares. The Board of Directors requests 27,500,000 additional authorized shares of CFX Common Stock to meet the above-mentioned obligations of CFX, as well as provide greater availability of such additional shares that could be used for general corporate purposes, including future acquisitions, stock dividends, raising additional capital and issuance pursuant to employee and shareholder stock plans, see "PROPOSALS II & III -- THE PROPOSED ACQUISITIONS," "PROPOSAL V -- APPROVAL OF THE 1997 LONG-TERM INCENTIVE PLAN" and "PROPOSAL VI -- APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN." Approval of the Charter Amendment is required for CFX to consummate both Acquisitions. Only the Community Acquisition is conditioned on receipt of such approval.

     The Board of Directors expects that CFX may from time to time consider and enter into agreements for the acquisition of banking and bank-related companies and that such acquisitions may involve the issuance of CFX common stock. CFX is required by the rules of the AMEX to submit certain transactions, such as the Acquisitions, to a vote of its shareholders where the issuance of shares of CFX Common Stock could result in an increase in the number of such shares by 20% or more. Thus, significant acquisitions by CFX in the future would be subject to CFX shareholder approval.

THE POTENTIAL EFFECT

     The issuance of additional shares of CFX Common Stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing shareholders and may adversely affect the market price for the CFX Common Stock. Although the Board of Directors has no present intention of issuing additional shares of CFX Common Stock for such purposes, the proposed increase in the number of authorized shares of CFX Common Stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of CFX, even if such a change in control were favored by a majority of CFX's shareholders who are not affiliates of CFX. Such additional shares of CFX Common Stock could be issued, for example, by the Board of Directors in a public or private sale, merger or similar transaction, increasing the number of outstanding shares of CFX Common Stock and thereby diluting the equity interest and voting power of a party attempting to obtain control of CFX. Management has no knowledge of any current efforts to obtain control of CFX.

     The Charter Amendment must be approved by the affirmative vote of the holders of at least two thirds of all the shares of CFX entitled to vote for the election of directors in accordance with the CFX Articles. The Board of Directors has unanimously adopted the Charter Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHARTER AMENDMENT, INCREASING THE NUMBER OF AUTHORIZED SHARES OF CFX COMMON STOCK FROM 22,500,000 TO 50,000,000.

          PROPOSAL V -- APPROVAL OF THE 1997 LONG-TERM INCENTIVE PLAN

     The shareholders of CFX are being asked to approve a new stock option plan, the 1997 Plan. The following summary of the material features of the 1997 Plan is qualified in its entirety by reference to the full text of the 1997 Plan, which is included as Appendix E hereto. Each shareholder is urged to review the 1997 Plan in its entirety.

GENERAL INFORMATION

     CFX has had stock options plans for a number of years. The most recent of these plans is the 1995 Stock Option Plan (the "1995 Plan"). There are currently 28,095 shares remaining and available for issuance under the 1995 Plan, and 16 shares remaining and available for issuance under an earlier 1986 stock option plan. The Board of Directors believes that stock option plans are useful in motivating employees and constitute an important part of the compensation program for CFX and its subsidiaries. Accordingly, the Board of Directors believes it is appropriate to adopt the 1997 Plan.

     The Board of Directors approved the 1997 Plan on December 10, 1996. No grants or awards have been made under the 1997 Plan. Because the Stock Option Committee has full discretion to make awards and grants under the 1997 Plan, the amount of such awards or grants is not yet determinable. For information concerning the compensation of directors and executive officers of CFX, see "PROPOSAL I -- Election of Directors -- Executive Compensation and Other Information."

DESCRIPTION OF THE 1997 PLAN

     PURPOSE OF THE 1997 PLAN. The 1997 Plan is intended to assist CFX and its subsidiaries in attracting and retaining employees and non-employee directors of outstanding ability and to promote the identification of their interests with those of the shareholders of the CFX.

     TYPES OF AWARDS AND ELIGIBILITY. The 1997 Plan authorizes the Stock Option Committee to grant stock options to employees and non-employee directors of CFX and its subsidiaries. Incentive stock options may be granted only to employees. Nonstatutory stock options may be granted or awarded to employees or non-employee directors.

     Incentive stock options are stock options that satisfy the requirements of
Section 422 of the Code. Nonstatutory stock options are stock options that do not satisfy the requirements of Section 422 of the Code. Options granted under the 1997 Plan would entitle the optionee, upon exercise, to purchase a specified number of shares of CFX Common Stock from CFX at a specified exercise price per share. The per share exercise price of an option may not be less than the fair market value of a share of CFX Common Stock as of the date of grant, determined in the manner specified by the 1997 Plan. However, in the case of an optionee who owns or is treated as owning (under Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of CFX (a "Ten-Percent Shareholder"), the per share exercise price of an incentive stock option may not be less than 110 percent of the fair market value of a share of CFX Common Stock on the date of the grant.

     ADMINISTRATION. Subject to the provisions of the 1997 Plan, the Stock Option Committee would have plenary authority and discretion to determine the terms of all awards under the 1997 Plan, including the exercise price of options, the time or times at which awards are made, the number of shares of CFX Common Stock covered by awards, whether an option shall be an incentive stock option or a non-statutory stock option, any exceptions to non-transferability, any provisions relating to vesting, any circumstances in which options would terminate, the period during which options may be exercised, the period during which options are subject to restrictions, and the manner of exercising options. These terms need not be identical for all awards. In determining the terms of awards under the 1997 Plan, the Stock Option Committee may take into account the nature of the services rendered by the award recipients, their present and potential contributions to the success of CFX and its subsidiaries, and such other factors as the Stock Option Committee in its discretion may deem relevant. Subject to the provisions of the 1997 Plan, the Stock Option Committee also would have plenary authority to interpret the 1997 Plan, prescribe, amend and rescind rules and regulations relating to it, and make all other determinations deemed necessary or advisable for the administration of the 1997 Plan.

     SHARES SUBJECT TO GRANT AND ADJUSTMENT. A maximum of 500,000 shares of CFX Common Stock in the aggregate would be authorized for issuance under the 1997 Plan. The number of shares of CFX Common Stock that may be covered by options awarded to any one individual under the 1997 Plan is limited to 100,000 shares. The number of shares subject to the 1997 Plan (and the number of shares and terms of any award) may be adjusted by the Stock Option Committee in the event of any change in the outstanding CFX Common Stock by reason of any stock dividend, split-up, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation or similar event. On June 10, 1997, the closing price of a share of CFX Common Stock was approximately $18.25.

     EXERCISE PERIOD AND TRANSFERABILITY. Options granted under the 1997 Plan may be exercised for a period of no more than ten years from the date of grant (five years in the case of incentive stock options granted to a Ten-Percent Shareholder). Awards under the 1997 Plan are not transferable other than by will or the laws of descent and distribution, or as provided by the Stock Option Committee.

     PAYMENT OF EXERCISE PRICE. An option may, subject to the terms of an applicable agreement under which it is granted, be exercised in whole or in part by the delivery to CFX written notice of the exercise, in such form as the Stock Option Committee may prescribe, accompanied by full payment for the shares with respect to which the option is exercised. To the extent provided in the applicable option agreement, payment may be made in whole or in part by delivery (including constructive delivery) of shares valued at fair market value on the date of exercise or by delivery of a promissory note. Promissory notes will be payable upon such terms as may be determined by the Stock Option Committee, and will be secured by a pledge of the shares received upon exercise of the option and will bear interest at a rate fixed by the Stock Option Committee.

     AMENDMENT AND TERMINATION. The Board of Directors may amend, alter or terminate the 1997 Plan in any respect at any time, provided that, once the 1997 Plan has been approved by CFX's shareholders, the Board may not amend, alter or terminate the 1997 Plan without the approval of (a) CFX's shareholders to the extent shareholder approval of the amendment is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the CFX Common Stock is listed or quoted, and (b) each affected optionee if the amendment, alteration or termination would adversely affect the optionee's rights or obligations under any award made prior to the date of the amendment, alteration or termination.

     Unless sooner terminated by the Board of Directors, the 1997 Plan will terminate on December 10, 2006 and no additional awards may be made under the 1997 Plan after that date. The termination of the 1997 Plan would not affect the validity of any award outstanding on the date of termination.

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     INCENTIVE STOCK OPTIONS. An optionee will not recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If an optionee does not exercise an incentive stock option within certain specified periods after termination of employment, the optionee will recognize ordinary income on the exercise of an incentive stock option in the same manner as on the exercise of a nonstatutory stock option, as described below.

     The general rule is that gain or loss from the sale or exchange of shares acquired on the exercise of an incentive stock option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the optionee generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be capital loss. If an optionee recognizes ordinary income on exercise of an incentive stock option or as a result of a disposition of the shares acquired on exercise, CFX will be entitled to a deduction in the same amount.

     NONSTATUTORY STOCK OPTIONS. An optionee will not recognize income at the time of grant of a nonstatutory stock option. At the time of exercise of a nonstatutory stock option, an optionee will recognize ordinary income equal to the excess of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash, in stock, or in part with a note. CFX will be entitled to a deduction in the amount of ordinary income so recognized.

     PARACHUTE PAYMENTS. Where payments to certain employees that are contingent on a change in control exceed limits specified in the Code, the employee generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. If the Stock Option Committee, in its discretion, awards options the vesting of which is accelerated by a change in control of CFX, such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered with respect to certain CFX employees.

     PERFORMANCE-BASED COMPENSATION. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 1997 Plan has been designed to allow the Stock Option Committee to make awards under the 1997 Plan that qualify under an exception to the deduction limit of Section 162(m) for "performance-based compensation."

     GENERAL. The rules governing the tax treatment of options and the receipt of shares in connection with such grants or awards, are quite technical, so that the above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state law may not be the same as under the federal income tax laws.

ACCOUNTING TREATMENT

     In October 1995, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 123 "Accounting for Stock-Based Compensation" ("FAS No. 123"). This statement defines a fair value based method of measuring and recording compensation cost associated with employee stock compensation plans. Under the fair value based method, compensation cost is measured at the grant date based on the value of the award and is recognized in income over the service period. FAS No. 123 encourages adoption of this method of accounting; however, it also allows an entity to continue to measure compensation cost using the method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB No. 25"). Entities electing to continue using the accounting method in APB No. 25, as CFX has elected, must make pro forma disclosures of net income and earnings per share as if the fair value based method prescribed under FAS No. 123 had been applied.

     Under APB No. 25, as applied by CFX, neither the grant nor the exercise of an incentive stock option or a nonstatutory stock option under the 1997 Plan with an exercise price not less than the fair market value of CFX Common Stock at the date of grant requires a charge against earnings.

CERTAIN OTHER INFORMATION

     Approval of the 1997 Plan requires the affirmative vote of holders of a majority of the shares of CFX Common Stock present in person or represented by proxy at a meeting at which a quorum is present.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED 1997 PLAN.

          PROPOSAL VI -- APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

     The shareholders of CFX are being asked to approve an amendment to the Employee Stock Purchase Plan (the "Purchase Plan") that would increase the number of shares of CFX Common Stock available for issuance under the Purchase Plan to 250,000 shares. The Purchase Plan is qualified in its entirety by reference to the full text of the Purchase Plan, which is included as Appendix F hereto. Each shareholder is urged to review the Purchase Plan in its entirety.

GENERAL INFORMATION

     The purpose of the Purchase Plan is to allow eligible employees of CFX and its subsidiaries to purchase shares of CFX Common Stock by means of regular payroll deductions, thereby providing an incentive for them to promote the continued success of CFX. Participation in the Purchase Plan is entirely voluntary.

     The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Code. The Purchase Plan is not subject to the provisions of ERISA, nor is it qualified as a pension, profit sharing or stock bonus plan under Section 401(a) of the Code.

     The Purchase Plan was formally adopted by CFX's Board of Directors on March 2, 1992, it was approved by shareholders of CFX on June 24, 1992, and it became effective on September 15, 1992. The Purchase Plan, as adopted, covered 100,000 shares and each employee had the right to purchase in any single calendar year, under all employee stock purchase plans that might be in effect, up to $25,000 fair market value of CFX Common Stock.

REASONS FOR THE PROPOSAL

     On December 10, 1996, the Board of Directors approved an Amended and Restated Purchase Plan, subject to shareholder approval and ratification, increasing the number of shares available for issuance to 250,000. The Amended and Restated Purchase Plan, a copy of which is included as Appendix F hereto, contains other amendments, including an extension of the term of the Purchase Plan from December 31, 1997 to December 10, 2001. To the extent that these revisions may materially affect the operation of the Purchase Plan, they are described below. Each shareholder is urged to read the Amended and Restated Purchase Plan in its entirety.

     As of December 31, 1996, there were 130,180 shares available for issuance under the Purchase Plan. This number reflects the 100,000 shares originally authorized for issuance under the Purchase Plan, reduced by the issuance of 36,568 shares under the Purchase Plan through the end of 1996 and increased by 66,748 additional shares resulting from stock dividends and stock splits of CFX Common Stock. Currently, there are 204 active Purchase Plan participants; the estimated number of eligible employees currently employed by CFX and its subsidiaries is 718. During 1996, $225,437 was contributed by CFX employees into the Purchase Plan and, in January 1997, 17,627 shares were issued from the shares available for issuance.

DESCRIPTION OF THE PURCHASE PLAN AS PROPOSED TO BE AMENDED.

     The following description of the Purchase Plan is a summary of its terms and is qualified in its entirety by reference to the Purchase Plan as proposed to be amended and restated, a copy of which is included as Appendix F hereto. Unless otherwise specified, capitalized terms have the meaning assigned to them in the amended and restated Purchase Plan.

SHARES SUBJECT TO SALE AND ELIGIBILITY.

     As proposed, an additional 119,820 authorized but unissued shares of CFX Common Stock may be issued or sold under the Purchase Plan, subject to adjustment pursuant to antidilution provisions, bringing the total shares available for issuance under the Purchase Plan to 232,373 (representing 250,000 shares intended to be available for issuance at the beginning of 1997 less the 17,627 shares issued at the beginning of 1997). Participation in the Purchase Plan is entirely voluntary. Each Employee of CFX or any Subsidiary thereof who has completed six months of service is eligible to participate in the Purchase Plan, except for certain Employees with substantial stock interests in CFX. Rights under the Purchase Plan are not transferable.

ADMINISTRATION

     The Purchase Plan will be administered by a committee or subcommittee of the Board of Directors of CFX (the "Board"). Unless otherwise determined by the Board, the Stock Option Committee of the Board will administer the Purchase Plan. A member of the Stock Option Committee who is eligible to participate in the Purchase Plan will not vote on any question relating specifically to that member. The Stock Option Committee currently consists of Messrs. Bean, Frink, Gaffey and Hatfield and Ms. Hager.

OFFERINGS UNDER THE PURCHASE PLAN

     Under the Purchase Plan as proposed to be amended and restated, the Stock Option Committee, at its discretion, may make any number of stock offerings under the Purchase Plan of up to one year each. Currently, the Purchase Plan provides for consecutive offerings of up to 9,116 shares, as adjusted for stock dividends and stock splits, during each calendar quarter. The Purchase Plan, as proposed to be amended, has no limitation on the number of shares that can be offered in any stock offering. An offering will afford each eligible Employee the right to purchase shares of CFX Common Stock at a price determined by the Board prior to each stock offering (the "Designated Price"); provided that such price shall be no less than 85% and no more than 100% of the fair market value of the stock, as determined in accordance with the terms of the Purchase Plan, on the date an offering is commenced (the "Offering Commencement Date") or the date an offering is terminated (the "Offering Termination Date"), whichever is less. Purchases under the Purchase Plan are made by means of payroll deductions during the Offering period. The amount deducted must be a whole number percentage of a participating Employee's Base Pay from 1% to 7% inclusive, and is credited to an account maintained by the Purchase Plan on behalf of the Employee.

     If an offering under the Purchase Plan is oversubscribed, the Stock Option Committee will make a pro rata allocation of the shares offered. Any balance in an Employee's account not applied to the purchase of CFX Common Stock will be returned to him or her without interest. No Employee may receive an option to acquire CFX Common Stock under the Plan which would permit the Employee in any one calendar year to acquire CFX Common Stock under all employee stock purchase plans of CFX or any Subsidiary with a fair market value in excess of $25,000. Finally, an Employee's purchases under the Purchase Plan in any single offering will be limited to 5,000 shares.

     An Employee may elect to terminate participation in an Offering at any time prior to the applicable Offering Termination Date. Upon receipt of such election, CFX will promptly pay to that employee all the payroll deductions credited to that Employee's account, without interest. An Employee's decision to terminate participation in an offering will not affect his or her right to participate in any future offering.

     PLAN BENEFITS. The Purchase Plan as proposed to be amended would not change the benefits available under it except as described above. The number of shares of CFX Common Stock which would be purchased CFX's 1997 fiscal year is not determinable because purchase prices will not be set until the end of each Offering and the level of participation may fluctuate during the course of the year.

     During 1996, Messrs. Baxter, Bramley, Gavin, Shirley and Spiess participated in the Purchase Plan, acquiring 1,340 shares, 490 shares, 677 shares, 121 shares and 836 shares, respectively, at per share prices of $13.39 for Messrs. Baxter, Gavin and Spiess and $11.46 for Messrs. Bramley and Shirley. Non-executive officer directors do not participate in the Purchase Plan.

ACCOUNTING TREATMENT

     Under current accounting principles, compensation costs are generally recognized under the Purchase Plan to the extent that the discount from market price exceeds 5%.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     A participating Employee will not recognize income at the time of the grant of an option under the Purchase Plan (that is, on the Offering Commencement
Date) or on the exercise of such an option (that is, on the Offering Termination
Date).

     If an Employee disposes of shares acquired under the Purchase Plan more than two years after the Offering Commencement Date (the "required holding period") or in the event of the Employee's death, the Employee will recognize compensation income equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of disposition or the Employee's death over the amount the Employee paid for the shares, or (b) the difference between the Designated Price (determined solely by reference to the fair market value of the shares on the Offering Date) and the fair market value of the shares as of the Offering Date. In addition, an Employee will recognize capital gain equal to the excess, if any, of the proceeds from the disposition over the sum of the purchase price paid by the Employee for the shares and the amount of ordinary income the Employee recognizes. If the proceeds from disposition of the shares are less than the purchase price paid by the Employee, the Employee will be entitled to a long-term capital loss. No deduction for federal income taxes will be allowed to CFX upon an Employee's death or upon the disposition of shares after the required holding period.

     If shares acquired under the Purchase Plan are held less than the required holding period, the excess of the fair market value of the shares as of the Offering Termination Date over the price the Employee paid for the shares will be treated as ordinary income to the Employee at the time of disposition of the shares. In addition, the Employee will recognize capital gain equal to the excess, if any, of the proceeds from sale over the fair market value of the shares as of the Offering Termination Date. If the proceeds from disposition of the shares are less than the fair market value of the shares as of the Offering Termination Date, the Employee will recognize a capital loss equal to the amount of such difference. CFX will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income an Employee recognizes upon disposition of the shares prior to expiration of the required holding period.

     The rules governing employee stock purchase plans are very technical, so that the above description of tax consequences is general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

SHAREHOLDER APPROVAL REQUIRED

     Approval and ratification of the proposed Amended and Restate Purchase Plan requires the affirmative vote of holders of a majority of the shares of CFX Common Stock present in person or represented by proxy at a meeting at which a quorum is present. The Purchase Plan will continue even if the proposed amendment is not approved, but its term will not be extended beyond its current December 31, 1997 termination date.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO THE PURCHASE PLAN.

              PROPOSAL VII -- RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Wolf & Company, P.C. ("Wolf & Company"), independent certified public accountants, as the auditors for CFX for the year ending December 31, 1997. At the meeting, the shareholders will vote upon a proposal to ratify the selection of the firm as auditors.

     The consolidated financial statements of CFX and its subsidiaries for the years ended December 31, 1996, 1995 and 1994 were audited by Wolf & Company. Other services rendered during the year 1996 by Wolf & Company included tax preparation and tax planning and consultations and services to CFX in connection with filings with the SEC pursuant to the Exchange Act. It is expected that representatives of Wolf &

Company will be present at the Annual Meeting and that they will have an opportunity to make statements if they so desire and will be available to respond to appropriate questions.

     An affirmative vote of a majority of the shares of CFX Common Stock represented in person or by proxy at the Annual Meeting is necessary for ratification of the appointment of Wolf & Company as auditors. The Board of Directors of CFX recommends that you vote "FOR" ratifying the selection of Wolf & Company. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY AS AUDITORS FOR 1997.

                             SHAREHOLDER PROPOSALS

     To be included in the Proxy Statement for the next annual meeting, shareholder proposals must be received by November 14, 1997.

     The SEC's rules under the Exchange Act require shareholders to comply with certain procedures concerning the presentation of shareholder proposals. Such procedures include, but are not limited to, proof of record or beneficial ownership of CFX Common Stock; inclusion the shareholder's name, address and the number of shares he or she beneficially owns; submission of the proposal not less than 120 days in advance of the date of the proxy statement released to shareholders in connection with the previous year's annual meeting of shareholders, and ensuring that the proposal is the proper subject for action by CFX shareholders.

     CFX's Articles of Incorporation ("the Articles") require shareholders to comply with certain provisions in nominating persons for election to the Board of Directors. Such procedures include, but are not limited to the following: advance notice of a proposed nomination is required to be received by the Secretary of CFX not less than 30 days nor more than 60 days prior to any meeting of the shareholders; a notice setting forth the name, age, business address, residence address, principal occupation and the number of shares beneficially owned by the proposed nominee; and the nomination may only be made at a shareholders meeting called for the purpose of electing directors at which the nominating shareholder is present in person or by proxy. The Articles contain certain other procedures which must be followed in making such nominations. Accordingly, the above description of shareholder procedures is qualified in its entirety by reference to the CFX Articles.

           AVAILABLE INFORMATION; DOCUMENTS INCORPORATED BY REFERENCE

     CFX, Portsmouth and Community are subject to the informational requirements of the Exchange Act and, in accordance therewith, CFX, Portsmouth and Community file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by CFX, Portsmouth and Community can be inspected and copied at the SEC's public reference room located at 450 Fifth Street, N.W., Washington, D.C. 20549, and the Commission's regional offices located at: 7 World Trade Center (13th Floor), New York, New York 10048 and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained at prescribed rates by writing to the Commission, Public Reference Section, Washington, D.C. 20549. Copies of documents filed by CFX, Portsmouth and Community with the Commission may also be accessed electronically by means of the Commission's home page on the Internet at "http://www.sec.gov." Reports, proxy statements and other information filed by CFX can also be inspected at the offices of the AMEX, American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006, on which exchange CFX Common Stock is listed. Reports, proxy statements and other information filed by Portsmouth and Community can also be inspected at the offices of The Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

     THIS PROXY STATEMENT INCORPORATES BY REFERENCE DOCUMENTS WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. DOCUMENTS RELATING TO CFX (OTHER THAN CERTAIN EXHIBITS TO SUCH DOCUMENTS) ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST TO GREGG R. TEWKSBURY, CHIEF FINAN-

CIAL OFFICER, CFX CORPORATION, 102 MAIN STREET, KEENE, NEW HAMPSHIRE 03431. TELEPHONE REQUESTS MAY BE DIRECTED TO (603) 352-2502. DOCUMENTS RELATING TO PORTSMOUTH (OTHER THAN CERTAIN EXHIBITS TO SUCH DOCUMENTS) ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST TO MARK E. SIMPSON, SECRETARY AND TREASURER, PORTSMOUTH BANK SHARES, INC., 333 STATE STREET, PORTSMOUTH, NEW HAMPSHIRE 03802. TELEPHONE REQUESTS MAY BE DIRECTED TO (603) 436-6630. DOCUMENTS RELATING TO COMMUNITY (OTHER THAN CERTAIN EXHIBITS TO SUCH DOCUMENTS) ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST TO JOHN C. BAITY, CHIEF FINANCIAL OFFICER, COMMUNITY BANKSHARES, INC., 43 NORTH MAIN STREET, CONCORD, NEW HAMPSHIRE 03301. TELEPHONE REQUESTS MAY BE DIRECTED TO (603) 224-1100. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY JULY 23, 1997. ALL DOCUMENTS WILL BE SENT BY FIRST CLASS MAIL WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST.

     The following documents filed by CFX with the Commission are incorporated herein by reference: (i) Annual Report on Form 10-K for the year ended December 31, 1996, (ii) Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 1996, filed by CFX on April 29, 1997; (iii) Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, filed by CFX on May 15, 1997, and (iv) Current Report on Form 8-K dated as of February 21, 1997.

     The following documents filed by Portsmouth with the Commission are incorporated herein by reference: (i) Annual Report on Form 10-K for the year ended December 31, 1996; (ii) Current Report on Form 8-K dated as of February 13, 1997; and (iii) Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

     The following documents filed by Community with the Commission are incorporated herein by reference: (i) Annual Report on Form 10-K for the year ended December 31, 1996; (ii) Current Report on Form 8-K dated as of March 24, 1997; and (iii) Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

     All documents filed by CFX, Portsmouth and Community pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date hereof until the date of the Annual Meeting shall be deemed to be incorporated herein by reference and to be a part hereof from the date of such filing. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     THIS PROXY STATEMENT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF CFX FOLLOWING CONSUMMATION OF THE ACQUISITIONS. CFX has made, and may continue to make, various forward-looking statements with respect to earnings per share, cost savings related to acquisitions, credit quality and other financial business matters for 1997 and, in certain instances, subsequent periods. CFX cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, and that statements for periods subsequent to 1997 are subject to greater uncertainty because of the increased likelihood of changes in underlying factors and assumptions. Actual results could differ materially from forward-looking statements. In addition to those factors previously disclosed by CFX and those factors identified elsewhere herein, the following factors could cause actual results to differ materially from such forward-looking statements: continued pricing pressures on loan and deposit products, actions of competitors, changes in economic conditions, the extent and timing of actions of the Federal Reserve, customers' acceptance of CFX's products and services and the extent and timing of legislative and regulatory actions and reforms. CFX's forward-looking statements speak only as of the date on which such statements are made. By making any forward-looking statements, CFX assumes no duty to update them to reflect new, changing or unanticipated events or circumstances.

                                 OTHER MATTERS

     Management knows of no other matters to be brought before the meeting. However, should any other matter requiring a vote of the shareholders properly come before the meeting, the persons named in the enclosed proxy will vote the shares represented by the proxies on such matter as determined by a majority of the Board of Directors.

                                          By Order of the Board of Directors and
                                          President,

                                          /s/ Christopher V. Bean

                                          Christopher V. Bean
                                          Secretary

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Reorganization Agreement"), dated as of February 13, 1997, is by and among PORTSMOUTH BANK SHARES, INC. ("Portsmouth"), a New Hampshire corporation, PORTSMOUTH SAVINGS BANK ("Portsmouth Bank"), a New Hampshire state-chartered savings bank, CFX CORPORATION ("CFX"), a New Hampshire corporation, and CFX BANK, a New Hampshire state-chartered savings bank ("CFX Bank").

                                   WITNESSETH

     WHEREAS, the parties hereto desire to combine their respective businesses on the terms and subject to the conditions of this Reorganization Agreement;

     WHEREAS, the parties hereto desire that CFX acquire all the outstanding shares of capital stock of Portsmouth, including each attached right issued pursuant to the Portsmouth Rights Agreement (as defined below), through an exchange (the "Share Exchange") of shares of CFX Common Stock (as defined below) for the issued and outstanding shares of Portsmouth Common Stock (as defined below) pursuant to a Plan of Share Exchange (the "Plan of Exchange") in the form attached hereto as Annex A;

     WHEREAS, the parties desire that, following the Share Exchange, Portsmouth shall be merged (the "Holding Company Merger") with and into CFX, pursuant to a merger agreement or plan of merger (the "Merger Agreement") in a form to be specified by CFX and reasonably satisfactory to Portsmouth and consistent with the terms of this Reorganization Agreement;

     WHEREAS, the parties desire that, following the consummation of the Holding Company Merger, Portsmouth Bank, a wholly-owned subsidiary of Portsmouth, shall be merged (the "Bank Merger") with and into CFX Bank, a wholly-owned subsidiary of CFX, pursuant to an Agreement and Plan of Merger (the "Plan of Merger") in the form attached hereto as Annex B;

     WHEREAS, in connection with the execution of this Reorganization Agreement, Portsmouth and CFX have entered into a Stock Option Agreement (the "Stock Option Agreement") dated as of even date herewith pursuant to which Portsmouth will grant CFX the right to purchase certain shares of Portsmouth Common Stock; and

     WHEREAS, the parties hereto desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with Share Exchange, the Holding Company Merger, the Bank Merger and the other transactions (collectively, the "Transactions") contemplated by this Reorganization Agreement, the Plan of Exchange, the Merger Agreement, the Plan of Merger and the Stock Option Agreement (collectively, the "Transaction Documents");

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

                                   ARTICLE 1.
                              CERTAIN DEFINITIONS

     1.1.  "AMEX" shall mean the American Stock Exchange, Inc.

     1.2. "BHC Act" shall mean the Bank Holding Company Act of 1956, as amended.

     1.3.  "CFX Entities" shall mean CFX and CFX Bank.

     1.4. "CFX Financial Statements" shall mean (i) the consolidated balance sheets of CFX as of September 30, 1996 and as of December 31, 1995 and 1994 and the related consolidated statements of

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

income, cash flows and changes in shareholders' equity (including related notes, if any) for the nine months ended September 30, 1996 and each of the three years ended December 31, 1995, 1994 and 1993 as filed by CFX in SEC Documents and (ii) the consolidated balance sheets of CFX and related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) as filed by CFX in SEC Documents with respect to periods ended subsequent to September 30, 1996.

     1.5. "Closing Date" shall mean the date specified pursuant to Section 4.8 hereof as the date on which the Parties shall close the Transactions.

     1.6.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.7.  "Commissioner" shall mean the New Hampshire State Bank Commissioner.

     1.8.  "Effective Date" shall mean the date specified pursuant to Section
4.8 hereof as the effective date of the Share Exchange.

     1.9. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     1.10. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.11.  "FDIA" shall mean the Federal Deposit Insurance Act.

     1.12.  "FDIC" shall mean the Federal Deposit Insurance Corporation.

     1.13. "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System or any appropriate Federal Reserve Bank.

     1.14. "Intellectual Property" means domestic and foreign letters patent, patents, patent applications, patent licenses, software licensed or owned, know-how, know-how licenses, trade names, common law and other trademarks, service marks, licenses of trademarks, trade names and/or service marks, trademark registrations and applications, service mark registrations and applications and copyright registrations and applications.

     1.15. "Investment Company Act" means the Investment Company Act of 1940, as amended.

     1.16. "Material Adverse Effect" shall mean, with respect to Portsmouth or CFX, as the case may be, a material adverse effect on the business, results of operations or financial condition of such party and its subsidiaries taken as a whole; provided, however, that the following shall not constitute or contribute to a Material Adverse Effect: (i) changes in the financial condition, business, or results of operations of a person resulting directly or indirectly from 1. changes in interest rates (provided that Portsmouth is in compliance with its asset/liability management policy as Previously Disclosed to CFX, as the same may be revised thereafter with CFX's concurrence), or 2. changes in state and federal regulations or legislation affecting New Hampshire banks; or (ii) matters related to changes in federal, state or local tax laws or changes in federal, state or local tax status, characteristics, or attributes or the ability to use such attributes.

     1.17.  "Parties" shall mean CFX, CFX Bank, Portsmouth and Portsmouth Bank.

     1.18.  "Portsmouth Entities" shall mean Portsmouth and Portsmouth Bank.

     1.19. "Portsmouth Financial Statements" shall mean (i) the consolidated balance sheets of Portsmouth as of September 30, 1996 and as of December 31, 1995 and 1994 and the related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) for the nine months ended September 30, 1996 and each of the three years ended December 31, 1995, 1994 and 1993 as filed by Portsmouth in SEC Documents and (ii) the consolidated balance sheets of Portsmouth and related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) as filed by Portsmouth in SEC Documents with respect to periods ended subsequent to September 30, 1996.

     1.20. "Previously Disclosed" shall mean disclosed prior to the execution hereof in (i) an SEC Document filed with the SEC subsequent to December 31, 1995 and prior to the date hereof, or (ii) a letter dated of even date herewith from the Party making such disclosure and delivered to the other Parties prior to the execution hereof.

     1.21. "Proxy Statement" shall mean the proxy statement/prospectus (or similar documents) together with any supplements thereto sent to the shareholders of CFX or Portsmouth to solicit their votes in connection with this Reorganization Agreement and the Plan of Exchange.

     1.22. "Registration Statement" shall mean the registration statement with respect to the CFX Common Stock to be issued in connection with the Share Exchange as declared effective by the SEC under the Securities Act, if required.

     1.23. "Rights" shall mean subscriptions, warrants, options, rights, calls, agreements, understandings or commitments of any character calling for the transfer, purchase, issuance or disposition of, or representing the right to purchase, acquire, subscribe to or otherwise receive any shares of capital stock, or any securities convertible into or representing the right to purchase, acquire, subscribe to or otherwise receive any shares of capital stock, or any stock appreciation rights, performance units and other similar stock-based rights whether they obligate the issuer thereof to issue stock or other securities or to pay cash.

     1.24.  "SEC" shall mean the Securities and Exchange Commission.

     1.25. "SEC Documents" shall mean all reports and registration statements filed, or required to be filed, by a Party pursuant to the Securities Laws.

     1.26.  "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.27. "Securities Laws" shall mean the Securities Act; the Exchange Act; the Investment Company Act; the Investment Advisers Act of 1940, as amended; the Trust Indenture Act of 1939, as amended; and the rules and regulations of the SEC promulgated thereunder.

     Other terms used herein are defined in the preamble and the recitals to this Reorganization Agreement and in Articles II, III and IV hereof.

                                   ARTICLE 2.

        REPRESENTATIONS AND WARRANTIES OF PORTSMOUTH AND PORTSMOUTH BANK

     Portsmouth and Portsmouth Bank hereby represent and warrant to CFX and CFX Bank as follows: 2.1. CAPITAL STRUCTURE OF PORTSMOUTH

     (a) The authorized capital stock of Portsmouth consists solely of 25,000,000 shares of common stock, par value $0.10 per share ("Portsmouth Common Stock"), and 15,000,000 shares of preferred stock, par value $0.10 per share ("Portsmouth Preferred Stock"). There are 5,713,421 shares of Portsmouth Common Stock issued and outstanding, 784,850 shares of Portsmouth Common Stock held in its treasury, no shares of Portsmouth Preferred Stock issued and outstanding, and no shares of Portsmouth Preferred Stock held in its treasury. There are 370,734 shares of Portsmouth Common Stock reserved for issuance under Portsmouth's Revised 1987 Stock Option and Appreciation Rights Plan (the "Portsmouth Stock Option Plan"). In connection with a rights agreement adopted by Portsmouth on November 17, 1988 (the "Portsmouth Rights Agreement"), each share of Portsmouth Common Stock outstanding on November 28, 1988, and each share of Portsmouth Common Stock subsequently issued, has associated with it such rights to acquire such additional shares of Portsmouth Common Stock as are specified in the Portsmouth Rights Agreement.

     (b) Except for shares of Portsmouth Common Stock subject to options under the Portsmouth Stock Option Plan as Previously Disclosed, subject to the Stock Option Agreement and subject to the Portsmouth Rights Agreement, Portsmouth is not bound by any outstanding Rights. Except for the Portsmouth Rights Agreement and the Stock Option Agreement, there are no agreements, understandings or commitments to which Portsmouth is a party with respect to the voting of any shares of Portsmouth Common Stock or which restrict the transfer of such shares.

     (c) All outstanding shares of Portsmouth's capital stock have been duly issued and are validly outstanding, fully paid and nonassessable. None of the shares of Portsmouth's capital stock has been issued in violation of the preemptive rights of any person. All options granted under the Portsmouth Stock Option Plan have become fully exercisable in accordance therewith.

2.2.  ORGANIZATION, STANDING AND AUTHORITY OF PORTSMOUTH

     Portsmouth is a duly organized corporation, validly existing and in good standing under the laws of New Hampshire, with full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Portsmouth. Portsmouth is registered as a bank holding company under the BHC Act.

2.3.  OWNERSHIP AND CAPITAL STRUCTURE OF PORTSMOUTH BANK

     (a) Portsmouth does not own, directly or indirectly, 5 percent or more of the outstanding capital stock or other voting securities of any corporation, bank or other organization other than Portsmouth Bank.

     (b) The authorized capital stock of Portsmouth Bank consists solely of 1,000,000 shares of common stock, par value $0.10 per share ("Portsmouth Bank Common Stock"). There are 100 shares of Portsmouth Bank Common Stock issued and outstanding, and no shares of Portsmouth Bank Common Stock held in its treasury.

     (c) The outstanding shares of Portsmouth Bank Common Stock are validly issued and outstanding, fully paid and nonassessable and all such shares are directly owned by Portsmouth free and clear of all liens, claims and encumbrances, subject to the Distribution and Liquidation Account (the "Liquidation Account") established by Portsmouth Bank in connection with its conversion from mutual to stock form and maintained pursuant to Article 7 of Portsmouth Bank's Amended and Restated Charter. Portsmouth Bank is not bound by any Rights with respect to the Portsmouth Bank Common Stock, and there are no agreements, understandings or commitments relating to the right of Portsmouth to vote or to dispose the Portsmouth Bank Common Stock. None of the shares of Portsmouth Bank Common Stock has been issued in violation of the preemptive rights of any person whose cause of action is not time barred by any applicable statute of limitations. Portsmouth Bank has established and maintained the Liquidation Account in accordance with all applicable laws and regulations.

2.4.  ORGANIZATION, STANDING AND AUTHORITY OF PORTSMOUTH BANK

     Portsmouth Bank is a duly organized state savings bank, validly existing and in good standing under the laws of New Hampshire with full power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on the Portsmouth Entities. Portsmouth Bank does not own, directly or indirectly, five percent or more of the outstanding capital stock or other voting securities of any corporation, bank or other organization. Portsmouth Bank does not engage in any activities other than those expressly authorized to it by applicable New Hampshire and federal banking laws, including without limitation the regulations of the FDIC under Section 24 of the FDIA. Portsmouth Bank is a member in good standing of the Federal Home Loan Bank of Boston and owns the requisite amount of stock therein. The deposits of Portsmouth Bank are insured by the Bank Insurance Fund of the FDIC in accordance with the FDIA, and Portsmouth has paid all assessments that have come due and has filed all reports required by the FDIA.

2.5.  AUTHORIZED AND EFFECTIVE AGREEMENT

     (a) Portsmouth has all requisite corporate power and authority to enter into and perform all its obligations under the Transaction Documents to which Portsmouth is a party. The adoption, execution and

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

delivery of the Transaction Documents to which Portsmouth is a party and the consummation of the Transactions contemplated thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Portsmouth, including without limitation the approval of a majority of the "Continuing Directors" as contemplated by Article 7, Section 2.B of Portsmouth's Articles of Incorporation, except that (1) pursuant to applicable New Hampshire law and Portsmouth's Articles of Incorporation and By-laws, the Plan of Exchange must be approved by the affirmative vote of the holders of a majority of all the shares of Portsmouth Common Stock entitled to vote thereon, and (2) pursuant to applicable New Hampshire law, certain required or appropriate actions may or must be taken with respect to the rights of any dissenting shareholders. The Board of Directors of Portsmouth has directed that the Transaction Documents and the Transactions be, to the extent necessary, submitted to Portsmouth's stockholders for approval at an annual or special meeting to be held as soon as practicable.

     (b) Portsmouth Bank has all requisite corporate power and authority to enter into and perform all its obligations under the Transaction Documents to which Portsmouth Bank is a party. The execution and delivery of this Reorganization Agreement and the Plan of Merger and the consummation of the Transactions contemplated thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Portsmouth Bank.

     (c) Assuming the accuracy of the representations contained in Section 3.5(c) hereof, the Transaction Documents constitute legal, valid and binding obligations of the Portsmouth Entities, enforceable against them in accordance with their respective terms subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

     (d) Except as Previously Disclosed, neither the adoption, execution and delivery of the Transaction Documents nor the consummation of the Transactions nor compliance by the Portsmouth Entities with any of the provisions hereof or thereof shall (i) conflict with or result in a breach of any provision of the articles or certificates of incorporation or association, charters or by-laws of either of the Portsmouth Entities, (ii) assuming that the regulatory approvals referred to in Section 5.1(b) hereof are duly obtained, constitute or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of either Portsmouth Entity pursuant to, any note, bond, mortgage, indenture, license, agreement or other instrument or obligation, or
(iii) assuming that the regulatory approvals referred to in Section 5.1(b) hereof are duly obtained, violate any order, writ, injunction, decree, statute, rule or regulation applicable to either Portsmouth Entity, except for such violations, rights, conflicts, breaches, creations or defaults which, either individually or in the aggregate, will not have a Material Adverse Effect on Portsmouth.

     (e) Except for the approvals specified in Sections 4.2 and 4.4 hereof, except as Previously Disclosed and except as expressly referred to in this Reorganization Agreement, no consent, approval or authorization of, or declaration, notice, filing or registration with, any governmental or regulatory authority, or any other person, is required to be made or obtained by the Portsmouth Entities on or prior to the Closing Date in connection with the execution, delivery and performance of the Transaction Documents or the consummation of the Transactions other than the filing of certificates or articles of merger or share exchange or similar documents with the appropriate New Hampshire state authorities.

2.6.  SEC DOCUMENTS; REGULATORY FILINGS

     Portsmouth has filed all SEC Documents required by the Securities Laws and such SEC Documents complied, as of their respective dates, in all material respects with the Securities Laws. Each of the Portsmouth Entities has filed all reports required by statute or regulation to be filed with any federal or state bank regulatory agency, and such reports were prepared in accordance with the applicable statutes, regulations and instructions in existence as of the date of filing of such reports in all material respects.

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2.7.  FINANCIAL STATEMENTS; BOOKS AND RECORDS; MINUTE BOOKS

     The Portsmouth Financial Statements fairly present, or when filed will fairly present, in all material respects, the consolidated financial position of the Portsmouth Entities as of the dates indicated and the results of operations, changes in shareholders' equity and cash flows of the Portsmouth Entities for the periods then ended in conformity with generally accepted accounting principles applicable to banking organizations or financial institutions applied on a consistent basis (except as disclosed therein, except for the omission of notes for unaudited financial statements and year-end adjustments to interim results, and except as required or permitted by SFAS 109 and 115). The books and records of each of the Portsmouth Entities fairly reflect in all material respects the transactions to which it is a party or to or by which its properties are subject or bound. Such books and records have been properly kept and maintained and are in compliance in all material respects with all applicable legal and accounting requirements. The minute books of the Portsmouth Entities contain records which are accurate in all material respects of all corporate actions of their respective shareholders and Boards of Directors (including committees of their respective Boards of Directors).

2.8.  MATERIAL ADVERSE CHANGE

     Portsmouth has not suffered any Material Adverse Effect in its financial condition, results of operations or business since December 31, 1995.

2.9.  ABSENCE OF UNDISCLOSED LIABILITIES

     Neither of the Portsmouth Entities has any liability (contingent or otherwise) that is material to the Portsmouth Entities taken as a whole or that, when combined with all similar liabilities, would be material to the Portsmouth Entities taken as a whole, except as Previously Disclosed, except as disclosed in the Portsmouth Financial Statements filed with the SEC prior to the date hereof and except for liabilities incurred in the ordinary course of business subsequent to September 30, 1996.

2.10.  PROPERTIES

     The Portsmouth Entities have good and marketable title free and clear of all liens, encumbrances, charges, defaults or equitable interests to all of their respective properties and assets, real and personal that are reflected on the Portsmouth Financial Statements as of September 30, 1996 or acquired after such date, except (i) as may be reflected in the Portsmouth Financial Statements, (ii) for liens for taxes not yet delinquent, (iii) for liens on real estate acquired by foreclosure or substantively repossessed, (iv) for pledges to secure deposits and other liens incurred in the ordinary course of banking business, (v) for such imperfections of title, easements, encumbrances, liens, charges, defaults and equitable interests, if any, that do not have a Material Adverse Effect on the value of personal or real property reflected in the Portsmouth Financial Statements or acquired since the date of such statements and which do not materially interfere with or impair the present and continued use of such property, and (vi) for dispositions and encumbrances in the ordinary course of business. All leases pursuant to which either of the Portsmouth Entities, as lessee, leases real and personal property which, individually or in the aggregate, are material to the business of the Portsmouth Entities are valid and enforceable by one or both of the Portsmouth Entities in accordance with their respective terms.

2.11.  LOANS; ALLOWANCE FOR LOAN LOSSES

     (a) Each loan reflected as an asset in the Portsmouth Financial Statements
(i) is evidenced by notes, agreements or other evidences of indebtedness which are true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid liens and security interests which have been perfected, and (iii) is not subject to any known defenses, set-off or counterclaims except as may be provided under bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

     (b) The Portsmouth Entities have Previously Disclosed all loans in the original principal amount in excess of $200,000 of either Portsmouth Entity that, as of the date of this Reorganization Agreement, are

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

classified by Portsmouth or any state or federal bank regulatory or supervisory authority as "Special Mention," "Substandard," "Doubtful," "Loss" or "Classified," together with the aggregate principal amount of and accrued and unpaid interest on such loans, by category, it being understood that no representation is being made that any state or federal bank regulatory or supervisory authority would agree with such loan classifications.

     (c) Except as Previously Disclosed or as identified in the notes to the Portsmouth Financial Statements, as of September 30, 1996, Portsmouth Bank was not, as of the date hereof, a party to any loan, including any loan guaranty, with any director, executive officer or 5% shareholder of Portsmouth or any person, corporation or enterprise controlling, controlled by or under common control with any of the foregoing. All loans and extensions of credit that have been made by Portsmouth Bank and that are subject to Section 22(h) of the Federal Reserve Act, comply therewith.

2.12.  TAX MATTERS

     Except as Previously Disclosed:

          (a) Each of the Portsmouth Entities has timely filed federal income tax returns for each year through December 31, 1995 and has timely filed all other federal, state, local and foreign tax returns (including, without limitation, estimated tax returns, returns required under Sections 1441-1446 and 6031-6060 of the Code and the regulations thereunder and any comparable state, foreign and local laws, any other information returns, withholding tax returns, FICA and FUTA returns and back-up withholding returns required under Section 3406 of the Code and any comparable state, foreign and local laws) required to be filed with respect to the Portsmouth Entities. All taxes due in respect of the periods covered by such tax returns and for any subsequent periods have been paid or adequate reserves have been established for the payment of such taxes. As of the Closing Date, all taxes due in respect of any subsequent periods ending on or prior to the Closing Date (or that portion of any period that is prior to the Closing Date) will have been paid or adequate reserves will have been established for the payment thereof. No (i) audit examination, (ii) deficiency or (iii) refund litigation with respect to any tax is pending. The Portsmouth Entities will not have any material liability for any taxes in excess of amounts paid or reserves or accruals established.

          (b) All federal, state and local (and, if applicable, foreign) tax returns filed by the Portsmouth Entities are complete and accurate in all material respects. Neither of the Portsmouth Entities is delinquent in the payment of any tax, assessment or governmental charge, and neither Portsmouth Entity has requested any extension of time within which to file any tax returns in respect of any fiscal year or portion thereof which have not since been filed. No deficiency for any tax, assessment or governmental charge has been proposed, asserted or assessed (tentatively or otherwise) against either Portsmouth Entity which has not been settled and paid. There are currently no agreements in effect with respect to either Portsmouth Entity to extend the period of limitations for the assessment or collection of any tax.

2.13.  EMPLOYEE BENEFITS; ERISA

     (a) The Portsmouth Entities have Previously Disclosed a true and complete list of each bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance pay, medical, life or other insurance, profit-sharing, or pension plan, program, agreement or arrangement, and each other employee benefit plan, program, agreement or arrangement, sponsored, maintained or contributed to or required to be contributed to by either Portsmouth Entity or by any trade or business, whether or not incorporated, that together with either Portsmouth Entity would be deemed a "single employer" under
Section 414 of the Code (an "ERISA Affiliate") for the benefit of any employee or director (including advisory directors) or former employee or former director (including advisory directors) of either Portsmouth Entity, whether formal or informal and whether legally binding or not (the "Plans"). Neither of the Portsmouth Entities has any formal plan or commitment, whether legally binding or not, to create any additional plan or modify or change any existing Plan that would affect any employee or director or former employee or former director of either Portsmouth Entity.

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

     (b) With respect to each of the Plans, the Portsmouth Entities have Previously Disclosed to CFX true and complete copies of each of the following documents: (a) the Plan and related documents (including all amendments thereto); (b) the two most recent annual reports and financial statements, if any; (c) the most recent Summary Plan Description, together with each Summary of Material Modifications, required under ERISA with respect to such Plan, and all material employee communications relating to such Plan; and (d) the most recent determination letter received from the IRS with respect to each Plan that is intended to be qualified under the Code and all material communications to or from the IRS or any other governmental or regulatory authority relating to each Plan.

     (c) No liability under Title IV of ERISA has been incurred by either Portsmouth Entity or any ERISA Affiliate since the effective date of ERISA that has not been satisfied in full, and no condition exists that presents a material risk to Portsmouth or any ERISA Affiliate of incurring a liability under such Title. No reportable event under Section 4043 of ERISA (other than the reportable event described in Pension Benefit Guaranty Corporation Regulation sec. 2615.23 occurring by reason of the Transactions) has occurred or will occur with respect to any Plan on or before the Closing Date or the Effective Date.

     (d) No Portsmouth Entity, no ERISA Affiliate, no Plan, no trust created thereunder, and no trustee or administrator thereof has engaged in a transaction in connection with which any Portsmouth Entity, any Plan, any trust, or any trustee or administrator thereof, could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA, or a tax imposed pursuant to Section 4975 or 4976 of the Code.

     (e) Full payment has been made, or will be made in accordance with Section 404(a)(6) of the Code, of all amounts that either Portsmouth Entity or any ERISA Affiliate is required to pay under Section 412 of the Code or under the terms of the Plans, and all such amounts properly accrued through the Closing Date or the Effective Date will be paid on or prior to the Closing Date or the Effective Date (as applicable) or will be properly recorded on the books and records of Portsmouth. None of the Plans or any trust established thereunder has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived.

     (f) Except as Previously Disclosed, with respect to each Plan that is subject to Title IV of ERISA, the present value of accrued benefits under such Plan, based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such Plan's actuary with respect to such Plan, did not, as of the valuation date used in such report, exceed the current value of the assets of such Plan allocable to such accrued benefits as of such valuation date and no material adverse change in the funded status of any such Plan has occurred since such valuation date.

     (g) No Plan is a "multiemployer pension plan," as such term is defined in
Section 3(37) of ERISA, a "multiple employer welfare arrangement," as such term is defined in Section 3(40) of ERISA, or a single employer plan that has two or more contributing sponsors, at least two of whom are not under common control, within the meaning of Section 4063(a) of ERISA.

     (h) Each Plan that is intended to be "qualified" within the meaning of
Section 401(a) of the Code is so qualified. Each Plan that is intended to satisfy the requirements of Section 125 or 501(c)(9) of the Code satisfies such requirements. Each Plan has been operated and administered in all material respects in accordance with its terms and applicable laws, including without limitation ERISA and the Code.

     (i) Except as Previously Disclosed, each Plan may be amended or terminated without liability to Portsmouth or any ERISA Affiliate. No amounts payable under the Plans will fail to be deductible for federal income tax purposes under
Section 280G of the Code.

     (j) There are no actions, suits or claims pending, or, to the knowledge of the Portsmouth Entities, threatened or anticipated (other than routine claims for benefits) against any Plan, the assets of any Plan or against either Portsmouth Entity or any ERISA Affiliate with respect to any Plan. There is no judgment, decree, injunction, rule or order of any court, governmental body, commission, agency or arbitrator outstanding against or in favor of any Plan or any fiduciary thereof (other than rules of general applicability). There are no pending or threatened audits, examinations or investigations by any governmental body, commission or agency involving any Plan.

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

     (k) Except as Previously Disclosed, neither consummation of the Transactions nor termination of the employment of any employees of either of the Portsmouth Entities prior to or following consummation of the Transactions will
(i) entitle any current or former employee or director of either Portsmouth Entity to severance pay, unemployment compensation or any similar payment, (ii) accelerate the time of payment or vesting, or increase the amount, of any compensation due to any such current or former employee or director, (iii) renew or extend the term of any agreement regarding compensation for a current or former employee or director, or (iv) result in the Portsmouth Entities making or being required to make any "excess parachute payment" as that term is defined in
Section 280G of the Code.

2.14.  CERTAIN CONTRACTS

     (a) Except as Previously Disclosed or as specifically identified in the notes to the Portsmouth Financial Statements, neither of the Portsmouth Entities is a party to, or bound by, (i) any material contract, arrangement or commitment whether or not made in the ordinary course of business or any agreement restricting the nature or geographic scope of its business activities in any material respect, (ii) any agreement, indenture or other instrument relating to the borrowing of money by either Portsmouth Entity or the guarantee by either Portsmouth Entity of any such obligation, other than instruments relating to transactions entered into in the customary course of Portsmouth Bank's business,
(iii) any written or oral agreement, arrangement or commitment relating to the employment of a consultant or the employment, election, retention in office or severance of any present or former director or officer, or (iv) any contract, agreement or understanding with a labor union.

     (b) Neither Portsmouth Entity is in default in any material respect under any material agreement, commitment, arrangement, lease, insurance policy or other instrument whether entered into in the ordinary course of business or otherwise, and there has not occurred any event that, with the lapse of time or giving of notice or both, would constitute such a material default.

2.15. LEGAL PROCEEDINGS

     Except as Previously Disclosed, there are no actions, suits or proceedings instituted, pending or, to the knowledge of the Portsmouth Entities, threatened against either Portsmouth Entity or any asset, interest or right of either Portsmouth Entity that, if determined adversely to the Portsmouth Entities, would, individually or in the aggregate, have a Material Adverse Effect on the Portsmouth Entities. To the knowledge of the Portsmouth Entities, there are no actual or threatened actions, suits or proceedings which present a claim to restrain or prohibit the Transactions or to impose any material liability in connection therewith. There are no actions, suits or proceedings instituted, pending or, to the knowledge of the Portsmouth Entities, threatened against any present or former director or officer of either Portsmouth Entity, that would be likely to give rise to a claim for indemnification and that, in the event of an unfavorable outcome, would, individually or in the aggregate, have a Material Adverse Effect on the Portsmouth Entities and, to the knowledge of the Portsmouth Entities, there is no reasonable basis for any such action, suit or proceeding.

2.16. COMPLIANCE WITH LAWS; REGULATORY EXAMINATIONS; REGULATORY APPROVALS

     (a) Each Portsmouth Entity holds, and at all times has held, all licenses, franchises, permits, approvals, consents, qualifications and authorizations material for the lawful conduct of its business under and pursuant to, and has complied with, and is not in default under, any applicable law, statute, order, rule, regulation, policy, ordinance, reporting or filing requirement and/or guideline of any federal, state or local governmental authority relating to the Portsmouth Entities, except as Previously Disclosed and except for violations which, either individually or in the aggregate, do not or would not have a Material Adverse Effect on the Portsmouth Entities, and neither Portsmouth Entity has knowledge of any material violation of any of the above.

     (b) Except for normal examinations conducted by a regulatory agency in the regular course of business of the Portsmouth Entities, no regulatory agency has initiated any proceeding or, to the best knowledge of the Portsmouth Entities, investigation into the business or operations of either Portsmouth Entity since September 30, 1996. Neither of the Portsmouth Entities has received any objection from any regulatory agency to any response by either Portsmouth Entity to any violation, criticism or exception with respect to any report or statement relating to any examinations of the Portsmouth Entities.

     (c) Neither Portsmouth Entity has received notification from any agency or department of federal, state or local government (i) asserting a material violation of any such statute or regulation, (ii) threatening to revoke any license, franchise, permit or government authorization, or (iii) restricting or in any way limiting its operations. Neither Portsmouth Entity is subject to any regulatory or supervisory cease and desist order, agreement, directive, memorandum of understanding or commitment, and neither of them has received any communication requesting that it enter into any of the foregoing.

     (d) Neither Portsmouth Entity is aware of any reason why the conditions set forth in Section 5.1(b) hereof would not be satisfied without significant delay.

2.17.  LABOR MATTERS

     With respect to their respective employees, the Portsmouth Entities are not parties to any labor agreement with any labor organization, group or association and has not engaged in any unfair labor practice as defined under applicable federal law. Since January 1, 1996, neither Portsmouth Entity has experienced any attempt by organized labor or its representatives to make either Portsmouth Entity conform to demands of organized labor relating to its employees or to enter into a binding agreement with organized labor that would cover the employees of either Portsmouth Entity. There is no unfair labor practice charge or other complaint by any employee or former employee of either Portsmouth Entity against it pending before any governmental agency arising out of the activities of the Portsmouth Entities which charge or complaint (i) has a reasonable probability of an unfavorable outcome and (ii) in the event of an unfavorable outcome would, individually or in the aggregate, have a Material Adverse Effect on the Portsmouth Entities taken as a whole; there is no labor strike or labor disturbance pending or, to the knowledge of the Portsmouth Entities, threatened against either Portsmouth Entity; and neither Portsmouth Entity has experienced a work stoppage or other labor difficulty since January 1, 1996.

2.18.  BROKERS AND FINDERS

     Neither the Portsmouth Entities nor any of their respective officers, directors or employees, has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with the Transactions, except that Portsmouth has engaged and will pay a fee or commission to Tucker Anthony Incorporated as Previously Disclosed.

2.19.  INSURANCE

     The Portsmouth Entities have Previously Disclosed a list of all material policies of insurance of either Portsmouth Entity in effect as of the date hereof and true and correct copies of all such policies have previously been made available to CFX. Neither Portsmouth Entity has any liability for unpaid premiums or premium adjustments not properly reflected on Portsmouth's Financial Statements, except for any such liability that would not have a Material Adverse Effect on the Portsmouth Entities taken as a whole. Except as Previously Disclosed, neither Portsmouth Entity has received any notice of termination of any such insurance coverage or material increase in the premiums therefor or has any reason to believe that any such insurance coverage will be terminated or the premiums therefor materially increased.

2.20.  ENVIRONMENTAL LIABILITY

     (a) Except for any violation, liability or noncompliance which does not have a Material Adverse Effect on the Portsmouth Entities: (i) neither Portsmouth Entity has violated during the last five years or is in violation of or is liable under any federal, state or local environmental law; (ii) none of the properties owned or leased by either Portsmouth Entity (including, without limitation, soils and surface and ground waters) are contaminated with any hazardous substance; (iii) neither Portsmouth Entity is liable for any off-site contamination; and (iv) each Portsmouth Entity is, and during the last five years has been, in compliance with, all of its respective permits, licenses and other authorizations issued under any environmental laws. For purposes of the foregoing, all references to "properties" include, without limitation, any owned real property or leased real property.

     (b) Neither Portsmouth Entity has received any written notice of any legal, administrative, arbitral or other proceeding, claim or action and, to the knowledge of the Portsmouth Entities, there is no governmental investigation of any nature ongoing, in each case that could reasonably be expected to result in the imposition, on the Portsmouth Entities of any liability arising under any local, state or federal environmental statute, regulation or ordinance including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, which liability would have a Material Adverse Effect on the Portsmouth Entities; there are no facts or circumstances which could reasonably be expected to form the basis for any such proceeding, claim, action or governmental investigation that would impose any such liability; and neither Portsmouth Entity is subject to any agreement, order, judgment, decree or memorandum by or with any court, governmental authority, regulatory agency or third party imposing any such liability.

2.21.  ADMINISTRATION OF TRUST ACCOUNTS

     Except as Previously Disclosed, Portsmouth Bank does not currently and has not previously administered any accounts for which it acts as a fiduciary or agent, including without limitation accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor.

2.22.  INTELLECTUAL PROPERTY

     The Portsmouth Entities own the entire right, title and interest in and to, or have valid licenses with respect to, all the Intellectual Property necessary in all material respects to conduct their business and operations as presently conducted, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect on the Portsmouth Entities. None of such Intellectual Property is subject to any outstanding order, decree, judgment, stipulation, settlement, lien, charge, encumbrance or attachment, which order, decree, judgment, stipulation, settlement, lien, charge, encumbrance or attachment would have a Material Adverse Effect on the Portsmouth Entities.

2.23.  CERTAIN INFORMATION

     At all times subsequent to the effectiveness of the Registration Statement or any post-effective amendment thereto and up to and including the time of the Portsmouth shareholders' meeting to vote upon the Transactions, and at all times subsequent to the mailing of any Proxy Statement or any amendment thereto and up to and including the time of the Portsmouth shareholders' meeting to vote upon the Transactions, such Registration Statement or Proxy Statement and all amendments or supplements thereto, with respect to all information set forth therein furnished by Portsmouth relating to Portsmouth shall (i) comply in all material respects with the applicable provisions of the Securities Laws, and
(ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

2.24.  POOLING OF INTERESTS

     The Portsmouth Entities know of no reason which would reasonably cause either of them to believe that the Transactions will not qualify as a pooling of interests for financial accounting purposes.

                                   ARTICLE 3.

               REPRESENTATIONS AND WARRANTIES OF CFX AND CFX BANK

     CFX and CFX Bank hereby represent and warrant to Portsmouth and Portsmouth Bank as follows:

3.1.  CAPITAL STRUCTURE OF CFX

     (a) The authorized capital stock of CFX consists solely of 22,500,000 shares of common stock, par value $0.66 2/3 per share ("CFX Common Stock"), and 3,000,000 shares of preferred stock, par value $1.00 per share ("CFX Preferred Stock"). As of December 31, 1996, there were 13,008,787 shares of CFX Common Stock issued and outstanding, 28,000 shares of CFX Common Stock held in its treasury, no shares of CFX Preferred Stock issued and outstanding, and no shares of CFX Preferred Stock held in its treasury. All outstanding shares of CFX's capital stock have been duly issued and are validly outstanding, fully paid and nonassessable. None of the shares of CFX's capital stock has been issued in violation of the preemptive rights of any person. The shares of CFX Common Stock to be issued in connection with the Share Exchange have been duly authorized and, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid, nonassessable and free and clear of any preemptive rights.

     (b) As of September 30, 1996, CFX's Tier 1 risk-based capital ratio, total risk-based capital ratio, and leverage ratio, each calculated in accordance with the capital guidelines of the Federal Reserve applicable to bank holding companies on a fully phased-in basis, were each in excess of the specified minimum levels for qualification as "well capitalized."

     (c) As of the date hereof, except for shares of CFX Common Stock subject to options under CFX's employee stock option and incentive plans, CFX is not bound by any outstanding Rights. There are no agreements or understandings to which CFX is a party with respect to the voting of any shares of CFX Common Stock or which restrict the transfer of such shares.

3.2.  ORGANIZATION, STANDING AND AUTHORITY OF CFX

     CFX is a duly organized corporation, validly existing and in good standing under the laws of New Hampshire, with full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on CFX. CFX is registered as a bank holding company under the BHC Act.

3.3.  OWNERSHIP AND CAPITAL STRUCTURE OF CFX'S SUBSIDIARIES

     Except as Previously Disclosed, CFX does not own, directly or indirectly, 25 percent or more of the outstanding capital stock or other voting securities of any corporation, bank or other organization (each a "CFX Subsidiary" and collectively the "CFX Subsidiaries"). The outstanding shares of capital stock or other equity interests of the CFX Subsidiaries are validly issued and outstanding, fully paid and nonassessable and, except with respect to CFX Funding L.L.C. in which CFX owns 51% of the equity interests, all such shares or interests are directly or indirectly owned by CFX free and clear of all liens, claims and encumbrances. No CFX Subsidiary has or is bound by any Rights which are authorized, issued or outstanding with respect to the capital stock or other equity interests of any CFX Subsidiary, and there are no agreements, understandings or commitments relating to the right of CFX to vote or to dispose of said shares or interests. None of the shares of capital stock or other equity interests of any CFX Subsidiary has been issued in violation of the preemptive rights of any person.

3.4.  ORGANIZATION, STANDING AND AUTHORITY OF CFX SUBSIDIARIES

     Each CFX Subsidiary is a duly organized corporation or banking association, validly existing and in good standing under applicable laws. Each CFX Subsidiary
(i) has full power and authority to carry on its business as now conducted, and
(ii) is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such licensing or qualification and where failure to be licensed or qualified would have a Material Adverse Effect on CFX. Each CFX Subsidiary has all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now being conducted, except where the failure to be so authorized would not have a Material Adverse Effect on CFX.

3.5.  AUTHORIZED AND EFFECTIVE AGREEMENT

     (a) CFX has all requisite corporate power and authority to enter into and perform all of its obligations under the Transaction Documents to which CFX is a party. The adoption, execution and delivery of the Transaction Documents to which CFX is a party and the consummation of the Transactions contemplated thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of CFX, except that the issuance of CFX Common Stock pursuant to the Transaction Documents must be approved by the affirmative vote of the holders of a majority of the votes cast by the holders of CFX Common Stock eligible to vote thereon in accordance with AMEX policy. The Board of Directors of CFX has directed that the Transaction Documents and the Transactions be submitted to CFX's stockholders for approval at an annual or special meeting to be held as soon as practicable.

     (b) CFX Bank has all requisite corporate power and authority to enter into and perform all of its obligations under the Transaction Documents to which CFX Bank is a party. The execution and delivery of this Reorganization Agreement and the Plan of Merger and the consummation of the Transactions contemplated thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of CFX Bank.

     (c) Assuming the accuracy of the representations contained in Sections 2.5(c) hereof, the Transaction Documents constitute legal, valid and binding obligations of CFX and CFX Bank, in each case enforceable against them in accordance with their respective terms subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

     (d) Except as Previously Disclosed, neither the adoption, execution and delivery of the Transaction Documents nor the consummation of the Transactions nor compliance by the CFX Entities with any of the provisions hereof or thereof shall (i) conflict with or result in a breach of any provision of the articles or certificates of incorporation or association, charters or by-laws of the CFX Entities, (ii) constitute or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of the CFX Entities pursuant to, any note, bond, mortgage, indenture, license, agreement or other instrument or obligation, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the CFX Entities, except for such violations, rights, conflicts, breaches, creations or defaults which, either individually or in the aggregate, will not have a Material Adverse Effect on CFX.

     (e) Except for the approvals specified in Sections 4.2 and 4.4 hereof, except as Previously Disclosed and except as expressly referred to in this Reorganization Agreement, no consent, approval or authorization of, or declaration, notice, filing or registration with, any governmental or regulatory authority, or any other person, is required to be made or obtained by the CFX Entities on or prior to the Closing Date in connection with the execution, delivery and performance of the Transaction Documents or the consummation of the Transactions other than the filing of certificates or articles of merger or share exchange or similar documents with the appropriate New Hampshire state authorities.

3.6.  SEC DOCUMENTS; REGULATORY FILINGS

     CFX has filed all SEC Documents required by the Securities Laws and such SEC Documents complied, as of their respective dates, in all material respects with the Securities Laws. CFX and each of the CFX Subsidiaries has filed all reports required by statute or regulation to be filed with any federal or state bank regulatory agency, and such reports were prepared in accordance with the applicable statutes, regulations and instructions in existence as of the date of filing of such reports in all material respects.

3.7.  FINANCIAL STATEMENTS

     The CFX Financial Statements fairly present the consolidated financial position of CFX and the consolidated CFX Subsidiaries as of the dates indicated and the consolidated results of operations, changes in shareholders' equity and cash flows of CFX and the consolidated CFX Subsidiaries for the periods then ended in conformity with generally accepted accounting principles applicable to banking organizations or financial institutions applied on a consistent basis except as disclosed therein. The books and records of CFX fairly reflect in all material respects the transactions to which it is a party or by which its properties are subject or bound. Such books and records have been properly kept and maintained and are in compliance in all material respects with all applicable legal and accounting requirements. The minute books of the CFX Entities contain records which are accurate in all material respects of all corporate actions of their respective shareholders and Boards of Directors (including committees of their respective Boards of Directors).

3.8.  MATERIAL ADVERSE CHANGE

     CFX has not, on a consolidated basis, suffered any material adverse change in its financial condition, results of operations or business since September 30, 1996.

3.9.  ABSENCE OF UNDISCLOSED LIABILITIES

     Neither CFX nor any CFX Subsidiary has any liability (contingent or otherwise) that is material to CFX on a consolidated basis, or that, when combined with all similar liabilities, would be material to CFX on a consolidated basis, except as Previously Disclosed, as disclosed in the CFX Financial Statements filed with the SEC prior to the date hereof and except for liabilities incurred in the ordinary course of business subsequent to September 30, 1996.

3.10.  BROKERS AND FINDERS

     Neither the CFX Entities nor any of their respective officers, directors or employees, has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with the Transactions, except that CFX has engaged and will pay a fee or commission to Alex. Brown & Sons Incorporated.

3.11.  LEGAL PROCEEDINGS

     Except for matters which, individually or in the aggregate, would not have a Material Adverse Effect on CFX and the CFX Subsidiaries, taken as a whole, neither CFX nor any of the CFX Subsidiaries is a party to any, and there are no pending or, to the best of CFX's knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature by or against CFX or any of the CFX Subsidiaries; and neither CFX nor any of the CFX Subsidiaries is a party to or subject to any order, judgment or decree. To the knowledge of the CFX Entities, there are no actual or threatened actions, suits or proceedings which present a claim to restrain or prohibit the Transactions or to impose any material liability in connection therewith.

3.12.  COMPLIANCE WITH LAWS; REGULATORY EXAMINATIONS; REGULATORY APPROVALS

     (a) CFX and each of the CFX Subsidiaries holds, and has at all times held, all licenses, franchises, permits, approvals, consents, qualifications and authorizations material for the lawful conduct of its business under and pursuant to, and has complied with, and is not in default under, any applicable law, statute, order, rule, regulation, policy, ordinance, reporting or filing requirement and/or guideline of any federal, state or local governmental authority relating to CFX or any of the CFX Subsidiaries, except for violations which, either individually or in the aggregate, do not or would not have a Material Adverse Effect on CFX and the

CFX Subsidiaries taken as a whole, and neither CFX or any of the CFX Subsidiaries has knowledge of any violation of any of the above.

     (b) Except for normal examinations conducted by a regulatory agency in the regular course of the business of CFX and the CFX Subsidiaries, no regulatory agency has initiated any proceeding or, to the best knowledge of CFX, investigation into the business or operations of CFX or any of the CFX Subsidiaries since September 30, 1996. CFX has not received any objection from any regulatory agency to CFX's response to any violation, criticism or exception with respect to any report or statement relating to any examinations of CFX or any of the CFX Subsidiaries.

     (c) Neither CFX Entity has received notification from any agency or department of federal, state or local government (i) asserting a material violation of any such statute or regulation, (ii) threatening to revoke any license, franchise, permit or government authorization, or (iii) restricting or in any way limiting its operations. Neither CFX Entity is subject to any regulatory or supervisory cease and desist order, agreement, directive, memorandum of understanding or commitment, and neither of them has received any communication requesting that it enter into any of the foregoing.

     (d) Neither CFX Entity is aware of any reason why the conditions set forth in Section 5.1(b) hereof would not be satisfied without significant delay.

3.13.  CERTAIN INFORMATION

     At all times subsequent to the effectiveness of the Registration Statement or any post-effective amendment thereto and up to and including the time of the CFX shareholders' meeting to vote upon the Transactions, and at all times subsequent to the mailing of any Proxy Statement or any amendment thereto and up to and including the time of the CFX shareholders' meeting to vote upon the Transactions, such Registration Statement or Proxy Statement and all amendments or supplements thereto, with respect to all information set forth therein furnished by CFX relating to the CFX Entities shall (i) comply in all material respects with the applicable provisions of the Securities Laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

3.14.  POOLING OF INTERESTS

     The CFX Entities know of no reason which would reasonably cause either of them to believe that the Transactions will not qualify as a pooling of interests for financial accounting purposes.

                                   ARTICLE 4.
                                   COVENANTS

4.1.  SHAREHOLDERS' MEETING

     CFX and Portsmouth shall submit the Transaction Documents and, in the case of CFX, the issuance of CFX Common Stock thereunder, to their respective shareholders for approval at annual or special meetings to be held as soon as practicable after the date hereof. Subject to the fiduciary duties of the respective boards of directors of Portsmouth and CFX as determined by each after consultation with such board's counsel, the boards of directors of CFX and Portsmouth shall recommend at the respective shareholders' meetings that the shareholders vote in favor of such approval. Nothing contained in this Section
4.1 shall prohibit either CFX or Portsmouth from taking and disclosing to its stockholders a position with respect to a tender offer by a third party pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act or making such other disclosure to its stockholders which, in the judgment of its Board, based upon the advice of outside counsel, may be required under applicable law, or making disclosure to its stockholders of the absence of an opinion from Portsmouth's investment advisor dated the date of the Proxy Statement as to the fairness of the consideration to be paid to Portsmouth's stockholders in connection with the Share Exchange.

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

4.2.  PROXY STATEMENT; REGISTRATION STATEMENT

     As promptly as practicable after the date hereof, CFX and Portsmouth shall cooperate in the preparation of the Proxy Statements to be mailed to the shareholders of Portsmouth and CFX in connection with the Transactions and, if required, to be filed by CFX as part of the Registration Statement. In the event that the issuance of CFX Common Stock in connection with the Share Exchange is exempt from registration under Section 3(a)(10) of the Securities Act and the SEC's regulations and interpretations thereunder and shares received will not be considered "restricted securities" for purposes of Rule 144 under the Securities Act, no Registration Statement will be filed. CFX will advise Portsmouth, promptly after it receives notice thereof, of the time when the Registration Statement or any post-effective amendment thereto has become effective or any supplement or amendment has been filed, of the issuance of any stop order, of the suspension of qualification of the CFX Common Stock issuable in connection with the Share Exchange for offering or sale in any jurisdiction, or the initiation or threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Registration Statement or for additional information. CFX shall take all actions necessary to register or qualify the shares of CFX Common Stock to be issued in the Share Exchange pursuant to all applicable state "blue sky" or securities laws and shall maintain such registrations or qualifications in effect for all purposes hereof. CFX shall apply for approval to list the shares of CFX Common Stock to be issued in the Share Exchange on the AMEX, subject to official notice of issuance, prior to the Effective Date.

4.3.  APPLICATIONS

     As promptly as practicable after the date hereof, the Parties shall take all action necessary or desirable to obtain any required regulatory approval for the Transactions. Without limiting the generality of the foregoing sentence, CFX or CFX Bank shall (i) file a request with the Federal Reserve for a waiver of the application and prior approval requirements of Section 3 of the BHC Act with respect to the Share Exchange and the Holding Company Merger, (ii) file an application with the FDIC for prior approval of the Bank Merger under the Bank Merger Act and the regulations promulgated thereunder, and (iii) file a notice with the Commissioner with respect to the Bank Merger pursuant to Chapter 388 or other applicable section of the New Hampshire Revised Statutes Annotated and the regulations promulgated thereunder. Each of the Parties shall, and they shall cause their respective subsidiaries to, submit any applications, notices, requests or other filings to any other state or federal government agency, department or body the approval of which is required for consummation of the Transactions. Portsmouth and CFX each represents and warrants to the other that all information concerning it and its directors, officers, shareholders and subsidiaries included (or submitted for inclusion) in any such application, notice, request or other filing and furnished by it shall be true, correct and complete in all material respects.

4.4.  BEST EFFORTS; CERTAIN NOTICES AND INFORMATION

     (a) The Parties shall each use their reasonable best efforts in good faith to (a) furnish such information as may be required in connection with the preparation of the documents referred to in Sections 4.2 and 4.3 above, and (b) take or cause to be taken all action necessary or desirable on its part so as to permit consummation of the Transactions at the earliest possible date, including, without limitation, (i) obtaining the consent or approval of each individual, partnership, corporation, association or other business or professional entity whose consent or approval is required for consummation of the Transactions, provided that neither Portsmouth Entity shall agree to make any payments or modifications to agreements in connection therewith without the prior written consent of CFX, and (ii) requesting the delivery of appropriate opinions, consents and letters from its counsel and independent auditors. No Party shall take or fail to take, or cause or permit its subsidiaries to take or fail to take, or to the best of its ability permit to be taken or omitted to be taken by any third persons, any action that would substantially impair the prospects of completing the Transactions pursuant to the Transaction Documents, or that would adversely affect the qualification of the Transactions for pooling of interests accounting treatment or as a reorganization within the meaning of
Section 368(a) of the Code; provided that nothing herein contained shall preclude CFX from exercising its rights under the Stock Option Agreement. In the event that any Party has taken any action, whether before, on or after the date

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

hereof, that would adversely affect such qualification, each Party shall take such action as any other Party may reasonably request to cure such effect to the extent curable without a Material Adverse Effect on any of the Parties.

     (b) Portsmouth shall give prompt notice to CFX, and CFX shall give prompt notice to Portsmouth, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Reorganization Agreement to be untrue or inaccurate in any material respect at the date hereof or on the Closing Date (if so required under Section 5.2(a) or Section 5.3(a) hereof), and (ii) any material failure of Portsmouth or CFX, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, and each Party shall use all reasonable efforts to remedy such failure.

     (c) Portsmouth shall provide and shall request its auditors to provide CFX with such historical financial information regarding it (and related audit reports and consents) as CFX may reasonably request for securities disclosure purposes.

4.5.  INVESTIGATION AND CONFIDENTIALITY

     Portsmouth and CFX each will keep the other advised of all material developments relevant to its business or to consummation of the Transactions, material transactions outside of its ordinary course of business, and material changes in the normal course of its business or in the operation of its properties. The Parties each may make or cause to be made such investigation of the financial and legal condition of the other Parties as such Party reasonably deems necessary or advisable in connection with the Transactions; provided, however, that such investigation shall be reasonably related to such Transactions and shall not interfere unnecessarily with normal operations. Each Party agrees to furnish the other Parties and the other Parties' advisors with such financial data and other information with respect to its business and properties as such other Parties shall from time to time reasonably request. No investigation pursuant to this Section 4.5 shall affect or be deemed to modify any representation or warranty made by, or the conditions to the obligations to consummate the Transactions of, any Party. Each Party shall hold all information furnished by the other Parties or any of such Party's subsidiaries or representatives pursuant hereto in confidence to the extent required by, and in accordance with, the provisions of the confidentiality agreement dated January 17, 1997 by and between Portsmouth and CFX (the "Confidentiality Agreement").

4.6.  PRESS RELEASES

     Portsmouth and CFX shall agree with each other as to the form and substance of any press release related to the Transactions, and shall consult each other as to the form and substance of other public disclosures related thereto; provided, however, that nothing contained herein shall prohibit any Party, following notification to the other Parties, from making any disclosure which its counsel deems necessary.

4.7.  COVENANTS OF PORTSMOUTH AND PORTSMOUTH BANK

     (a) Prior to the Closing Date, and except as otherwise provided for by the Transaction Documents or consented to or approved by CFX, the Portsmouth Entities shall use their respective reasonable best efforts to preserve their respective properties, business and relationships with customers, employees and other persons.

     (b) Except with the prior written consent of CFX or except as Previously Disclosed or except as expressly contemplated or permitted by the Transaction Documents, neither Portsmouth Entity shall:

          1. carry on its business other than in the usual, regular and ordinary course in substantially the same manner as heretofore conducted;

          2. declare, set aside, make or pay any dividend or other distribution in respect of its capital stock other than its regular cash and stock dividends on Portsmouth Common Stock in amounts not to exceed the dividends paid to Portsmouth stockholders in the comparable period in the last 12 months and in a manner consistent with past practice and in accordance with applicable law, regulation and contractual and regulatory commitments, provided that Portsmouth's cash dividends may be increased to the

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

     Increased Dividend (as defined below) per share of Portsmouth Common Stock beginning with the dividend payable in the first quarter of 1998, and provided further that the Parties agree to consult with respect to the last quarterly Portsmouth dividend payable prior to the Effective Date with the objective of assuring that the Portsmouth stockholders do not receive a shortfall, or dividend or distribution from both Portsmouth and CFX, for the period covered by such dividend based on the record and payment dates of their last dividend prior to the Effective Date. The "Increased Dividend" shall be determined by multiplying the quarterly dividend then being paid by CFX with respect to each share of CFX Common Stock by 0.95;

          3. issue any shares of its capital stock or permit any treasury shares to become outstanding other than pursuant to the Stock Option Agreement or Rights outstanding at the date hereof or a stock dividend not to exceed 2% payable in the first quarter of each of 1997 and 1998;

          4. incur any additional debt obligation or other obligation for borrowed money other than in the ordinary course of business consistent with past practice;

          5. issue, grant or authorize any Rights or effect any recapitalization, reclassification, stock dividend, stock split or like change in capitalization, or redeem, repurchase or otherwise acquire any shares of its capital stock;

          6. amend its articles or certificate of incorporation or association, charter or by-laws;

          7. except for foreclosing on collateral, merge with any other corporation, savings association or bank or permit any other corporation, savings association or bank to merge into it or consolidate with any other corporation, savings association or bank; acquire control over any other firm, bank, corporation, savings association or organization or create any subsidiary;

          8. except in the ordinary course of business, waive or release any material right or cancel or compromise any material debt or claim;

          9. fail to comply in any material respect with any laws, regulations, ordinances or governmental actions applicable to it and to the conduct of its business;

          10. enter into any material swap, hedge or other similar off-balance sheet transaction;

          11. except for foreclosing on collateral, liquidate or sell or dispose of any material assets or acquire any material assets; except as Previously Disclosed, make any capital expenditure in excess of $100,000 in any instance or $250,000 in the aggregate; or, except as Previously Disclosed, establish new branches or other similar facilities or enter into or modify any leases or other contracts relating thereto that involve annual payments that exceed $25,000 in any instance or $100,000 in the aggregate;

          12. except as Previously Disclosed, increase the rate of compensation of, pay or agree to pay any bonus to, or provide any other employee benefit or incentive to, any of its directors, officers or employees except in a manner consistent with past practice and except as Previously Disclosed;

          13. enter into, modify or extend any employment or severance contracts with any of its present or former directors, officers or employees;

          14. enter into or substantially modify (except as may be required by applicable law) any pension, retirement, stock option, stock purchase, stock appreciation right, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or other employees;

          15. change its lending, investment, asset/liability management or other material banking policies in any material respect except as may be required by changes in applicable law or regulations;

          16. change its methods of accounting in effect at December 31, 1995, except as required by changes in generally accepted accounting principles or regulatory requirements concurred in by its independent certified public accountants, or change any of its methods of reporting income and deductions for federal income tax purposes from those employed in the preparation of its federal income tax returns for the year ended December 31, 1995, except as required by law;

          17. solicit or initiate inquiries or proposals with respect to any acquisition or purchase of all or a substantial portion of the assets of, or a substantial equity interest in, either Portsmouth Entity or any business combination with either Portsmouth Entity other than as contemplated by this Reorganization Agreement; or authorize or permit any officer, director, agent or affiliate of it to do any of the above; or fail to notify CFX as soon as practicable if any such inquiries or proposals are received by either Portsmouth Entity, or if either Portsmouth Entity or any officer, director, agent or affiliate thereof is requested to or does furnish any confidential information relating to, or participates in any negotiations or discussions concerning, any transaction of a type described in this paragraph; or

          18. agree to do any of the foregoing.

     (c) Each of the Portsmouth Entities agrees to approve, execute and deliver any amendment to the Transaction Documents and any additional plans and agreements requested by CFX to modify the structure of, or to substitute parties to, the Transactions; provided, however, that no such change shall (i) alter or change the amount or kind of consideration to be delivered to the shareholders of Portsmouth in connection with the Share Exchange, (ii) adversely affect the tax treatment to the shareholders of Portsmouth as a result of receiving such consideration in the Share Exchange, or (iii) materially impede or delay receipt of any approval referred to in Section 4.1 or 4.3 hereof or the consummation of the Transactions.

     (d) Immediately prior to the Closing, the Portsmouth Entities will supplement or amend their prior disclosures to the CFX Entities pursuant to this Reorganization Agreement, including without limitation all Previously Disclosed documents and information, with respect to any matter hereafter arising which, at the Closing Date, would be required to be Previously Disclosed to the CFX Entities if this Reorganization Agreement were dated as of the Closing Date, or which is necessary to correct any Previously Disclosed document or information which was inaccurate at the time it was made. No such supplement or amendment shall have any effect for the purpose of determining satisfaction of the conditions set forth in Article 5 hereof or the compliance by either of the Portsmouth Entities with the covenants set forth in this Section 4.7.

4.8.  CLOSING; EFFECTIVE DATE

     The Transactions shall be consummated at a closing (the "Closing") to be held at the offices of CFX, 102 Main Street, Keene, New Hampshire, at 10:00 a.m. on the first business day that is at least 20 calendar days after the date on which the last of all required approvals for the Transactions has been obtained and the last of all required waiting periods under such approvals has expired, or at such other place, date and time as the Parties may mutually agree upon (the "Closing Date"), with the Transactions to be consummated in such order and after such intermediate steps as CFX may specify; provided, however, that the order and any intermediate steps shall not (i) alter or change the amount or kind of consideration to be delivered to the shareholders of Portsmouth in connection with the Share Exchange, (ii) adversely affect the tax treatment to the shareholders of Portsmouth as a result of receiving such consideration in the Share Exchange, or (iii) materially impede or delay receipt of any approval referred to in Section 4.1 or 4.3 hereof or the consummation of the Transactions. The Transactions shall be effective at the times and on the dates specified in the certificates or articles of merger or share exchange to be filed with the appropriate New Hampshire state authorities as contemplated by the Transaction Documents. For purposes of this Reorganization Agreement, the term "Effective Date" shall mean the effective time and date of the Share Exchange specified in the articles of share exchange to be filed with the appropriate New Hampshire state authorities as contemplated by the Plan of Exchange.

4.9.  AFFILIATES

     (a) The Parties shall cooperate and use their reasonable best efforts to identify those persons who may be deemed to be "affiliates" of Portsmouth within the meaning of Rule 145 promulgated by the SEC under the Securities Act and for purposes of qualifying the Share Exchange for "pooling of interests" accounting treatment. Portsmouth shall use its reasonable best efforts to cause each person so identified to deliver to

CFX, no later than 30 days prior to the Effective Date, a written agreement providing that such person will not dispose of any CFX Common Stock received in the Share Exchange except in compliance with the Securities Act, the rules and regulations promulgated thereunder and the SEC's rules relating to pooling of interests accounting treatment. Shares of CFX Common Stock issued to such affiliates in exchange for Portsmouth Common Stock shall not be transferable until such time as financial results covering at least 30 days of combined operations of CFX and Portsmouth have been published within the meaning of
Section 201.01 of the SEC's Codification of Financial Reporting Policies, regardless of whether each such affiliate has provided the written agreement referred to in this section.

     (b) CFX shall use its reasonable best efforts to publish no later than 25 days after the end of the first calendar quarter in which there are at least 30 days of combined operations following consummation of the Transactions (which calendar quarter may be the calendar quarter in which the Effective Date occurs), combined sales and net income figures as contemplated by and in accordance with the terms of SEC Accounting Series Release No. 135.

4.10.  PORTSMOUTH EMPLOYEES; DIRECTORS AND MANAGEMENT

     (a) All employees of the Portsmouth Entities as of the Effective Date shall become employees of one or more of the CFX Entities, as determined by CFX, as of the Effective Date. Nothing in the Transaction Documents shall give any employee of the Portsmouth Entities a right to continuing employment with the CFX Entities after the Effective Date. As soon as practicable after the Effective Date, CFX shall provide or cause to be provided to all employees of the Portsmouth Entities who remain employed by the CFX Entities after the Effective Date with employee benefits (including without limitation the severance benefits provided for in CFX's termination guidelines in the form previously provided by CFX to Portsmouth) which, in the aggregate, are no less favorable than those generally afforded to other employees of the CFX Entities holding similar positions, subject to the terms and conditions under which those employee benefits are made available to such employees; provided that (1) for purposes of determining eligibility for and vesting of such employee benefits only (and not for pension benefit accrual purposes), service with Portsmouth prior to the Effective Date shall be treated as service with an "employer" to the same extent as if such persons had been employees of the CFX Entities, and (2) this Section 4.10(a) shall not be construed to limit the ability of the CFX Entities to terminate the employment of any employee or to review employee benefits programs from time to time and to make such changes as they deem appropriate. In addition, the benefits listed in Section 4.10(a) of Portsmouth's Previously Disclosed letter, dated as of the date hereof, as being continuing benefits shall be continued notwithstanding that such benefits may not be provided to other CFX employees.

     (b) Prior to or at the Effective Date, three directors of Portsmouth to be designated by Portsmouth, after consultation with and the consent of CFX (which consent shall not be unreasonably withheld), shall be elected to the Board of Directors of CFX effective upon the Effective Date, shall be divided evenly among the classes, and shall be nominated for re-election, if at all, pursuant to CFX's then existing policies and procedures (provided that one of the three directors to be designated by Portsmouth shall serve as a director of CFX for one year only and shall not be nominated for re-election).

     (c) Prior to or at the Effective Date, two directors of Portsmouth to be designated by Portsmouth, after consultation with and the consent of CFX and CFX Bank (which consent shall not be unreasonably withheld), shall be elected to the Board of Trustees of CFX Bank effective upon the Effective Date and shall be nominated for re-election, if at all, pursuant to CFX Bank's then existing policies and procedures.

     (d) From and after the Effective Date, the appropriate CFX Entity shall assume and honor in accordance with their terms all employment agreements Previously Disclosed by Portsmouth. CFX agrees that the consummation of the Transactions constitutes a "change in control" as defined in such employment agreements. The provisions of this Section 4.10(d) are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each officer covered by such employment agreements and his or her heirs and representatives.

     (e) Prior to the Effective Date, the Portsmouth Entities shall cause the waiver or release, at an aggregate expense not to exceed $240,000, by any present director of either Portsmouth Entity who has any right or interest, including the right to receive compensation or other payment, under any director retirement plan of either Portsmouth Entity or with respect to service on any advisory board of either Portsmouth Entity.

     (f) From and after the Effective Date, CFX shall indemnify persons who served as directors and officers of Portsmouth on or before the Effective Date in accordance with and subject to the provisions of Portsmouth's Articles of Incorporation and By-laws Previously Disclosed to CFX. From and after the Effective Date, CFX will cause the persons who served as directors or officers of Portsmouth on or before the Effective Date to be covered by Portsmouth's existing directors' and officers' liability insurance policy (or policies of at least the same coverage and amounts and containing terms and conditions which are not less advantageous than such policy); provided that no such person shall be entitled to insurance coverage more favorable than that provided to the person in such capacity at the date hereof with respect to acts or omissions resulting from the person's service as such on or prior to the Effective Date, and provided further that CFX shall not be required to expend with respect to any year of coverage more than 150 percent of the current per annum amount expended by Portsmouth to maintain or procure insurance coverage pursuant hereto. Such insurance coverage shall commence on the Effective Date and will be provided for a period of no less than six years after the Effective Date.

                                   ARTICLE 5.

                              CONDITIONS PRECEDENT

5.1.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ALL THE PARTIES

     The respective obligations of the Parties to effect the Transactions shall be subject to satisfaction or waiver of the following conditions at or prior to the Closing Date:

          (a) All corporate action necessary to authorize the execution, delivery and performance of the Transaction Documents and the consummation of the Transactions shall have been duly and validly taken;

          (b) The Parties shall have received all regulatory approvals required or mutually deemed necessary in connection with the Transactions, all notice periods and waiting periods required after the granting of any such approvals shall have passed and all conditions contained in any such approval required to have been satisfied prior to consummation of the Transactions shall have been satisfied, provided that no such approval shall have imposed any condition or requirement not reasonably foreseen as of the date of this Agreement that would, in the reasonable good faith opinion of the Board of Directors of CFX, materially and adversely affects the anticipated economic and business benefits to CFX of the Transactions as to render consummation of the Transactions inadvisable, provided that no condition or requirement that relates primarily to regulatory matters existing at the date hereof with respect to CFX's business or activities shall be deemed to affect the business, operations, financial condition, property or assets of the combined enterprise or of Portsmouth or otherwise materially impair the value of Portsmouth to CFX;

          (c) One of the following shall have occurred:

             (i) a Registration Statement (including any post-effective amendment thereto) shall have been filed with the SEC and shall be effective under the Securities Act, and no proceeding shall be pending or to the knowledge of CFX threatened by the SEC to suspend the effectiveness of such Registration Statement;

             (ii) the Parties shall have received a "no-action" letter from the staff of the SEC stating that, by reason of the exemption afforded by
        Section 3(a)(10) of the Securities Act, it will not recommend any enforcement action to the SEC with respect to the issuance of CFX Common Stock in exchange for Portsmouth Common Stock in connection with the Share Exchange without registration thereof under the Securities Act and that such shares do not constitute "restricted securities"; or

             (iii) the Parties shall have received an opinion of counsel to CFX reasonably satisfactory to the Parties to the effect that the issuance of CFX Common Stock in exchange for Portsmouth Common Stock in connection with the Share Exchange is exempt from the registration provisions of the Securities Act by reason of the exemption afforded by
        Section 3(a)(10) thereof and that such shares do not constitute "restricted securities";

          (d) CFX shall have received all state securities or "Blue Sky" permits or other authorizations, or confirmations as to the availability of an exemption from registration requirements as may be necessary;

          (e) To the extent that any lease, license, loan, financing agreement or other contract or agreement to which Portsmouth is a party requires the consent of or waiver from the other party thereto as a result of the Transactions, such consent or waiver shall have been obtained, unless the failure to obtain such consents or waivers, individually or in the aggregate, would not have a Material Adverse Effect on the Portsmouth Entities;

          (f) None of the Parties shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the Transactions;

          (g) The shares of CFX Common Stock that may be issued in the Share Exchange shall have been approved for listing on the AMEX, subject to official notice of issuance; and

          (h) Portsmouth and CFX shall have received an opinion of Arnold & Porter, reasonably satisfactory to tax counsel for Portsmouth, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing on the Effective Date:

             1. the Share Exchange shall either constitute a reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code or be treated as part of a reorganization within the meaning of
        Section 368(a) of the Code;

             2. no gain or loss will be recognized by a shareholder of Portsmouth who exchanges all of the shareholder's Portsmouth Common Stock solely for CFX Common Stock in the Share Exchange (except with respect to cash received in lieu of a fractional share interest in CFX Common Stock);

             3. the tax basis of the CFX Common Stock received by a shareholder who exchanges all of the shareholder's Portsmouth Common Stock solely for CFX Common Stock in the Share Exchange will be the same as the tax basis of the Portsmouth Common Stock surrendered in exchange therefor (reduced by any amount allocable to a fractional share interest for which cash is received); and

             4. the holding period of the shares of CFX Common Stock to be received by a shareholder of Portsmouth will include the period during which such shareholder held the shares of Portsmouth Common Stock surrendered in exchange therefor, provided the Portsmouth Common Stock surrendered is held as a capital asset on the Effective Date.

     Each Party shall provide, in writing, a statement of facts, representations and assumptions on which Arnold & Porter may rely in rendering its opinion, which facts, representations and assumptions shall reflect the state of facts existing on the Effective Date.

5.2.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PORTSMOUTH AND PORTSMOUTH BANK

     The obligations of Portsmouth and Portsmouth Bank to effect the Transactions shall be subject to satisfaction of the following additional conditions at or prior to the Closing Date unless waived by Portsmouth pursuant to Section 6.4 hereof:

          (a) The representations and warranties of CFX and CFX Bank set forth in Article 3 hereof shall be true and correct in all material respects as of the date of this Reorganization Agreement and as of the Closing Date as though made on and as of the Closing Date (or on the date when made in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated or permitted by this Reorganization Agreement or consented to in writing by Portsmouth;

          (b) CFX and CFX Bank shall have in all material respects performed all obligations and complied with all covenants required by the Transaction Documents prior to the Effective Date;

          (c) CFX and CFX Bank each shall have delivered to Portsmouth a certificate, dated the Closing Date and signed by its President or Chief Financial Officer to the effect that the conditions set forth in paragraphs
     (a) and (b) of this section have been satisfied; and

          (d) Portsmouth shall have received an opinion of Devine, Millimet & Branch, counsel to CFX, dated the Closing Date, as to such matters as Portsmouth may reasonably request with respect to the Transactions.

5.3.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CFX AND CFX BANK

     The respective obligations of CFX to effect the Transactions shall be subject to satisfaction of the following additional conditions at or prior to the Closing Date unless waived by CFX pursuant to Section 6.4 hereof:

          (a) The representations and warranties of Portsmouth and Portsmouth Bank set forth in Article 2 hereof shall be true and correct in all material respects as of the date of this Reorganization Agreement and as of the Closing Date as though made on and as of the Closing Date (or on the date when made in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated or permitted by this Reorganization Agreement or consented to in writing by CFX; provided, however, that (i) in determining whether or not the condition contained in this paragraph (a) shall be satisfied, no effect shall be given to any exceptions in such representations and warranties relating to materiality or Material Adverse Effect, and (ii) the condition contained in this paragraph (a) shall be deemed to be satisfied unless the failure of such representations and warranties to be so true and correct constitute, individually or in the aggregate, a Material Adverse Effect on Milford;

          (b) Portsmouth and Portsmouth Bank shall have, in all material respects, performed all obligations and complied with all covenants required by the Transaction Documents;

          (c) Portsmouth and Portsmouth Bank each shall have delivered to CFX a certificate, dated the Closing Date and signed by its President and Chief Executive Officer to the effect that the conditions set forth in paragraphs
     (a) and (b) of this section have been satisfied;

          (d) No event shall have occurred that shall preclude the Transactions from being accounted for as a pooling of interests;

          (e) The Rights issued pursuant to the Portsmouth Rights Agreement shall not have become nonredeemable, exercisable, distributed or triggered pursuant to the terms of such agreement (unless, in the case of a distribution or trigger, the effects can be cured by Portsmouth);

          (f) CFX shall have received from Shatswell, MacLeod & Co. a "comfort letter" dated not more than five days prior to (i) the effective date of the Registration Statement, if any, and, otherwise, the mailing date of the Proxy Statement, and (ii) the Closing Date, with respect to certain financial information regarding Portsmouth, in form and substance which is customary in transactions such as the Transactions; and

          (g) CFX shall have received an opinion of Hale and Dorr LLP, counsel to Portsmouth, dated the Closing Date, as to such matters as CFX may reasonably request with respect to the Transactions. In rendering such opinion, Hale and Dorr LLP may rely as to certain matters of New Hampshire law on an opinion of a law firm Previously Disclosed to CFX.

                                   ARTICLE 6.
                       TERMINATION, WAIVER AND AMENDMENT

6.1.  TERMINATION

     This Reorganization Agreement and the other Transaction Documents (other than the Stock Option Agreement, which shall be governed by the terms thereof) may be terminated, either before or after approval by the shareholders of CFX and Portsmouth:

          (a) At any time on or prior to the Effective Date, by the mutual consent in writing of the Parties;

          (b) At any time on or prior to the Closing Date, by CFX in writing, if Portsmouth or Portsmouth Bank has, or by Portsmouth in writing, if CFX or CFX Bank has, in any material respect, breached, and the Party seeking to terminate the Transaction Documents has not, in any material respect, breached (i) any covenant or agreement contained in the Transaction Documents, or (ii) any representation or warranty contained herein, and in either case if such breach has not been cured by the earlier of 30 days after the date on which written notice of such breach is given to the Party committing such breach or the Closing Date (unless the breach, by its nature, is curable within 30 days after the date of written notice thereof and such 30-day cure period extends beyond the Closing Date, in which case the Closing Date shall be delayed to permit the cure of the breach by the breaching Party within such 30-day cure period);

          (c) At any time, by any Party in writing, if the applications for prior approval or consents referred to in Section 4.3 hereof have been denied, and the time period for appeals and requests for reconsideration has run, or if any governmental entity of competent jurisdiction shall have issued a final non-appealable order enjoining or otherwise prohibiting the Transactions or any of them;

          (d) At any time, by any Party in writing, if the shareholders of CFX or Portsmouth do not approve the Transactions at the annual or special meetings duly called for that purpose;

          (e) By any Party in writing, if the Closing Date has not occurred by the close of business on February 13, 1998 (the "Termination Date"), unless the failure of the Closing to occur by such date shall be due to the failure of the Party seeking to terminate this Reorganization Agreement and the other Transaction Documents to perform or observe the covenants and agreements set forth herein, provided that the Termination Date may be extended until May 13, 1998 by any Party by written notice to the other Parties (given not later than January 13, 1998) if the Closing shall not have occurred because of failure to obtain approval from one or more regulatory authorities whose approval is required in connection with this Reorganization Agreement and the Transactions under circumstances in which neither party has the right to terminate this Reorganization Agreement pursuant to Section 6.1(c) hereof; or

          (f) By Portsmouth, if (i) the CFX Price (as that term is defined in the Plan of Exchange) is less than the Floor Price (as that term is defined in the Plan of Exchange), (ii) Portsmouth provides written notice to CFX prior to the third business day immediately preceding the Closing Date of its intent to terminate this Reorganization Agreement and the other Transaction Documents (other than the Stock Option Agreement) pursuant to this Section 6.1(f), and (iii) CFX does not elect prior to the close of business on the business day immediately preceding the Closing Date to increase the Exchange Ratio (as that term is defined in the Plan of Exchange) to the Cure Ratio (as that term is defined in the Plan of Exchange).

6.2.  EFFECT OF TERMINATION

     In the event this Reorganization Agreement and the other Transaction Documents are terminated pursuant to Section 6.1 hereof, the Transaction Documents (other than the Stock Option Agreement) shall become void and have no effect, except that (i) the provisions relating to confidentiality, expenses and governing law set forth in Sections 4.5, 7.1 and 7.7 hereof, respectively, shall survive any such termination and

(ii) a termination pursuant to Section 6.1(b)(i) shall not relieve the breaching Party from liability for an uncured willful breach of such covenant or agreement giving rise to such termination.

6.3.  NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

     All representations, warranties and covenants in this Reorganization Agreement and the other Transaction Documents or in any instrument delivered pursuant hereto or thereto shall expire on, and be terminated and extinguished at, the Effective Date other than covenants that by their terms are to survive or be performed after the Effective Date, provided that no such representations, warranties or covenants shall be deemed to be terminated or extinguished so as to deprive any Party (or any director, officer or controlling person thereof) of any defense in law or equity which otherwise would be available against the claims of any person, including, without limitation, any shareholder or former shareholder of either CFX or Portsmouth, the aforesaid representations, warranties and covenants being material inducements to the consummation by the Parties of the Transactions.

6.4.  WAIVER

     Except with respect to any required shareholder or regulatory approval, CFX and Portsmouth, respectively, by written instrument signed by an executive officer of such Party, may at any time (whether before or after approval of the Transaction Documents by the shareholders of CFX and Portsmouth) extend the time for the performance of any of the obligations or other acts of the Portsmouth Entities, on the one hand, or the CFX Entities, on the other hand, and may waive
(i) any inaccuracies of the Parties in the representations or warranties contained in the Transaction Documents or any document delivered pursuant hereto or thereto, (ii) compliance with any of the covenants, undertakings or agreements of the Parties, or satisfaction of any of the conditions precedent to its obligations, contained in the Transaction Documents, or (iii) the performance by such parties of any of its obligations set out herein or therein; provided, however, that, after any such approval by the shareholders of Portsmouth, no such modification shall (i) alter or change the amount or kind of consideration to be received by holders of Portsmouth Common Stock as provided in the Plan of Exchange, or (ii) adversely affect the tax treatment to Portsmouth shareholders as a result of the receipt of such consideration.

6.5.  AMENDMENT OR SUPPLEMENT

     The Transaction Documents may be amended or supplemented at any time by mutual agreement of the parties thereto. Any such amendment or supplement must be in writing and approved by their respective boards of directors and/or officers authorized thereby and shall be subject to the proviso in Section 6.4 hereof.

                                   ARTICLE 7.
                                 MISCELLANEOUS

7.1.  EXPENSES

     Each Party shall bear and pay all costs and expenses incurred by it in connection with the Transactions, including fees and expenses of its own financial consultants, accountants and counsel, except that CFX and Portsmouth each shall bear and pay 50 percent of all printing and mailing costs and filing fees associated with the Registration Statement, if required, and the Proxy Statements.

7.2.  ENTIRE AGREEMENT

     The Transaction Documents contain the entire agreement between the parties with respect to the Transactions and supersede all prior arrangements or understandings with respect thereto, written or oral, other than documents referred to herein or therein and the Confidentiality Agreement. The terms and conditions of the Transaction Documents shall inure to the benefit of and be binding upon the Parties and thereto and their respective successors. Except as specifically set forth in the Transaction Documents, nothing in the Transaction Documents, expressed or implied, is intended to confer upon any person, other than the Parties, and their respective successors, any rights, remedies, obligations or liabilities.

7.3.  NO ASSIGNMENT

     No Party may assign any of its rights or obligations under this Reorganization Agreement to any other person.

7.4.  NOTICES

     All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by facsimile transmission or overnight express or by registered or certified mail, postage prepaid, addressed as follows:

          If to Portsmouth or Portsmouth Bank:

           Portsmouth Bank Shares, Inc.
           333 State Street
           Portsmouth, N.H. 03802
           Attention: Mark E. Simpson
           Facsimile No.: 603-431-2322

          With a copy to:

           Hale and Dorr LLP
           60 State Street
           Boston, MA 02109
           Attention: Edward Young, Esquire
           Facsimile No.: 617-526-5000

          If to CFX or CFX Bank:
           CFX Corporation
           102 Main Street
           Keene, N.H. 03431
           Attention: Mark A. Gavin
           Facsimile No.: 603-358-5028

          With a copy to:

           Arnold & Porter
           555 Twelfth Street, N.W.
           Washington, D.C. 20004
           Attention: Steven Kaplan, Esquire
           Facsimile No.: 202-942-5999

7.5.  CAPTIONS

     The captions contained in this Reorganization Agreement are for reference purposes only and are not part of this Reorganization Agreement.

7.6.  COUNTERPARTS

     This Reorganization Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

7.7.  GOVERNING LAW

     This Reorganization Agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire applicable to agreements made and entirely to be performed within such jurisdiction, except to the extent federal law may be applicable.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement and Plan of Reorganization to be executed in counterparts by their duly authorized officers and their corporate seal to be hereunto affixed and attested by their officers thereunto duly authorized, all as of the day and year first above written.

                                          PORTSMOUTH BANK SHARES, INC.

                                          By: /s/ HARRY R. HART
                                            ------------------------------------
                                            Harry R. Hart
                                            President and Chief Executive
                                              Officer

                                          PORTSMOUTH SAVINGS BANK

                                          By: /s/ HARRY R. HART
                                            ------------------------------------
                                            Harry R. Hart
                                            Chairman and Chief Executive Officer

                                          CFX CORPORATION

                                          By: /s/ PETER J. BAXTER
                                            ------------------------------------
                                            Peter J. Baxter,
                                            President and Chief Executive
                                              Officer

                                          CFX BANK

                                          By: /s/ PETER J. BAXTER
                                            ------------------------------------
                                            Peter J. Baxter,
                                            President and Chief Executive
                                              Officer

                                    ANNEX A
                             PLAN OF SHARE EXCHANGE

     PURSUANT TO THIS PLAN OF SHARE EXCHANGE (this "Plan of Exchange"), dated as of February 13, 1997, CFX CORPORATION ("CFX"), a New Hampshire corporation, shall, subject to the terms and conditions specified herein and in a related Agreement and Plan of Reorganization dated as of even date herewith (the "Reorganization Agreement"), acquire through a share exchange all the outstanding shares of PORTSMOUTH BANK SHARES, INC. ("Portsmouth"), a New Hampshire corporation.

                                   ARTICLE 1.
                                 SHARE EXCHANGE

     1.1. On the Effective Date (as hereinafter defined), each share of common stock of Portsmouth, par value $0.10 per share ("Portsmouth Common Stock"), outstanding immediately prior to the Effective Date (except as provided in Paragraphs 4, 7 and 8 of this Article), including each attached right issued pursuant to the Portsmouth Rights Agreement (as defined in Section 2.1(a) of the Reorganization Agreement), shall be converted without any action on the part of the holder thereof into an amount of common stock, par value $0.66 2/3 per share, of CFX ("CFX Common Stock") equal to one share multiplied by the Exchange Ratio as determined below (rounded to the nearest four decimal places).

     1.2. As used herein, the term "CFX Price" shall mean the average closing price of CFX Common Stock on the American Stock Exchange (as reported by The Wall Street Journal) for the ten consecutive trading days ending on the business day before the date on which the last regulatory approval required to consummate the transactions contemplated by this Plan of Exchange and the Reorganization Agreement is obtained.

     1.3.  For purposes of this Plan of Exchange, the Exchange Ratio shall be:

          (a) 0.9500, if the CFX Price is greater than $17.375;

          (b) $16.50 ? the CFX Price, if the CFX Price is greater than $15.70 and is no greater than $17.375; or

          (c) 1.0500, if the CFX Price is no greater than $15.70; provided, however, that the Exchange Ratio shall be $14.91 ? the CFX Price (the "Cure Ratio"), if the CFX Price is $14.20 (the "Floor Price") or less and CFX has elected to increase the Exchange Ratio in accordance with Section 6.1(f) of the Reorganization Agreement.

     1.4. On the Effective Date, all shares of Portsmouth Common Stock held in the treasury of Portsmouth or owned beneficially by any subsidiary of Portsmouth other than in a fiduciary capacity or in connection with a debt previously contracted and all shares of Portsmouth Common Stock owned by CFX or owned beneficially by any subsidiary of CFX other than in a fiduciary capacity or in connection with a debt previously contracted shall be canceled and no cash, stock or other property shall be delivered in exchange therefor.

     1.5. (a) Prior to the Effective Date, CFX shall appoint a bank, trust company or other stock transfer agent selected by CFX as the exchange agent (the "Exchange Agent") to effect the exchange of certificates evidencing shares of Portsmouth Common Stock (any such certificate being hereinafter referred to as a "Certificate") for shares of CFX Common Stock to be received in the share exchange. On the Effective Date, CFX shall have granted the Exchange Agent the requisite power and authority to effect for and on behalf of CFX the issuance of the number of shares of CFX Common Stock issuable in the share exchange.

     (b) Within five business days after the Effective Date, the Exchange Agent shall mail to each holder of record of Portsmouth Common Stock as of the Effective Date a notice of consummation of the share exchange and a form of transmittal letter pursuant to which each such shareholder shall transmit the Certificate or Certificates, or, in lieu thereof, such evidence of lost, stolen or mutilated Certificate or Certificates and such surety bond as the Exchange Agent may reasonably require in accordance with customary exchange practices. Portsmouth shareholders who satisfy such requirements for lost, stolen or mutilated certificates shall for purposes of the exchange procedures set forth herein be deemed to have submitted Certificates for Portsmouth Common Stock. As soon as practicable after surrender of such Certificate to the Exchange Agent with a properly completed transmittal letter, the Exchange Agent will promptly mail by first class mail to such shareholder a certificate or certificates representing the number of full shares of CFX Common Stock into which the shares of Portsmouth Common Stock evidenced by the Certificate surrendered shall have been converted pursuant to this Plan of Exchange.

     (c) The Exchange Agent shall accept such Certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with customary exchange practices. Until so surrendered, each Certificate shall be deemed for all purposes to evidence ownership of the number of shares of CFX Common Stock into which the shares represented by such Certificates have been changed or converted as aforesaid. No dividends or other distributions declared after the Effective Date with respect to CFX Common Stock shall be paid to the holder of any unsurrendered Certificate until the holder thereof shall surrender such Certificate in accordance with this Article I. After the surrender of a Certificate in accordance with this Article I, the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to shares of CFX Common Stock represented by such Certificate.

     (d) No transfer taxes shall be payable by any shareholders of Portsmouth in respect of the issuance of certificates for CFX Common Stock and no expenses shall be imposed on any shareholder of Portsmouth in connection with the conversion of shares of Portsmouth Common Stock into shares of CFX Common Stock and the delivery of such shares to the former holder of Portsmouth Common Stock entitled thereto, except that, if any certificate for shares of CFX Common Stock is to be issued in a name other than that in which a certificate or certificates for shares of Portsmouth Common Stock surrendered shall have been registered, it shall be a condition to such issuance that the person requesting such issuance shall pay to CFX any transfer taxes payable by reason thereof or of any prior transfer of such surrendered certificate or certificates or establish to the reasonable satisfaction of the Exchange Agent that such taxes have been paid or are not payable.

     (e) Certificates surrendered for exchange by any person who is an "affiliate" of Portsmouth for purposes of Rule 145(c) under the Securities Act of 1933, as amended, shall not be exchanged for certificates representing shares of CFX Common Stock until CFX has received the written agreement of such person contemplated by Section 4.9 of the Reorganization Agreement. If any certificate for shares of Portsmouth Common Stock is to be issued in a name other than that in which a certificate surrendered for exchange is issued, the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and the person requesting such exchange shall affix any requisite stock transfer tax stamps to the certificate surrendered or provide funds for their purchase or establish to the reasonable satisfaction of CFX or its agent that such taxes are not payable.

     1.6. Upon the Effective Date, the stock transfer books of Portsmouth shall be closed and no transfer of Portsmouth Common Stock shall thereafter be made or recognized. Any other provision of this Plan of Exchange notwithstanding, neither CFX or its agent nor any party to the share exchange shall be liable to a holder of Portsmouth Common Stock for any amount paid or property delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar law.

     1.7. In the event that, between the date hereof and prior to the Effective Date, the outstanding shares of CFX Common Stock or Portsmouth Common Stock shall have been increased, decreased or changed into or exchanged for a different number or kind of shares or securities by reorganization, recapitalization, reclassification, stock split or other like changes in the capitalization of CFX or Portsmouth, or if a stock dividend is declared on CFX Common Stock or Portsmouth Common Stock with a record date within such period, then an appropriate and proportionate adjustment shall be made in the number and kind of shares of CFX Common Stock to be thereafter delivered pursuant to this Plan of Exchange, and the dollar amounts and the Exchange Ratio set forth in
Section 3 of this Article I, so that each shareholder of Portsmouth shall be entitled to receive such number of shares of CFX Common Stock or other securities as such shareholder would have received pursuant to such reorganization, recapitalization, reclassification, stock split, exchange or shares or readjustment or other like changes in the capitalization of CFX or Portsmouth, or as a result of a stock dividend on CFX Common Stock or Portsmouth Common Stock, had the record date therefor been immediately following the Effective Date.

     1.8. Notwithstanding any other provision hereof, each holder of shares, or of options to purchase shares, of Portsmouth Common Stock who would otherwise have been entitled to receive a fraction of a share of CFX Common Stock (after taking into account all Certificates delivered by such holder or all shares such holder is entitled to receive in accordance with Article III hereof) shall receive (by check from the Exchange Agent, mailed to the shareholder with the certificate(s) for CFX Common Stock which such holder is to receive pursuant to the share exchange), in lieu thereof, cash in an amount equal to such fractional part of a share of CFX Common Stock multiplied by the "market value" of such Common Stock. The "market value" of one share of CFX Common Stock shall be the closing price of CFX Common Stock on the American Stock Exchange (as reported by The Wall Street Journal) on the last business day preceding the Effective Date. No such holder shall be entitled to dividends, voting rights or any other shareholder right in respect of any fractional share.

     1.9. On the Effective Date, the share exchange contemplated hereby shall have the effect set forth in Section 293-A:11.06 of the New Hampshire Revised Statutes Annotated.

                                   ARTICLE 2.
                               DISSENTERS' RIGHTS

     Notwithstanding anything in this Plan of Exchange to the contrary and unless otherwise provided by applicable New Hampshire law, shares of Portsmouth Common Stock that are issued and outstanding immediately prior to the Effective Date and that are owned by stockholders who, pursuant to applicable New Hampshire law, (1) deliver to Portsmouth before the taking of the vote of Portsmouth's stockholders on the Plan of Exchange a written notice of their intent to demand payment for their shares of Portsmouth Common Stock if the share exchange is effectuated, and (2) do not vote their shares in favor of this Plan of Exchange (the "Dissenting Shares"), shall not be converted into the right to receive, or be exchangeable for, shares of CFX Common Stock, but, instead, the holders of such Dissenting Shares shall be entitled to payment of the fair value of such Dissenting Shares, plus accrued interest, in accordance with applicable New Hampshire law. If any holders of Portsmouth Common Stock shall have failed to perfect or shall have effectively withdrawn, waived or lost the right to dissent from the share exchange and to receive the fair value of such shares as provided under applicable New Hampshire law, the shares of Portsmouth Common Stock held by such holder shall be deemed to have been converted into and be exchangeable for shares of CFX Common Stock on the Effective Date.

                                   ARTICLE 3.
                                 STOCK OPTIONS

     On the Effective Date, Portsmouth's obligations with respect to stock options granted under its Revised 1987 Stock Option and Stock Appreciation Rights Plan (the "Option Plan") shall be assumed by CFX and each stock option outstanding under the Option Plan shall become the right to receive (except as provided in Paragraph 8 of Article I hereof), upon payment of the exercise price, the number of shares of CFX Common Stock equal to the number of shares of Portsmouth Common Stock subject to such option multiplied by the Exchange Ratio as determined pursuant to Section 3 of Article I hereof; provided that (1) in respect of any stock option which is an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), the conversion hereinabove provided for shall comply with the requirements of Section 424(a) of the Code, including the requirement that such converted options shall not give to the holder thereof any benefits additional to those which such holder had prior to such conversion under the option as originally granted, and (2) under no circumstances shall CFX have any responsibility or liability with respect to any stock appreciation rights referred to in connection with grants of stock options under the Option Plan.

                                   ARTICLE 4.
                      EFFECTIVE DATE OF THE SHARE EXCHANGE

     Articles of share exchange evidencing the transactions contemplated herein shall be delivered to the New Hampshire Secretary of State in accordance with applicable New Hampshire law. The share exchange contemplated hereby shall be effective at the time and on the date specified in such articles of share exchange (such date and time being herein referred to as the "Effective Date").

                                   ARTICLE 5.
                              CONDITIONS PRECEDENT

     The obligations of CFX and Portsmouth to effect the share exchange as herein provided shall be subject to satisfaction, unless duly waived, of the conditions set forth in the Reorganization Agreement.

                                   ARTICLE 6.
                                  TERMINATION

     Anything contained in this Plan of Exchange to the contrary notwithstanding, and notwithstanding the adoption hereof by the shareholders of Portsmouth, this Plan of Exchange may be terminated and the share exchange abandoned as provided in the Reorganization Agreement.

                                   ARTICLE 7.
                                 MISCELLANEOUS

     7.1. This Plan of Exchange may be amended or supplemented at any time prior to its Effective Date by mutual agreement of CFX and Portsmouth. Any such amendment or supplement must be in writing and approved by their respective Boards of Directors and/or by officers authorized thereby and shall be subject to the proviso in Section 6.4 of the Reorganization Agreement.

     7.2. Any notice or other communication required or permitted under this Plan of Exchange shall be given, and shall be effective, in accordance with the provisions of the Reorganization Agreement.

     7.3. The headings of the several Articles herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Plan of Exchange.

     7.4. This Plan of Exchange shall be governed by and construed in accordance with the laws of New Hampshire applicable to the internal affairs of Portsmouth and CFX.

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Reorganization Agreement"), dated as of March 24, 1997, is by and among COMMUNITY BANKSHARES, INC. ("Community"), a New Hampshire corporation, CONCORD SAVINGS BANK ("Concord Bank"), a New Hampshire state-chartered savings bank, CENTERPOINT BANK, a New Hampshire state-chartered commercial bank (Concord Bank and Centerpoint Bank being referred to together herein as the "Community Banks"), CFX CORPORATION ("CFX"), a New Hampshire corporation, and CFX BANK, a New Hampshire state-chartered savings bank.

                                   WITNESSETH

     WHEREAS, the parties hereto desire to combine their respective businesses on the terms and subject to the conditions of this Reorganization Agreement;

     WHEREAS, the parties hereto desire that CFX acquire all the outstanding shares of capital stock of Community, including each attached right issued pursuant to the Community Rights Agreement (as defined below), through an exchange (the "Share Exchange") of shares of CFX Common Stock (as defined below) for the issued and outstanding shares of Community Common Stock (as defined below) pursuant to a Plan of Share Exchange (the "Plan of Exchange") in the form attached hereto as Annex A;

     WHEREAS, the parties desire that, following the Share Exchange, Community shall be merged (the "Holding Company Merger") with and into CFX, pursuant to a merger agreement or plan of merger (the "Merger Agreement") in a form to be specified by CFX and reasonably satisfactory to Community and consistent with the terms of this Reorganization Agreement;

     WHEREAS, the parties desire that, following the consummation of the Holding Company Merger, the Community Banks, wholly owned subsidiaries of Community, shall be merged (the "Bank Merger") with and into CFX Bank, a wholly-owned subsidiary of CFX, pursuant to an Agreement and Plan of Merger (the "Plan of Merger") in the form attached hereto as Annex B;

     WHEREAS, in connection with the execution of this Reorganization Agreement, Community and CFX have entered into a Stock Option Agreement (the "Stock Option Agreement") dated as of even date herewith pursuant to which Community will grant CFX the right to purchase certain shares of Community Common Stock; and

     WHEREAS, the parties hereto desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with Share Exchange, the Holding Company Merger, the Bank Merger and the other transactions (collectively, the "Transactions") contemplated by this Reorganization Agreement, the Plan of Exchange, the Merger Agreement, the Plan of Merger and the Stock Option Agreement (collectively, the "Transaction Documents");

     WHEREAS, it is intended that all of the parties hereto except Centerpoint Bank shall execute this Reorganization Agreement on the date first above written, with Centerpoint Bank to execute this Reorganization Agreement, as promptly thereafter as practicable, as provided in Section 4.7(d) hereof;

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

                                   ARTICLE 1

                              CERTAIN DEFINITIONS

     1.1.  "AMEX" shall mean the American Stock Exchange, Inc.

     1.2. "BHC Act" shall mean the Bank Holding Company Act of 1956, as amended.

     1.3.  "CFX Entities" shall mean CFX and the CFX Subsidiaries.

     1.4. "CFX Financial Statements" shall mean (i) the consolidated balance sheets of CFX as of September 30, 1996 and as of December 31, 1995 and 1994 and the related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) for the nine months ended September 30, 1996 and each of the three years ended December 31, 1995, 1994 and 1993 as filed by CFX in SEC Documents, together with the consolidated balance sheet of CFX and the related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) as of and for the period ended December 31, 1996, as delivered to Community prior to the date hereof and (ii) the consolidated balance sheets of CFX and related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) as filed by CFX in SEC Documents with respect to periods ended subsequent to September 30, 1996.

     1.5. "Closing Date" shall mean the date specified pursuant to Section 4.8 hereof as the date on which the Parties shall close the Transactions.

     1.6.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.7.  "Commissioner" shall mean the New Hampshire State Bank Commissioner.

     1.8. "Community Entities" shall mean Community and the Community Subsidiaries.

     1.9. "Community Financial Statements" shall mean (i) the consolidated balance sheets of Community as of September 30, 1996 and as of December 31, 1995 and 1994 and the related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) for the nine months ended September 30, 1996 and each of the three years ended December 31, 1995, 1994 and 1993 as filed by Community in SEC Documents, together with the consolidated balance sheet of Community and the related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) as of and for the period ended December 31, 1996, as delivered to CFX prior to the date hereof and (ii) the consolidated balance sheets of Community and related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) as filed by Community in SEC Documents with respect to periods ended subsequent to September 30, 1996.

     1.10.  "Effective Date" shall mean the date specified pursuant to Section
4.8 hereof as the effective date of the Share Exchange.

     1.11. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     1.12. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.13.  "FDIA" shall mean the Federal Deposit Insurance Act.

     1.14.  "FDIC" shall mean the Federal Deposit Insurance Corporation.

     1.15. "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System or any appropriate Federal Reserve Bank.

     1.16. "Intellectual Property" means domestic and foreign letters patent, patents, patent applications, patent licenses, software licensed or owned, know-how, know-how licenses, trade names, common law and other trademarks, service marks, licenses of trademarks, trade names and/or service marks, trademark registrations and applications, service mark registrations and applications and copyright registrations and applications.

     1.17. "Investment Company Act" means the Investment Company Act of 1940, as amended.

     1.18. "Material Adverse Effect" shall mean, with respect to Community or CFX, as the case may be, a material adverse effect on (A) the business, results of operations or financial condition of such party and its subsidiaries taken as a whole (provided, however, that the following shall not constitute or contribute to a Material Adverse Effect: (i) changes in the financial condition, business, or results of operations of a person resulting directly or indirectly from (1) changes in interest rates (provided that Community is in compliance with its asset/liability management policy as Previously Disclosed to CFX, as the same may be revised thereafter with CFX's concurrence), or (2) changes in state and federal regulations or legislation affecting New Hampshire banks; or
(ii) matters related to changes in federal, state or local tax laws or changes in federal, state or local tax status, characteristics, or attributes or the ability to use such attributes); or (B) the ability of any Party to perform its obligations under, and to consummate the transactions contemplated by, the Transaction Documents.

     1.19.  "Parties" shall mean CFX, CFX Bank, Community and the Community
Banks.

     1.20. "Previously Disclosed" shall mean disclosed prior to the execution hereof in (i) an SEC Document filed with the SEC subsequent to December 31, 1995 and prior to the date hereof, or (ii) a letter dated of even date herewith from the Party making such disclosure and delivered to the other Parties prior to the execution hereof.

     1.21. "Proxy Statement" shall mean the proxy statement/prospectus (or similar documents) together with any supplements thereto sent to the shareholders of CFX or Community to solicit their votes in connection with this Reorganization Agreement and the Plan of Exchange.

     1.22. "Registration Statement" shall mean the registration statement with respect to the CFX Common Stock to be issued in connection with the Share Exchange as declared effective by the SEC under the Securities Act, if required.

     1.23. "Rights" shall mean subscriptions, warrants, options, rights, calls, agreements, understandings or commitments of any character calling for the transfer, purchase, issuance or disposition of, or representing the right to purchase, acquire, subscribe to or otherwise receive any shares of capital stock, or any securities convertible into or representing the right to purchase, acquire, subscribe to or otherwise receive any shares of capital stock, or any stock appreciation rights, performance units and other similar stock-based rights whether they obligate the issuer thereof to issue stock or other securities or to pay cash.

     1.24.  "SEC" shall mean the Securities and Exchange Commission.

     1.25. "SEC Documents" shall mean all reports and registration statements filed, or required to be filed, by a Party pursuant to the Securities Laws.

     1.26.  "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.27. "Securities Laws" shall mean the Securities Act; the Exchange Act; the Investment Company Act; the Investment Advisers Act of 1940, as amended; the Trust Indenture Act of 1939, as amended; and the rules and regulations of the SEC promulgated thereunder.

     Other terms used herein are defined in the preamble and the recitals to this Reorganization Agreement and in Articles II, III and IV hereof.

                                   ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES OF COMMUNITY
                            AND THE COMMUNITY BANKS

     Community and the Community Banks hereby represent and warrant to CFX and CFX Bank that, except as Previously Disclosed:

2.1.  CAPITAL STRUCTURE OF COMMUNITY

     (a) The authorized capital stock of Community consists solely of 3,000,000 shares of common stock, par value $1.00 per share ("Community Common Stock"), and 1,000,000 shares of preferred stock, par value $1.00 per share ("Community Preferred Stock"). There are 2,465,237 shares of Community Common Stock issued and outstanding, no shares of Community Common Stock held in its treasury, no shares of Community Preferred Stock issued and outstanding, and no shares of Community Preferred Stock held in its treasury. No shares of Community Common Stock or Community Preferred Stock are reserved for issuance, except that (i) 36,924 shares of Community Common Stock are reserved for issuance under Community's employee stock purchase plans (the "Community Stock Purchase Plans"), (ii) 143,781 shares of Community Common Stock are reserved for issuance upon the exercise of stock options heretofore granted pursuant to Community's stock option plans (the "Community Stock Option Plans") and (iii) 24,653 shares of Community Preferred Stock are reserved for issuance upon the exercise of rights pursuant to the Rights Agreement dated as of October 31, 1989 between Community and the First National Bank of Boston (the "Community Rights Agreement").

     (b) Except for shares of Community Common Stock subject to purchase under the Community Stock Purchase Plans or subject to options under the Community Stock Option Plans as Previously Disclosed and to the Stock Option Agreement and shares of Community Preferred Stock subject to the Community Rights Agreement, Community is not bound by any outstanding Rights. Except for the Community Rights Agreement and the Stock Option Agreement, there are no agreements, understandings or commitments to which Community is a party with respect to the voting of any shares of Community Common Stock or which restrict the transfer of such shares.

     (c) All outstanding shares of Community's capital stock have been duly issued and are validly outstanding, fully paid and nonassessable. None of the shares of Community's capital stock has been issued in violation of the preemptive rights of any person. All options granted under the Community Stock Option Plans have become fully exercisable in accordance therewith or in accordance with certain change in control agreements that have been Previously Disclosed.

2.2.  ORGANIZATION, STANDING AND AUTHORITY OF COMMUNITY

     Community is a duly organized corporation, validly existing and in good standing under the laws of New Hampshire, with full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Community. Community is registered as a bank holding company under the BHC Act.

2.3. OWNERSHIP AND CAPITAL STRUCTURE OF THE COMMUNITY SUBSIDIARIES

     (a) Community does not own, directly or indirectly, 5 percent or more of the outstanding capital stock or other voting securities of any corporation, bank or other organization, except as Previously Disclosed (collectively, the "Community Subsidiaries" and individually a "Community Subsidiary").

     (b) The authorized and issued capital stock of each of the Community Subsidiaries has been Previously Disclosed.

     (c) The outstanding shares of capital stock of each Community Subsidiary are validly issued and outstanding, fully paid and nonassessable and all such shares are directly or indirectly owned by Community free and clear of all liens, claims and encumbrances, subject, in the case of Concord Bank, to the Distribution and Liquidation Account (the "Liquidation Account") established by Concord in connection with its conversion from mutual to stock form and maintained pursuant to Article 7 of Concord Bank's Amended and Restated Charter. No Community Subsidiary is bound by any Rights with respect to its capital securities and there are no agreements, understandings or commitments relating to the right of Community to vote or dispose of said shares. None of the shares of capital stock of any Community Subsidiary has been issued in violation of the preemptive rights of any person whose cause of action is not time barred by any applicable statute of limitations. Concord Bank has established and maintained the Liquidation Account in accordance with all applicable laws and regulations.

2.4.  ORGANIZATION, STANDING AND AUTHORITY OF THE COMMUNITY SUBSIDIARIES

     Each of the Community Subsidiaries is a corporation, savings bank or commercial bank duly organized, validly existing and in good standing under the laws of New Hampshire with full power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Community. Neither of the Community Banks engages in any activities other than those expressly authorized to it by applicable New Hampshire and federal banking laws, including without limitation the regulations of the FDIC under Section 24 of the FDIA. Each of the Community Banks is a member in good standing of the Federal Home Loan Bank of Boston and owns the requisite amount of stock therein. The deposits of each of the Community Banks are insured by the Bank Insurance Fund of the FDIC in accordance with the FDIA, and each of the Community Banks has paid all assessments that have come due and has filed all reports required by the FDIA.

2.5.  AUTHORIZED AND EFFECTIVE AGREEMENT

     (a) Community has all requisite corporate power and authority to enter into and perform all its obligations under the Transaction Documents to which Community is a party. The adoption, execution and delivery of the Transaction Documents to which Community is a party and the consummation of the Transactions contemplated thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Community, including without limitation the approval of a majority of the "Disinterested Directors" as contemplated by Article Ninth, Section A of Community's Articles of Incorporation, except that (1) pursuant to applicable New Hampshire law and Community's Articles of Incorporation and By-laws, the Plan of Exchange must be approved by the affirmative vote of the holders of not less than two-thirds of all the shares of Community Common Stock entitled to vote thereon, and (2) pursuant to applicable New Hampshire law, certain required or appropriate actions may or must be taken with respect to the rights of any dissenting shareholders. The Board of Directors of Community has directed that the Transaction Documents and the Transactions be, to the extent necessary, submitted to Community's stockholders for approval at an annual or special meeting to be held as soon as practicable.

     (b) Each of the Community Banks has all requisite corporate power and authority to enter into and perform all its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Reorganization Agreement and the Plan of Merger and the consummation of the Transactions contemplated thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of the Community Banks.

     (c) Assuming the accuracy of the representations contained in Section 3.5(c) hereof, the Transaction Documents constitute legal, valid and binding obligations of the Community Entities, enforceable against them in accordance with their respective terms subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

     (d) Except as Previously Disclosed, and except for such violations, rights, conflicts, breaches, creations or defaults which, either individually or in the aggregate, will not have a Material Adverse Effect on Community, neither the adoption, execution and delivery of the Transaction Documents nor the consummation of the Transactions nor compliance by the Community Entities with any of the provisions hereof or thereof shall (i) conflict with or result in a breach of any provision of the articles or certificates of incorporation or association, charters or by-laws of any of the Community Entities, (ii) assuming that the regulatory approvals referred to in Section 5.1(b) hereof are duly obtained, constitute or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of any Community Entity pursuant to, any note, bond, mortgage, indenture, license, agreement or other instrument or obligation, or (iii) assuming that the regulatory approvals referred to in Section 5.1(b) hereof are duly obtained, violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Community Entity.

     (e) Except for the approvals specified in Sections 4.2 and 4.4 hereof, except as Previously Disclosed and except as expressly referred to in this Reorganization Agreement, no consent, approval or authorization of, or declaration, notice, filing or registration with, any governmental or regulatory authority, or any other person, is required to be made or obtained by the Community Entities on or prior to the Closing Date in connection with the execution, delivery and performance of the Transaction Documents or the consummation of the Transactions other than the filing of certificates or articles of merger or share exchange or similar documents with the appropriate New Hampshire state authorities.

2.6.  SEC DOCUMENTS; REGULATORY FILINGS

     Community has, since January 1, 1992, filed all SEC Documents required by the Securities Laws and such SEC Documents complied, as of their respective dates, in all material respects with the Securities Laws. As of their respective dates, no such SEC Documents filed with the SEC contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except that information filed as of a later date shall be deemed to modify information as of an earlier date. Each of the Community Entities has, since January 1992, filed all reports required by statute or regulation to be filed with any federal or state bank regulatory agency, and such reports were prepared in accordance with the applicable statutes, regulations and instructions in existence as of the date of filing of such reports in all material respects.

2.7.  FINANCIAL STATEMENTS; BOOKS AND RECORDS; MINUTE BOOKS

     The Community Financial Statements fairly present, or when filed will fairly present, in all material respects, the consolidated financial position of the Community Entities as of the dates indicated and the results of operations, changes in shareholders' equity and cash flows of the Community Entities for the periods then ended in conformity with generally accepted accounting principles applicable to banking organizations or financial institutions applied on a consistent basis (except as disclosed therein and except for the omission of notes for unaudited financial statements and year-end adjustments to interim results). The books and records of each of the Community Entities fairly reflect in all material respects the transactions to which it is a party or to or by which its properties are subject or bound. Such books and records have been properly kept and maintained and are in compliance in all material respects with all applicable legal and accounting requirements. The minute books of the Community Entities contain records which are accurate in all material respects of all corporate actions of their respective shareholders and Boards of Directors (including committees of their respective Boards of Directors).

2.8.  MATERIAL ADVERSE CHANGE

     Community has not, on a consolidated basis, suffered any Material Adverse Effect in its financial condition, results of operations or business since December 31, 1996.

2.9.  ABSENCE OF UNDISCLOSED LIABILITIES

     None of the Community Entities has any liability (contingent or otherwise) that is material to Community, on a consolidated basis or that, when combined with all similar liabilities, would be material to the Community Entities, except as Previously Disclosed, as disclosed in the Community Financial Statements described in clause (i) of Section 1.9 hereof and except for liabilities incurred in the ordinary course of business subsequent to December 31, 1996.

2.10.  PROPERTIES

     The Community Entities have good title free and clear of all liens, encumbrances, charges, defaults or equitable interests to all of their respective properties and assets, real and personal that are reflected on the Community Financial Statements as of September 30, 1996 or acquired after such date, except (i) as may be reflected in the Community Financial Statements, (ii) for liens for taxes not yet delinquent, (iii) for liens on real estate acquired by foreclosure or substantively repossessed, (iv) for pledges to secure deposits and other liens incurred in the ordinary course of banking business, (v) for such imperfections of title, easements, encumbrances, liens, charges, defaults and equitable interests, if any, that do not have a Material Adverse Effect on the value of personal or real property reflected in the Community Financial Statements or acquired since the date of such statements and which do not materially interfere with or impair the present and continued use of such property, and (vi) for dispositions and encumbrances in the ordinary course of business. All leases pursuant to which any of the Community Entities, as lessee, leases real and personal property which, individually or in the aggregate, are material to the business of the Community Entities are valid and enforceable by one or both of the Community Entities in accordance with their respective terms.

2.11.  LOANS; ALLOWANCE FOR POSSIBLE LOAN LOSSES

     (a) Each loan reflected as an asset in the Community Financial Statements
(i) is evidenced by notes, agreements or other evidences of indebtedness which are true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid liens and security interests which have been perfected, and (iii) is not subject to any known defenses, set-off or counterclaims except as may be provided under bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

     (b) The Community Entities have Previously Disclosed all loans in the original principal amount in excess of $200,000 of each Community Entity that, as of the date of this Reorganization Agreement, are classified by Community or any state or federal bank regulatory or supervisory authority as "Special Mention," "Substandard," "Doubtful," "Loss" or "Classified," together with the aggregate principal amount of and accrued and unpaid interest on such loans, by category, it being understood that no representation is being made that any state or federal bank regulatory or supervisory authority would agree with such loan classifications.

     (c) Except as Previously Disclosed or as identified in the notes to the Community Financial Statements, as of September 30, 1996, neither of the Community Banks was, as of the date hereof, a party to any loan, including any loan guaranty, in the amount of $50,000 or more, with any director, executive officer or 5% shareholder of Community or any person, corporation or enterprise controlling, controlled by or under common control with any of the foregoing. All loans and extensions of credit that have been made by the Community Banks and that are subject to Section 22(h) of the Federal Reserve Act, comply therewith.

2.12.  TAX MATTERS

     Except as Previously Disclosed:

          (a) Each of the Community Entities has timely filed federal income tax returns for each year through December 31, 1995 and has timely filed all other material federal, state, local and foreign tax returns (including, without limitation, estimated tax returns, returns required under Sections 1441-1446 and 6031-6060 of the Code and the regulations thereunder and any comparable state, foreign and local laws, any other information returns, withholding tax returns, FICA and FUTA returns and back-up withholding returns required under Section 3406 of the Code and any comparable state, foreign and local laws) required to be filed with respect to the Community Entities. All taxes due in respect of the periods covered by such tax returns and for any subsequent periods have been paid or adequate reserves have been established for the payment of such taxes. As of the Closing Date, all material taxes due in respect of any subsequent periods ending on or prior to the Closing Date (or that portion of any period that is prior to the Closing Date) will have been paid or adequate reserves will have been established for the payment thereof. No (i) audit examination, (ii) deficiency or (iii) refund litigation with respect to any tax is pending. The Community Entities will not have any material liability for any taxes in excess of amounts paid or reserves or accruals established.

          (b) All federal, state and local (and, if applicable, foreign) tax returns filed by the Community Entities are complete and accurate in all material respects. None of the Community Entities is delinquent in the payment of any material tax, assessment or governmental charge, and no Community Entity has requested any extension of time within which to file any tax returns in respect of any fiscal year or portion thereof which have not since been filed. No deficiency for any tax, assessment or governmental charge has been proposed, asserted or assessed (tentatively or otherwise) against any Community Entity which has not been settled and paid. There are currently no agreements in effect with respect to any Community Entity to extend the period of limitations for the assessment or collection of any tax.

2.13.  EMPLOYEE BENEFITS; ERISA

     (a) The Community Entities have Previously Disclosed a true and complete list of each bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance pay, medical, life or other insurance, profit-sharing, or pension plan, program, agreement or arrangement, and each other employee benefit plan, program, agreement or arrangement, sponsored, maintained or contributed to or required to be contributed to by any Community Entity or by any trade or business, whether or not incorporated, that together with any Community Entity would be deemed a "single employer" under Section 414 of the Code (an "ERISA Affiliate") for the benefit of any employee or director (including advisory directors) or former employee or former director (including advisory directors) of any Community Entity, whether formal or informal and whether legally binding or not (the "Plans"). None of the Community Entities has any formal plan or commitment, whether legally binding or not, to create any additional plan or modify or change any existing Plan that would affect any employee or director or former employee or former director of any Community Entity.

     (b) With respect to each of the Plans, the Community Entities have made available to CFX true and complete copies of each of the following documents:
(a) the Plan and related documents (including all amendments thereto); (b) the two most recent annual reports and financial statements, if any; (c) the most recent Summary Plan Description, together with each Summary of Material Modifications, required under ERISA with respect to such Plan, and all material employee communications relating to such Plan; and (d) the most recent determination letter received from the IRS with respect to each Plan that is intended to be qualified under the Code and all material communications to or from the IRS or any other governmental or regulatory authority relating to each Plan.

     (c) No liability under Title IV of ERISA has been incurred by any Community Entity or any ERISA Affiliate since the effective date of ERISA that has not been satisfied in full, and no condition exists that presents a material risk to Community or any ERISA Affiliate of incurring a liability under such Title. No reportable event under Section 4043 of ERISA (other than the reportable event described in Pension Benefit Guaranty Corporation Regulation Section 2615.23 occurring by reason of the Transactions) has occurred or will occur with respect to any Plan on or before the Closing Date or the Effective Date.

     (d) No Community Entity, no ERISA Affiliate, no Plan, no trust created thereunder, and no trustee or administrator thereof has engaged in a transaction in connection with which any Community Entity, any Plan, any trust, or any trustee or administrator thereof, could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA, or a tax imposed pursuant to Section 4975 or 4976 of the Code.

     (e) Full payment has been made, or will be made in accordance with Section 404(a)(6) of the Code, of all amounts that any Community Entity or any ERISA Affiliate is required to pay under Section 412 of the Code or under the terms of the Plans, and all such amounts properly accrued through the Closing Date or the Effective Date will be paid on or prior to the Closing Date or the Effective Date (as applicable) or will be properly recorded on the books and records of Community. None of the Plans or any trust established thereunder has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived.

     (f) Except as Previously Disclosed, with respect to each Plan that is subject to Title IV of ERISA, the present value of accrued benefits under such Plan, based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such Plan's actuary with respect to such Plan, did not, as of the valuation date used in such report, exceed the current value of the assets of such Plan allocable to such accrued benefits as of such valuation date and no material adverse change in the funded status of any such Plan has occurred since such valuation date.

     (g) No Plan is a "multiemployer pension plan," as such term is defined in
Section 3(37) of ERISA, a "multiple employer welfare arrangement," as such term is defined in Section 3(40) of ERISA, or a single employer plan that has two or more contributing sponsors, at least two of whom are not under common control, within the meaning of Section 4063(a) of ERISA.

     (h) Each Plan that is intended to be "qualified" within the meaning of
Section 401(a) of the Code is so qualified. Each Plan that is intended to satisfy the requirements of Section 125 or 501(c)(9) of the Code satisfies such requirements. Each Plan has been operated and administered in all material respects in accordance with its terms and applicable laws, including without limitation ERISA and the Code.

     (i) Except as Previously Disclosed, each Plan may be amended or terminated without liability to Community or any ERISA Affiliate. No amounts payable under the Plans will fail to be deductible for federal income tax purposes under
Section 280G of the Code.

     (j) There are no actions, suits or claims pending, or, to the knowledge of the Community Entities, threatened or anticipated (other than routine claims for benefits) against any Plan, the assets of any Plan or against any Community Entity or any ERISA Affiliate with respect to any Plan. There is no judgment, decree, injunction, rule or order of any court, governmental body, commission, agency or arbitrator outstanding against or in favor of any Plan or any fiduciary thereof (other than rules of general applicability). There are no pending or threatened audits, examinations or investigations by any governmental body, commission or agency involving any Plan.

     (k) Except as Previously Disclosed, neither consummation of the Transactions nor termination of the employment or service of any employee or director of any of the Community Entities prior to or following consummation of the Transactions will (i) entitle any current or former employee or director of any Community Entity to severance pay, or any similar payment, (ii) accelerate the time of payment or vesting, or increase the amount, of any compensation due to any such current or former employee or director, (iii) renew or extend the term of any agreement regarding compensation for a current or former employee or director, or (iv) result in the Community Entities making or being required to make any "excess parachute payment" as that term is defined in Section 280G of the Code.

2.14.  CERTAIN CONTRACTS

     (a) Except as Previously Disclosed or as specifically identified in the notes to the Community Financial Statements, none of the Community Entities is a party to, or bound by, (i) any material contract, arrangement or commitment whether or not made in the ordinary course of business requiring the payment of more than $100,000 in any year or any agreement restricting the nature or geographic scope of its business activities in any material respect, (ii) any agreement, indenture or other instrument relating to the borrowing of money by any Community Entity or the guarantee by any Community Entity of any such obligation, other than instruments relating to transactions entered into in the customary course of the Community Banks' business, (iii) any written or oral agreement, arrangement or commitment not terminable at will without liability or requiring the payment of more than $25,000 relating to the employment of a consultant or the employment, election, retention in office or severance of any present or former director or officer, or (iv) any contract, agreement or understanding with a labor union.

     (b) No Community Entity is in default in any material respect under any material agreement, commitment, arrangement, lease, insurance policy or other instrument whether entered into in the ordinary course of business or otherwise, and there has not occurred any event that, with the lapse of time or giving of notice or both, would constitute such a material default.

2.15.  LEGAL PROCEEDINGS

     Except for matters which, individually or in the aggregate, would not have a Material Adverse Effect on Community, neither Community nor any of the Community Subsidiaries is a party to any, and there are no pending or, to the best of Community's knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature by or against Community or any of the Community Subsidiaries; and neither Community nor any of the Community Subsidiaries is a party to or subject to any order, judgment or decree. To the knowledge of the Community Entities, there are no actual or threatened actions, suits or proceedings which present a claim to restrain or prohibit the Transactions or to impose any material liability in connection therewith. There are no actions, suits or proceedings instituted, pending or, to the knowledge of the Community Entities, threatened against any present or former director or officer of any Community Entity, that would be likely to give rise to a claim for indemnification and that, in the event of an unfavorable outcome, would, individually or in the aggregate, have a Material Adverse Effect on Community and, to the knowledge of the Community Entities, there is no reasonable basis for any such action, suit or proceeding.

2.16.  COMPLIANCE WITH LAWS; REGULATORY EXAMINATIONS; REGULATORY APPROVALS

     (a) Each Community Entity holds, and at all times since January 1, 1994 has held, all licenses, franchises, permits, approvals, consents, qualifications and authorizations material for the lawful conduct of its business under and pursuant to, and has complied with, and is not in default under, and no Community Entity has any knowledge of any violation of, any applicable law, statute, order, rule, regulation, policy, ordinance, reporting or filing requirement and/or guideline of any federal, state or local governmental authority relating to the Community Entities, except as Previously Disclosed and except for failures to hold, failures to comply, defaults or violations which, either individually or in the aggregate, do not or would not have a Material Adverse Effect on Community.

     (b) Except for normal examinations conducted by a regulatory agency in the regular course of business of the Community Entities, no regulatory agency has initiated any proceeding or, to the best knowledge of the Community Entities, investigation into the business or operations of any Community Entity since December 31, 1996. None of the Community Entities has received any objection from any regulatory agency to any response by any Community Entity to any violation, criticism or exception with respect to any report or statement relating to any examinations of the Community Entities.

     (c) No Community Entity has, since January 1, 1994 received notification from any agency or department of federal, state or local government (i) asserting a material violation of any such statute or regulation, (ii) threatening to revoke any license, franchise, permit or government authorization, or (iii) restricting or in any way limiting its operations. No Community Entity is subject to any regulatory or supervisory cease and desist order, agreement, directive, memorandum of understanding or commitment, and none of them has received any communication requesting that it enter into any of the foregoing.

     (d) No Community Entity is aware of any reason why the conditions set forth in Section 5.1(b) hereof would not be satisfied without significant delay.

2.17.  LABOR MATTERS

     With respect to their respective employees, the Community Entities are not parties to any labor agreement with any labor organization, group or association and have not engaged in any unfair labor practice as defined under applicable federal law. Since January 1, 1996, no Community Entity has experienced any attempt by organized labor or its representatives to make any Community Entity conform to demands of organized labor relating to its employees or to enter into a binding agreement with organized labor that would cover the employees of any Community Entity. There is no unfair labor practice charge or other complaint by any employee or former employee of any Community Entity against it pending before any governmental agency arising out of the activities of the Community Entities which charge or complaint (i) has a reasonable probability of an unfavorable outcome and (ii) in the event of an unfavorable outcome would, individually or in the aggregate, have a Material Adverse Effect on Community; there is no labor strike or labor disturbance pending or, to the knowledge of the Community Entities, threatened against any Community Entity; and no Community Entity has experienced a work stoppage or other labor difficulty since January 1, 1996.

2.18.  BROKERS AND FINDERS

     Neither the Community Entities nor any of their respective officers, directors or employees, has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with the Transactions, except that Community has engaged and will pay a fee or commission to McConnell, Budd & Downes, Inc., as Previously Disclosed.

2.19.  INSURANCE

     Community has made available to CFX true and correct copies of all material policies of insurance of any Community Entity in effect as of the date hereof. No Community Entity has any liability for unpaid premiums or premium adjustments not properly reflected on Community's Financial Statements, except for any such liability that would not have a Material Adverse Effect on Community. Except as Previously Disclosed, no Community Entity has received any notice of termination of any such insurance coverage or material increase in the premiums therefor or has any reason to believe that any such insurance coverage will be terminated or the premiums therefor materially increased except as a result of the Transactions.

2.20.  ENVIRONMENTAL LIABILITY

     (a) Except for any violation, liability or noncompliance which does not have a Material Adverse Effect on Community: (i) no Community Entity has violated during the last five years or is in violation of or is liable under any federal, state or local environmental law; (ii) none of the properties owned or leased by any Community Entity (including, without limitation, soils and surface and ground waters) are contaminated with any hazardous substance; (iii) no Community Entity is liable for any off-site contamination; and (iv) each Community Entity is, and during the last five years has been, in compliance with, all of its respective permits, licenses and other authorizations issued under any environmental laws. For purposes of the foregoing, all references to "properties" include, without limitation, any owned real property or leased real property.

     (b) No Community Entity has received any written notice of any legal, administrative, arbitral or other proceeding, claim or action and, to the knowledge of the Community Entities, there is no governmental investigation of any nature ongoing, in each case that could reasonably be expected to result in the imposition, on the Community Entities of any liability arising under any local, state or federal environmental statute, regulation or ordinance including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, which liability would have a Material Adverse Effect on Community; there are no facts or circumstances which could reasonably be expected to form the basis for any such proceeding, claim, action or governmental investigation that would impose any such liability; and no Community Entity is subject to any agreement, order, judgment, decree or memorandum by or with any court, governmental authority, regulatory agency or third party imposing any such liability.

2.21.  ADMINISTRATION OF TRUST ACCOUNTS

     Except as Previously Disclosed, neither of the Community Banks currently administers or previously has administered any accounts for which it acts as a fiduciary or agent, including without limitation accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor other than IRA accounts.

2.22.  INTELLECTUAL PROPERTY

     The Community Entities own the entire right, title and interest in and to, or have valid licenses with respect to, all the Intellectual Property necessary in all material respects to conduct their business and operations as presently conducted, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect on Community. None of such Intellectual Property is subject to any outstanding order, decree, judgment, stipulation, settlement, lien, charge, encumbrance or attachment, which order, decree, judgment, stipulation, settlement, lien, charge, encumbrance or attachment would have a Material Adverse Effect on Community.

2.23.  CERTAIN INFORMATION

     As of the effectiveness of the Registration Statement or any post-effective amendment thereto and as of the date of the Community shareholders' meeting to vote upon the Transactions, as of the mailing of any Proxy Statement or any amendment thereto and as of the date of the Community shareholders' meeting to vote upon the Transactions, such Registration Statement or Proxy Statement and all amendments or supplements thereto, with respect to all information set forth therein furnished by Community relating to Community shall (i) comply in all material respects with the applicable provisions of the Securities Laws, and
(ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

2.24.  POOLING OF INTERESTS

     The Community Entities know of no reason which would reasonably cause any of them to believe that the Transactions will not qualify as a pooling of interests for financial accounting purposes.

                                   ARTICLE 3

               REPRESENTATIONS AND WARRANTIES OF CFX AND CFX BANK

     CFX and CFX Bank hereby represent and warrant to Community and the Community Banks that, except as Previously Disclosed:

3.1.  CAPITAL STRUCTURE OF CFX

     (a) The authorized capital stock of CFX consists solely of 22,500,000 shares of common stock, par value $0.66 2/3 per share ("CFX Common Stock"), and 3,000,000 shares of preferred stock, par value $1.00 per share ("CFX Preferred Stock"). As of December 31, 1996, there were 13,008,787 shares of CFX Common Stock issued and outstanding, 28,000 shares of CFX Common Stock held in its treasury, no shares of CFX Preferred Stock issued and outstanding, and no shares of CFX Preferred Stock held in its treasury. All outstanding shares of CFX's capital stock have been duly issued and are validly outstanding, fully paid and nonassessable. None of the shares of CFX's capital stock has been issued in violation of the preemptive rights of any person. The shares of CFX Common Stock to be issued in connection with the Share Exchange will have been duly authorized upon adoption of an amendment to CFX's Articles of Incorporation authorizing additional shares of CFX Common Stock (a "Charter Amendment"), and, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid, nonassessable and free and clear of any preemptive rights.

     (b) As of December 31, 1996, CFX's Tier 1 risk-based capital ratio, total risk-based capital ratio, and leverage ratio, each calculated in accordance with the capital guidelines of the Federal Reserve applicable to bank holding companies on a fully phased-in basis, were each in excess of the specified minimum levels for qualification as "well capitalized."

     (c) As of the date hereof, except for shares of CFX Common Stock subject to options under CFX's employee stock option and incentive plans, and except for shares to be issued pursuant to that certain Agreement and Plan of Reorganization, dated as of February 13, 1997, by and among CFX, CFX Bank, Portsmouth Bank Shares, Inc. and Portsmouth Savings Bank, CFX is not bound by any outstanding Rights. There are no agreements or understandings to which CFX is a party with respect to the voting of any shares of CFX Common Stock or which restrict the transfer of such shares.

3.2.  ORGANIZATION, STANDING AND AUTHORITY OF CFX

     CFX is a duly organized corporation, validly existing and in good standing under the laws of New Hampshire, with full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on CFX. CFX is registered as a bank holding company under the BHC Act. CFX has made available to Community true and correct copies of its charter and bylaws.

3.3.  OWNERSHIP AND CAPITAL STRUCTURE OF CFX'S SUBSIDIARIES

     Except as Previously Disclosed, CFX does not own, directly or indirectly, 25 percent or more of the outstanding capital stock or other voting securities of any corporation, bank or other organization (each a "CFX Subsidiary" and collectively the "CFX Subsidiaries"). The outstanding shares of capital stock or other equity interests of the CFX Subsidiaries are validly issued and outstanding, fully paid and nonassessable and, except with respect to CFX Funding L.L.C. in which CFX owns 51% of the equity interests, all such shares or interests are directly or indirectly owned by CFX free and clear of all liens, claims and encumbrances. No CFX Subsidiary has or is bound by any Rights which are authorized, issued or outstanding with respect to the capital stock or other equity interests of any CFX Subsidiary, and there are no agreements, understandings or commitments relating to the right of CFX to vote or to dispose of said shares or interests. None of the shares of capital stock or other equity interests of any CFX Subsidiary has been issued in violation of the preemptive rights of any person.

3.4.  ORGANIZATION, STANDING AND AUTHORITY OF CFX SUBSIDIARIES

     Each CFX Subsidiary is a duly organized corporation or banking association, validly existing and in good standing under applicable laws. Each CFX Subsidiary
(i) has full power and authority to carry on its business as now conducted, and
(ii) is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such licensing or qualification and where failure to be licensed or qualified would have a Material Adverse Effect on CFX. Each CFX Subsidiary has all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now being conducted, except where the failure to be so authorized would not have a Material Adverse Effect on CFX.

3.5.  AUTHORIZED AND EFFECTIVE AGREEMENT

     (a) Subject to adoption of a Charter Amendment, CFX has all requisite corporate power and authority to enter into and perform all of its obligations under the Transaction Documents to which CFX is a party. The adoption, execution and delivery of the Transaction Documents to which CFX is a party and the consummation of the Transactions contemplated thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of CFX, except that a Charter Amendment must be approved by the affirmative vote of the holders of at least two thirds of all of the shares of CFX entitled to vote for the election of directors in accordance with the Articles of Incorporation of CFX and the issuance of CFX Common Stock pursuant to the Transaction Documents must be approved by the affirmative vote of the holders of a majority of the votes cast by the holders of CFX Common Stock eligible to vote thereon in accordance with AMEX policy. The Board of Directors of CFX has directed that a Charter Amendment, the Transaction Documents and the Transactions be submitted to CFX's stockholders for approval at an annual or special meeting to be held as soon as practicable.

     (b) CFX Bank has all requisite corporate power and authority to enter into and perform all of its obligations under the Transaction Documents to which CFX Bank is a party. The execution and delivery of this Reorganization Agreement and the Plan of Merger and the consummation of the Transactions contemplated thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of CFX Bank.

     (c) Assuming the accuracy of the representations contained in Sections 2.5(c) hereof, the Transaction Documents constitute legal, valid and binding obligations of CFX and CFX Bank, in each case enforceable against them in accordance with their respective terms subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

     (d) Except as Previously Disclosed and subject to adoption of a Charter Amendment, neither the adoption, execution and delivery of the Transaction Documents nor the consummation of the Transactions nor compliance by the CFX Entities with any of the provisions hereof or thereof shall (i) conflict with or result in a breach of any provision of the articles or certificates of incorporation or association, charters or by-laws of the CFX Entities, (ii) constitute or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of the CFX Entities pursuant to, any note, bond, mortgage, indenture, license, agreement or other instrument or obligation, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the CFX Entities, except for such violations, rights, conflicts, breaches, creations or defaults which, either individually or in the aggregate, will not have a Material Adverse Effect on CFX.

     (e) Except for the approvals specified in Sections 4.2 and 4.4 hereof, except as Previously Disclosed and except as expressly referred to in this Reorganization Agreement, no consent, approval or authorization of, or declaration, notice, filing or registration with, any governmental or regulatory authority, or any other person, is required to be made or obtained by the CFX Entities on or prior to the Closing Date in connection with the execution, delivery and performance of the Transaction Documents or the consummation of the Transactions other than the filing of certificates or articles of merger or share exchange or similar documents with the appropriate New Hampshire state authorities.

3.6.  SEC DOCUMENTS; REGULATORY FILINGS

     CFX has filed all SEC Documents required by the Securities Laws and such SEC Documents complied, as of their respective dates, in all material respects with the Securities Laws. As of their respective dates, no such SEC Documents filed with the SEC contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except that information filed as of a later date shall be deemed to modify information as of an earlier date. CFX and each of the CFX Subsidiaries has filed all reports required by statute or regulation to be filed with any federal or state bank regulatory agency, and such reports were prepared in accordance with the applicable statutes, regulations and instructions in existence as of the date of filing of such reports in all material respects.

3.7.  FINANCIAL STATEMENTS

     The CFX Financial Statements fairly present or when filed will fairly present the consolidated financial position of CFX and the consolidated CFX Subsidiaries as of the dates indicated and the consolidated results of operations, changes in shareholders' equity and cash flows of CFX and the consolidated CFX Subsidiaries for the periods then ended in conformity with generally accepted accounting principles applicable to banking organizations or financial institutions applied on a consistent basis except as disclosed therein. The books and records of CFX fairly reflect in all material respects the transactions to which it is a party or by which its properties are subject or bound. Such books and records have been properly kept and maintained and are in compliance in all material respects with all applicable legal and accounting requirements. The minute books of the CFX Entities contain records which are accurate in all material respects of all corporate actions of their respective shareholders and Boards of Directors (including committees of their respective Boards of Directors).

3.8.  MATERIAL ADVERSE CHANGE

     CFX has not, on a consolidated basis, suffered any material adverse change in its financial condition, results of operations or business since December 31, 1996.

3.9.  ABSENCE OF UNDISCLOSED LIABILITIES

     Neither CFX nor any CFX Subsidiary has any liability (contingent or otherwise) that is material to CFX on a consolidated basis, or that, when combined with all similar liabilities, would be material to CFX on a consolidated basis, except as Previously Disclosed, as disclosed in the CFX Financial Statements filed with the SEC prior to the date hereof and except for liabilities incurred in the ordinary course of business subsequent to December 31, 1996.

3.10.  BROKERS AND FINDERS

     Neither the CFX Entities nor any of their respective officers, directors or employees, has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with the Transactions, except that CFX has engaged and will pay a fee or commission to Alex. Brown & Sons Incorporated.

3.11.  LEGAL PROCEEDINGS

     Except for matters which, individually or in the aggregate, would not have a Material Adverse Effect on CFX, neither CFX nor any of the CFX Subsidiaries is a party to any, and there are no pending or, to the best of CFX's knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature by or against CFX or any of the CFX Subsidiaries; and neither CFX nor any of the CFX Subsidiaries is a party to or subject to any order, judgment or decree. To the knowledge of the CFX Entities, there are no actual or threatened actions, suits or proceedings which present a claim to restrain or prohibit the Transactions or to impose any material liability in connection therewith.

3.12.  COMPLIANCE WITH LAWS; REGULATORY EXAMINATIONS; REGULATORY APPROVALS

     (a) CFX and each of the CFX Subsidiaries holds, and has at all times held, all licenses, franchises, permits, approvals, consents, qualifications and authorizations material for the lawful conduct of its business under and pursuant to, and has complied with, and is not in default under, any applicable law, statute, order, rule, regulation, policy, ordinance, reporting or filing requirement and/or guideline of any federal, state or local governmental authority relating to CFX or any of the CFX Subsidiaries, except for violations which, either individually or in the aggregate, do not or would not have a Material Adverse Effect on CFX, and neither CFX or any of the CFX Subsidiaries has knowledge of any violation of any of the above.

     (b) Except for normal examinations conducted by a regulatory agency in the regular course of the business of CFX and the CFX Subsidiaries, no regulatory agency has initiated any proceeding or, to the best knowledge of CFX, investigation into the business or operations of CFX or any of the CFX Subsidiaries since September 30, 1996. None of the CFX Entities has received any objection from any regulatory agency to any response to any violation, criticism or exception with respect to any report or statement relating to any examinations of CFX or any of the CFX Subsidiaries.

     (c) No CFX Entity has received notification from any agency or department of federal, state or local government (i) asserting a material violation of any such statute or regulation, (ii) threatening to revoke any license, franchise, permit or government authorization, or (iii) restricting or in any way limiting its operations. No CFX Entity is subject to any regulatory or supervisory cease and desist order, agreement, directive, memorandum of understanding or commitment, and none of them has received any communication requesting that it enter into any of the foregoing.

     (d) No CFX Entity is aware of any reason why the conditions set forth in
Section 5.1(b) hereof would not be satisfied without significant delay.

3.13.  CERTAIN INFORMATION

     At all times subsequent to the effectiveness of the Registration Statement or any post-effective amendment thereto and up to and including the time of the CFX shareholders' meeting to vote upon the Transactions, and at all times subsequent to the mailing of any Proxy Statement or any amendment thereto and up to and including the time of the CFX shareholders' meeting to vote upon the Transactions, such Registration Statement or Proxy Statement and all amendments or supplements thereto, with respect to all information set forth therein furnished by CFX relating to the CFX Entities shall (i) comply in all material respects with the applicable provisions of the Securities Laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

3.14.  POOLING OF INTERESTS

     The CFX Entities know of no reason which would reasonably cause either of them to believe that the Transactions will not qualify as a pooling of interests for financial accounting purposes.

3.15.  EMPLOYEE BENEFITS

     CFX has Previously Disclosed a list of all benefit plans and programs made available by CFX to officers and employees of the CFX Entities. True and correct copies of all such plans and of all documents related to such programs have been made available to Community.

                                   ARTICLE 4

                                   COVENANTS

4.1.  SHAREHOLDERS' MEETING

     CFX and Community shall submit the Transaction Documents and, in the case of CFX, adoption of a Charter Amendment and the issuance of CFX Common Stock thereunder, to their respective shareholders for approval at annual or special meetings to be held as soon as practicable after the date hereof. Subject to the fiduciary duties of the respective boards of directors of Community and CFX as determined by each after consultation with counsel, the boards of directors of CFX and Community shall recommend at the respective shareholders' meetings that the shareholders vote in favor of such approvals. Nothing contained in this
Section 4.1 shall prohibit either CFX or Community from taking and disclosing to its stockholders a position with respect to a tender offer by a third party pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act or making such other disclosure to its stockholders which, in the judgment of its Board, based upon the advice of outside counsel, may be required under applicable law, or making disclosure to its stockholders of the absence of an opinion from Community's investment advisor dated the date of the Proxy Statement as to the fairness of the consideration to be paid to Community's stockholders in connection with the Share Exchange.

4.2.  PROXY STATEMENT; REGISTRATION STATEMENT

     As promptly as practicable after the date hereof, CFX and Community shall cooperate in the preparation of the Proxy Statements to be mailed to the shareholders of Community and CFX in connection with the Transactions and, if required, to be filed by CFX as part of the Registration Statement. In the event that the issuance of CFX Common Stock in connection with the Share Exchange is exempt from registration under Section 3(a)(10) of the Securities Act and the SEC's regulations and interpretations thereunder and shares received will not be considered "restricted securities" for purposes of Rule 144 under the Securities Act, no Registration Statement will be filed. CFX will advise Community, promptly after it receives notice thereof, of the time when the Registration Statement or any post-effective amendment thereto has become effective or any supplement or amendment has been filed, of the issuance of any stop order, of the suspension of qualification of the CFX Common Stock issuable in connection with the Share Exchange for offering or sale in any jurisdiction, or the initiation or threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Registration Statement or for additional information. CFX, after the Effective Date shall file a post-effective amendment to the Registration Statement or shall file a registration statement, as appropriate, either with respect to the sale of the shares of CFX Common Stock provided for in Article III of the Plan of Exchange to the holders of stock options issued by Community or for the resale of such shares by such optionees, as CFX and such optionees may agree. CFX shall take all actions necessary to register or qualify the shares of CFX Common Stock to be issued in the Share Exchange pursuant to all applicable state "blue sky" or securities laws and shall maintain such registrations or qualifications in effect for all purposes hereof. CFX shall apply for approval to list the shares of CFX Common Stock to be issued in the Share Exchange on the AMEX, subject to official notice of issuance, prior to the Effective Date.

4.3.  APPLICATIONS

     As promptly as practicable after the date hereof, the Parties shall take all action necessary or desirable to obtain any required regulatory approval for the Transactions. Without limiting the generality of the foregoing sentence, CFX or CFX Bank shall (i) file a request with the Federal Reserve for a waiver of the application and prior approval requirements of Section 3 of the BHC Act with respect to the Share Exchange and the Holding Company Merger, (ii) file an application with the FDIC for prior approval of the Bank Merger under the Bank Merger Act and the regulations promulgated thereunder, and (iii) file a notice with the Commissioner with respect to the Bank Merger pursuant to Chapter 388 or other applicable section of the New Hampshire Revised Statutes Annotated and the regulations promulgated thereunder. Each of the Parties shall, and they shall cause their respective subsidiaries to, submit any applications, notices, requests or other filings to any other state or federal government agency, department or body the approval of which is required for consummation of the Transactions. Community and CFX each represents and warrants to the other that all information concerning it and its directors, officers, shareholders and subsidiaries included (or submitted for inclusion) in any such application, notice, request or other filing and furnished by it shall be true, correct and complete in all material respects.

4.4.  BEST EFFORTS; CERTAIN NOTICES AND INFORMATION

     (a) The Parties shall each use their reasonable best efforts in good faith to (a) furnish such information as may be required in connection with the preparation of the documents referred to in Sections 4.2 and 4.3 above, and (b) take or cause to be taken all action necessary or desirable on its part so as to permit consummation of the Transactions at the earliest possible date, including, without limitation, (i) obtaining the consent or approval of each individual, partnership, corporation, association or other business or professional entity whose consent or approval is required for consummation of the Transactions, provided that no Community Entity shall agree to make any payments or modifications to agreements in connection therewith without the prior written consent of CFX, and (ii) requesting the delivery of appropriate opinions, consents and letters from its counsel and independent auditors. No Party shall take or fail to take, or cause or permit its subsidiaries to take or fail to take, or to the best of its ability permit to be taken or omitted to be taken by any third persons, any action that would substantially impair the prospects of completing the Transactions pursuant to the Transaction Documents, or that would adversely affect the qualification of the Transactions for pooling of interests accounting treatment or as a reorganization within the meaning of Section 368(a) of the Code; provided that nothing herein contained shall preclude CFX from exercising its rights under the Stock Option Agreement. In the event that any Party has taken any action, whether before, on or after the date hereof, that would adversely affect such qualification, each Party shall take such action as any other Party may reasonably request to cure such effect to the extent curable without a Material Adverse Effect on any of the Parties.

     (b) Community shall give prompt notice to CFX, and CFX shall give prompt notice to Community, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Reorganization Agreement to be untrue or inaccurate in any material respect at the date hereof or on the Closing Date (if so required under Section 5.2(a) or Section 5.3(a) hereof), and (ii) any material failure of Community or CFX, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, and each Party shall use all reasonable efforts to remedy such failure.

     (c) Community shall provide and shall request its auditors to provide CFX with such historical financial information regarding it (and related audit reports and consents) as CFX may reasonably request for securities disclosure purposes.

4.5.  INVESTIGATION AND CONFIDENTIALITY

     Community and CFX each will keep the other advised of all material developments relevant to its business or to consummation of the Transactions, material transactions outside of its ordinary course of business, and material changes in the normal course of its business or in the operation of its properties. The Parties each may make or cause to be made such investigation of the financial and legal condition of the other Parties as such Party reasonably deems necessary or advisable in connection with the Transactions; provided, however, that such investigation shall be reasonably related to such Transactions and shall not interfere unnecessarily with normal operations. Each Party agrees to furnish the other Parties and the other Parties' advisors with such financial data and other information with respect to its business and properties as such other Parties shall from time to time reasonably request. No investigation pursuant to this Section 4.5 shall affect or be deemed to modify any representation or warranty made by, or the conditions to the obligations to consummate the Transactions of, any Party. Each Party shall hold all information furnished by the other Parties or any of such Party's subsidiaries or representatives pursuant hereto in confidence to the extent required by, and in accordance with, the provisions of the confidentiality agreement dated February, 1997 by and between Community and CFX (the "Confidentiality Agreement").

4.6.  PRESS RELEASES

     Community and CFX shall agree with each other as to the form and substance of any press release related to the Transactions, and shall consult each other as to the form and substance of other public disclosures related thereto; provided, however, that nothing contained herein shall prohibit any Party, following notification to the other Parties, from making any disclosure which its counsel deems necessary.

4.7.  COVENANTS OF THE COMMUNITY ENTITIES

     (a) Prior to the Closing Date, and except as otherwise provided for by the Transaction Documents or consented to or approved by CFX, the Community Entities shall, and shall cause each of their respective subsidiaries to, use their respective reasonable best efforts to preserve their respective properties, business and relationships with customers, employees and other persons.

     (b) Except with the prior written consent of CFX or except as Previously Disclosed or except as expressly contemplated or permitted by the Transaction Documents, no Community Entity shall, and no Community Entity shall permit any of its subsidiaries to:

          (1) carry on its business other than in the usual, regular and ordinary course in substantially the same manner as heretofore conducted;

          (2) with respect to Community only, declare, set aside, make or pay any dividend or other distribution in respect of its capital stock other than its regular cash dividends on Community Common Stock in amounts not in excess of $.16 per share and in a manner consistent with past practice and in accordance with applicable law, regulation and contractual and regulatory commitments, provided that Community's cash dividends may be increased to the Increased Dividend (as defined below) per share of Community Common Stock beginning with the dividend payable in the first quarter of 1998, and provided further that the parties agree (x) to consult with respect to the amount of the last Community quarterly dividend payable prior to the Effective Date with the objective of assuring that the shareholders of Community do not receive a shortfall or dividend or distribution from both Community and CFX for such quarter based on the record and payment dates of their last dividend prior to the Holding Company Merger and the record and payment dates of the first dividend of CFX following the Holding Company Merger and (y) that Community may pay a dividend to holders of record of Community Common Stock immediately prior to Effective Date consistent with the objective described in clause (x) above. The "Increased Dividend" shall be determined by multiplying the quarterly dividend then being paid by CFX with respect to each share of CFX Common Stock by 2.2;

          (3) issue any shares of its capital stock or permit any treasury shares to become outstanding other than pursuant to the Stock Option Agreement or Rights outstanding at the date hereof;

          (4) incur any additional obligation for borrowed money other than in the ordinary course of business consistent with past practice;

          (5) issue, grant or authorize any Rights or effect any recapitalization, reclassification, stock dividend, stock split or like change in capitalization, or redeem, repurchase or otherwise acquire any shares of its capital stock;

          (6) amend its articles or certificate of incorporation or association, charter or by-laws;

          (7) merge with any other corporation, savings association or bank or permit any other corporation, savings association or bank to merge into it or consolidate with any other corporation, savings association or bank; acquire control over any other firm, bank, corporation, savings association or organization or create any subsidiary;

          (8) except in the ordinary course of business consistent with past practice, waive or release any material right or cancel or compromise any material debt or claim;

          (9) except in connection with the hedging of interest rate risk related to Community's 1-4 family residential mortgage loan pipeline, enter into any material swap, hedge or other similar off-balance sheet transaction;

          (10) except as Previously Disclosed, except for foreclosing on collateral and except for sales of 1-4 family residential mortgage loans, automobile loans and Small Business Administration loans in the ordinary course of business consistent with past practice, liquidate or sell or dispose of any material assets or acquire any material assets; except as Previously Disclosed, make any capital expenditure in excess of $100,000 in any instance or $250,000 in the aggregate; or, except as Previously Disclosed, establish new branches or other similar facilities or enter into or modify any leases or other contracts relating thereto that involve annual payments that exceed $25,000 in any instance or $100,000 in the aggregate;

          (11) except as Previously Disclosed, increase the rate of compensation of, pay or agree to pay any bonus to, or provide any other employee benefit or incentive to, any of its directors, officers or employees except in a manner consistent with past practice;

          (12) enter into, modify or extend any employment or severance contracts with any of its present or former directors, officers or employees;

          (13) enter into or substantially modify (except as may be required by applicable law) any pension, retirement, stock option, stock purchase, stock appreciation right, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or other employees;

          (14) change its lending, investment, asset/liability management or other material banking policies in any material respect except as may be required by changes in applicable law or regulations;

          (15) change its methods of accounting in effect at December 31, 1995, except as required by changes in generally accepted accounting principles or regulatory requirements concurred in by its independent certified public accountants, or change any of its methods of reporting income and deductions for federal income tax purposes from those employed in the preparation of its federal income tax returns for the year ended December 31, 1995, except as required by law;

          (16) solicit or initiate inquiries or proposals with respect to any acquisition or purchase of all or a substantial portion of the assets of, or a substantial equity interest in, any Community Entity or any business combination with any Community Entity other than as contemplated by this Reorganization Agreement; or authorize or permit any officer, director, agent or affiliate of it to do any of the above; or fail to notify CFX as soon as practicable if any such inquiries or proposals are received by any Community Entity, or if any Community Entity or any officer, director, agent or affiliate thereof is requested to or does furnish any confidential information relating to, or participates in any negotiations or discussions concerning, any transaction of a type described in this paragraph; or

          (17) agree to do any of the foregoing.

     (c) Each of the Community Entities agrees to approve, execute and deliver any amendment to the Transaction Documents and any additional plans and agreements requested by CFX to modify the structure of, or to substitute parties to, the Transactions; provided, however, that no such change shall (i) alter or change the amount or kind of consideration to be delivered to the shareholders of Community in connection with the Share Exchange, (ii) adversely affect the tax treatment to the shareholders of Community as a result of receiving such consideration in the Share Exchange, or (iii) materially impede or delay receipt of any approval referred to in Section 4.1 or 4.3 hereof or the consummation of the Transactions.

     (d) CFX, CFX Bank, Community and Concord Bank all acknowledge that this Reorganization Agreement is binding upon them as of the date hereof. Community hereby covenants that it shall cause the board of directors of Centerpoint Bank to approve this Reorganization Agreement and the Plan of Merger and shall cause Centerpoint Bank to execute this Reorganization Agreement and the Plan of Merger as soon as practicable, but in no event later than 10 days after the date hereof. Pending such approval and execution, the representations and warranties contained in Article 2 hereof shall be construed on the basis that such approval and execution have yet to occur.

     (e) Community undertakes and agrees that, if so requested by CFX, it shall take all necessary action to facilitate the liquidation of Community Subsidiaries or the merger of Community Subsidiaries with subsidiaries of CFX effective on or after the Effective Date; provided however, that in no event shall the Closing be delayed in order to facilitate any such liquidation or merger and provided further, however, that Community shall not be required to take any action that could adversely affect the qualification of the Share Exchange as a reorganization within the meaning of Section 368(a) of the Code.

     (f) Immediately prior to the Closing, the CFX Entities and the Community Entities will supplement or amend their prior disclosures pursuant to this Reorganization Agreement, including without limitation all Previously Disclosed documents and information, with respect to any matter hereafter arising which, at the Closing Date, would be required to be Previously Disclosed to the CFX Entities or the Community Entities, as appropriate, if this Reorganization Agreement were dated as of the Closing Date, or which is necessary to correct any Previously Disclosed document or information which was inaccurate at the time it was made. No such supplement or amendment shall have any effect for the purpose of determining satisfaction of the conditions set forth in Article 5 hereof or the compliance by any of the Community Entities with the covenants set forth in this Section 4.7.

4.8.  CLOSING; EFFECTIVE DATE

     The Transactions shall be consummated at a closing (the "Closing") to be held at the offices of CFX, 102 Main Street, Keene, New Hampshire, as soon as practicable after the date on which the last of all required approvals for the Transactions has been obtained and the last of all required waiting periods under such approvals has expired (the "Earliest Possible Date") but not later than 10:00 a.m. on (x) the first business day following the last business day of the month containing the Earliest Possible Date or, (y) if the Earliest Possible Date occurs after the 20th day of a month, then the first business day following the last business day of the following month, or at such other place, date and time as the Parties may mutually agree upon (the "Closing Date"), with the Transactions to be consummated in such order and after such intermediate steps as CFX may specify; provided, however, that the order and any intermediate steps shall not (i) alter or change the amount or kind of consideration to be delivered to the shareholders of Community in connection with the Share Exchange, (ii) adversely affect the tax treatment to the shareholders of Community as a result of receiving such consideration in the Share Exchange, or
(iii) materially impede or delay receipt of any approval referred to in Section
4.1 or 4.3 hereof or the consummation of the Transactions. In the event that the Closing occurs on a date determined under clause (y) of the preceding sentence and if such determination results in the passage of an additional calendar quarter prior to the publication of the financial information contemplated by
Section 4.9(b) hereof, then CFX shall use its reasonable best efforts to publish no later than 25 days after the end of the first calendar month in which there are at least 30 days of combined operations following the consummation of the Transactions (which calendar month may be the calendar month in which the Effective Date occurs), combined sales and net income figures as contemplated by and in accordance with the terms of SEC Accounting Series Release No. 135. The Transactions shall be effective at the times and on the dates specified in the certificates or articles of merger or share exchange to be filed with the appropriate New Hampshire state authorities as contemplated by the Transaction Documents. For purposes of this Reorganization Agreement, the term "Effective Date" shall mean the effective time and date of the Share Exchange specified in the articles of share exchange to be filed with the appropriate New Hampshire state authorities as contemplated by the Plan of Exchange.

4.9.  AFFILIATES

     (a) The Parties shall cooperate and use their reasonable efforts to identify those persons who may be deemed to be "affiliates" of CFX and Community within the meaning of Rule 145 promulgated by the SEC under the Securities Act and for purposes of qualifying the Share Exchange for "pooling of interests" accounting treatment. Each of Community and CFX shall use its reasonable best efforts to cause each person so identified to deliver, no later than 30 days prior to the Effective Date, a written agreement providing that such person will not dispose of any CFX Common Stock received in the Share Exchange except in compliance with the Securities Act, the rules and regulations promulgated thereunder and the SEC's rules relating to pooling of interests accounting treatment. Shares of CFX Common Stock issued to such affiliates in exchange for Community Common Stock shall not be transferable until such time as financial results covering at least 30 days of combined operations of CFX and Community have been published within the meaning of Section 201.01 of the SEC's Codification of Financial Reporting Policies, regardless of whether each such affiliate has provided the written agreement referred to in this section.

     (b) CFX shall use its reasonable best efforts to publish no later than 25 days after the end of the first calendar quarter in which there are at least 30 days of combined operations following consummation of the Transactions (which calendar quarter may be the calendar quarter in which the Effective Date occurs), combined sales and net income figures as contemplated by and in accordance with the terms of SEC Accounting Series Release No. 135.

4.10.  COMMUNITY EMPLOYEES; DIRECTORS AND MANAGEMENT

     (a) All employees of the Community Entities as of the Effective Date (the "Continuing Employees") shall become employees of one or more of the CFX Entities, as determined by CFX, as of the Effective Date. Nothing in the Transaction Documents shall give any Continuing Employee a right to continued employment with the CFX Entities after the Effective Date. As soon as practicable after the Effective Date, CFX shall provide or cause to be provided to all Continuing Employees who remain employed by the CFX Entities after the Effective Date with employee benefits which, in the aggregate, are at least substantially equivalent to those generally afforded to other employees of the CFX Entities holding similar positions, subject to the terms and conditions under which those employee benefits are made available to such employees (the "CFX Benefits"); provided that (1) for purposes of determining eligibility for and vesting of the CFX Benefits only (and not for pension benefit accrual purposes), service with Community prior to the Effective Date shall be treated as service with an "employer" to the same extent as if such Continuing Employees had been employees of the CFX Entities; (2) for a one-year period after the Effective Date, CFX shall not be required to provide the CFX Benefits to the Continuing Employees who continue to be employed by the CFX Entities to the extent that the Continuing Employees continue to be covered under one or more of the Plans; (3) this Section 4.10(a) shall not be construed to limit the ability of the CFX Entities to terminate the employment of any employee or to review employee benefits programs from time to time and to make such changes of general applicability to all CFX employees as they deem appropriate; and (4) CFX will provide Continuing Employees with severance benefits in accordance with Community's Previously Disclosed Severance Policy for a period of 12 months following the Effective Date.

     (b) Effective upon the Effective Date, Mr. Douglas Crichfield, the President and Chief Executive Officer of Community and Concord, shall become an Executive Vice President of CFX and the President and Chief Executive Officer of CFX Bank and shall be offered a 3-year employment agreement with CFX on terms substantially equivalent to those contracts of other Executive Vice Presidents, but which agreement shall be no less favorable in the aggregate than the current employment agreement between CFX and its the President and Chief Executive Officer.

     (c) Prior to or at the Effective Date, three directors of Community to be designated by Community (one of whom shall be Mr. Crichfield), after consultation with and the consent of CFX (which consent shall not be unreasonably withheld), shall be elected to the Board of Directors of CFX effective upon the Effective Date, shall be divided evenly among the classes, and shall be nominated for re-election, if at all, pursuant to CFX's then existing policies and procedures.

     (d) Prior to or at the Effective Date, three directors of Community to be designated by Community (one of whom shall be Mr. Crichfield), after consultation with and the consent of CFX and CFX Bank (which consent shall not be unreasonably withheld), shall be elected to the Board of Trustees of CFX Bank effective upon the Effective Date and shall be nominated for re-election, if at all, pursuant to CFX Bank's then existing policies and procedures.

     (e) From and after the Effective Date, the appropriate CFX Entity shall assume and honor in accordance with their terms all employment agreements (including change in control agreements and supplemental retirement plans) Previously Disclosed by Community. CFX agrees that the consummation of the Transactions constitutes a "change in control" as defined in such agreements. This paragraph is intended for the irrevocable benefit of, and shall be enforceable by, the parties to the agreements.

     (f) From and after the Effective Date, CFX shall indemnify persons who served as directors and officers of Community and the Community Banks on or before the Effective Date ("Indemnified Parties") in accordance with and subject to the provisions of Community's Articles of Incorporation Previously Disclosed to CFX (without regard to any limitation contained in New Hampshire law, in the By-laws of Community or the By-laws or Articles of the Community Banks). CFX intends the indemnification provided in the preceding sentence to be a binding obligation upon it for the irrevocable benefit of, and enforceable by, those directors and officers so indemnified. Any Indemnified Party wishing to claim indemnification under this Section 4.10(f), upon learning of any claim, action, suit, proceeding or investigation for which indemnification is to be sought, shall promptly notify CFX thereof; provided, that the failure to so notify shall not affect the obligations of CFX under this Section 4.10(f), (unless such failure materially increases CFX's liability here under). In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective
Date), (1) CFX shall have the right to assume the defense thereof, if it so elects, and CFX shall pay all reasonable fees and expenses of counsel for the indemnified Parties promptly as statements therefor are received; provided however, that CFX shall be obligated pursuant to this Section 4.10(f) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction for any single action, suit or proceeding or any group of actions, suits or proceedings arising out of or related to a common body of facts, (2) the Indemnified Parties will cooperate in the defense of any such matter, and (3) CFX shall not be liable for any settlement effected without its prior written consent. From and after the Effective Date, CFX will cause the persons who served as directors or officers of Community and the Community Banks on or before the Effective Date to be covered by Community's existing directors' and officers' liability insurance policy (or policies of at least the same coverage and amounts and containing terms and conditions which are not less advantageous than such policy); provided that no such person shall be entitled to insurance coverage more favorable than that provided to the person in such capacity at the date hereof with respect to acts or omissions resulting from the person's service as such on or prior to the Effective Date, and provided further that CFX shall not be required to expend with respect to any year of coverage more than 150 percent of the current per annum amount expended by Community to maintain or procure insurance coverage pursuant hereto. Such insurance coverage shall commence on the Effective Date and will be provided for a period of no less than six years after the Effective Date. As a condition to receiving indemnification under this Section 4.10(f), the party claiming indemnification shall assign, by separate writing, to CFX all right, title and interest to and in proceeds of any insurance maintained or provided by Community or CFX or any of their respective affiliates for the benefits of the claiming party, to the extent of indemnification actually received from CFX hereunder and shall send such notices as CFX may reasonably request under any applicable directors' and officers' liability or blanket bond insurance coverage to preserve claims of which the claiming party is aware. No person shall be entitled to indemnification under this Section 4.10(f) if such person is seeking indemnification based on a claim (other than a claim arising as a supplier to, customer of or borrower from CFX or the CFX Subsidiaries or Community or the Community Subsidiaries) brought by such person or by an entity of which such person is a general partner, executive officer, director, trustee, beneficiary or controlling person unless such person has waived any right to participate in any damage or other award to such claiming party or other entity in any such action, suit or proceeding.

                                   ARTICLE 5

                              CONDITIONS PRECEDENT

5.1.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ALL THE PARTIES

     The respective obligations of the Parties to effect the Transactions shall be subject to satisfaction or waiver of the following conditions at or prior to the Closing Date:

          (a) All corporate action necessary to authorize the execution, delivery and performance of the Transaction Documents and the consummation of the Transactions shall have been duly and validly taken;

          (b) The Parties shall have received all regulatory approvals required or mutually deemed necessary in connection with the Transactions, all notice periods and waiting periods required after the granting of any such approvals shall have passed and all conditions contained in any such approval required to have been satisfied prior to consummation of the Transactions shall have been satisfied, provided that no such approval shall have imposed any condition or requirement not reasonably foreseen as of the date of this Agreement that would, in the reasonable good faith opinion of the Board of Directors of CFX or Community, materially and adversely affects the anticipated economic and business benefits to CFX of the Transactions as to render consummation of the Transactions inadvisable, provided that no condition or requirement that relates primarily to regulatory matters existing at the date hereof with respect to CFX's business or activities shall be deemed to affect the business, operations, financial condition, property or assets of the combined enterprise or of Community or otherwise materially impair the value of Community to CFX;

          (c) One of the following shall have occurred:

             (i) a Registration Statement (including any post-effective amendment thereto) shall have been filed with the SEC and shall be effective under the Securities Act, and no proceeding shall be pending or to the knowledge of CFX threatened by the SEC to suspend the effectiveness of such Registration Statement;

             (ii) the Parties shall have received a "no-action" letter from the staff of the SEC stating that, by reason of the exemption afforded by
        Section 3(a)(10) of the Securities Act, it will not recommend any enforcement action to the SEC with respect to the issuance of CFX Common Stock in exchange for Community Common Stock in connection with the Share Exchange without registration thereof under the Securities Act and that such shares do not constitute "restricted securities"; or

             (iii) the Parties shall have received an opinion of Arnold & Porter to the effect that the issuance of CFX Common Stock in exchange for Community Common Stock in connection with the Share Exchange is exempt from the registration provisions of the Securities Act by reason of the exemption afforded by Section 3(a)(10) thereof and that such shares do not constitute "restricted securities";

          (d) CFX shall have received all state securities or "Blue Sky" permits or other authorizations, or confirmations as to the availability of an exemption from registration requirements as may be necessary;

          (e) To the extent that any lease, license, loan, financing agreement or other contract or agreement to which Community is a party requires the consent of or waiver from the other party thereto as a result of the Transactions, such consent or waiver shall have been obtained, unless the failure to obtain such consents or waivers, individually or in the aggregate, would not have a Material Adverse Effect on Community;

          (f) None of the Parties shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the Transactions;

          (g) The shares of CFX Common Stock that may be issued in the Share Exchange shall have been approved for listing on the AMEX, subject to official notice of issuance; and

          (h) Community and CFX shall have received an opinion of Arnold & Porter, reasonably satisfactory to tax counsel for Community, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing on the Effective Date:

             (1) the Share Exchange shall either constitute a reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code or be treated as part of a reorganization within the meaning of
        Section 368(a) of the Code;

             (2) no gain or loss will be recognized by a shareholder of Community who exchanges all of the shareholder's Community Common Stock (including each attached right issued pursuant to the Community Rights Agreement) solely for CFX Common Stock in the Share Exchange (except with respect to cash received in lieu of a fractional share interest in CFX Common Stock);

             (3) the tax basis of the CFX Common Stock received by a shareholder who exchanges all of the shareholder's Community Common Stock solely for CFX Common Stock in the Share Exchange will be the same as the tax basis of the Community Common Stock surrendered in exchange therefor (reduced by any amount allocable to a fractional share interest for which cash is received); and

             (4) the holding period of the shares of CFX Common Stock to be received by a shareholder of Community will include the period during which such shareholder held the shares of Community Common Stock surrendered in exchange therefor, provided the Community Common Stock surrendered is held as a capital asset on the Effective Date.

     Each Party shall provide, in writing, a statement of facts, representations and assumptions on which Arnold & Porter may rely in rendering its opinion, which facts, representations and assumptions shall reflect the state of facts existing on the Effective Date.

5.2.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF COMMUNITY AND THE COMMUNITY
      BANKS

     The obligations of Community and the Community Banks to effect the Transactions shall be subject to satisfaction of the following additional conditions at or prior to the Closing Date unless waived by Community pursuant to Section 6.4 hereof:

          (a) The representations and warranties of CFX and CFX Bank set forth in Article 3 hereof shall be true and correct in all material respects as of the date of this Reorganization Agreement and as of the Closing Date as though made on and as of the Closing Date (or on the date when made in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated or permitted by this Reorganization Agreement or consented to in writing by Community; provided, however, that (i) in determining whether or not the condition contained in this paragraph (a) shall be satisfied, no effect shall be given to any exceptions in such representations and warranties relating to materiality or Material Adverse Effect, and (ii) the condition contained in this paragraph (a) shall be deemed to be satisfied unless the failure of such representations and warranties to be so true and correct constitute, individually or in the aggregate, a Material Adverse Effect on CFX;

          (b) CFX and CFX Bank shall have in all material respects performed all obligations and complied with all of their covenants required by the Transaction Documents prior to the Effective Date (including, without limitation, the covenant set forth in Section 4.10(b) hereof);

          (c) CFX and CFX Bank each shall have delivered to Community a certificate, dated the Closing Date and signed by its President or Chief Financial Officer to the effect that the conditions set forth in paragraphs
     (a) and (b) of this section have been satisfied; and

          (d) Community shall have received an opinion of Devine, Millimet & Branch, counsel to CFX, dated the Closing Date, as to such matters as Community may reasonably request with respect to the Transactions.

5.3.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CFX AND CFX BANK

     The respective obligations of CFX and CFX Bank to effect the Transactions shall be subject to satisfaction of the following additional conditions at or prior to the Closing Date unless waived by CFX pursuant to Section 6.4 hereof:

          (a) The representations and warranties of Community and the Community Banks set forth in Article 2 hereof shall be true and correct in all material respects as of the date of this Reorganization Agreement and as of the Closing Date as though made on and as of the Closing Date (or on the date when made in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated or permitted by this Reorganization Agreement or consented to in writing by CFX; provided, however, that (i) in determining whether or not the condition contained in this paragraph (a) shall be satisfied, no effect shall be given to any exceptions in such representations and warranties relating to materiality or Material Adverse Effect, and (ii) the condition contained in this paragraph (a) shall be deemed to be satisfied unless the failure of such representations and warranties to be so true and correct constitute, individually or in the aggregate, a Material Adverse Effect on Community;

          (b) Community and the Community Banks shall have, in all material respects, performed all obligations and complied with all of their covenants required by the Transaction Documents;

          (c) Community and the Community Banks each shall have delivered to CFX a certificate, dated the Closing Date and signed by its President and Chief Executive Officer to the effect that the conditions set forth in paragraphs
     (a) and (b) of this section have been satisfied;

          (d) No event shall have occurred that shall preclude the Transactions from being accounted for as a pooling of interests;

          (e) The Rights issued pursuant to the Community Rights Agreement shall not have become nonredeemable, exercisable, distributed or triggered pursuant to the terms of such agreement (unless, in the case of a distribution or trigger, the effects can be cured by Community);

          (f) CFX shall have received from KPMG Peat Marwick LLP a "comfort letter" dated not more than five days prior to (i) the effective date of the Registration Statement, if any, and, otherwise, the mailing date of the Proxy Statement, and (ii) the Closing Date, with respect to certain financial information regarding Community, in form and substance which is customary in transactions such as the Transactions; and

          (g) CFX shall have received an opinion of Foley, Hoag & Eliot LLP, counsel to Community, dated the Closing Date, as to such matters as CFX may reasonably request with respect to the Transactions.

                                   ARTICLE 6

                       TERMINATION, WAIVER AND AMENDMENT

6.1.  TERMINATION

     This Reorganization Agreement and the other Transaction Documents (other than the Stock Option Agreement, which shall be governed by the terms thereof) may be terminated, either before or after approval by the shareholders of CFX and Community:

          (a) At any time on or prior to the Effective Date, by the mutual consent in writing of the Parties;

          (b) At any time on or prior to the Closing Date, by CFX in writing, if Community or either of the Community Banks has, or by Community in writing, if CFX or CFX Bank has, in any material respect, breached, and the Party seeking to terminate the Transaction Documents has not, in any material respect, breached (i) any covenant or agreement contained in the Transaction Documents, or (ii) any representation or warranty contained herein (without giving effect to any exceptions in such representations or warranties relating to materiality or a Material Adverse Effect), and in either case if such breach has not been cured by the earlier of 30 days after the date on which written notice of such breach is given to the Party committing such breach or the Closing Date (unless the breach, by its nature, is curable within 30 days after the date of written notice thereof and such 30-day cure period extends beyond the Closing Date, in which case the Closing Date shall be delayed to permit the cure of the breach by the breaching Party within such 30-day cure period); provided, however, that no breach or breaches of any representation or warranty referenced in this paragraph 6.1(b) shall be grounds for termination pursuant to this paragraph 6.1(b) unless such breach or breaches, singly or in the aggregate, shall have a Material Adverse Effect on the breaching party;

          (c) At any time, by any Party in writing, if the applications for prior approval or consents referred to in Section 4.3 hereof have been denied, and the time period for appeals and requests for reconsideration has run, or if any governmental entity of competent jurisdiction shall have issued a final non-appealable order enjoining or otherwise prohibiting the Transactions or any of them;

          (d) At any time, by any Party in writing, if the shareholders of CFX or Community do not approve the Transactions or the shareholders of CFX do not approve the Charter Amendment at the annual or special meetings duly called for that purpose;

          (e) By any Party in writing, if the Closing Date has not occurred by the close of business on March 31, 1998 (the "Termination Date"), unless the failure of the Closing to occur by such date shall be due to the failure of the Party seeking to terminate this Reorganization Agreement and the other Transaction Documents to perform or observe the covenants and agreements set forth herein, provided that the Termination Date may be extended until June 30, 1998 by any Party by written notice to the other Parties (given not later than February 28, 1998) if the Closing shall not have occurred because of failure to obtain approval from one or more regulatory authorities whose approval is required in connection with this Reorganization Agreement and the Transactions under circumstances in which neither party has the right to terminate this Reorganization Agreement pursuant to Section 6.1(c) hereof; or

          (f) By Community, if (i) the CFX Price (as that term is defined in the Plan of Exchange) is less than the Floor Price (as that term is defined in the Plan of Exchange), (ii) Community provides written notice to CFX prior to the third business day immediately preceding the Closing Date of its intent to terminate this Reorganization Agreement and the other Transaction Documents (other than the Stock Option Agreement) pursuant to this Section 6.1(f), and (iii) CFX does not elect prior to the close of business on the business day immediately preceding the Closing Date to increase the Exchange Ratio (as that term is defined in the Plan of Exchange) to the Cure Ratio (as that term is defined in the Plan of Exchange).

6.2.  EFFECT OF TERMINATION

     (a) In the event this Reorganization Agreement and the other Transaction Documents are terminated pursuant to Section 6.1 hereof, the Transaction Documents (other than the Stock Option Agreement) shall become void and have no effect, except that (i) this Section 6.2, the provisions relating to confidentiality, expenses and governing law set forth in Sections 4.5, 7.1 and
7.7 hereof, respectively, shall survive any such termination and (ii) a termination pursuant to Section 6.1(b)(i) shall not relieve the breaching Party from liability (in an action at law or otherwise) for an uncured willful breach of such covenant or agreement giving rise to such termination.

     (b) If this Reorganization Agreement is terminated, expenses of the Parties hereto shall be determined as follows:

          (1) Any termination of this Reorganization Agreement pursuant to Sections 6.1(a), 6.1(c), 6.1(d), 6.1(e) or 6.1(f) hereof (other than as a result of a willful breach or gross negligence by a Party hereto) shall be without cost or expense on the part of any Party to the others; and

          (2) In the event of a termination of this Reorganization Agreement pursuant to Section 6.1(b) hereof as a result of a breach of a representation, warranty or covenant which is caused by the willful conduct or gross negligence of a Party, such Party shall (while remaining liable for any liabilities or damages arising out of such willful breach or gross negligence) be obligated to reimburse the other Parties for all out-of-pocket costs and expenses, including, without limitation, reasonable legal, accounting and investment banking fees and expenses, incurred by such other Parties in connection with the entering into of this Reorganization Agreement and the carrying out of any and all acts contemplated hereunder (collectively referred to as "Expenses").

     (c) The payment of Expenses is not an exclusive remedy, but is in addition to any other rights or remedies available to the parties hereto at law or in equity and notwithstanding anything to the contrary contained herein, no Party shall be relieved or released from any liabilities or damages arising out of its gross negligence or willful breach of any provision of this Reorganization Agreement.

6.3.  NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

     All representations, warranties and covenants in this Reorganization Agreement and the other Transaction Documents or in any instrument delivered pursuant hereto or thereto shall expire on, and be terminated and extinguished at, the Effective Date other than covenants that by their terms are to survive or be performed after the Effective Date, provided that no such representations, warranties or covenants shall be deemed to be terminated or extinguished so as to deprive any Party (or any director, officer or controlling person thereof) of any defense in law or equity which otherwise would be available against the claims of any person, including, without limitation, any shareholder or former shareholder of either CFX or Community, the aforesaid representations, warranties and covenants being material inducements to the consummation by the Parties of the Transactions.

6.4.  WAIVER

     Except with respect to any required shareholder or regulatory approval, CFX and Community, respectively, by written instrument signed by an executive officer of such Party, may at any time (whether before or after approval of the Transaction Documents by the shareholders of CFX and Community) extend the time for the performance of any of the obligations or other acts of the Community Entities, on the one hand, or the CFX Entities, on the other hand, and may waive
(i) any inaccuracies of the Parties in the representations or warranties contained in the Transaction Documents or any document delivered pursuant hereto or thereto, (ii) compliance with any of the covenants, undertakings or agreements of the Parties, or satisfaction of any of the conditions precedent to its obligations, contained in the Transaction Documents, or (iii) the performance by such parties of any of its obligations set out herein or therein; provided, however, that, after any such approval by the shareholders of Community, no such modification shall (i) alter or change the amount or kind of consideration to be received by holders of Community Common Stock as provided in the Plan of Exchange, or (ii) adversely affect the tax treatment to Community shareholders as a result of the receipt of such consideration.

6.5.  AMENDMENT OR SUPPLEMENT

     The Transaction Documents may be amended or supplemented at any time by mutual agreement of the parties thereto. Any such amendment or supplement must be in writing and approved by their respective boards of directors and/or officers authorized thereby and shall be subject to the proviso in Section 6.4 hereof.

                                   ARTICLE 7

                                 MISCELLANEOUS

7.1.  EXPENSES

     Except as provided in Section 6.2(b) hereof, each Party shall bear and pay all costs and expenses incurred by it in connection with the Transactions, including fees and expenses of its own financial consultants, accountants and counsel, provided, however, that CFX and Community each shall bear and pay 50 percent of all filing fees associated with the Proxy Statements insofar as they pertain to the Transactions and with the Registration Statement, if required.

7.2.  ENTIRE AGREEMENT

     The Transaction Documents contain the entire agreement between the parties with respect to the Transactions and supersede all prior arrangements or understandings with respect thereto, written or oral, other than documents referred to herein or therein and the Confidentiality Agreement. The terms and conditions of the Transaction Documents shall inure to the benefit of and be binding upon the Parties and thereto and their respective successors. Except as specifically set forth in the Transaction Documents, nothing in the Transaction Documents, expressed or implied, is intended to confer upon any person, other than the Parties, and their respective successors, any rights, remedies, obligations or liabilities.

7.3.  NO ASSIGNMENT

     No Party may assign any of its rights or obligations under this Reorganization Agreement to any other person.

7.4.  NOTICES

     All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by facsimile transmission or overnight express or by registered or certified mail, postage prepaid, addressed as follows:

          If to Community or the Community Banks:

           Community Bankshares, Inc.
           43 North Main Street
           Concord, NH 03301
           Attention: Mr. Douglas Crichfield
           Facsimile No.: 603-228-5190

          With a copy to:

           Foley, Hoag & Eliot LLP
           One Post Office Square
           Boston, MA 02109
           Attention: Peter W. Coogan, Esquire
           Facsimile No.: 617-832-7000

          If to CFX or CFX Bank:

           CFX Corporation
           102 Main Street
           Keene, NH 03431
           Attention: Mark A. Gavin
           Facsimile No.: 603-358-5028

          With a copy to:

           Arnold & Porter
           555 Twelfth Street, N.W.
           Washington, D.C. 20004
           Attention: Steven Kaplan, Esquire
           Facsimile No.: 202-942-5999

7.5.  CAPTIONS

     The captions contained in this Reorganization Agreement are for reference purposes only and are not part of this Reorganization Agreement.

7.6.  COUNTERPARTS

     This Reorganization Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. This Agreement may be executed by facsimile transmission.

7.7.  GOVERNING LAW

     This Reorganization Agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire applicable to agreements made and entirely to be performed within such jurisdiction, except to the extent federal law may be applicable.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement and Plan of Reorganization to be executed in counterparts by their duly authorized officers and their corporate seal to be hereunto affixed and attested by their officers thereunto duly authorized, all as of the day and year first above written.

                                          COMMUNITY BANKSHARES, INC.

                                          By: /s/ DOUGLAS CRICHFIELD
                                            ------------------------------------
                                            Douglas Crichfield
                                            President and Chief Executive
                                              Officer

                                          CONCORD SAVINGS BANK

                                          By: /s/ DOUGLAS CRICHFIELD
                                            ------------------------------------
                                            Douglas Crichfield
                                            President and Chief Executive
                                              Officer

                                          CENTERPOINT BANK

                                          By: /s/ PHILIP M. STONE
                                            ------------------------------------
                                            Philip M. Stone
                                            Chairman and President

                                          CFX CORPORATION

                                          By: /s/ PETER J. BAXTER
                                            ------------------------------------
                                            Peter J. Baxter
                                            President and Chief Executive
                                              Officer

                                          CFX BANK

                                          By: /s/ PETER J. BAXTER
                                            ------------------------------------
                                            Peter J. Baxter
                                            President and Chief Executive
                                              Officer

                                    ANNEX A

                             PLAN OF SHARE EXCHANGE

     PURSUANT TO THIS PLAN OF SHARE EXCHANGE (this "Plan of Exchange"), dated as of March 24, 1997, CFX CORPORATION ("CFX"), a New Hampshire corporation, shall, subject to the terms and conditions specified herein and in a related Agreement and Plan of Reorganization dated as of even date herewith (the "Reorganization Agreement"), acquire through a share exchange all the outstanding shares of COMMUNITY BANKSHARES, INC. ("Community"), a New Hampshire corporation.

                                   ARTICLE 1

                                 SHARE EXCHANGE

     1.1. On the Effective Date (as hereinafter defined), each share of common stock of Community, par value $1.00 per share ("Community Common Stock"), outstanding immediately prior to the Effective Date (except as provided in Paragraphs 4, 7 and 8 of this Article), including each attached right issued pursuant to the Community Rights Agreement (as defined in Section 2.1(a) of the Reorganization Agreement), shall be converted without any action on the part of the holder thereof into an amount of common stock, par value $0.66 2/3 per share, of CFX ("CFX Common Stock") equal to one share multiplied by the Exchange Ratio as determined below (rounded to the nearest four decimal places).

     1.2. As used herein, the term "CFX Price" shall mean the average of the averages of the high and low prices of CFX Common Stock on the American Stock Exchange (as reported by The Wall Street Journal) for each of the 15 consecutive trading days ending on the business day before the Effective Date.

     1.3. (a) For purposes of this Plan of Exchange, the Exchange Ratio shall be 2.2 shares of CFX Common Stock for each share of Community Common Stock; provided, however, that (i) the Exchange Ratio shall be 2.0 shares of CFX Common Stock for each share of Community Stock if the CFX Price is greater than $20.00;
(ii) the Exchange Ratio shall be $40.00 ? the CFX Price, if the CFX Price is greater than $18.18 but not greater than $20.00; and (iii) the Exchange Ratio shall be $29.70 ? the CFX Price (the "Cure Ratio"), if the CFX Price is $13.50 (the "Floor Price") or less and CFX has elected to increase the Exchange Ratio in accordance with Section 6.1(f) of the Reorganization Agreement.

     (b) Notwithstanding the provisions of the preceding subparagraph (a), in the event that before the Effective Date an announcement is made with respect to a business combination involving the acquisition of CFX or a substantial portion of its assets, the Exchange Ratio shall not be less than 2.2 shares of CFX Common Stock for each share of Community Common Stock

     1.4. On the Effective Date, all shares of Community Common Stock held in the treasury of Community or owned beneficially by any subsidiary of Community other than in a fiduciary capacity or in connection with a debt previously contracted and all shares of Community Common Stock owned by CFX or owned beneficially by any subsidiary of CFX other than in a fiduciary capacity or in connection with a debt previously contracted shall be canceled and no cash, stock or other property shall be delivered in exchange therefor.

     1.5. (a) Prior to the Effective Date, CFX shall appoint a bank, trust company or other stock transfer agent selected by CFX as the exchange agent (the "Exchange Agent") to effect the exchange of certificates evidencing shares of Community Common Stock (any such certificate being hereinafter referred to as a "Certificate") for shares of CFX Common Stock to be received in the share exchange. On the Effective Date, CFX shall have granted the Exchange Agent the requisite power and authority to effect for and on behalf of CFX the issuance of the number of shares of CFX Common Stock issuable in the share exchange.

     (b) Within five business days after the Effective Date, the Exchange Agent shall mail to each holder of record of Community Common Stock as of the Effective Date a notice of consummation of the share exchange and a form of transmittal letter pursuant to which each such shareholder shall transmit the Certificate or Certificates, or, in lieu thereof, such evidence of lost, stolen or mutilated Certificate or Certificates and such surety bond as the Exchange Agent may reasonably require in accordance with customary exchange practices. Community shareholders who satisfy such requirements for lost, stolen or mutilated certificates shall for purposes of the exchange procedures set forth herein be deemed to have submitted Certificates for Community Common Stock. As soon as practicable after surrender of such Certificate to the Exchange Agent with a properly completed transmittal letter, the Exchange Agent will promptly mail by first class mail to such shareholder a certificate or certificates representing the number of full shares of CFX Common Stock into which the shares of Community Common Stock evidenced by the Certificate surrendered shall have been converted pursuant to this Plan of Exchange.

     (c) The Exchange Agent shall accept such Certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with customary exchange practices. Until so surrendered, each Certificate shall be deemed for all purposes to evidence ownership of the number of shares of CFX Common Stock into which the shares represented by such Certificates have been changed or converted as aforesaid. No dividends or other distributions declared after the Effective Date with respect to CFX Common Stock shall be paid to the holder of any unsurrendered Certificate until the holder thereof shall surrender such Certificate in accordance with this Article I. After the surrender of a Certificate in accordance with this Article I, the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to shares of CFX Common Stock represented by such Certificate.

     (d) No transfer taxes shall be payable by any shareholders of Community in respect of the issuance of certificates for CFX Common Stock and no expenses shall be imposed on any shareholder of Community in connection with the conversion of shares of Community Common Stock into shares of CFX Common Stock and the delivery of such shares to the former holder of Community Common Stock entitled thereto, except that, if any certificate for shares of CFX Common Stock is to be issued in a name other than that in which a certificate or certificates for shares of Community Common Stock surrendered shall have been registered, it shall be a condition to such issuance that the person requesting such issuance shall pay to CFX any transfer taxes payable by reason thereof or of any prior transfer of such surrendered certificate or certificates or establish to the reasonable satisfaction of the Exchange Agent that such taxes have been paid or are not payable.

     (e) Certificates surrendered for exchange by any person who is an "affiliate" of Community for purposes of Rule 145(c) under the Securities Act of 1933, as amended, shall not be exchanged for certificates representing shares of CFX Common Stock until CFX has received the written agreement of such person contemplated by Section 4.9 of the Reorganization Agreement. If any certificate for shares of Community Common Stock is to be issued in a name other than that in which a certificate surrendered for exchange is issued, the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and the person requesting such exchange shall affix any requisite stock transfer tax stamps to the certificate surrendered or provide funds for their purchase or establish to the reasonable satisfaction of CFX or its agent that such taxes are not payable.

     1.6. Upon the Effective Date, the stock transfer books of Community shall be closed and no transfer of Community Common Stock shall thereafter be made or recognized. Any other provision of this Plan of Exchange notwithstanding, neither CFX or its agent nor any party to the share exchange shall be liable to a holder of Community Common Stock for any amount paid or property delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar law.

     1.7. In the event that, between the date hereof and prior to the Effective Date, the outstanding shares of CFX Common Stock or Community Common Stock shall have been increased, decreased or changed into or exchanged for a different number or kind of shares or securities by reorganization, recapitalization, reclassification, stock split or other like changes in the capitalization of CFX or Community, or if a stock dividend is declared on CFX Common Stock or Community Common Stock with a record date within such period, then an appropriate and proportionate adjustment shall be made in the number and kind of shares of CFX Common Stock to be thereafter delivered pursuant to this Plan of Exchange, and the dollar amounts and the Exchange Ratio set forth in Section 3 of this Article I, so that each shareholder of Community shall be entitled to receive such number of shares of CFX Common Stock or other securities as such shareholder would have received pursuant to such reorganization, recapitalization, reclassification, stock split, exchange or shares or readjustment or other like changes in the capitalization of CFX or Community, or as a result of a stock dividend on CFX Common Stock or Community Common Stock, had the record date therefor been immediately following the Effective Date.

     1.8. Notwithstanding any other provision hereof, each holder of shares, or of options to purchase shares, of Community Common Stock who would otherwise have been entitled to receive a fraction of a share of CFX Common Stock (after taking into account all Certificates delivered by such holder or all shares such holder is entitled to receive in accordance with Article III hereof) shall receive (by check from the Exchange Agent, mailed to the shareholder with the certificate(s) for CFX Common Stock which such holder is to receive pursuant to the share exchange), in lieu thereof, cash in an amount equal to such fractional part of a share of CFX Common Stock multiplied by the "market value" of such Common Stock. The "market value" of one share of CFX Common Stock shall be the closing price of CFX Common Stock on the American Stock Exchange (as reported by The Wall Street Journal) on the last business day preceding the Effective Date. No such holder shall be entitled to dividends, voting rights or any other shareholder right in respect of any fractional share.

     1.9. On the Effective Date, the share exchange contemplated hereby shall have the effect set forth in Section 293-A:11.06 of the New Hampshire Revised Statutes Annotated.

                                   ARTICLE 2

                               DISSENTERS' RIGHTS

     Notwithstanding anything in this Plan of Exchange to the contrary and unless otherwise provided by applicable New Hampshire law, shares of Community Common Stock that are issued and outstanding immediately prior to the Effective Date and that are owned by stockholders who, pursuant to applicable New Hampshire law, (1) deliver to Community before the taking of the vote of Community's stockholders on the Plan of Exchange a written notice of their intent to demand payment for their shares of Community Common Stock if the share exchange is effectuated, and (2) do not vote their shares in favor of this Plan of Exchange (the "Dissenting Shares"), shall not be converted into the right to receive, or be exchangeable for, shares of CFX Common Stock, but, instead, the holders of such Dissenting Shares shall be entitled to payment of the fair value of such Dissenting Shares, plus accrued interest, in accordance with applicable New Hampshire law. If any holders of Community Common Stock shall have failed to perfect or shall have effectively withdrawn, waived or lost the right to dissent from the share exchange and to receive the fair value of such shares as provided under applicable New Hampshire law, the shares of Community Common Stock held by such holder shall be deemed to have been converted into and be exchangeable for shares of CFX Common Stock on the Effective Date.

                                   ARTICLE 3

                                 STOCK OPTIONS

     On the Effective Date, each then outstanding stock option to purchase Community Common Stock ("Community Option") pursuant to the 1985 Stock Option Plan, the 1988 Stock Option Plan, the 1989 Centerpoint Bank Stock Option Plan, the 1992 Stock Option Plan or the 1991 Employee Stock Purchase Plan (collectively, the "Community Stock Option Plans") (it being understood that the aggregate number of shares of Community Common Stock subject to purchase pursuant to the exercise of such Community Options (excluding those under the 1991 Employee Stock Purchase Plan) is not and shall not be more than 95,379), whether vested or unvested, will be assumed by CFX. Each Community Option so assumed by CFX under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Community Stock Option Plans immediately prior to the Effective Date, except that (i) such Community Option shall be exercisable (when vested) for that number of whole shares of CFX Common Stock equal to the product of the number of shares of Community Common Stock covered by the Community Option multiplied by the Exchange Ratio, provided that any fractional share of CFX Common Stock resulting from such multiplication shall be rounded down to the nearest share; and (ii) the exercise price per share of CFX Common Stock shall be equal to the exercise price per share of Community Common Stock of such Community Option, divided by the Exchange Ratio, provided that such exercise price shall be rounded up to the nearest cent. It is the intention of the parties that the Community Options assumed by CFX qualify following the Effective Date as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended to the extent that the Community Options qualified as incentive stock options immediately prior to the Effective Date.

                                   ARTICLE 4

                      EFFECTIVE DATE OF THE SHARE EXCHANGE

     Articles of share exchange evidencing the transactions contemplated herein shall be delivered to the New Hampshire Secretary of State in accordance with applicable New Hampshire law. The share exchange contemplated hereby shall be effective at the time and on the date specified in such articles of share exchange (such date and time being herein referred to as the "Effective Date").

                                   ARTICLE 5

                              CONDITIONS PRECEDENT

     The obligations of CFX and Community to effect the share exchange as herein provided shall be subject to satisfaction, unless duly waived, of the conditions set forth in the Reorganization Agreement.

                                   ARTICLE 6

                                  TERMINATION

     Anything contained in this Plan of Exchange to the contrary notwithstanding, and notwithstanding the adoption hereof by the shareholders of Community, this Plan of Exchange may be terminated and the share exchange abandoned as provided in the Reorganization Agreement.

                                   ARTICLE 7

                                 MISCELLANEOUS

     7.1. This Plan of Exchange may be amended or supplemented at any time prior to its Effective Date by mutual agreement of CFX and Community. Any such amendment or supplement must be in writing and approved by their respective Boards of Directors and/or by officers authorized thereby and shall be subject to the proviso in Section 6.4 of the Reorganization Agreement.

     7.2. Any notice or other communication required or permitted under this Plan of Exchange shall be given, and shall be effective, in accordance with the provisions of the Reorganization Agreement.

     7.3. The headings of the several Articles herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Plan of Exchange.

     7.4. This Plan of Exchange shall be governed by and construed in accordance with the laws of New Hampshire applicable to the internal affairs of Community and CFX.

                                                                      APPENDIX C

                             ALEX BROWN LETTERHEAD

                               February 11, 1997

Board of Directors
CFX Corporation
102 Main Street
Keene, NH 03431

Dear Members of the Board of Directors:

     CFX Corporation ("CFX" or the "Company"), and Portsmouth Bank Shares, Inc. ("Portsmouth") have entered into an Agreement and Plan of Reorganization dated as of February 13, 1997 (the "Agreement"). Pursuant to the Agreement, CFX shall acquire all the outstanding shares of capital stock of Portsmouth through an exchange (the "Share Exchange") of shares of CFX Common Stock for the issued and outstanding shares of Portsmouth Common Stock and any rights attached thereto. Following the Share Exchange, Portsmouth shall be merged (the "Holding Company Merger") with and into CFX, and following the consummation of the Holding Company Merger, Portsmouth Bank, a wholly-owned subsidiary of Portsmouth, shall be merged (the "Bank Merger") with and into CFX Bank, a wholly-owned subsidiary of CFX. For purposes of the Share Exchange, the exchange ratio ("Exchange Ratio") shall be: (i) 0.9500, if the average closing price of CFX Common Stock on the American Stock Exchange for the ten consecutive trading days ending on the business day before the date on which the last regulatory approval required to consummate these transactions is obtained (the "CFX Price"), is greater than $17.375; (ii) $16.50 divided by the CFX Price, if the CFX Price is greater than $15.70 and is no greater than $17.375; or (iii) 1.0500, if the CFX Price is no greater than $15.70, provided, however, that the Exchange Ratio shall be $14.91 divided by the CFX Price, if the CFX Price is $14.20 or less and CFX has elected to increase the Exchange Ratio. We have assumed, with your consent, that the Holding Company Merger will qualify for pooling-of-interests accounting treatment and as a tax free transaction for federal income tax purposes. You have requested our opinion as to whether the Exchange Ratio is fair, from a financial point of view, to CFX.

     Alex. Brown & Sons Incorporated ("Alex. Brown"), as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Board of Directors of CFX in connection with the transaction described above and will receive a fee for our services. We have also provided merger and acquisition advice to CFX in the past. Alex. Brown maintains a market in the Common Stock of CFX and regularly publishes research reports regarding the banking industry and the businesses and securities of CFX and other publicly traded companies in the banking industry. In the ordinary course of business, Alex. Brown may actively trade the securities of both CFX and Portsmouth for our own account and the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

     In connection with this opinion, we have reviewed certain publicly available financial information and other information concerning CFX and Portsmouth and certain internal analyses and other information furnished to us by CFX and Portsmouth. We have also held discussions with the members of the senior managements of CFX and Portsmouth regarding the businesses and prospects of their respective companies and the joint prospects of a combined company. In addition, we have (i) reviewed the reported prices and trading activity for the common stock of both CFX and Portsmouth, (ii) compared certain financial and stock market information for CFX and Portsmouth with similar information for certain other banking companies whose securities are publicly traded, (iii) reviewed the financial terms of certain recent business combinations which we deemed comparable in whole or in part, (iv) reviewed the terms of the Agreement and certain related documents, and (v) performed such other studies and analyses and considered such other factors as we deemed appropriate.

     We have not independently verified the information described above and for purposes of this opinion have assumed the accuracy, completeness and fairness thereof. With respect to the information relating to the prospects of CFX and Portsmouth, we have assumed that such information reflects the best currently available judgments and estimates of the managements of CFX and Portsmouth as to the likely future financial performances of their respective companies and of the combined entity. In addition, we have not made nor been provided with an independent evaluation or appraisal of the assets or liabilities of CFX and Portsmouth, nor have we been furnished with any such evaluations or appraisals. We are not expressing our opinion as to the value of CFX's common stock when issued pursuant to the Share Exchange or the prices at which CFX's common stock will trade subsequent to such issuance. Our opinion is based on market, economic and other conditions as they exist and can be evaluated as of the date of this letter.

     Our advisory services and the opinion expressed herein were prepared for the use of the Board of Directors of CFX and do not constitute a recommendation to any stockholder as to how such stockholder should vote. We hereby consent to the inclusion of this opinion in its entirety as an exhibit to any proxy or registration statement distributed in connection with the Share Exchange.

     Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Exchange Ratio is fair, from a financial point of view, to CFX.

                                          Very truly yours,

                                          ALEX. BROWN & SONS INCORPORATED

                                          By: /s/ DONALD W. DELSON
                                            ------------------------------------

                                          Name:Donald W. Delson
                                              Managing Director

                                                                      APPENDIX D

                           [ALEX BROWN LETTERHEAD]

                                 March 24, 1997

Board of Directors
CFX Corporation
102 Main Street
Keene, NH 03431

Dear Members of the Board of Directors:

     CFX Corporation ("CFX" or the "Company"), and Community Bankshares, Inc. ("Community") have entered into an Agreement and Plan of Reorganization dated as of March 24, 1997 (the "Agreement"). Pursuant to the Agreement, CFX shall acquire all the outstanding shares of capital stock of Community through an exchange (the "Share Exchange") of shares of CFX Common Stock for the issued and outstanding shares of Community Common Stock and any rights attached thereto. Following the Share Exchange, Community shall be merged (the "Holding Company Merger") with and into CFX, and following the consummation of the Holding Company Merger, the Community Banks, wholly-owned subsidiaries of Community, shall be merged (the "Bank Merger") with and into CFX Bank, a wholly-owned subsidiary of CFX. For purposes of the Share Exchange, the exchange ratio ("Exchange Ratio") shall be: (i) 2.2, if the average of the averages of the high and low prices of CFX Common Stock on the American Stock Exchange (as reported by The Wall Street Journal) for each of the 15 consecutive trading days ending on the business day before the Effective Date (the "CFX Price"), is between $13.50 and $18.18; (ii) $40.00 divided by the CFX Price, if the CFX Price is greater than $18.18 but not greater than $20.00; (iii) 2.0, if the CFX Price is greater than $20.00; or (iv) $29.70 divided by the CFX Price, if the CFX Price is $13.50 or less and CFX has elected to increase the Exchange Ratio. We have assumed, with your consent, that the Holding Company Merger will qualify for pooling-of-interests accounting treatment and as a tax free transaction for federal income tax purposes. You have requested our opinion as to whether the Exchange Ratio is fair, from a financial point of view, to CFX.

     Alex. Brown & Sons Incorporated ("Alex. Brown"), as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Board of Directors of CFX in connection with the transaction described above and will receive a fee for our services. We have also provided merger and acquisition advice to CFX in the past, including CFX's acquisitions of Milford Co/Operative Bank and Safety Fund Corp. and the pending acquisition of Portsmouth Bank Shares, Inc. Alex. Brown maintains a market in the Common Stock of CFX and regularly publishes research reports regarding the banking industry and the businesses and securities of CFX and other publicly traded companies in the banking industry. In the ordinary course of business, Alex. Brown may actively trade the securities of both CFX and Community for our own account and the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

     In connection with this opinion, we have reviewed certain publicly available financial information and other information concerning CFX and Community and certain internal analyses and other information furnished to us by CFX and Community. We have also held discussions with the members of the senior managements of CFX and Community regarding the businesses and prospects of their respective companies and the joint prospects of a combined company. In addition, we have (i) reviewed the reported prices and trading activity for the common stock of both CFX and Community, (ii) compared certain financial and stock market information for CFX and Community with similar information for certain other banking companies whose securities are publicly traded, (iii) reviewed the financial terms of certain recent business combinations which we deemed comparable in whole or in part, (iv) reviewed the terms of the Agreement and certain related documents, and (v) performed such other studies and analyses and considered such other factors as we deemed appropriate.

     We have not independently verified the information described above and for purposes of this opinion have assumed the accuracy, completeness and fairness thereof. With respect to the information relating to the prospects of CFX and Community, we have assumed that such information reflects the best currently available judgments and estimates of the managements of CFX and Community as to the likely future financial performances of their respective companies and of the combined entity. In addition, we have not made nor been provided with an independent evaluation or appraisal of the assets or liabilities of CFX and Community, nor have we been furnished with any such evaluations or appraisals. We are not expressing our opinion as to the value of CFX's common stock when issued pursuant to the Share Exchange or the prices at which CFX's common stock will trade subsequent to such issuance. Our opinion is based on market, economic and other conditions as they exist and can be evaluated as of the date of this letter.

     Our advisory services and the opinion expressed herein were prepared for the use of the Board of Directors of CFX and do not constitute a recommendation to any stockholder as to how such stockholder should vote. We hereby consent to the inclusion of this opinion in its entirety as an exhibit to any proxy or registration statement distributed in connection with the Share Exchange.

     Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Exchange Ratio is fair, from a financial point of view, to CFX.

                                          Very truly yours,

                                          ALEX. BROWN & SONS INCORPORATED

                                          By: /s/  Donald W. Delson

                                          Name: Donald W. Delson
                                              Managing Director

                                                                      APPENDIX E

                                CFX CORPORATION
                         1997 LONG-TERM INCENTIVE PLAN

     1. Definitions. In this Plan, except where the context otherwise indicates, the following definitions shall apply:

          1.1.  "Agreement" means a written agreement implementing an Award.

          1.2.  "Award" means a grant of an Option.

          1.3.  "Board" means the Board of Directors of the Corporation.

          1.4.  "Code" means the Internal Revenue Code of 1986, as amended.

          1.5. "Committee" means the committee or subcommittee of the Board appointed by the Board to administer this Plan. Unless otherwise determined by the Board, the Stock Option Committee of the Board shall be the Committee.

          1.6. "Common Stock" means the common stock, par value $0.66 2/3 per share, of the Corporation.

          1.7.  "Corporation" means CFX Corporation.

          1.8. "Date of Exercise" means the date on which the Corporation receives notice of the exercise of an Option in accordance with the terms of Section 7.1.

          1.9. "Date of Grant" means the date on which an Option is granted under this Plan.

          1.10. "Director" means a member of the Board of the Corporation or any Subsidiary.

          1.11. "Employee" means any employee of the Corporation or a Subsidiary, including an Employee Director or any person who has been hired to be an employee of the Corporation or a Subsidiary.

          1.12.  "Employee Director" means a Director who is also an Employee.

          1.13. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          1.14. "Fair Market Value" means an amount equal to the closing sale price for a Share, on the date such fair market value is to be determined (or if there is no sale of Shares on such date, the closing sale price on the nearest trading date preceding such date), in the principal trading market for the Shares as reported by such source as the Committee may select, or, if such price quotations of the Common Stock are not then reported, then the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

          1.15. "Incentive Stock Option" means an Option granted under this Plan that qualifies as an incentive stock option under Section 422 of the Code and that the Corporation designates as such in the Agreement granting the Option.

          1.16. "Independent Director" means a Director who is not an Employee Director.

          1.17. "Nonstatutory Stock Option" means an Option granted under this Plan that is not an Incentive Stock Option.

          1.18. "Option" means an option to purchase Shares granted under this Plan in accordance with the terms of Section 6.

          1.19. "Option Period" means the period during which an Option may be exercised.

          1.20. "Option Price" means the price per Share at which an Option may be exercised. The Option Price shall be determined by the Committee and shall not be less than the Fair Market Value determined as of the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder, the Option Price shall not be less than 110% of the Fair Market Value on the Date of Grant.

          1.21. "Optionee" means an Employee or Independent Director to whom an Option has been granted.

          1.22.  "Plan" means the CFX Corporation 1997 Long-Term Incentive Plan.

          1.23. "Rule 16b-3" means Rule 16b-3 under Section 16 of the Exchange Act, or any successor rule.

          1.24.  "Share" means a share of Common Stock.

          1.25. "Subsidiary" means a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Corporation, either directly or through one or more other Subsidiaries.

          1.26. "Ten-Percent Stockholder" means an Optionee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary.

     2. Purpose. This Plan is intended to assist the Corporation and its Subsidiaries in attracting and retaining Employees and Independent Directors of outstanding ability and to promote the identification of their interests with those of the stockholders of the Corporation.

     3. Administration. The Committee shall administer this Plan and shall have plenary authority, in its discretion, to award Options to Employees and Independent Directors, subject to the provisions of this Plan. The Committee shall have plenary authority and discretion, subject to the provisions of this Plan, to determine the terms (which terms need not be identical) of all Awards to Employees and Independent Directors, including without limitation the exercise price of Options, the time or times at which Awards are made, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock Option, any exceptions to non-transferability, any provisions relating to vesting, any circumstances in which the Options would terminate, the period during which Options may be exercised, and the period during which Options shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered by the Award recipients, their present and potential contributions to the success of the Corporation and its Subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of this Plan, the Committee shall have plenary authority to interpret this Plan, prescribe, amend and rescind rules and regulations relating to it, and make all other determinations deemed necessary or advisable for the administration of this Plan. The determinations of the Committee on the matters referred to in this Section 3 shall be binding and final.

     4. Eligibility. Incentive Stock Options may be granted or awarded only to Employees. Nonstatutory Stock Options may be granted or awarded to Employees or Independent Directors.

     5.  Stock Subject to Plan.

          5.1. Subject to adjustment as provided in Section 8, the maximum number of Shares that may be issued under this Plan is 500,000 Shares. The maximum number of Shares with respect to which an Employee may receive Awards under this Plan during its term is 100,000.

          5.2. If an Option expires or terminates for any reason without having been fully exercised, the unissued or forfeited Shares which had been subject to the Award shall become available for the grant of additional Awards.

     6.  Options.

          6.1. Options granted under this Plan to Employees shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee. Each Option granted under this Plan shall be clearly identified either as a Nonstatutory Stock Option or an Incentive Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to

     Employees shall be subject to the terms and conditions set forth in this
     Section 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify. All Incentive Stock Options granted under this Plan shall comply with the provisions of the Code governing incentive stock options and with all other applicable rules and regulations.

          6.2. The Option Period for Options granted to Employees shall be determined by the Committee and specifically set forth in the Agreement; provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant.

          6.3. The Committee, in its discretion, may provide in an Agreement for the right of the Optionee to surrender to the Corporation an Option (or a portion thereof) that has become exercisable and to receive upon such surrender, without any payment to the Corporation (other than required tax withholding amounts) that number of Shares (equal to the highest whole number of Shares) having an aggregate fair market value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of
     (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus an amount of cash equal to the fair market value of any fractional Share to which the Optionee would be entitled but for the parenthetical above relating to whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).

          6.4. Options made under this Plan shall not be transferable other than by will, the laws of descent and distribution, or as provided by the Committee in an Agreement.

     7.  Exercise of Options.

          7.1. An Option may, subject to the terms of the applicable Agreement under which it was granted, be exercised in whole or in part by the delivery to the Corporation of written notice of the exercise, in such form as the Committee may prescribe, accompanied by full payment for the Shares with respect to which the Option is exercised. To the extent provided in the applicable Option Agreement, payment may be made in whole or in part by delivery (including constructive delivery) of Shares valued at Fair Market Value on the Date of Exercise or by delivery of a promissory note as provided in Section 7.2 hereof.

          7.2. To the extent provided in an Agreement and permitted by applicable law, the Committee may accept as partial payment of the Option Price a promissory note executed by the Optionee evidencing his or her obligation to make future cash payment thereof. Promissory notes made pursuant to this Section 7.2 shall be payable upon such terms as may be determined by the Committee, shall be secured by a pledge of the Shares received upon exercise of the Option and shall bear interest at a rate fixed by the Committee.

     8. Capital Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation and the like, the Committee may, in its discretion, provide for a substitution for or adjustment in (1) the number and class of Shares subject to outstanding Options, (2) the Option Price of Options, and (3) the aggregate number and class of Shares for which Awards thereafter may be made under this Plan and to individual Award recipients.

     9. Termination or Amendment. The Board may amend, alter or terminate this Plan in any respect at any time; provided, however, that, after this Plan has been approved by the stockholders of the Corporation, no amendment, alteration or termination of this Plan shall be made by the Board without approval of (1) the Corporation's stockholders to the extent stockholder approval of the amendment is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, and (2) each affected Optionee if such amendment, alteration or termination would adversely affect his or her rights or obligations under any Award made prior to the date of such amendment, alteration or termination.

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

     10.  Modification, Extension, Renewal, Substitution.

          10.1. Subject to the terms and conditions of this Plan, the Committee may modify, extend or renew outstanding Options, or accept the surrender of outstanding Options granted under this Plan or options granted under any other plan of the Corporation or a Subsidiary (to the extent not theretofore exercised), and authorize the granting of new Options pursuant to this Plan in substitution therefor. Any substituted Options may specify a lower exercise price than the surrendered options, a longer term than the surrendered options, or have any other provisions that are authorized by this Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Optionee, alter or impair any of the Optionee's rights or obligations under such Award.

          10.2. Anything contained herein to the contrary notwithstanding, Options may, at the discretion of the Committee, be granted under this Plan in substitution for options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Corporation or one of its Subsidiaries. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the options in substitution for which they are granted. Such Options shall not be counted toward the 100,000 Share limit imposed by the second sentence of Section 5.1, except to the extent it is determined by the Committee that the applicability of such sentence is required in order for grants of Options hereunder to be eligible to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

     11. Effectiveness of this Plan. This Plan and any amendments requiring stockholder approval pursuant to Section 9 are subject to approval by vote of the stockholders of the Corporation within 12 months after their adoption by the Board. Subject to that approval, this Plan and any amendments are effective on the date on which they are adopted by the Board. Options may be granted or awarded prior to stockholder approval of this Plan or amendments, but each such Award shall be subject to the approval of this Plan or amendments by the stockholders. The date on which any Option granted or awarded prior to stockholder approval of this Plan or amendment is granted or awarded shall be the Date of Grant for all purposes as if the Option had not been subject to approval; no such Option may be exercised prior to such stockholder approval, and any such Option shall be void ab initio if such stockholder approval is not obtained.

     12. Withholding. The Corporation's obligation to deliver Shares or pay any amount pursuant to the terms of any Award hereunder shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (1) tendering a cash payment, (2) authorizing the Corporation to withhold Shares otherwise issuable to the Optionee, or (3) delivering to the Corporation already owned and unencumbered Shares.

     13.  Term of this Plan.  Unless sooner terminated by the Board pursuant to
Section 9, this Plan shall terminate on December 10, 2006, and no Option, may be granted or awarded after such date. The termination of this Plan shall not affect the validity of any Award outstanding on the date of termination.

     14. Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted or awarded hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Corporation.

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

     15.  General Provisions.

          15.1. The establishment of this Plan shall not confer upon any Employee or Independent Director any legal or equitable right against the Corporation, any Subsidiary or the Committee, except as expressly provided in this Plan.

          15.2. This Plan does not constitute inducement or consideration for the employment of any Employee or the service of any Independent Director, nor is it a contract between the Corporation or any Subsidiary and any Employee or Independent Director. Participation in this Plan shall not give an Employee or Independent Director any right to be retained in the service of the Corporation or any Subsidiary.

          15.3. Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Corporation or its Subsidiaries to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval upon the same.

          15.4. The interests of any Employee or Independent Director under this Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

          15.5. This Plan shall be governed, construed and administered in accordance with the laws of the State of New Hampshire and it is the intention of the Corporation that Incentive Stock Options granted under this Plan qualify as such under Section 422 of the Code.

          15.6. The Committee may require each person acquiring Shares pursuant to Awards hereunder to represent to and agree with the Corporation in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

          15.7. The Corporation shall not be required to issue any certificate or certificates for Shares with respect to Awards under this Plan, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

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

                                                                      APPENDIX F

                      AMENDED AND RESTATED CFX CORPORATION
                       1992 EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose. The purpose of this Plan is to provide a means whereby Employees, as defined below, will have the opportunity to acquire a proprietary interest in CFX Corporation (the "Company") through the purchase of Common Stock, $0.66 2/3 par value, of the Company (the "Stock"). As used herein, the term "Employee" means an employee of the Company or any present or future Subsidiary thereof (including a director who is also an employee). The term "Subsidiary" shall mean any present or future corporation which qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). This Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

     2. Shares Subject to this Plan. Participating Employees may purchase an aggregate of 250,000 shares of Stock under this Plan, of which 123,981 shares represent the 100,000 shares originally authorized for sale under this Plan as adjusted for prior stock sales under this Plan, stock dividends and stock splits. The shares of Stock sold pursuant to this Plan may be authorized but unissued shares or treasury shares. The Company shall reserve such number of shares for purchase by participating Employees subject to adjustment as provided in Section 17.

     3. Administration of this Plan. This Plan shall be administered by a committee or subcommittee (the "Committee") of the Board of Directors of the Company (the "Board") appointed by the Board to administer this Plan. Unless otherwise determined by the Board, the Stock Option Committee of the Board shall be the Committee. All decisions by the Committee pursuant to the provisions of this Plan shall be made by a majority of its members. A member of the Committee who is eligible to participate in this Plan shall not vote on any question relating specifically to the member. Any decision reduced to writing and signed by all the members shall be fully effective as if it had been unanimously made at a duly held meeting of the Committee. Except as otherwise expressly reserved to the Board in this Plan, the Committee may interpret this Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of this Plan or the continued qualification of this Plan and make such other determinations and take such other actions as it deems necessary or advisable. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.

     4. Offering Dates. This Plan will be implemented through offerings of Stock of up to one year as determined by the Committee (each, an "Offering"). The Committee also shall determine the number of shares available for purchase during each Offering, the date of commencement of an Offering (an "Offering Commencement Date"), and the date of termination of an Offering (an "Offering Termination Date"). In making the foregoing determinations, the Committee shall consider the aggregate number of shares available for purchase under this Plan as set forth in Section 2 of this Plan, the number of shares previously sold and remaining to be sold under this Plan, and the frequency and duration of the Offerings. Participation in any one or more of the Offerings under this Plan shall not limit or require participation in any other Offering.

     5. Eligibility. Except as hereinafter provided, an Employee who has completed 6 months of service with the Company or any Subsidiary on or before an applicable Offering Commencement Date shall be eligible to participate in this Plan for the underlying Offering and for all subsequent Offerings. Notwithstanding any provision of this Plan to the contrary, no Employee shall be eligible to participate in this Plan if after being granted the option under this Plan, the Employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of this Section 5 in determining whether the stock ownership of an Employee equals or exceeds 5%, the rules of Section 424(d) of the Code shall apply and Stock which an Employee may purchase under outstanding options shall be treated as Stock owned by the Employee.

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

     6. Participation. An eligible Employee may elect to become a participant in this Plan for an Offering by completing a payroll deduction authorization form provided by the Company and filing it with the Committee during the month prior to the applicable Offering Commencement Date.

     7. Payroll Deductions.

          7.1. The completion of a payroll deduction authorization by an eligible Employee shall authorize the Company to deduct a percentage of the Employee's Base Pay to be specified by the Employee, in any whole percent not to exceed 7% of the Employee's Base Pay, from the Employee's pay on each payday after such authorization is made and until such authorization is terminated as provided herein, which deductions shall be used to pay for the stock purchased by the Employee under this Plan. For purposes of this Plan, the term "Base Pay" means an Employee's regular or commission earnings from the Company or any Subsidiary, excluding any payments for overtime, incentive compensation, bonuses or special payments.

          7.2. Payroll deductions made for a participant shall be credited to an account maintained by this Plan on behalf of the participant. A participant may not make any separate cash payments into the participant's account.

          7.3. A participant may terminate participation in this Plan for any Offering pursuant to Section 12 hereof but may not alter the rate of the participant's payroll deductions for any Offering without the Committee's consent in writing.

     8. Grant of Option. If an Employee elects to participate in this Plan for an Offering pursuant to Section 6 hereof, then on the applicable Offering Commencement Date the participant shall be deemed to have been granted an option to purchase as many shares of Stock as the participant will be able to purchase with the payroll deductions credited to the participant's account during the participant's participation in the Offering; provided, however, that such number of shares shall not exceed 5,000 in any single Offering. Notwithstanding any provision of this Plan to the contrary, no participating Employee shall be granted an option which permits the Employee the right to purchase stock under all employee stock purchase plans, as defined in Section 423 of the Code, of the Company or any Subsidiary to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined as of the Offering Commencement Date) for each calendar year in which such option is outstanding at any time.

     9. Option Price. The exercise price of Stock purchased pursuant to this Plan for each Offering shall be determined by the Committee prior to each Offering, provided that it shall be no less than 85% and no more than 100% of the fair market value of the Stock on the applicable Offering Commencement Date or on the applicable Offering Termination Date, whichever is less. The fair market value of a share of Stock on any date shall be the mean between the highest and lowest quoted selling price on such date (or the next regular business day if the date is not a business day) on the American Stock Exchange or other stock exchange on which the Stock is regularly traded.

     10. Exercise of Option. Unless a participant elects to terminate participation in this Plan as provided in Section 12(a) hereof, a participant's option to purchase Stock with payroll deductions made during an Offering will be deemed to have been exercised automatically on the applicable Offering Termination Date. Except as provided in Section 13, the participant's option will be exercised for the number of full shares of Stock which the accumulated payroll deductions in the participant's account on the applicable Offering Termination Date will purchase at the applicable option price. Any excess amount credited to the participant's account after the exercise of the participant's option will be credited to the participant's account for the next Offering.

     11. Delivery of Stock. As promptly as practical after the applicable Offering Termination Date, the Company will deliver to each participant the Stock purchased by the exercise of the participant's option.

     12.  Termination of Participation.

          12.1. At any time prior to the applicable Offering Termination Date, a participant may elect to terminate participation in this Plan for the Offering and withdraw the total amount of payroll deductions credited to the participant's account by giving written notice to the Committee. Upon receipt of such election, the Company shall pay promptly to the former participant all the payroll deductions credited to the participant's account, without interest, and no further payroll deductions will be made from the participant's pay during the Offering.

          12.2. A participant's election to terminate participation in this Plan during any Offering shall not affect the participant's eligibility to participate in any succeeding Offering or in any similar plan which may be adopted by the Company or any Subsidiary.

          12.3. Upon termination of a participant's employment with the Company or any Subsidiary for any reason except death, the payroll deductions credited to the participant's account will be returned, without interest, to the participant.

          12.4. Upon termination of a participant's employment because of death, the participant's beneficiary, as defined in Section 14, shall have the right to elect either (i) to withdraw all the payroll deductions credited to the participant's account under this Plan, without interest, or
     (ii) to exercise the participant's option to purchase Stock on the next Offering Termination Date for the number of full shares of Stock which the accumulated payroll deductions in the participant's account on the date of the participant's death will purchase at the applicable exercise price and any excess credited to the account will be returned to the beneficiary, without interest. The beneficiary's election must be made by written notice to the Committee within 30 days after the date of the participant's death. In the event the Committee does not receive an election within such 30-day period, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account and the Company will promptly pay such amount to the beneficiary.

     13. Shares Subject to Each Offering. The maximum number of shares of Stock which shall be made available for sale under this Plan during any Offering shall be determined by the Committee. If the total number of shares of Stock for which options are exercised on any Offering Termination Date exceeds the number of shares available for purchase during the Offering, the Committee shall make a pro rata allocation of the shares available for delivery and distribution to each participant in as nearly uniform a manner as shall be practicable and as the Committee shall determine to be equitable. The balance of any payroll deductions credited to the account of each participant under this Plan shall be returned to participants, without interest, as promptly as possible.

     14. Designation of Beneficiary. A participant may file with the Committee a written designation of the beneficiary who is to receive Stock or cash in the case of the participant's death. Such designation of beneficiary may be changed by the participant at any time in writing. In the event of the absence of a beneficiary validly designated under this Plan who is living at the time of a participant's death, the participant's beneficiary shall be the participant's surviving spouse or, if the participant is not survived by a spouse, the participant's executor or administrator.

     15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to an option to purchase Stock under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way by a participant and any such attempted assignment, transfer, pledge or other disposition shall be without effect. During the lifetime of a participant, an option to purchase Stock shall be exercisable only by the participant.

     16. Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     17. Adjustments in Event of Change in Common Stock. In the event of any change of the Common Stock of the Company by reason of any Stock dividend, recapitalization, reorganization, merger, consolidation, split up, combination or exchange of shares, the number and kinds of shares which may thereafter be optioned or sold under this Plan and the number and kind of shares subject to an option and the option price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in this Plan.

     18. No Rights as Shareholder. No participating Employee or beneficiary shall have any rights as a shareholder with respect to any shares of Stock subject to this Plan prior to the date of issuance to the participating Employee or beneficiary of a certificate or certificates for such shares.

     19. No Rights to Continued Employment. This Plan and any options granted hereunder shall not confer upon any Employee any right with respect to continuation of employment by the Company or any Subsidiary nor shall they interfere in any way with the right of the Company or any Subsidiary employing such Employee to terminate employment at any time.

     20. Compliance with Other Laws and Procedures. This Plan, the grant and exercise of options hereunder, and the obligations of the Company to sell and deliver shares under such options shall be subject to all applicable federal and state laws, rules and regulations and of such approvals by the government or any regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

     21. Amendment of Plan. At any time and from time to time the Board may amend this Plan provided that no such amendment may affect options previously granted nor make any change in an option theretofore granted which would adversely affect the rights of any participant.

     22. Discontinuance of Offering or Termination of Plan. The Board may at any time terminate this Plan. The Board or the Committee may at any time prior to an Offering Termination Date discontinue an Offering. Upon termination of this Plan or discontinuation of any Offering under this Plan, the Company shall return all amounts held by the Company in participating Employees' accounts.

     23. Effective Date of this Plan. The effective date of this Plan shall be the date of its adoption by the Board but such adoption shall be subject to approval and ratification by such vote of the shareholders of the Company as may be required by the applicable provisions of the Code, New Hampshire law, the Articles of Incorporation and Bylaws of the Company or the rules of any exchange on which the Company's Common Stock may be listed.

     24. Name. This Plan shall be known as "The Amended and Restated CFX Corporation 1992 Employee Stock Purchase Plan."

     25. Interpretation of this Plan. The terms of this Plan are subject to all present and future rules and regulations of the Secretary of the Treasury or its delegate regarding the qualifications of employee stock purchase plans under, and this Plan is intended to comply with the provisions of, Section 423 of the Code, and it shall be interpreted and construed accordingly. If any provision of this Plan conflicts with any such rule or regulation, then such provision of this Plan shall be void and of no force and effect.

     26. Term. Unless sooner terminated by the Board, this Plan shall terminate on December 10, 2001, and no Offering shall terminate after such date.